BLACKROCK HIGH YIELD TRUST

BLACKROCK CORPORATE HIGH YIELD FUND, INC.

BLACKROCK CORPORATE HIGH YIELD FUND III, INC.

BLACKROCK HIGH INCOME SHARES

BLACKROCK CORPORATE HIGH YIELD FUND V, INC.

BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

August 22, 2013

Dear Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock High Yield Trust (“BHY”), BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock High Income Shares (“HIS”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT” and together with BHY, COY, CYE, HIS and HYV, the “Funds,” and each, a “Fund”) to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on October 11, 2013 at 9:00 a.m. (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds, which are described in the enclosed Joint Proxy Statement/Prospectus.

Shareholders of BHY, COY, CYE, HIS and HYV will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of their Fund into HYT, a fund with the same or substantially similar (but not identical) investment objectives and investment policies.

Shareholders of HYT will be asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of each of BHY, COY, CYE, HIS and HYV into HYT, where each Fund has the same or substantially similar (but not identical) investment objectives and investment policies, including the issuance of additional common shares of HYT in connection with each such reorganization.

The Board of Directors/Trustees of each Fund believes the proposal applicable to its respective Fund is in the best interests of that Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods described above, you may be contacted by Georgeson Inc., our proxy solicitor, to vote your shares over the telephone.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

August 22, 2013

IMPORTANT NOTICE

TO SHAREHOLDERS OF

BLACKROCK HIGH YIELD TRUST

BLACKROCK CORPORATE HIGH YIELD FUND, INC.

BLACKROCK CORPORATE HIGH YIELD FUND III, INC.

BLACKROCK HIGH INCOME SHARES

BLACKROCK CORPORATE HIGH YIELD FUND V, INC.

BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the issues to be voted on.

Q:	Why is a shareholder meeting being held?

A:	Shareholders of BlackRock High Yield Trust (“BHY”), BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund V, Inc. (“HYV”): You are being asked to vote on the reorganization (each, a “Reorganization”) of each of BHY, COY, CYE, HIS and HYV, respectively (each such fund being referred to herein as a “Target Fund”) into BlackRock Corporate High Yield Fund VI, Inc. (“HYT” or the “Acquiring Fund” and, together with the Target Funds, each, a “Fund”), a fund that pursues investment objectives and has investment policies that are either the same or substantially similar (but not identical) to those of each of the Target Funds and has the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”), and the same sub-advisor, BlackRock Financial Management, Inc. (the “Sub-Advisor,” and together with the Investment Advisor, the “Advisors”), as the Target Funds. The term “Combined Fund” will refer to HYT as the surviving Fund after the Reorganizations.

Shareholders of BHY, COY, CYE, HIS and HYV are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: the reorganization of their fund with HYT, a fund with the same or substantially similar (but not identical) investment objectives and investment policies.

Shareholders of BlackRock Corporate High Yield Fund VI, Inc. (“HYT”): You are being asked to consider the following proposal, which is described in the enclosed Joint Proxy Statement/Prospectus, at the Special Meeting: reorganizing each of BHY, COY, CYE, HIS and HYV into HYT where each Fund has the same or substantially similar (but not identical) investment objectives and investment policies, including the issuance of additional common shares of HYT in connection with each such reorganization.

A Reorganization will be consummated if a Target Fund’s shareholders approve the Reorganization with respect to that Target Fund, and the Acquiring Fund’s shareholders approve the Reorganization with respect to that Target Fund. A Reorganization is not contingent upon the approval of any other Reorganization. If any Reorganization is not consummated, then the Target Fund for which such Reorganization was not consummated would continue to exist and operate on a stand-alone basis.

In the event a Reorganization is consummated, shareholders of the Combined Fund, including former shareholders of the applicable Target Fund, would be subject to the investment policies of the Acquiring Fund following the Reorganization. See “Comparison of the Funds” in the Joint Proxy Statement/Prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.

Q:	Why are the Reorganizations being recommended?

A:	The Board of Directors or Board of Trustees of each Fund, as applicable (each, a “Board” and collectively, the “Boards”), anticipates that the Reorganizations will benefit the shareholders of each Target Fund and the Acquiring Fund by providing the potential for:

i.	a lower operating expense ratio than each of the Funds prior to the Reorganizations, except with respect to COY, which is expected to increase by 0.09% (see “How will the Reorganizations affect the fees and expenses of the Funds?” below for additional information);

ii.	comparable (i.e., the same or slightly lower or higher) earnings, which is expected to allow each Fund’s shareholders to maintain a distribution yield on net asset value (“NAV”) comparable to the distribution yield on NAV for each of the Funds prior to the Reorganizations;

iii.	greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads;

iv.	better trade execution for the Combined Fund’s shareholders when purchasing or selling the Combined Fund’s common shares;

v.	improved premium/discount levels for the Combined Fund’s common shares;

vi.	operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

vii.	benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

viii.	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

Because the shareholders of each Fund will vote separately on its respective Reorganization(s), there are multiple potential combinations of Reorganizations. The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all the Funds. To the extent that one or more of the Reorganizations are not completed, but the other Reorganization(s) are completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If the Reorganization of any Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:	For the fiscal year ended August 31, 2012, BHY’s, HIS’s, HYV’s and HYT’s Total Expense Ratio was 2.01%, 1.54%, 1.42% and 1.51%, respectively. For the 12-month period ended February 28, 2013, the Total Expense Ratios of BHY, HIS, HYV and HYT were 2.25%, 1.59%, 1.45% and 1.52%, respectively. For the fiscal year ended February 28, 2013, the Total Expense Ratios of COY and CYE were 1.25% and 1.42%, respectively.

When we use the term “Total Expenses,” we mean a Fund’s total annual operating expenses (including interest expenses). When we use the term “Total Expense Ratio,” we mean a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended

February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHY, CYE, HIS, HYV and HYT of 0.91%, 0.08%, 0.25%, 0.11% and 0.18%, respectively, and an increase in the Total Expense Ratio for the shareholders of COY of 0.09%. In addition, the level of expense savings (or increases) will vary depending on the combination of the Funds in the proposed Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized.

The Board of each Fund, anticipates that the Reorganizations will benefit the shareholders of each Target Fund and the Acquiring Fund by providing for the potential benefits discussed in “Why are the Reorganizations being recommended?” on the previous page. These potential benefits include the potential for higher earnings yield (as a percentage of NAV) on a pro forma basis for the Combined Fund compared to COY. In addition, the Investment Advisor will bear all of the reorganization costs of COY, CYE and HYV.

The contractual management fee rate of the Combined Fund will be 0.60%, which is the same or lower than the current contractual management fee rate of any individual Fund, except COY. The Combined Fund will not be subject to any separate administration fee payable to the Investment Advisor. The current combined advisory and administration fees payable to the Investment Advisor for each Fund is as follows: 1.00% (including administration fee of 0.10%) for BHY, 0.75% for HIS (of the first $200 million and 0.50% thereafter), 0.50% for COY, 0.60% for CYE, 0.60% for HYV and 0.70% for HYT. No Fund, other than BHY, is subject to a separate administration fee. While the contractual management fee of the Combined Fund would be 10 basis points higher than the contractual management fee of COY (0.50%), the Combined Fund would still be competitively priced relative to peers and below the median contractual management fee for Lipper peers.

Q:	What happens if shareholders of one Target Fund do not approve its Reorganization but shareholders of the other Target Funds approve their Reorganizations?

A:	An unfavorable vote on a proposed Reorganization by the shareholders of one Target Fund will not affect the implementation of the Reorganizations of the other Target Funds if the other Reorganizations are approved by the shareholders of each of the Acquiring Fund and the other Target Funds.

If the Reorganization of any Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	What happens if shareholders of the Acquiring Fund do not approve the Reorganization of one Target Fund but approve the Reorganizations of the other Target Funds?

A:	An unfavorable vote by shareholders of the Acquiring Fund on the Reorganization of one Target Fund will not affect the implementation of the Reorganizations by the other Target Funds, if the other Reorganizations are approved by the shareholders of the Acquiring Fund and the shareholders of the other Target Funds. If the Reorganization of a Target Fund is not approved, however, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, the same portfolio managers, the same board members and either the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each Fund’s common shares are listed on the New York Stock Exchange.

Each Fund’s investment objectives are fundamental policies and may not be changed without shareholder approval.

The primary investment objective of HYT is to provide common shareholders with current income. The secondary investment objective of HYT is to provide common shareholders with capital appreciation.

The primary investment objective of BHY is to provide common shareholders with high current income. The secondary investment objective of BHY is to provide common shareholders with capital appreciation.

The primary investment objective of COY is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Ba or lower by Moody’s Investor Services (“Moody’s”)) or are unrated securities considered by the Fund’s investment adviser to be of comparable quality. The secondary investment objective of COY is to provide common shareholders with capital appreciation.

The primary investment objective of CYE is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by Standard & Poor’s or Baa or lower by Moody’s) or are unrated securities of comparable quality. The secondary investment objective of CYE is to provide common shareholders with capital appreciation.

The primary investment objective of HIS is to provide the highest current income attainable consistent with reasonable risk as determined by HIS’s investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed income securities. The secondary investment objective of HIS is to provide common shareholders with capital appreciation, but only when consistent with its primary objective.

The primary investment objective of HYV is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or in unrated securities considered by HYV’s investment adviser to be of comparable quality. The secondary investment objective of HYV is to provide common shareholders with capital appreciation.

Under normal market conditions, each Fund invests at least 80% of its assets in high yield securities. See “Comparison of the Funds” in the Joint Proxy Statement/prospectus for a comparison of the Funds’ investment objectives and significant investment strategies and operating policies.

Each of COY, CYE, HYV and HYT is organized as a Maryland corporation and each is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). HIS is organized as a Massachusetts business trust and is a diversified, closed-end management investment company registered under the 1940 Act. BHY is organized as a Delaware statutory trust and is a diversified, closed-end management investment company registered under the 1940 Act.

Because the Acquiring Fund is organized as a Maryland corporation, shareholders of BHY and HIS will become shareholders of a Maryland corporation rather than shareholders of a Delaware statutory trust or a Massachusetts business trust, respectively, if each of BHY’s and HIS’s Reorganization is completed. A more detailed description of the differences between Delaware statutory trust law, Massachusetts business trust law and Maryland corporate law is contained in the Joint Proxy Statement/Prospectus under the heading “Governing Law.”

Q:	How will the Reorganizations be effected?

A:	Assuming Target Fund shareholders approve the Reorganizations of the Target Funds and Acquiring Fund shareholders approve the Reorganizations of the Acquiring Fund, each Target Fund will merge with and into the Acquiring Fund or a new direct, wholly-owned subsidiary of the Acquiring Fund (the “HYT Merger Subsidiary”). Each Target Fund, except HIS, will merge directly with and into the Acquiring Fund. HIS will merge with and into the HYT Merger Subsidiary which will then merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization.

Shareholders of the Target Funds: You will become shareholders of the Acquiring Fund. You will receive newly issued common shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the particular Target Fund you held immediately prior to such Reorganization, less the applicable costs of the Reorganization (though you may receive cash for fractional shares).

Shareholders of the Acquiring Fund: You will remain shareholders of HYT, which will have additional common shares outstanding after the Reorganizations.

Q:	Have common shares of the Target Funds and the Acquiring Fund historically traded at a premium or discount?

A:	The common shares of each Fund have historically fluctuated between a discount and a premium. As of May 31, 2013, each Fund, except BHY, traded at a discount to its respective NAV. As of May 31, 2013, BHY traded at a premium to its NAV.

To the extent a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, such Target Fund shareholders would have the potential for an economic benefit by the narrowing of the discount/premium. To the extent a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, such Target Fund shareholders may be negatively impacted if the Reorganizations are consummated. The Acquiring Fund shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset values (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:	You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with these proposed Reorganizations, including the costs associated with the shareholder meeting, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis, except that the Investment Advisor will bear all of the reorganization costs of COY, CYE and HYV as discussed more fully in the Joint Proxy Statement/Prospectus. Because of the expected expense savings and other benefits for each of BHY, HIS and HYT, the Investment Advisor recommended and the Boards of such Funds have approved that BHY, HIS and HYT be responsible for their own Reorganization expenses. See “Reasons for the Reorganizations” in the attached Joint Proxy Statement/Prospectus. The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $270,000 for BHY, $350,000 for HIS, and $370,000 for HYT.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:

Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason

v

of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to any Reorganization.

On or prior to the closing date of the Reorganizations (the “Closing Date”), each of the Target Funds will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income, if any, through the Closing Date. Such a distribution will be taxable to each Target Fund’s shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:	Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the Acquiring Fund’s charter requires the Acquiring Fund’s shareholders to approve each of the Acquiring Fund’s reorganizations. In addition, the rules of the New York Stock Exchange (on which the Acquiring Fund’s common shares are listed) require the Acquiring Fund’s shareholders to approve the issuance of additional common shares in connection with the Reorganizations. If a Reorganization of the Acquiring Fund is not approved, then such Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson Inc., the Funds’ proxy solicitor, at 1-888-654-1722.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

BLACKROCK HIGH YIELD TRUST

BLACKROCK CORPORATE HIGH YIELD FUND, INC.

BLACKROCK CORPORATE HIGH YIELD FUND III, INC.

BLACKROCK HIGH INCOME SHARES

BLACKROCK CORPORATE HIGH YIELD FUND V, INC.

BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 11, 2013

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock High Yield Trust (“BHY”), BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock High Income Shares (“HIS”), BlackRock Corporate High Yield Fund V, Inc. (“HYV” and collectively with BHY, COY, CYE and HIS, the “Target Funds”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT” and collectively with the Target Funds, the “Funds”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on October 11, 2013 at 9:00 a.m. (Eastern time) for the following purposes:

1.	The Reorganizations of the Target Funds

Shareholders of BlackRock High Yield Trust (“BHY”):

Proposal 1(A): The shareholders of BHY are being asked to approve an Agreement and Plan of Reorganization between BHY and HYT (the “BHY Reorganization Agreement”) and the termination of BHY’s registration under the Investment Company Act of 1940 (the “1940 Act”).

Shareholders of BlackRock Corporate High Yield Fund, Inc. (“COY”):

Proposal 1(B): The shareholders of COY are being asked to approve an Agreement and Plan of Reorganization between COY and HYT (the “COY Reorganization Agreement”) and the termination of COY’s registration under the 1940 Act.

Shareholders of BlackRock Corporate High Yield Fund III, Inc. (“CYE”):

Proposal 1(C): The shareholders of CYE are being asked to approve an Agreement and Plan of Reorganization between CYE and HYT (the “CYE Reorganization Agreement”) and the termination of CYE’s registration under the 1940 Act.

Shareholders of BlackRock High Income Shares (“HIS”):

Proposal 1(D): The shareholders of HIS are being asked to approve an Agreement and Plan of Reorganization among HIS, HYT and a new direct, wholly-owned subsidiary of HYT (the “HIS Reorganization Agreement”) and the termination of HIS’s registration under the 1940 Act.

BlackRock Corporate High Yield Fund V, Inc. (“HYV”):

Proposal 1(E): The shareholders of HYV are being asked to approve an Agreement and Plan of Reorganization between HYV and HYT (the “HYV Reorganization Agreement”) and the termination of HYV’s registration under the 1940 Act.

2.	The Reorganizations of the Acquiring Fund and the Issuance of the Acquiring Fund’s Common Shares

Shareholders of BlackRock Corporate High Yield Fund VI, Inc. (“HYT”):

Proposal 2(A): The shareholders of HYT are being asked to approve the BHY Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the BHY Reorganization Agreement.

Proposal 2(B): The shareholders of HYT are being asked to approve the COY Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the COY Reorganization Agreement.

Proposal 2(C): The shareholders of HYT are being asked to approve the CYE Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the CYE Reorganization Agreement.

Proposal 2(D): The shareholders of HYT are being asked to approve the HIS Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the HIS Reorganization Agreement.

Proposal 2(E): The shareholders of HYT are being asked to approve the HYV Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the HYV Reorganization Agreement.

Shareholders of record as of the close of business on August 14, 2013 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS OR BOARD OF TRUSTEES, AS APPLICABLE, (EACH, A “BOARD”) OF EACH OF THE FUNDS REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH TARGET FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE REORGANIZATION OF YOUR TARGET FUND PURSUANT TO YOUR TARGET FUND’S REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, AND THE TERMINATION OF YOUR TARGET FUND’S REGISTRATION UNDER THE 1940 ACT.

THE BOARD OF HYT UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE:

-	FOR THE REORGANIZATION OF HYT PURSUANT TO EACH REORGANIZATION AGREEMENT BETWEEN HYT AND A TARGET FUND, INCLUDING THE ISSUANCE OF ADDITIONAL COMMON SHARES OF HYT IN CONNECTION WITH EACH SUCH REORGANIZATION AGREEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors/Trustees of the Funds

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

August 22, 2013

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 11, 2013.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-24874

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK HIGH YIELD TRUST

BLACKROCK CORPORATE HIGH YIELD FUND, INC.

BLACKROCK CORPORATE HIGH YIELD FUND III, INC.

BLACKROCK HIGH INCOME SHARES

BLACKROCK CORPORATE HIGH YIELD FUND V, INC.

BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

JOINT SPECIAL MEETING OF SHAREHOLDERS

OCTOBER 11, 2013

This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of (i) BlackRock High Yield Trust (“BHY”), (ii) BlackRock Corporate High Yield Fund, Inc. (“COY”), (iii) BlackRock Corporate High Yield Fund III, Inc. (“CYE”), (iv) BlackRock High Income Shares (“HIS”), (v) BlackRock Corporate High Yield Fund V, Inc. (“HYV”) and/or (vi) BlackRock Corporate High Yield Fund VI, Inc. (“HYT”). BHY is a diversified registered investment company and statutory trust organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”); whereas each of COY, CYE, HYV and HYT is a diversified registered investment company and corporation organized under the laws of the State of Maryland and registered under the 1940 Act, and HIS is a diversified registered investment company and a business trust organized under the laws of the Commonwealth of Massachusetts and registered under the 1940 Act. A joint special meeting (the “Special Meeting”) of shareholders of BHY, COY, CYE, HIS, HYV and HYT (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on October 11, 2013 at 9:00 a.m. (Eastern time) to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors or Board of Trustees, as applicable, of each Fund (each, a “Board”) requests that you vote your common shares of beneficial interests or shares of common stock (“common shares”) by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is September 4, 2013.

The purposes of the Special Meeting are:

1.	The Reorganizations of the Target Funds

Shareholders of BlackRock High Yield Trust. (“BHY”):

Proposal 1(A): The shareholders of BHY are being asked to approve an Agreement and Plan of Reorganization between BHY and HYT (the “BHY Reorganization Agreement”) and the termination of BHY’s registration under the 1940 Act.

Shareholders of BlackRock Corporate High Yield Fund, Inc. (“COY”):

Proposal 1(B): The shareholders of COY are being asked to approve an Agreement and Plan of Reorganization between COY and HYT (the “COY Reorganization Agreement”) and the termination of COY’s registration under the 1940 Act.

Shareholders of BlackRock Corporate High Yield Fund III, Inc. (“CYE”):

Proposal 1(C): The shareholders of CYE are being asked to approve an Agreement and Plan of Reorganization between CYE and HYT (the “CYE Reorganization Agreement”) and the termination of CYE’s registration under the 1940 Act.

Shareholders of BlackRock High Income Shares (“HIS”):

Proposal 1(D): The shareholders of HIS are being asked to approve an Agreement and Plan of Reorganization among HIS, HYT and a new direct, wholly-owned subsidiary of HYT (the “HIS Reorganization Agreement”) and the termination of HIS’s registration under the 1940 Act.

Shareholders of BlackRock Corporate High Yield Fund V, Inc. (“HYV”):

Proposal 1(E): The shareholders of HYV are being asked to approve an Agreement and Plan of Reorganization between HYV and HYT (the “HYV Reorganization Agreement”) and the termination of HYV’s registration under the 1940 Act.

2.	The Reorganizations of the Acquiring Fund and the Issuance of the Acquiring Fund’s Common Shares

Shareholders of BlackRock Corporate High Yield Fund VI, Inc. (“HYT”):

Proposal 2(A): The shareholders of HYT are being asked to approve the BHY Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the BHY Reorganization Agreement.

Proposal 2(B): The shareholders of HYT are being asked to approve the COY Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the COY Reorganization Agreement.

Proposal 2(C): The shareholders of HYT are being asked to approve the CYE Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the CYE Reorganization Agreement.

Proposal 2(D): The shareholders of HYT are being asked to approve the HIS Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the HIS Reorganization Agreement.

Proposal 2(E): The shareholders of HYT are being asked to approve the HYV Reorganization Agreement, including the issuance of additional common shares of HYT in connection with the HYV Reorganization Agreement.

BHY, COY, CYE, HIS and HYV are sometimes referred to herein as the “Target Funds,” and HYT is sometimes referred to herein as the “Acquiring Fund.” Each Reorganization Agreement that Target Fund shareholders and Acquiring Fund Shareholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as a “Reorganization.” The Fund surviving any or all Reorganizations is referred to herein as the “Combined Fund.” The BHY Reorganization Agreement, the COY Reorganization Agreement, the CYE Reorganization Agreement, the HIS Reorganization Agreement and the HYV Reorganization Agreement are referred to herein as the “Reorganization Agreements.”

The Reorganizations seek to combine six funds that have either the same or substantially similar (but not identical) investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. Each Target Fund will merge with and into the Acquiring Fund or a new direct, wholly-owned subsidiary of the Acquiring Fund that will be organized as a Massachusetts limited liability company (the “HYT Merger Subsidiary”). Each Target Fund, except HIS, will merge directly with and into the Acquiring Fund. HIS will merge with and into the HYT Merger Subsidiary for purposes of consummating a merger of a Massachusetts business trust under the laws of the Commonwealth of Massachusetts and the HYT Merger Subsidiary will then merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

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In each Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Shares”) in the form of book entry interests. The aggregate net asset value (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset value, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

In connection with each Reorganization, the shareholders of the Acquiring Fund are being asked to approve such Reorganization, including the issuance of additional Acquiring Fund Shares.

The Board of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s shareholders.

In the event that shareholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand-alone basis. In the event the Acquiring Fund shareholders do not approve a Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with the ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of that Target Fund. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganizations by the other Target Funds.

This Joint Proxy Statement/Prospectus sets forth concisely the information that shareholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Shares. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated August 22, 2013, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

BlackRock updates performance information for the Funds, as well as certain other information for the Funds, on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com. Shareholders are advised to periodically check the website for updated performance information and other information about the Funds.

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Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

The common shares of BlackRock Corporate High Yield Fund VI, Inc. are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “HYT” and will continue to be so listed after the completion of the Reorganizations. The common shares of BlackRock High Yield Trust are listed on the NYSE under the ticker symbol “BHY.” The common shares of BlackRock Corporate High Yield Fund, Inc. are listed on the NYSE under the ticker symbol “COY.” The common shares of BlackRock Corporate High Yield Fund III, Inc. are listed on the NYSE under the ticker symbol “CYE”. The common shares of BlackRock High Income Shares are listed on the NYSE under the ticker symbol “HIS”. The common shares of BlackRock Corporate High Yield Fund V, Inc. are listed on the NYSE under the ticker symbol “HYV”. Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Shares in each of the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact Georgeson Inc., the firm assisting us in the solicitation of proxies, at 1-888-654-1722.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is August 22, 2013

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Proposed Reorganizations

The Board of each Fund, including the directors or trustees, as applicable (the “Board Members”), who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Board Members”), has unanimously approved its Reorganization(s), including its respective Reorganization Agreement. Assuming each Target Fund’s shareholders approve its Reorganization and the Acquiring Fund’s shareholders approve the Reorganizations of the Acquiring Fund, each Target Fund will merge directly with and into the Acquiring Fund or a new direct, wholly-owned subsidiary of the Acquiring Fund that will be organized as a Massachusetts limited liability company (the “HYT Merger Subsidiary”). Each Target Fund, except HIS, will merge directly with and into the Acquiring Fund. HIS will merge with and into the HYT Merger Subsidiary for purposes of consummating a merger of a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, and the HYT Merger Subsidiary will then merge directly with and into the Acquiring Fund. Each Target Fund will terminate its registration under the 1940 Act after the completion of its Reorganization.

In each Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate net asset value (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset value, not the market value, of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

Background and Reasons for the Proposed Reorganizations

The Reorganizations seek to combine six funds that have either the same or substantially similar (but not identical) investment objectives and investment policies to achieve certain economies of scale and other operational efficiencies. Each Target Fund, except HIS, will merge directly with and into HYT, which will continue to exist after the merger as the Combined Fund. The Board of each Target Fund (each, a “Target Fund Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit shareholders of its Target Fund. The Board of the Acquiring Fund (the “Acquiring Fund Board”), based upon its evaluation of all relevant information, anticipates that the Reorganizations would benefit shareholders of the Acquiring Fund. Because shareholders of each Fund will vote separately on their Fund’s respective Reorganization(s), there are multiple potential combinations of Reorganizations.

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that each Reorganization would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted with respect to net asset value as a result of the Reorganization. The Board of each Fund approved its respective Reorganization(s), and the Board of each Fund recommends that shareholders of such Fund approve its respective Reorganization(s).

The Board of each Fund considered its respective Reorganization over a series of meetings. In preparation for meetings of the Board of each Fund held on June 4-5, 2013 and July 30, 2013 (collectively, the “Meeting”) at which the Reorganizations were approved, the Investment Advisor provided each Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. The Board of each Fund considered a number of factors, presented either at the time of the Meeting or at a prior meeting, in reaching their determinations, including, but not limited to, the following:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund, except COY;

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The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHY, CYE, HIS, HYV and HYT of 0.91%, 0.08%, 0.25%, 0.11% and 0.18%, respectively, and an increase in the Total Expense Ratio for the shareholders of COY of 0.09%.

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The Board of COY believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of COY shareholders. These potential benefits includes potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to COY, (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See “Reasons for the Reorganizations.” In addition, the Investment Advisor will bear all of the reorganization costs of COY, CYE and HYV.

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There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations.

•	alternatives to the Reorganizations for each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

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The Combined Fund’s earnings yield is expected to be slightly lower than HYV’s current earnings yield; thus, assuming the Acquiring Fund’s distribution policy remains in place after the Reorganizations, shareholders of HYV may experience a decrease in their distribution yield after the Reorganizations.

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The Board of HYV believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of HYV shareholders. These potential benefits include the potential for (i) a lower Total Expense Ratio, (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. In addition, the Investment Advisor will bear all of the reorganization costs of HYV.

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A Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant. In addition, the Combined Fund’s future earnings will vary depending on the combination of the proposed Reorganizations.

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management and portfolio composition;

•	the potential for improved secondary market trading;

•	the potential for operating and administrative efficiencies;

•	the anticipated tax-free nature of the Reorganization;

•	the potential effects on the Funds’ capital loss carryforwards;

•	the effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

The Board of each Fund, including the Independent Board Members, approved its respective Reorganization, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of its respective Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If a Reorganization is not approved by a Target Fund’s shareholders, such Target Fund will continue to operate for the time being as a stand-alone Maryland corporation, Delaware statutory trust, or Massachusetts business trust, as the case may be, and will continue to be advised by the Investment Advisor. However, if the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of such Target Fund. An unfavorable vote by the shareholders of one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the other Reorganizations.

Expenses

The Board of each Fund, except COY, believes that the completion of the Reorganizations would result in a reduced Total Expense Ratio for the shareholders of its Fund because certain fixed administrative costs would be spread across the Combined Fund’s larger asset base.

For the fiscal year ended August 31, 2012, BHY’s, HIS’s, HYV’s and HYT’s Total Expense Ratio was 2.01%, 1.54%, 1.42% and 1.51%, respectively. For the 12-month period ended February 28, 2013, the Total Expense Ratios of BHY, HIS, HYV and HYT were 2.25%, 1.59%, 1.45% and 1.52%, respectively. For the fiscal year ended February 28, 2013, the Total Expense Ratios of COY and CYE were 1.25% and 1.42%, respectively.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHY, CYE, HIS, HYV and HYT of 0.91%, 0.08%, 0.25%, 0.11% and 0.18%, respectively, and an increase in the Total Expense Ratio for the shareholders of COY of 0.09%. There can be no assurance that future expenses will not increase, or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending upon the combination of the proposed Reorganizations.

The Board of COY believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of COY shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to COY, (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See “Reasons for the Reorganizations.” In addition, the Investment Advisor will bear all of the reorganization costs of COY, CYE and HYV.

Appraisal Rights

The shareholders of each of the Funds do not have appraisal rights for their common shares in their respective Fund.

Comparison of the Funds

The Funds have the same or substantially similar (but not identical), investment objectives and investment strategies. The investment objectives, investment strategies and significant operating policies of the Combined Fund will be those of the Acquiring Fund.

Summary of Significant Differences in the Funds’ Investment Objectives and Policies

Investment Objectives. The primary investment objective of each of BHY and HIS is to provide high current income to shareholders. The primary investment objective of each of COY, CYE, HYV and HYT is to provide current income to shareholders. The secondary investment objective of each Fund is to provide shareholders with capital appreciation.

Corporate Loans. HYT, HYV, CYE and COY may invest up to 15% of its total assets in corporate loans. BHY may invest up to 25% of its total assets in corporate loans. HIS does not have any limitations with respect to corporate loans.

Distressed Securities. HYT, HYV, CYE, COY and BHY may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default. HIS may not purchase securities rated D by Standard & Poor’s.

Preferred Shares. HYT may invest up to 15% of its total assets in preferred shares. HIS may invest up to 10% of its assets in preferred shares. HYV, CYE, COY and BHY do not have any limitations with respect to preferred shares.

Convertible Debt Securities. HYT may invest up to 15% of its total assets in convertible debt securities. None of the Target Funds have any limitations with respect to convertible debt securities.

Common Stock. HYT, HYV, CYE and COY do not have any limitations on investments in common stock. BHY may invest up to 20% of its total assets in common stock. HIS may not acquire common stock, except when (i) attached to or included in, or in connection with or incidental to, the Fund’s investment in a unit with income-generating securities that otherwise would be attractive to the Fund (including equity interests, or the substantial equivalent of equity interests, which are acquired through a follow-on offering for interests in an issuer that HIS previously acquired in connection with its investment in such income-generating securities); (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange of privileges or warrants for the acquisition of stock or equity interests of the same issuer or a different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a “when-issued” basis.

Non-U.S. Securities. HYT, HYV, CYE and COY may invest, without limitation, in non-U.S. securities or securities denominated in foreign currencies and multinational currency units. BHY may invest up to 35% of its total assets in debt securities of issuers domiciled outside of the United States or that are denominated in foreign currencies and multinational currency units; provided, however, that BHY may not invest more than 10% of the Fund’s net assets in emerging market issuers. HIS may invest up to 20% of its total assets in fixed-income securities issued by foreign governments and other foreign issuers and up to 5% of its total assets in foreign currency issues of foreign and domestic issuers. In addition, HIS may invest up to 5% of its total assets in Eurodollar certificates of deposit which are the obligations of foreign branches of U.S. banks and may invest without limitation in Canadian issuers whose securities are payable in U.S. dollars.

Mezzanine Investments, Collateralized Bond Obligations, CMBS and Zero-Coupon Securities. BHY may invest up to 15% of its total assets in securities known as “Mezzanine Investments” (generally subordinated, privately placed debt securities issued with attached equity securities), collateralized bond obligations and commercial mortgage backed securities. BHY may also invest up to 30% of its total assets in stripped and zero-coupon securities, pay-in-kind securities and deferred payment securities. None of the other Funds have any limitation on investments in the foregoing securities.

Options. HYT may purchase call options, write (i.e., sell) covered or uncovered call options, purchase put options and uncovered put options, write (i.e., sell) covered put options and write uncovered put options on securities that HYT does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. BHY, COY, CYE and HYV have substantially the same policies as HYT with respect to options, except they may not write uncovered call or put options. HIS may only purchase and sell options on financial futures contracts, and hold puts that relate to equity securities acquired by the Fund when such puts are attached to or included with such equity securities.

Comparison Table

A more detailed comparison of the Funds’ investment objectives and significant investment strategies and operating policies is set forth in the table below.

HYT	HYV	CYE	COY	BHY	HIS
Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives

HYT’s primary investment objective is to provide shareholders with current income. HYT’s secondary investment objective is to provide shareholders with capital appreciation.	HYV’s investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or in unrated securities considered by the Fund’s investment adviser to be of comparable quality. HYV also seeks to provide shareholders with capital appreciation.	CYE’s primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by Standard & Poor’s or Baa or lower by Moody’s) or are unrated securities of comparable quality. CYE’s secondary investment objective is to provide capital appreciation.	COY’s investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or are unrated securities considered by the Fund’s investment adviser to be of comparable quality. As a secondary objective, COY also seeks to provide shareholders with capital appreciation.	BHY’s primary investment objective is to provide high current income. BHY’s secondary investment objective is to provide capital appreciation.	HIS’s primary investment objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund’s investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed income securities. HIS’s secondary objective is to provide capital appreciation, but only when consistent with its primary objective.

HYT	HYV	CYE	COY	BHY	HIS
Credit-Related Securities	Credit-Related Securities	Credit-Related Securities	Credit-Related Securities	Credit-Related Securities	Credit-Related Securities

Under normal market conditions, the Fund invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. High yield securities include high yield bonds, corporate loans, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Investment Advisor to be of comparable quality.	Under normal market conditions, the Fund invests at least 80% of its total assets in high yield debt instruments. High yield debt instruments include “junk” bonds and corporate loans rated in the lower rating categories (Ba or lower by Moody’s and BB or lower by Standard & Poor’s) or are unrated debt investments considered by the Investment Advisor to be of comparable quality.	Under normal circumstances, the Fund invests at least 80% of its total assets in high-yield corporate debt instruments which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by Standard & Poor’s), or in unrated securities considered by the Investment Advisor to be of comparable quality.	Under normal market conditions, the Fund invests at least 80% of its assets in high yield debt instruments, including junk bonds and Corporate Loans rated in the lower rating categories (Ba or lower by Moody’s and BB or lower by Standard & Poor’s), or in similar unrated instruments considered by the Investment Advisor to be of comparable quality.	Under normal market conditions, the Fund invests at least 80% of its total assets in high-risk, high yield securities. High-risk, high yield securities are generally income securities which, if rated at the time of purchase, are rated lower than Baa by Moody’s, lower than BBB by Standard & Poor’s or similarly rated by other nationally recognized securities rating organization. Such securities may include securities that are not rated by any Rating Agency but which BlackRock believes to be comparable to such securities.	Under normal market conditions, the Fund invests at least 80% of its total assets in high- yield, high risk debt instruments rated in the medium to lower categories by nationally recognized rating services (Baa or lower by Moody’s or BBB or lower by Standard & Poor’s or non-rated securities which, in the Investment Advisor’s opinion, are of comparable quality.

Corporate/Bank Loans	Corporate/Bank Loans	Corporate/Bank Loans	Corporate/Bank Loans	Corporate/Bank Loans	Corporate/Bank Loans

The Fund may invest up to 15% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions.	Same as HYT	Same as HYT	Same as HYT	The Fund may invest up to 25% of its total assets in loans extended to corporate borrowers by commercial banks or other financial institutions.	No Stated Policy

HYT	HYV	CYE	COY	BHY	HIS
Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities

The Fund may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by Standard & Poor’s or CC or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality.	Same as HYT	Same as HYT	Same as HYT	The Fund may invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default.	The Fund may not purchase securities rated D by Standard & Poor’s.

Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock

The Fund may invest up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities.	No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	Under normal circumstances, the Fund will not invest more than 10% of its assets in preferred stock.

HYT	HYV	CYE	COY	BHY	HIS
Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities

The Fund may invest up to 15% of its total assets in convertible debt securities.	No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy

Common Stock	Common Stock	Common Stock	Common Stock	Common Stock	Common Stock

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	Up to 20% of the Fund’s total assets may be invested in equity securities other than preferred stocks.

The Fund may not acquire common stock, except when (i) attached to or included in, or in connection with or incidental to, the Fund’s investment in a unit with income-generating securities that otherwise would be attractive to the Fund (including equity interests, or the substantial equivalent of equity interests, which are acquired through a follow-on offering for interests in an issuer that HIS previously acquired in connection with its investment in such income-generating securities); (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange of privileges or warrants for the acquisition of stock or equity interests of the same issuer or a different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a “when-issued” basis.

HYT	HYV	CYE	COY	BHY	HIS
Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities

The Fund may invest without limitation in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units.	Same as HYT	Same as HYT	Same as HYT	The Fund may invest up to 35% of its total assets in debt securities of issuers domiciled outside of the United States or that are denominated in various foreign currencies and multinational currency units. Typically, the Fund will not hold any foreign securities of emerging market issuers, and in any case such securities will not comprise more than 10% of the Fund’s net assets.

The Fund may invest up to 20% of its total assets in fixed-income securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but no more than 5% of its total assets in such securities, whether issued by a foreign or domestic issuer, which are denominated in foreign currencies.

In addition to its authorization to invest in foreign securities, the Fund may invest up to 5% of its total assets in Eurodollar certificates of deposit which are the obligations of foreign branches of U.S. banks and may invest without limitation in Canadian issuers whose securities are payable in U.S. dollars.

HYT	HYV	CYE	COY	BHY	HIS
Illiquid Securities	Illiquid Securities	Illiquid Securities	Illiquid Securities	Illiquid Securities	Illiquid Securities

The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.	Same as HYT	Same as HYT	Same as HYT	No Stated Policy	The Fund may invest up to 20% of its total assets in “private placements.” Except for this restriction that up to 20% of total assets may be invested in private placements, the Fund has no specific restrictions on investing in illiquid securities. For purposes of this restriction, securities eligible for resale under Rule 144A of the 1933 Act with registration rights are excluded from “private placements” and are not considered illiquid.

The Fund may not invest in securities which are subject to legal or contractual restrictions on resale if, as a result thereof, more than 20% of the total assets of the Fund taken at market value, would be invested in such securities. Securities eligible for resale under Rule 144A of the 1933 Act with registration rights are excluded from this investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
Defensive Measures	Defensive Measures	Defensive Measures	Defensive Measures	Defensive Measures	Defensive Measures

Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established Rating Agency, or other fixed income securities deemed by the Investment Advisor to be consistent with a defensive posture, or may hold investments in cash.	Same as HYT	Same as HYT	Same as HYT

In addition, the Fund may implement various temporary “defensive” strategies at times when BlackRock determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders.

These strategies may include investing all or a portion of the Fund’s assets in higher-quality debt securities including short-term securities.

The Fund may invest without limitation in short-term high quality money market instruments (including variable and floating rate instruments and demand instruments) such as certificates of deposit, commercial paper, bankers’ acceptances, short-term U.S. Government securities and repurchase agreements, pending investment in portfolio securities, or for temporary defensive purposes or to meet anticipated short-term cash needs such as dividend payments.

HYT	HYV	CYE	COY	BHY	HIS
Leverage	Leverage	Leverage	Leverage	Leverage	Leverage

The Fund is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets (net assets plus the proceeds of any outstanding borrowings). The Fund voluntarily limits its aggregate economic leverage to 50% of its total managed assets.	Same as HYT	Same as HYT	Same as HYT	Same as HYT	Same as HYT

Mezzanine Investments	Mezzanine Investments	Mezzanine Investments	Mezzanine Investments	Mezzanine Investments	Mezzanine Investments

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund may invest up to 15% of its total assets in securities known as “Mezzanine Investments,” which are generally subordinated, privately placed debt securities issued with attached equity securities.	No Stated Policy

Collateralized Bond Obligations	Collateralized Bond Obligations	Collateralized Bond Obligations	Collateralized Bond Obligations	Collateralized Bond Obligations	Collateralized Bond Obligations

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund may invest up to 15% of its total assets in collateralized bond obligations which are structured securities backed by a pool of income securities.	No Stated Policy

HYT	HYV	CYE	COY	BHY	HIS
Mortgage- Backed Securities	Mortgage- Backed Securities	Mortgage- Backed Securities	Mortgage- Backed Securities	Mortgage- Backed Securities	Mortgage- Backed Securities

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund will not invest more than 15% of its total assets in CMBS.	No Stated Policy

Zero Coupon, PIK and Deferred	Zero Coupon, PIK and Deferred	Zero Coupon, PIK and Deferred	Zero Coupon, PIK and Deferred	Zero Coupon, PIK and Deferred	Zero Coupon, PIK and Deferred
Payment Securities	Payment Securities	Payment Securities	Payment Securities	Payment Securities	Payment Securities

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund may invest up to 30% of its total assets in stripped and Zero-Coupon Securities, Pay-In-Kind Securities and Deferred Payment Securities.	No Stated Policy

Options	Options	Options	Options	Options	Options

Call Options: The Fund may purchase call options on any of the types of securities in which it may invest. The Fund may also purchase and sell call options on indices.	Same as HYT, except no expressed authority to write uncovered call or put options.	Same as HYV	Same as HYV

Call Options:

In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options (“calls”) on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the- counter markets.

The Fund may not invest in puts, calls or any combinations thereof, except that the Fund may purchase and sell options on financial futures contracts and may acquire and hold puts which relate to equity securities acquired by the Fund when such puts are attached to or included in a unit with such equity securities.

HYT	HYV	CYE	COY	BHY	HIS
The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it invests and to enter into closing purchase transactions with respect to certain of such options.				All such calls sold by the Fund must be “covered” as long as the call is outstanding.

The Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Fund.				Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

Put Options:				Put Options:

The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to seek to enhance its return. The Fund also may purchase uncovered put options.				As with calls, the Fund may purchase put options (“puts”) on Securities (whether or not it holds such securities in its portfolio).

The Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Fund, provided that such put options are covered. The				For the same purposes, the Fund may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund’s

HYT	HYV	CYE	COY	BHY	HIS

Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral.

contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.

The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions.

Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions

In order to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations or to seek to enhance the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate	Same as HYT	Same as HYT	Same as HYT	The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a	No Stated Policy

HYT	HYV	CYE	COY	BHY	HIS

swaps and the purchase or sale of interest rate caps and floors.

The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating.

particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own.

The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.

HYT	HYV	CYE	COY	BHY	HIS
Credit Derivatives	Credit Derivatives	Credit Derivatives	Credit Derivatives	Credit Derivatives	Credit Derivatives

The Fund may enter into credit default swap agreements for hedging purposes or to enhance its returns. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating.	Same as HYT	Same as HYT	Same as HYT	The Fund may engage in credit derivative transactions. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.	No Stated Policy

Futures	Futures	Futures	Futures	Futures	Futures

The Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to	Same as HYT	Same as HYT	Same as HYT	In connection with its hedging and other risk management strategies, the Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt	The Fund will only enter into financial futures contracts or purchase options thereon for the purpose of hedging either long-term debt securities in its portfolio or the value of debt securities which the Fund intends to purchase.

HYT	HYV	CYE	COY	BHY	HIS

seek to enhance the Fund’s income.

The Fund also has authority to purchase and write call and put options on futures contracts.

The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets.

The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements.

The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes.

The Fund will not enter into futures contracts and options on futures contracts to hedge more than 50% of its portfolio.

Securities Lending	Securities Lending	Securities Lending	Securities Lending	Securities Lending	Securities Lending

The Fund from time to time may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In	The Fund from time to time may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or	Same as HYV	Same as HYV	The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans).	The Fund may lend its portfolio securities (principally to broker-dealers) to the extent of 20% of its total assets.

HYT	HYV	CYE	COY	BHY	HIS

return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.	securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

Short Sales	Short Sales	Short Sales	Short Sales	Short Sales	Short Sales

The Fund may make short sales of securities, provided the market value of all securities sold short does not exceed 10% of its total assets. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The

	Same as HYT	Same as HYT	Same as HYT	No Stated Policy	The Fund may not make short sales of securities or maintain short positions (other than in connection with futures contracts or options thereon) unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration.

HYT	HYV	CYE	COY	BHY	HIS

Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

The Fund also may make short sales “against the box.” Short Sales “against the box” are not subject to the foregoing 10% limitation.

Further Information Regarding the Reorganization

Each Target Fund Board has determined that its Reorganization is in the best interests of its Target Fund and the shareholders of such Target Fund, and that the interests of such shareholders will not be diluted as a result of such Target Fund’s Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganizations. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), dated as of the closing date of such Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

The Board of each Target Fund requests that shareholders of such Target Fund approve their proposed Reorganization at the Special Meeting to be held on October 11, 2013.

Shareholder approval of the BHY, COY, CYE and HYV Reorganizations requires the affirmative vote of the holders of a majority of the outstanding common shares of BHY, COY, CYE and HYV, respectively.

Shareholder approval of HIS’s Reorganization requires the affirmative vote by HIS shareholders, voting as a single class, of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”). A 1940 Act Majority means the affirmative vote of either (i) 66 2/3% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information and Requirements.”

Subject to the requisite approval of the shareholders of each Target Fund with regard to each Reorganization, it is expected that the Closing Date will be sometime during the fourth quarter 2013, but it may be at a different time as described herein.

Investing in the Combined Fund following a Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The BHY Board recommends that shareholders of BHY vote “FOR” BHY’s proposed Reorganization.

The COY Board recommends that shareholders of COY vote “FOR” COY’s proposed Reorganization.

The CYE Board recommends that shareholders of CYE vote “FOR” CYE’s proposed Reorganization.

The HIS Board recommends that shareholders of HIS vote “FOR” HIS’s proposed Reorganization.

The HYV Board recommends that shareholders of HYV vote “FOR” HYV’s proposed Reorganization.

PROPOSAL 2: THE REORGANIZATIONS OF THE ACQUIRING FUND

In connection with each proposed Reorganization described under “Proposal 1: The Reorganizations of the Target Funds,” each Target Fund will either merge with and into the Acquiring Fund or a new direct, wholly-owned subsidiary of the Acquiring Fund, and the Acquiring Fund will issue additional Acquiring Fund Shares in connection with such reorganization and list such common shares on the NYSE. The Reorganizations are not expected to result in any reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganizations, including, but not limited to, the issuance of additional Acquiring Fund Shares in connection with each of the Reorganizations (the “Issuances”).

No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its shareholders pursuant to the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Advisor showing that the Acquiring Fund will experience a reduced management fee and a reduced Total Expense Ratio as a result of the proposed Reorganizations.

The Acquiring Fund pays the Investment Advisor a monthly management fee at an annual rate of 0.70% based on an aggregate of (i) the Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net Assets” means the total assets of the Fund minus the sum of the accrued liabilities. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s net asset value. If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly management fee at an annual rate of 0.60% based on an aggregate of (i) the Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

For the fiscal year ended August 31, 2012, the Acquiring Fund’s Total Expense Ratio was 1.51%. For the 12-month period ended February 28, 2013, the Total Expense Ratio of the Acquiring Fund was 1.52%. The Acquiring Fund estimates that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of the Acquiring Fund of 0.18%.

The Acquiring Fund Board also believes the Reorganizations may provide other potential benefits, including the potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to the Acquiring Fund; (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See “Reasons for the Reorganization” for additional information.

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund approve the Reorganizations, including the Issuances, at the Special Meeting to be held on October 11, 2013 at 9:00 a.m. (Eastern time).

Shareholder approval of each of HYT’s proposed Reorganizations with each of BHY, COY, CYE, HIS and HYV requires the affirmative vote of the holders of a majority of the outstanding common shares of HYT. For additional information regarding voting requirements, see “Voting Information and Requirements.”

Subject to the requisite approval of the shareholders of each Fund with regard to its Reorganization, it is expected that the Closing Date will be sometime during the fourth quarter of 2013, but it may be at a different time as described herein.

Investing in the Combined Fund, following the Reorganizations, involves certain risks. For additional information, see “Risk Factors and Special Considerations.”

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund vote “FOR” each of HYT’s proposed Reorganizations with each of BHY, COY, CYE, HIS and HYV.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because the Funds have either the same or substantially similar (but not identical) investment objectives and principal investment strategies, the Funds generally are subject to substantially similar investment risks. The Combined Fund will be managed in accordance with the same investment objectives and investment policies, and subject to the same risks, as the Acquiring Fund. Many of the investment risks associated with an investment in the Acquiring Fund are substantially similar to those associated with an investment in the Target Funds. Risks that predominately affect common shares include credit risk, interest rate risk, high yield security risk, leverage risk, derivatives risk, liquidity and market price risk, issuer risk, market risk and non-U.S. securities risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that the Funds’ common shares may trade at a discount from the Funds’ net asset value. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes.

The Acquiring Fund may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by Standard & Poor’s or CC or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality. HIS may not purchase securities rated D by Standard & Poor’s; thus, shareholders of HIS may be subject to the risks associated with an investment in such distressed securities as a shareholder of the Combined Fund.

The Acquiring Fund may invest up to 15% of its total assets in preferred shares. HIS may invest up to 10% of its assets in preferred shares; thus, shareholders of HIS may be subject to additional risks associated with an investment in preferred shares as a shareholder of the Combined Fund.

The Acquiring Fund does not have any limitation on investments in common stock. BHY may invest up to 20% of its total assets in common stock. HIS may not acquire common stock, except when (i) attached to or included in, or in connection with or incidental to, the Fund’s investment in a unit with income-generating securities that otherwise would be attractive to the Fund (including equity interests, or the substantial equivalent of equity interests, which are acquired through a follow-on offering for interests in an issuer that HIS previously acquired in connection with its investment in such income-generating securities); (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange of privileges or warrants for the acquisition of stock or equity interests of the same issuer or a different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a “when-issued” basis. Shareholders of BHY and HIS may be subject to additional risks associated with an investment in common stock as a shareholder of the Combined Fund.

The Acquiring Fund may invest, without limitation, in non-U.S. securities or securities denominated in foreign currencies and multinational currency units. BHY may invest up to 35% of its total assets in debt securities of issuers domiciled outside of the United States or that are denominated in foreign currencies and multinational currency units; provided, however, that BHY may not invest more than 10% of the Fund’s net assets in emerging market issuers. HIS may invest up to 20% of its total assets in fixed-income securities issued by foreign governments and other foreign issuers and up to 5% of its total assets in foreign currency issues of foreign and domestic issuers. In addition, HIS may invest up to 5% of its total assets in Eurodollar certificates of deposit which are the obligations of foreign branches of U.S. banks and may invest without limitation in Canadian issuers whose securities are payable in U.S. dollars. Shareholders of BHY and HIS may be subject to additional risks associated with an investment in non-U.S. securities as a shareholder of the Combined Fund.

BHY may invest up to 15% of its total assets in securities known as “Mezzanine Investments” (generally subordinated, privately placed debt securities issued with attached equity securities), collateralized bond obligations and commercial mortgage backed securities. BHY may also invest up to 30% of its total assets in stripped and zero-coupon securities, pay-in-kind securities and deferred payment securities. The Acquiring Fund does not have any limitation on investments in the foregoing securities; therefore, shareholders of BHY may be subject to additional risks associated with an investment in the foregoing securities as a shareholder of the Combined Fund.

The Acquiring Fund may purchase call options, write (i.e., sell) covered or uncovered call options, purchase put options and uncovered put options, write (i.e., sell) covered put options and write uncovered put options on securities that the Acquiring Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. BHY, COY, CYE and HYV may not write uncovered call or put options. HIS may only purchase and sell options on financial futures contracts, and hold puts that relate to equity securities acquired by the Fund when such puts are attached to or included with such equity securities. The Acquiring Fund has more flexibility with respect to option transactions than any of the Target Funds; thus, shareholders of each Target Fund may be subject to additional risks associated option transactions, such as the selling of uncovered options, as a shareholder of the Combined Fund.

The Acquiring Fund may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. HIS may lend its portfolio securities to the extent of 20% of its total assets; thus, shareholders of HIS may be subject to additional risks associated with securities lending as a shareholder of the Combined Fund.

See “Comparison of the Funds” in this Joint Proxy Statement/Prospectus for a more detailed description of the salient differences among the Funds.

Risks Related to the Reorganizations

Expenses.

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Combined Fund by approximately $1,953,954 per year if all the Reorganizations are completed (which represents the most likely combination of the Reorganizations and the combination of the Reorganizations resulting in the lowest Total Expense Ratio) and approximately $990,384 if only the Reorganization between BHY and HYT is completed (which represents the combination of the Reorganizations resulting in the highest Total Expense Ratio), the realization of these reduced expenses will not affect holders of the Funds proportionately, and may take longer than expected to be realized or may not be realized at all.

After the Reorganizations, the Combined Fund is expected to incur lower Total Expenses on a per common share basis than is currently incurred by the Acquiring Fund. In addition, no matter which Funds complete their Reorganizations, the Combined Fund may incur higher Total Expenses for a period after the completion of the Reorganizations due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease.

For the fiscal year ended August 31, 2012, BHY’s, HIS’s, HYV’s and HYT’s Total Expense Ratio was 2.01%, 1.54%, 1.42% and 1.51%, respectively. As of February 28, 2013, the historical and pro forma total annual gross expense ratios applicable to the Reorganizations are as follows:

BHY	COY	CYE	HIS	HYV	HYT	Pro Forma Combined Fund (BHY into HYT)	Pro Forma Combined Fund (All Target Funds into HYT)
2.25%	1.25%	1.42%	1.59%	1.45%	1.52%	1.39%	1.34%

There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations.

The most likely combination is the Reorganizations of all of the Funds, which is also expected to result in the lowest Total Expense Ratio. The Reorganization of just BHY into the Acquiring Fund is expected to result in the highest Total Expense Ratio of any of the possible combinations of Reorganizations.

Any combination other than the Reorganization of just BHY and the Acquiring Fund or the Reorganization of all the Funds is expected to result in a Total Expense Ratio that is lower than the Total Expense Ratio that is expected to result from the Reorganization of just BHY and the Acquiring Fund and higher than the Total Expense Ratio that is expected to result from the Reorganization of all the Funds.

The Board of each of BHY, CYE, HIS, HYV and HYT believes that its respective Fund’s shareholders should realize lower Total Expense Ratios after the Reorganizations than they would realize if the Reorganizations did not occur after the expenses associated with the Reorganizations have been paid. The Board of COY believes that its shareholders should expect to realize a higher Total Expense Ratio after the Reorganization than they would realize if the Reorganizations did not occur after the expenses associated with the Reorganizations have been paid. The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHY, CYE, HIS, HYV and HYT of 0.91%, 0.08%, 0.25%, 0.11% and 0.18%, respectively, and an increase in the Total Expense Ratio for the shareholders of COY of 0.09%.

The Board of COY believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of COY shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to COY, (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See “Reasons for the Reorganizations.” In addition, the Investment Advisor will bear all of the reorganization costs of COY, CYE and HYV.

BHY, HIS and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes and auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. The Investment Advisor will bear the costs of the Reorganizations for COY, CYE and HYV because the shareholders of these Target Funds are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BHY, HIS and HYT. Therefore, the costs associated with the Reorganizations of COY, CYE and HYV will not be directly borne by COY, CYE and HYV. Because BHY, HIS and the Acquiring Fund have already incurred expenses solely and directly attributable to the Reorganizations and because BHY, HIS and the Acquiring Fund (and not the Investment Advisor) are responsible for paying those expenses, if BHY, HIS or the Acquiring Fund’s respective shareholders do not approve their Fund’s respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). See “Reasons for the Reorganizations.”

Earnings and Distribution Yield.

The Combined Fund’s earnings and distribution yield on NAV are expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of each Fund prior to the Reorganizations; however, the Combined Fund’s earnings and distribution yield on NAV may change over time, and depending on market conditions, may be significantly higher or lower than each Fund’s earnings and distribution yield prior to the Reorganizations.

The Combined Fund’s earnings yield is expected to be slightly lower than HYV’s current earnings yield; thus, assuming the Acquiring Fund’s distribution policy remains in place after the Reorganizations, shareholders of HYV may experience a decrease in their distribution yield after the Reorganizations. Although the Combined Fund’s earnings yield is expected to be slightly lower than HYV’s current earnings yield, shareholders of HYV are expected to benefit from a reduction in HYV’s Total Expense Ratio of approximately 0.11%. It is also anticipated that shareholders of HYV may benefit from other potential benefits associated with the Reorganizations (including as a result of the Combined Fund’s larger size) as more fully discussed herein. See “Reasons for the Reorganizations.” In addition, the Investment Advisor will bear all of the reorganization costs of HYV.

A Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant. In addition, the Combined Fund’s future earnings will vary depending on the combination of the proposed Reorganizations.

Premium/Discount to NAV.

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganizations.

The common shares of each Fund have historically fluctuated between a discount and a premium. As of May 31, 2013, each Fund, except BHY, traded at a discount to its respective NAV. As of May 31, 2013, BHY traded at a premium to its NAV. To the extent that a Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders would have the potential for an economic benefit. To the extent that a Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, such Target Fund’s shareholders may be negatively impacted if the Reorganizations are consummated. The Acquiring Fund’s shareholders would only benefit from a discount perspective to the extent the post-Reorganization discount (or premium) improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below net asset value. Upon consummation of the Reorganizations, the Acquiring Fund Shares may trade at a price that is less than the Acquiring Fund’s current trading market price. In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset values (not the market values) of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganizations.

Tax Considerations.

See “Material Federal Income Tax Consequences of the Reorganizations” for a summary of certain U.S. federal income tax consequences of the Reorganizations.

General Risks of Investing in the Funds

Investment Risk. An investment in each Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in each Fund’s common shares represents an indirect investment in the securities owned by such Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Although the Funds can sell securities of an issuer upon the occurrence of certain events or for tax planning, the Funds generally will not sell securities of issuers solely due to changes in market price. Each Fund’s common shares at any point in time may be worth less than a shareholders’ original investment, even after taking into account the reinvestment of the Fund’s dividends and distributions.

Investment Strategy Risk. The types of investments that are selected through application of the Funds’ investment strategy can be expected to change over time. In pursuing their investment strategy, the Funds may incur adverse tax or brokerage consequences. Particular risks may be elevated during periods in which the Funds’ investment strategy dictates higher levels of investment in particular types of investments.

Decision-Making Authority. Investors have no authority to make decisions or to exercise business discretion on behalf of the Funds, except as set forth in the Funds’ governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of each Fund’s investment activities to the Advisors, subject to oversight by the Board.

Issuer Risk; Market Risk; and Selection Risk. Issuer risk is the risk that the value of the Funds’ debt securities may decline for a number of reasons which directly relate to the issuer or borrower, such as a real or perceived management performance, financial leverage and reduced demand for the issuer’s or borrower’s goods and services.

Market risk is the risk that the market values of securities owned by a Fund will decline. There is a risk that the markets in which a Fund invests will go down in value, including the possibility that the market will go down sharply and unpredictably. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject a Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater a Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that a Fund’s management selects will underperform the markets in which the Fund invests, the market relevant indices, or other funds with similar investment objectives and investment strategies.

Fixed Income Securities Risk. Fixed income securities in which each Fund may invest are generally subject to the following risks:

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Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

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Credit Risk. Credit risk is the risk that one or more fixed income securities in a Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent a Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent a Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default.

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Interest Rate Risk. The value of certain fixed income securities in a Fund’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities’ prices rise, and vice versa. Interest rate risk is the risk that the securities in a Fund’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historic low levels. Because a Fund may invest primarily in long-term securities, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if such Fund invested primarily in shorter-term securities. A Fund’s use of leverage will tend to increase common share interest rate risk. A Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Funds are not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by a Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

Each Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. A Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent a Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Fund’s common shares.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, which can force a Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by a Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from a Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Funds have no set policy regarding portfolio maturity or duration. The Advisors may seek to adjust the portfolio’s duration or maturity based on their assessment of current and projected market conditions and all factors that the Advisors deem relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of a Fund’s portfolio generally will be made based on all pertinent market factors at any given time. A Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance, however, that the Advisors’ assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Below Investment Grade Securities Risk. Each Fund invests primarily in a portfolio of below investment grade, high yield securities, which are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “Risk Factors and Special Considerations—General Risks of Investing in the Funds—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of a Fund, both in the short-term and the long-term.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, Standard & Poor’s, Fitch and other rating agencies represent their opinions as to the quality of the obligations, which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors will also independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that a Fund invests in lower grade securities that have not been rated by a Rating Agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case if the Fund were to invest in rated securities.

Each Fund may invest in securities rated in the lower rating categories (rated Caa1/CCC+ or below, or unrated but judged to be of comparable quality by the Advisors). For these securities, the risks associated with below investment grade instruments are more pronounced. A Fund may purchase stressed or distressed securities, including securities that are in default or the issuers of which are in bankruptcy, except HIS may not purchase securities rated D by Standard & Poor’s, which involve heightened risks. See “Risk Factors and Special Considerations—General Risks of Investing in the Funds—Distressed and Defaulted Securities Risk.”

Distressed and Defaulted Securities Risk. An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisors’ judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Unrated Securities Risk. Because a Fund may purchase securities that are not rated by any rating organization, the Advisors may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. To the extent that a Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Advisors’ credit analysis than would be the case when the Fund invests in rated securities.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere herein in further detail, including under “Fixed Income Securities Risk,” “Prepayment Risk,” “Event Risk” and “Reinvestment Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “Below Investment Grade Securities Risk.”

Corporate Loans. As in the case of below investment grade securities, the corporate loans in which each Fund may invest may be rated below investment grade by established rating services (Ba or lower by Moody’s, BB or lower by Standard & Poor’s or BB or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality. Corporate loans can be expected to provide higher yields than investment grade fixed income securities, but may be subject to a greater risk of loss of principal and income. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. Such security and subordination arrangements are designed to give corporate loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality or default of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by a Fund may be expected to fluctuate less than the value of other fixed rate high yield securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore, present increased market risk relating to liquidity and pricing concerns.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

A Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. Synthetic convertible securities are also subject to the risks associated with derivatives.

Special Risks Related To Preferred Securities. Each Fund is exposed to risks associated with its investments in preferred securities. There are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, such Fund may be required to report income for tax purposes although it has not yet received such income.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

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Limited Voting Rights. Generally, preferred security holders (such as a Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by certain changes in Federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by a Fund.

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New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. Each Fund reserves the right to invest in these securities if the Advisors believe that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, a Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Mortgage and Asset-Backed Securities. Each Fund may invest in a variety of mortgage related and other asset-backed securities, including both commercial and residential mortgage securities and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and each Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Like more traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Non-U.S. Securities Risk. Each Fund may invest in non-U.S. securities. Investments in non-U.S. securities involve certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions, including expropriation; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.

Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of non-U.S. securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country. In addition, a Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in non-U.S. securities. Because evidences of ownership of such securities usually are held outside the United States, a Fund will be subject to additional risks if it invests in non-U.S. securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. non-U.S. securities may trade on days when the Fund’s common shares are not priced.

The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. Generally, the cost of servicing external debt will be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Certain countries in which the Funds may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries.

Because a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Funds’ net asset value or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes. Dividend income from non-U.S. corporations may not be eligible for the reduced rate for qualified dividend income. These risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.

As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Funds may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk. Each Fund may invest in issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict a Fund investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s lowered its long-term sovereign credit rating on U.S. government debt to “AA+” from “AAA” with a negative outlook. As of July 1, 2013, the Standard & Poor’s rating is “AA+” with a stable outlook. Moody’s affirmed the “Aaa” long-term sovereign credit rating of U.S. government debt on November 21, 2011 while maintaining its negative outlook, and this rating and outlook also remain unchanged as of July 1, 2013. Fitch continues to rate U.S. government debt “AAA” as of July 1, 2013, however it also maintains a negative outlook as of July 1, 2013. The downgrade by Standard & Poor’s and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Funds. The Advisors cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Funds’ portfolios.

Foreign Currency Risk. Because a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile, and therefore, may affect the value of securities denominated in such currencies, which means that a Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Advisors may, but are not required to, elect for a Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, a Fund may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Fund to the risks of foreign currency movements and other risks. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of a Fund.

Leverage Risk. Each Fund may leverage through borrowings, the issuance of debt securities, the issuance of shares of preferred stock or a combination thereof. Each Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. Although the use of leverage by a Fund may create an opportunity for increased net income and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with leverage proceeds are greater than the cost of leverage, a Fund’s return will be greater than if leverage had not been used.

Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of leverage, the return to the Fund will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders of a Fund including:

•	the likelihood of greater volatility of net asset value and market price of and dividends on the shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund must pay will reduce the return to the shareholders;

•

the effect of leverage in a market experiencing rising interest rates, which is likely to cause a greater decline in the net asset value of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares;

•	when the Fund uses leverage, the fees payable to the Advisors for advisory and sub-advisory services will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce the Fund’s total return.

Any requirement that the Fund sell assets at a loss in order to redeem or pay off any leverage or for any other reason would potentially reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Advisor in its best judgment nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Each Fund may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements. As of May 31, 2013, the Funds had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets (“Economic Leverage Ratio”) as follows:

Ticker	Economic Leverage Ratio
BHY	27.72%
COY	28.68%
CYE	29.68%
HIS	26.87%
HYV	30.70%
HYT	30.20%

The Combined Fund’s Economic Leverage Ratio is expected to be substantially similar to the Acquiring Fund’s current Economic Leverage Ratio.

Each Fund is currently a party to a senior committed secured, 360-day rolling credit facility (the “Credit Facility”) with State Street Bank and Trust Company (“State Street”). Each Fund has granted a security interest in substantially all of its assets to State Street in connection with the Credit Facility.

The Credit Facility currently allows for the following maximum commitment amounts:

Ticker	Commitment Amounts
BHY	$24,000,000
COY	$132,000,000
CYE	$144,000,000
HIS	$63,000,000
HYV	$213,000,000
HYT	$222,000,000

In connection with the Reorganizations, the Combined Fund expects to amend the Credit Facility to increase the maximum commitment amount to maintain an Economic Leverage Ratio substantially similar to the Acquiring Fund’s current Economic Leverage Ratio. If all of the Reorganizations are consummated, the Combined Fund expects to increase the maximum commitment amount under the Credit Facility to

$798,000,000. However, there can be no assurance the Combined Fund will increase the maximum commitment amount under the Credit Facility. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain an Economic Leverage Ratio that is substantially similar to the Acquiring Fund’s current Economic Leverage Ratio or reduce the Combined Fund’s economic leverage. In either case, the Combined Fund may not be able to maintain the current earnings and distribution yields of the Acquiring Fund, which may negatively affect the market price and net asset value of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.

Equity Securities Risk. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Investments in ADRs, EDRs and GDRs are generally subject to risks associated with equity securities and investments in non-U.S. securities. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

Restricted and Illiquid Securities Risk. Each Fund may invest without limitation in securities for which there is no readily available trading market or which are otherwise illiquid. A Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, a Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, a Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell. A Fund may be unable to sell restricted and other illiquid securities at the opportune times or prices.

Inverse Floater and Related Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose a Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.

Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose a Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

Strategic Transactions and Derivatives Risk. A Fund may engage in various transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the fixed income securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain (“Strategic Transactions”). Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). A Fund may invest in a variety of derivative instruments for investment purposes, hedging purposes, duration or other risk management purposes or to seek to increase income or gains, such as options, futures contracts and swap agreements. A Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. A Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund’s costs associated with its leverage strategy. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. Furthermore, a Fund’s ability to successfully use Strategic Transactions depends on the Advisors’ ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, segregated liquid assets, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund.

Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund’s return, a Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). A Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return, and may choose not to do so.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the 1940 Act, a Fund’s governing documents or investment policies, or as otherwise permitted by the SEC, a Fund may acquire shares in other investment companies and in ETFs, some of which may be investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, a Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs.

The securities of other investment companies and ETFs in which a Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of a Fund’s common shares) will be diminished.

Repurchase Agreements Risk. Subject to its investment objectives and policies, a Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by a Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, a Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund generally will seek to liquidate such collateral. However, the exercise of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of a Fund, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Dollar Roll Transactions Risk. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Advisors’ ability to predict correctly interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

When-Issued and Delayed Delivery Transactions Risk. When-issued and delayed delivery transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose a Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. A Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Securities Lending Risk. A Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Short Sales Risk. Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Valuation Risk. The Advisors may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, each Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Systemic Risk. Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Funds interact on a daily basis.

Risk Associated with Recent Market Events. The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated market, among other things. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events have been adversely affecting the willingness of some lenders to extend credit in general, which may make it more difficult for issuers of fixed income securities to obtain financings or refinancings for their investment or lending activities or operations. There is a risk that such issuers will be unable to successfully complete such financings or refinancings. In particular, because of the current conditions in the credit markets, issuers of fixed income securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These events may increase the volatility of the value of securities owned by a Fund and/or result in sudden and significant valuation increases or declines in its portfolio. These events also may make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. In addition, illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the common shares. These events have adversely affected the broader economy and may continue to do so, which may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings and increase defaults. There is also a risk that developments in sectors of the credit markets in which a Fund does not invest may adversely affect the liquidity and the value of securities in sectors of the credit markets in which the Fund does invest, including securities owned by the Fund.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (“EMU”) member countries. Moreover, recent downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. A return to unfavorable economic conditions could impair a Fund’s ability to achieve its investment objectives.

General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of fixed income securities and significant and rapid value decline in certain instances. These conditions resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many fixed income securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of a Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of a Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

EMU and Redenomination Risk. As the European debt crisis has progressed the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, has arisen, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of a Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, a Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, further downgrades of U.S. Government securities and other similar events may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and securities markets. Non-investment grade securities tend to be more volatile than investment grade fixed income securities; therefore these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which a Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on a Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of a Fund.

Further, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as a Fund and the Advisors, whose failure it determines would pose systemic risk, be placed under the supervision of the Board of Governors of the Federal Reserve System (“Federal Reserve”). The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect a Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates a Fund as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder a Fund’s ability to meet its investment objectives and may place the Fund at a disadvantage with respect to its competitors.

Additionally, BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time, currently considered a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” by the Federal Reserve. The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities, which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain private investment funds. On October 11 and 12, 2011, U.S. financial regulators issued a proposed rule (the “Volcker Proposed Rule”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012. Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule. The Volcker Rule could have a significant negative impact on BlackRock and the Advisors. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on a Fund. Upon the effectiveness of the Volcker Rule, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of a Fund’s activities with respect to PNC (if any). While the U.S. financial regulators have issued the Volcker Proposed Rule, the Advisor cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date or the issuance of final rules implementing the Volcker Rule, or the impact any such modifications may have on BlackRock, the Funds or the Advisors.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Advisors and a Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Advisors’ and a Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Advisors and a Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Advisors and a Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of a Fund’s use of derivatives, which could have an adverse impact on the Fund. The Advisors cannot predict the effects of these regulations on a Fund’s portfolio. The Advisors intend to monitor developments and seek to manage a Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the growing federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as a Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.

Investment Company Act Regulations. Each Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Joint Proxy Statement/Prospectus, legislation may be enacted that could negatively affect the assets of a Fund. Legislation or regulation may change the way in which a Fund itself is regulated. The Advisors cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objectives.

Potential Conflicts of Interest of the Advisors and Others. BlackRock and BlackRock’s affiliates (“Affiliates”) are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. BlackRock and its Affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its Affiliates are under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, BlackRock and its Affiliates may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by an Affiliate and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests. For additional information about potential conflicts of interest and the way in which BlackRock addresses such conflicts, please see “Conflicts of Interest” and “Fund Management—Portfolio Management—Potential Material Conflicts of Interest” in the Statement of Additional Information.

Allocation Risk. Each Fund’s ability to achieve its investment objective depends upon the Advisors’ skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of investments. There is a risk that the Advisors’ evaluations and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions.

Each Fund’s allocation of its investments across various segments of the securities markets and various countries, regions, asset classes and sectors may vary significantly over time based on the Advisors’ analysis and judgment. As a result, the particular risks most relevant to an investment in a particular Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The Advisors employ an active approach to the Fund’s investment allocations, but there is no guarantee that the Advisors’ allocation strategy will produce the desired results. The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the Fund’s investment policies. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Portfolio Turnover Risk. A Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Antitakeover Provisions. The charter, agreement and declaration of trust or declaration of trust, as applicable, and bylaws of each Fund and Maryland law with respect to COY, CYE, HYV and the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of such Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of such Fund. See “Certain Provisions of the Charter.”

EXPENSE TABLE FOR SHAREHOLDERS

Total Expenses Table for Shareholders of the Funds as of February 28, 2013

The following tables illustrate the anticipated reduction or increases in the Total Expense Ratio for the shareholders of each Fund expected as a result of the Reorganizations. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended February 28, 2013; (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming all of the Reorganizations had taken place on February 28, 2013, which represents the most likely combination of the Reorganizations and the combination of the Reorganizations resulting in the lowest Total Expense Ratio; and (iii) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of BHY into HYT had taken place on February 28, 2013, which represents the combination of the Reorganizations resulting in the highest Total Expense Ratio.

The level of expense savings (or increase) will vary depending on the combination of the proposed Reorganizations. Because each of the Reorganizations may occur whether or not the other Reorganizations are approved, several combinations are possible and the pro forma effects on operating expenses for all possible combinations are not illustrated in the table below. The scenarios presented below, however, capture the high and low range of possible pro forma outcomes.

The Board of each Fund believes that the completion of the Reorganizations would result in a reduced Total Expense Ratio for the shareholders of each Fund, except COY, because certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. The Board of COY believes that the completion of the Reorganizations would result in a higher Total Expense Ratio for the shareholders of COY.

For the fiscal year ended August 31, 2012, BHY’s, HIS’s, HYV’s and HYT’s Total Expense Ratio was 2.01%, 1.54%, 1.42% and 1.51%, respectively. For the 12-month period ended February 28, 2013, the Total Expense Ratios of BHY, HIS, HYV and HYT were 2.25%, 1.59%, 1.45% and 1.52%, respectively. For the fiscal year ended February 28, 2013, the Total Expense Ratios of COY and CYE were 1.25% and 1.42%, respectively.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHY, CYE, HIS, HYV and HYT of 0.91%, 0.08%, 0.25%, 0.11% and 0.18%, respectively, and an increase in the Total Expense Ratio for the shareholders of COY of 0.09%. There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations.

The Board of COY believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of COY shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to COY, (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See “Reasons for the Reorganizations.” In addition, the Investment Advisor will bear all of the reorganization costs of COY, CYE and HYV.

	BHY	COY	CYE	HIS	HYV	HYT	Pro Forma Combined Fund (BHY into HYT)(a)	Pro Forma Combined Fund (All Target Funds into HYT)(a)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(b)	None	None	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None	None	None
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees	1.21%	0.68%	0.83%	0.97%	0.84%	0.97%	0.83%	0.83%
Other Expenses	0.71%	0.24%	0.23%	0.34%	0.23%	0.18%	0.19%	0.16%
Interest Expense	0.33%	0.33%	0.36%	0.28%	0.38%	0.37%	0.37%	0.35%
Total Annual Fund Operating Expenses (Including Interest Expense)(c)(d)	2.25%	1.25%	1.42%	1.59%	1.45%	1.52%	1.39%	1.34%

(a)	Assumes the Reorganizations had taken place on February 28, 2013.

(b)	No sales load will be charged in connection with the issuance of the Acquiring Fund Shares as part of the Reorganizations. Common Shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(c)	The Total Annual Fund Operating Expense (excluding interest expense) for the Funds are as follows:

BHY	COY	CYE	HIS	HYV	HYT	Pro Forma Combined Fund (BHY into HYT)(a)	Pro Forma Combined Fund (All Target Funds into HYT)(a)
1.92%	0.92%	1.06%	1.31%	1.07%	1.15%	1.02%	0.99%
(d)	For the fiscal year ended August 31, 2012, the Total Expense Ratio of BHY, HIS, HYV, and HYT were 2.01%, 1.54%, 1.42% and 1.51%, respectively.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in BHY, COY, CYE, HIS, HYV and the Acquiring Fund without the Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the Total Expense Ratio (Including Interest Expenses) for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BHY	$23	$70	$120	$258
COY	$13	$40	$69	$151
CYE	$14	$45	$78	$170
HIS	$16	$50	$87	$189
HYV	$15	$46	$79	$174
HYT	$15	$48	$83	$181
Pro Forma Combined Fund (All Target Funds into HYT)	$14	$42	$73	$161
Pro Forma Combined Fund (BHY into HYT)	$14	$44	$76	$167

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Each of BHY, HIS and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

Because each of BHY, HIS and the Acquiring Fund have already incurred expenses solely and directly attributable to the Reorganizations and because BHY, HIS and the Acquiring Fund (and not the Investment Advisor) are responsible for paying those expenses, if BHY, HIS or the Acquiring Fund’s respective shareholders do not approve their Fund’s respective Reorganization, such Fund will continue to be responsible for the expenses arising from its proposed Reorganization even though its proposed Reorganization will not occur and those expenses may be material.

The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $270,000 for BHY, $350,000 for HIS, and $370,000 for HYT. The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein. The Investment Advisor will bear the costs of the Reorganizations for COY, CYE and HYV because the shareholders of these Target Funds are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BHY, HIS and HYT. Therefore, the costs associated with the Reorganizations of COY, CYE and HYV will not be directly borne by COY, CYE and HYV, respectively. Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

REASONS FOR THE REORGANIZATIONS

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Reorganization would be in the best interests of such Fund and that the interests of its existing shareholders would not be diluted with respect to net asset value as a result of the Reorganization. The Board of each Fund approved its Reorganization(s) and the Board of each Fund recommends that shareholders of such Fund approve its Reorganization(s).

The Board of each Fund considered its Reorganization(s) over a series of meetings. In preparation for meetings of each Board held on June 4-5, 2013 and July 30, 2013 (collectively, the “Meeting”) at which the Reorganizations were approved, the Investment Advisor provided each Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Each Board considered a number of factors presented at the time of the Meeting or prior meetings in reaching their determinations, including, but not limited to, the following:

•	potential for improved economies of scale and a lower Total Expense Ratio with respect to each Fund, except COY;

•

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHY, CYE, HIS, HYV and HYT of 0.91%, 0.08%, 0.25%, 0.11% and 0.18%, respectively, and an increase in the Total Expense Ratio for the shareholders of COY of 0.09%.

•

The Board of COY believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of COY shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to COY; (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See “Reasons for the Reorganizations.” In addition, the Investment Advisor will bear all of the reorganization costs of COY, CYE and HYV.

•

There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations.

•	alternatives to the Reorganizations for each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•

The Combined Fund’s earnings yield is expected to be slightly lower than HYV’s current earnings yield; thus, assuming the Acquiring Fund’s distribution policy remains in place after the Reorganizations, shareholders of HYV may experience a decrease in their distribution yield after the Reorganizations.

•

The Board of HYV believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of HYV shareholders. These potential benefits include the potential for (i) a lower Total Expense Ratio, (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. In addition, the Investment Advisor will bear all of the reorganization costs of HYV.

•

A Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant. In addition, the Combined Fund’s future earnings will vary depending on the combination of the proposed Reorganizations.

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV;

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management and portfolio composition;

•	the potential for improved secondary market trading;

•	the potential for operating and administrative efficiencies;

•	the anticipated tax-free nature of the Reorganization;

•	the potential effects on the Fund’s capital loss carryforwards;

•	the effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Expense Ratio of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). The contractual management fee rate of the Combined Fund will be 0.60%, which is the same or lower than the current contractual management fee rate of any individual Fund, except COY. The Combined Fund is not subject to any separate administration fee payable to the Investment Advisor. The current combined advisory and administration fees payable to the Investment Advisor for each Fund is as follows: 1.00% (including administration fee of 0.10%) for BHY, 0.75% (of the first $200 million and 0.50% thereafter) for HIS, 0.50% for COY, 0.60% for CYE, 0.60% for HYV and 0.70% for HYT. No Fund, other than BHY, is subject to a separate administration fee. While the contractual management fee of the Combined Fund would be 10 basis points higher than the contractual management fee of COY (0.50%), the Combined Fund would still be competitively priced relative to peers and below the median contractual management fee for Lipper peers.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHY, CYE, HIS, HYV and HYT of 0.91%, 0.08%, 0.25%, 0.11% and 0.18%, respectively, and an increase in the Total Expense Ratio for the shareholders of COY of 0.09%. There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations.

The Board of COY believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of COY shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to COY, (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. In addition, the Investment Advisor will bear all of the reorganization costs of each of COY, CYE and HYV.

Alternatives to the Reorganizations. In reaching its decision to approve each Fund’s respective Reorganization, the Board of such Fund considered various alternatives, including continuing to operate such Fund as a separate Fund, and other reorganization combinations involving such Fund.

Potential Effects of the Reorganizations on Earnings and Distributions. Each Board noted that the Combined Fund’s earnings are expected to be comparable (i.e., the same or slightly lower or higher) when compared with that of its Fund prior to the Reorganizations. Consequently, the Combined Fund is expected to allow each Fund’s shareholders to maintain a distribution yield on NAV that is expected to be comparable to (i.e., the same or slightly lower or higher) than the distribution yield for each of the Funds prior to the Reorganization, while offering such shareholders a comparable investment experience.

The Combined Fund’s earnings yield is expected to be slightly lower than HYV’s current earnings yield; thus, assuming the Acquiring Fund’s distribution policy remains in place after the Reorganizations, shareholders of HYV may experience a decrease in their distribution yield after the Reorganizations. Although the Combined Fund’s earnings yield is expected to be slightly lower than HYV’s current earnings yield, shareholders of HYV are expected to benefit from a reduction in HYV’s Total Expense Ratio of approximately 0.11%. The Board of HYV believes that the anticipated reduction in HYV’s Total Expense Ratio and the other potential benefits of the Reorganizations make the Reorganizations in the best interest of the HYV’s shareholders. In addition, the Investment Advisor will bear all of the reorganization costs of HYV.

A Fund’s earnings and net investment income are variables, which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the movement of interest rates and general market conditions. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant. In addition, the Combined Fund’s future earnings will vary depending on the combination of the proposed Reorganizations.

Potential Effects of the Reorganizations on Premium/Discount to NAV. Each Board noted that the common shares of its Fund have historically fluctuated between a discount and a premium. Each Target Fund Board noted that to the extent its Target Fund is trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, the Target Fund’s shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. Each Board also noted that to the extent its Target Fund is trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, the Target Fund’s shareholders may be negatively impacted if the Reorganizations are consummated. The Board of the Acquiring Fund noted that Acquiring Fund shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) improves.

Compatibility of the Investment Objectives, Policies and Related Risks. Each Board noted that its Fund’s shareholders will remain invested in a NYSE-listed, closed-end management investment company that will have substantially greater net assets and substantially similar (but not identical) investment objectives and investment policies, and as a result, the style and risk/return profile of the Acquiring Fund will remain comparable to those of its Target Fund shareholders’ current investments, subject to the differences described in “Comparison of the Funds.”

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that its Fund has the same investment adviser, sub-adviser and portfolio managers and that its Fund’s shareholders will benefit from the continuing experience and expertise of the portfolio management team. Each Board considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Target Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s shareholders when purchasing or selling Combined Fund shares and potential for improved premium/discount levels for the Combined Fund’s common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms, more favorable transaction terms and better trade execution.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended.

Capital Loss Carryforwards Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and, depending on which of the Reorganizations are consummated, potentially to the Acquiring Fund) will be subject to tax loss limitation rules by reason of such Fund undergoing an ownership change in the Reorganization. Each Board also considered that the ability of its Fund to fully utilize its existing capital loss carryforwards and that the actual effect of the loss limitation rules depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Effects of the Reorganizations on Undistributed Net Investment Income. Each Board noted that all of the undistributed net investment income (“UNII”), if any, of its Fund is expected to be distributed to such Fund’s respective shareholders prior to the Reorganizations if such Fund’s Reorganization is approved by shareholders. Each Board also noted that although the Combined Fund will not have the benefit of a positive UNII balance immediately after the completion of the Reorganizations, the Combined Fund’s future distributions are expected to be aligned with sustainable earnings.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of its Reorganization(s), including the estimated costs associated with such Reorganization and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of a consummated Reorganization may be recovered over time. The Board of each of COY, CYE and HYV noted that the Investment Advisor will bear the costs of the Reorganizations for COY, CYE and HYV because the shareholders of these Target Funds are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BHY, HIS and HYT.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate net asset value (not the market value) of the shares of the Combined Fund that Target Fund shareholders will receive in the Reorganizations is expected to equal the aggregate net asset value (not the market value) of the Target Fund shares that Target Fund shareholders owned immediately prior to the Reorganizations, and the net asset value of Target Fund shares will not be diluted as a result of the Reorganizations. No fractional common shares of the Acquiring Fund will be issued to shareholders in connection with the Reorganizations, and Target Fund shareholders will receive cash in lieu of such fractional shares.

Effect on Shareholder Rights. Each Board noted that the Acquiring Fund, COY, CYE and HYV are each organized as a Maryland corporation, that BHY is organized as a Delaware statutory trust, and HIS is organized as a Massachusetts business trust. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of a Target Fund as a separate fund in the BlackRock closed-end fund complex. Each Board noted that the contractual management fee rate of the Combined Fund will be 0.60%, which is the same or lower than the current contractual management fee rate of any individual Fund, except COY. The Board of each of COY, CYE and HYV also noted that the Investment Advisor would bear all of its Fund’s costs associated with its Reorganization.

Conclusion. Each Board, including the Independent Board Members, approved its Reorganization(s), concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of its Fund will not be diluted as a result of such Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

PROPOSAL 1: THE REORGANIZATIONS OF THE TARGET FUNDS

The Reorganizations seek to combine six funds that have the same investment adviser, the same portfolio managers, the same Board Members and either the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. See “Comparison of the Funds.”

The Board of each Fund, including the Independent Board Members, has unanimously approved its Reorganization, including its respective Reorganization Agreement. Assuming each Target Fund’s shareholders approve the Reorganizations of the applicable Target Fund and the Acquiring Fund’s shareholders approve the Reorganizations of the Acquiring Fund, each Target Fund will merge directly with and into the Acquiring Fund or the HYT Merger Subsidiary. Each Target Fund, except HIS, will merge directly with and into the Acquiring Fund. HIS will merge with and into the HYT Merger Subsidiary for purposes of consummating a merger of a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, and the HYT Merger Subsidiary will then merge directly with and into the Acquiring Fund. Following their respective mergers, each Target Fund will terminate its registration under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

In each Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests. The aggregate net asset value (not the market value) of the Acquiring Fund Shares received by the Target Fund shareholders in each Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (although Target Fund shareholders may receive cash for their fractional common shares). In the Reorganizations, shareholders of each Target Fund will receive common shares of the Acquiring Fund based on the relative net asset value (not the market value), of each respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Target Fund prior to the Reorganizations.

Each Board has reviewed data presented by the Investment Advisor and believes that the Reorganizations generally would result in a reduced Total Expense Ratio for the shareholders of the Funds, except COY, as certain fixed administrative costs would be spread across the Combined Fund’s larger asset base. However, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations. To the extent that one or more of the Reorganizations is not completed, but the other Reorganization(s) are completed, any expected expense savings by the Combined Fund or other potential benefits resulting from the Reorganizations may be reduced.

The Acquiring Fund pays the Investment Advisor a monthly management fee at an annual rate of 0.70% based on an aggregate of (i) the Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s net asset value.

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly management fee at an annual rate of 0.60% based on an aggregate of (i) the Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

For the fiscal year ended August 31, 2012, BHY’s, HIS’s, HYV’s and HYT’s Total Expense Ratio was 2.01%, 1.54%, 1.42% and 1.51%, respectively. For the 12-month period ended February 28, 2013, the Total Expense Ratios of BHY, HIS, HYV and HYT were 2.25%, 1.59%, 1.45% and 1.52%, respectively. For the fiscal year ended February 28, 2013, the Total Expense Ratios of COY and CYE were 1.25% and 1.42%, respectively.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of BHY, CYE, HIS, HYV and HYT of 0.91%, 0.08%, 0.25%, 0.11% and 0.18%, respectively, and an increase in the Total Expense Ratio for the shareholders of COY of 0.09%. There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings (or increases) will vary depending on the combination of the proposed Reorganizations.

The Board of COY believes that the potential benefits of the Reorganizations make the Reorganizations in the best interest of COY shareholders. These potential benefits include the potential for (i) higher earnings yield for the Combined Fund (as a percentage of net asset value) on a pro forma basis compared to COY, (ii) greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads; (iii) better trade execution for each Fund’s shareholders when purchasing or selling Combined Fund common shares; (iv) improved premium/discount levels for the Combined Fund’s common shares; (v) operating and administrative efficiencies for the Combined Fund, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (vi) benefits from having fewer closed-end funds in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (vii) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors. See “Reasons for the Reorganization.” In addition, the Investment Advisor will bear all of the reorganization costs of each of COY, CYE and HYV.

The table below shows the Total Expense Ratios on a historical and pro forma basis for (i) the Combined Fund, assuming all of the Reorganizations had taken place on February 28, 2013, which represents the most likely combination of the Reorganizations and the combination of the Reorganizations resulting in the lowest Total Expense Ratio; and (ii) the Combined Fund, assuming only the Reorganization of BHY into HYT had taken place on February 28, 2013, which represents the combination of the Reorganizations resulting in the highest Total Expense Ratio. The table below also shows the projected reduction or increase in the Total Expense Ratio experienced by the shareholders of each Fund in connection with each combination of the Reorganizations.

	Pro Forma Combined Fund (All Target Funds into HYT)	Pro Forma Combined Fund (BHY into HYT)
Total Expense Ratios	1.34%	1.39%
Change in BHY Total Expense Ratio	(0.91)%	(0.86)%
Change in COY Total Expense Ratio	0.09%	—
Change in CYE Total Expense Ratio	(0.08)%	—
Change in HIS Total Expense Ratio	(0.25)%	—
Change in HYV Total Expense Ratio	(0.11)%	—
Change in HYT Total Expense Ratio	(0.18)%	(0.13)%

In approving the proposed Reorganizations, the Board of each Fund, including the Independent Board Members, determined that participation in the Reorganizations is in the best interests of its Fund and its shareholders and that the interests of its shareholders will not be diluted with respect to the net asset value of such Fund as a result of its Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to its proposed Reorganization(s).

The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. The Board of each Fund, including all of the Independent Board Members, approved its Reorganization at meetings held on June 4-5, 2013 and July 30, 2013.

Considering these and other reasons, each Target Fund Board unanimously concluded that completion of its Reorganization is in the best interests of its Target Fund and its shareholders and that the interests of the shareholders of its Target Fund will not be diluted as a result of its Reorganization. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of such shareholders will not be diluted as a result of each Reorganization. As a result of the Reorganizations, however, shareholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.”

If a Reorganization is not approved by a Target Fund’s shareholders, such Target Fund will continue to operate, for the time being, as either a stand-alone Maryland corporation, a stand-alone Delaware statutory trust or a stand-alone Massachusetts business trust, as the case may be, and will continue to be advised by the Investment Advisor. If, however, the Reorganization of a Target Fund is not approved, the Investment Advisor may, in connection with ongoing management of that Target Fund and its product line, recommend alternative proposals to the Board of such Target Fund. In the event the Acquiring Fund shareholders do not approve the Reorganization, then the affected Target Fund would continue to exist and operate on a stand-alone basis. An unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganizations by the other Funds.

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of a Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional shares). Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to each Reorganization. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code.

Each Target Fund Board requests that shareholders of its Target Fund approve such Target Fund’s proposed Reorganization at the Special Meeting to be held on October 11, 2013 at 9:00 a.m. (Eastern time).

Shareholder approval of each of BHY, COY, CYE and HYV Reorganizations require the affirmative vote of a majority of the outstanding shares entitled to vote of each of BHY, COY, CYE and HYV, respectively.

Shareholder approval of the HIS Reorganization requires the affirmative vote by HIS shareholders of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), which means the affirmative vote of either (i) 66 2/3% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. For additional information regarding voting requirements, see “Voting Information and Requirements.”

Subject to the requisite approval of the shareholders of each Target Fund with respect to each Reorganization, it is expected that the Closing Date will be sometime during the fourth quarter of 2013, but it may be at a different time as described herein.

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The BHY Board recommends that shareholders of BHY vote “FOR” BHY’s proposed Reorganization.

The COY Board recommends that shareholders of COY vote “FOR” COY’s proposed Reorganization.

The CYE Board recommends that shareholders of CYE vote “FOR” CYE’s proposed Reorganization.

The HIS Board recommends that shareholders of HIS vote “FOR” HIS’s proposed Reorganization.

The HYV Board recommends that shareholders of HYV vote “FOR” HYV’s proposed Reorganization.

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

Investment Objectives

The Acquiring Fund’s primary investment objective is to provide shareholders with current income. The Acquiring Fund’s secondary investment objective is to provide shareholders with capital appreciation.

The Acquiring Fund’s investment objectives are fundamental, and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 66 2/3% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares).

Investment Policies

The Acquiring Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade by the established rating services (Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or BB or lower by Fitch, Inc. (“Fitch”)) or, if unrated, are considered by the Investment Advisor to be of comparable quality. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. This is a non-fundamental policy and may be changed by the Board of Directors of the Acquiring Fund provided that stockholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. High yield securities include high yield bonds (commonly referred to as “junk bonds”), corporate loans, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Investment Advisor to be of comparable quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. There can be no assurance that the Acquiring Fund’s investment objectives will be realized.

The Acquiring Fund may invest, without limitation, in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units.

The Acquiring Fund may invest up to 15% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions (“Corporate Loans”). The Corporate Loans in which the Acquiring Fund may invest may be rated below investment grade (Ba or lower by Moody’s, BB or lower by Standard & Poor’s or BB or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality. The Acquiring Fund may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Acquiring Fund or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by Standard & Poor’s or CC or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality (“Distressed Securities”).

Securities rated below investment grade include securities that are rated Ba or lower by Moody’s and BB or lower by Standard & Poor’s or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Advisors to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by Standard & Poor’s or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are generally regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. All references to securities ratings by Moody’s, Standard & Poor’s and Fitch in this Joint Proxy Statement/Prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody’s, BB+ and BB- in the case of Standard & Poor’s and BB+ and BB- in the case of Fitch). All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater loss than if such security had been sold prior to such downgrade.

The Acquiring Fund may invest up to 15% of its total assets in convertible debt securities and up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. The convertible debt securities and preferred securities in which the Acquiring Fund may invest may be rated below investment grade by the established rating services (Ba or lower by Moody’s, BB or lower by Standard & Poor’s or BB or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality.

An investment in the Acquiring Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See “Risk Factors and Special Considerations.”

When changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Acquiring Fund may purchase higher rated securities if the Investment Advisor believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Acquiring Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established Rating Agency, or other fixed income securities deemed by the Investment Advisor to be consistent with a defensive posture, or may hold investments in cash. The yield on such securities may be lower than the yield on lower rated fixed income securities. Although the Acquiring Fund will invest primarily in below investment grade securities, other than with respect to Distressed Securities, it will not invest in securities in the lowest rating categories (Ca or lower by Moody’s, CC or lower by Standard & Poor’s or CC or lower by Fitch) unless the Investment Advisor believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

Investment in the common stock of the Acquiring Fund offers the individual investor several potential benefits. The Acquiring Fund offers investors the opportunity to receive current income by investing in a professionally managed portfolio comprised primarily of high yield securities, some of which are a type of investment typically not offered to individual investors. The Investment Advisor provides professional management, which includes the extensive credit analysis needed to invest in junk bonds, Corporate Loans, non-U.S. securities, Distressed Securities, convertible debt securities and preferred securities. In addition to using the credit rating provided by independent rating agencies, the Investment Advisor independently evaluates the creditworthiness of the portfolio securities held by the Acquiring Fund. The Acquiring Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. Additionally, the Investment Advisor may seek to enhance the yield of the Acquiring Fund’s common stock by leveraging the Acquiring Fund’s capital structure through the borrowing of money or the issuance of short term debt securities or shares of preferred stock. The use of leverage also involves certain expenses and risk considerations. See “Risk Factors and Special Considerations—Leverage” and “—Additional Investment Policies—Leverage.”

The Acquiring Fund may engage in various portfolio strategies to seek to enhance its return and to hedge its portfolio against movements in interest rates through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling. Each of these portfolio strategies is described below. There can be no assurance that the Acquiring Fund will employ these strategies or that, if employed, they will be effective.

The Acquiring Fund may invest in, among other things, the types of instruments described below:

High Yield Securities

Under normal market conditions, and after the initial investment period following this offering, the Acquiring Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield securities, including high yield bonds (commonly referred to as “junk” bonds), Corporate Loans, convertible debt securities and preferred securities, as described below, which are rated below investment grade by the established rating services (Ba or lower by Moody’s, BB or lower by Standard & Poor’s or BB or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality. The Acquiring Fund may invest in securities of any maturity.

Selection and supervision of high yield securities, by the Investment Advisor, involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Advisor’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

The ratings of Moody’s, Standard & Poor’s and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. While the Investment Advisor considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Advisor performs its own independent credit analysis of issuers and, consequently, the Acquiring Fund may invest, without limit, in unrated securities. As a result, the Acquiring Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Advisor’s own credit analysis than investment companies which invest in investment grade securities. Although the Acquiring Fund will invest primarily in below investment grade securities, other than with respect to Distressed Securities (which are discussed below), it will not invest in securities in the lowest rating categories (Ca or below for Moody’s, CC or below for Standard & Poor’s or CC or below for Fitch) unless the Investment Advisor believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such ratings. The Acquiring Fund may continue to hold securities that are downgraded after the Acquiring Fund purchases them and will sell such securities only if, in the Investment Advisor’s judgment, it is advantageous to sell such securities.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade fixed income securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as being predominantly speculative as to the issuer’s ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Acquiring Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Acquiring Fund purchases a particular security, in which case the Acquiring Fund may experience losses and incur costs.

High yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Acquiring Fund’s net asset value.

Like investment grade fixed income securities, high yield securities are generally purchased and sold through dealers who make a market in such securities for their own accounts. There are fewer dealers, however, in the high yield market, and thus the market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Acquiring Fund may experience difficulty acquiring appropriate high yield securities for investment.

Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Acquiring Fund receives for its high yield securities to be reduced. In addition, the Acquiring Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Acquiring Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Acquiring Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Acquiring Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Acquiring Fund. If a call were to be exercised by an issuer during a period of declining interest rates, the Acquiring Fund would likely have to replace such called securities with lower yielding securities, thereby decreasing the net investment income to the Acquiring Fund and dividends to stockholders.

The high yield securities in which the Acquiring Fund invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

Structured notes and other related instruments are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Structured instruments may be less liquid than other fixed income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Acquiring Fund’s use of structured instruments may not work as intended.

The Acquiring Fund may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Acquiring Fund. The Acquiring Fund may continue to hold such securities until, in the Investment Advisor’s judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.

Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Acquiring Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Corporate Loans

The Acquiring Fund may invest up to 15% of its total assets in Corporate Loans. The Acquiring Fund considers Corporate Loans that are rated below investment grade by the established rating services to be high yield securities, and includes such Corporate Loans (along with high yield bonds and below investment grade convertible debt securities and preferred securities, as described below) in determining whether at least 80% of its net assets, plus the amounts of any borrowings for investment purposes, are invested in high yield securities.

The Corporate Loans in which the Acquiring Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Acquiring Fund may invest in a Corporate Loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a Corporate Loan. By purchasing a participation, the Acquiring Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Acquiring Fund having a contractual relationship only with the lender, not the borrower. The Acquiring Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Loan participations, therefore, involve a risk of insolvency of the lending bank or other financial intermediary. Many Corporate Loans are secured, although some may be unsecured. Corporate Loans that are fully secured offer the Acquiring Fund more protection than an unsecured loan or high yield bond in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. The markets in loans are not regulated by federal securities laws or the SEC.

As in the case of junk bonds, such Corporate Loans may be rated below investment grade or, if unrated, are considered by the Investment Advisor to be of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than lower yielding, investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. Such security and subordination arrangements are designed to give Corporate Loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loan will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of Corporate Loans held by the Acquiring Fund may be expected to fluctuate less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain Corporate Loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore, positively correlate with increased market risk relating to liquidity and pricing concerns.

Convertible Debt Securities and Preferred Securities

The Acquiring Fund may invest up to 15% of its total assets in convertible debt securities. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest generally paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Acquiring Fund is called for redemption, the Acquiring Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

The Acquiring Fund may invest up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities’ rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer’s capital structure and their value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Acquiring Fund determine not to pay dividends on such stock, the amount of dividends the Acquiring Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Acquiring Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Acquiring Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Acquiring Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

The Acquiring Fund considers below investment grade convertible debt securities and preferred securities to be high yield securities, and includes such convertible debt securities and preferred securities (along with high yield bonds and Corporate Loans that are rated below investment grade, as described above) in determining whether at least 80% of its net assets, plus the amount of any borrowings for investment purposes, are invested in high yield securities.

Distressed Securities

The Acquiring Fund may invest up to 10% of its total assets in Distressed Securities, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Acquiring Fund or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by Standard & Poor’s or CC or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Acquiring Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Acquiring Fund seeks its secondary objective of capital appreciation through investment in Distressed Securities, the Acquiring Fund’s ability to achieve current income for its stockholders may be diminished. The Acquiring Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Acquiring Fund, there can be no assurance that the securities or other assets received by the Acquiring Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Acquiring Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Acquiring Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Acquiring Fund may be restricted from disposing of such securities.

Illiquid Securities

The Acquiring Fund may invest in junk bonds, Corporate Loans, convertible debt securities, preferred securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Acquiring Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Acquiring Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Acquiring Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Advisor believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Acquiring Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Additional Investment Policies

The Acquiring Fund has adopted certain policies as set forth below:

Leverage

The Acquiring Fund may utilize leverage through borrowings or the issuance of short term debt securities or shares of preferred stock. The Acquiring Fund has the ability to utilize leverage through borrowing or the issuance of short term debt securities in an amount up to 33 1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). The Acquiring Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance). There can be no assurance, however, that the Acquiring Fund will borrow in order to leverage its assets or if it does what percentage of the Acquiring Fund’s assets such borrowings will represent. Although the Acquiring Fund has the ability to issue preferred stock, it does not currently anticipate issuing any preferred stock.

The Acquiring Fund may utilize leverage by borrowing through the Credit Facility or through entering into reverse repurchase agreements. As of May 31, 2013, the Acquiring Fund had an Economic Leverage Ratio of 30.20% from reverse repurchase agreements and/or borrowings through the Credit Facility. The Combined Fund’s Economic Leverage Ratio is expected to be substantially similar to the Acquiring Fund’s current Economic Leverage Ratio.

The Acquiring Fund is currently a party to a senior committed secured, 360-day rolling credit facility with State Street. The Acquiring Fund has granted a security interest in substantially all of its assets to State Street in connection with the Credit Facility. The Credit Facility currently allows for a maximum commitment amount of $222,000,000. Advances are made by State Street to the Acquiring Fund, at the Acquiring Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, the Acquiring Fund pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Acquiring Fund meets certain conditions. The Acquiring Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%. For the twelve-month period ended August 31, 2012 and for the six-month period ended February 28, 2013, the daily weighted average interest rate for the Acquiring Fund under the Credit Facility was approximately 0.94%. As of May 31, 2013, the effective interest rate for the Acquiring Fund under the Credit Facility was approximately 0.93%.

In connection with the Reorganizations, the Combined Fund expects to amend the Credit Facility to increase the maximum commitment amount to maintain an Economic Leverage Ratio substantially similar to the Acquiring Fund’s current Economic Leverage Ratio. If all of the Reorganizations are consummated, the Combined Fund expects to increase the maximum commitment amount under the Credit Facility to $798,000,000. However, there can be no assurance the Combined Fund will increase the maximum commitment amount under the Credit Facility. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain an Economic Leverage Ratio that is substantially similar to the Acquiring Fund’s current Economic Leverage Ratio or reduce the Combined Fund’s economic leverage. In either case, the Combined Fund may not be able to maintain the current earnings and distribution yields of the Acquiring Fund, which may negatively affect the market price and net asset value of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.

The Acquiring Fund generally will not utilize leverage if it anticipates that the Acquiring Fund’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were to be unleveraged for any significant amount of time. The Acquiring Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities. When the Acquiring Fund is utilizing leverage, the fees paid to the Investment Advisor for investment advisory and management services will be higher than if the Acquiring Fund did not utilize leverage because the fees paid will be calculated based on the Acquiring Fund’s net assets plus the proceeds of any outstanding borrowings used for leverage and the issuance of preferred stock.

The Acquiring Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Acquiring Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock. Such differences in return may result from the short term nature of the Acquiring Fund’s borrowing compared to the long term nature of its investments. Because the total assets of the Acquiring Fund (including the assets obtained from leverage) will be invested in higher yielding portfolio investments, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long term rates rise, the common stock net asset value will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks for holders of common stock, including the likelihood of greater volatility of net asset value and market price of common shares or fluctuations in dividends paid on common stock, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of common stock and increased operating costs which may reduce the Acquiring Fund’s total return. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Acquiring Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Acquiring Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Investment Advisor in its best judgment nevertheless may determine to maintain the Acquiring Fund’s leveraged position if it expects that the benefits to the Acquiring Fund’s stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Acquiring Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred stock involves offering expenses and other costs and may limit the Acquiring Fund’s freedom to pay dividends on common shares or to engage in other activities. Borrowings and the issuance of a class of preferred stock each create an opportunity for greater return per share of common stock, but at the same time such leveraging is a speculative technique in that it will increase the Acquiring Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Acquiring Fund compared with what it would have been without leverage.

Certain types of borrowings may result in the Acquiring Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Acquiring Fund’s ability to pay dividends and distributions on the common stock in certain instances. The Acquiring Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objectives and policies. Due to these covenants or restrictions, however, the Acquiring Fund may be forced to liquidate investments at times and at prices that are not favorable to the Acquiring Fund, or the Acquiring Fund may be forced to forgo investments that the Investment Advisor otherwise views as favorable. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt instruments or preferred stock issued by the Acquiring Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Advisor from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objectives and policies.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such leverage, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers), if immediately after doing so it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

The Acquiring Fund’s willingness to borrow money and issue preferred stock for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Advisor’s ability to correctly predict interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the utilization of leverage by borrowings in the amount of approximately 30% of the Acquiring Fund’s total assets, and an annual interest rate of 0.95% payable on such leverage based on market rates as of the date of this Joint Proxy Statement/Prospectus, the annual return that the Acquiring Fund’s portfolio must experience (net of expenses) in order to cover such interest payments would be 0.29%

The following table is designed to illustrate the effect, on the return to a holder of common stock, of the leverage obtained by borrowings in the amount of approximately 30% of the Acquiring Fund’s total assets, assuming hypothetical annual returns on the Acquiring Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Stock Return	(14.69)%	(7.55)%	(0.41)%	6.74%	13.88%

Indexed and Inverse Floating Obligations

The Acquiring Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Acquiring Fund also may invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Inverse floaters are typically create by depositing an income-producing instrument in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

Investments in indexed securities and inverse floaters may subject the Acquiring Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Acquiring Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Acquiring Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

In order to seek to hedge the value of the Acquiring Fund’s portfolio against interest rate fluctuations or to seek to enhance the Acquiring Fund’s return, the Acquiring Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date or to seek to enhance its return. However, the Acquiring Fund also may invest in interest rate swaps to seek to enhance income or increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Acquiring Fund is not required to pursue these portfolio strategies and may choose not to do so. The Acquiring Fund cannot guarantee that any strategies it uses will work.

In an interest rate swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Acquiring Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Acquiring Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Acquiring Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Acquiring Fund from a reduction in yield due to falling interest rates and may permit the Acquiring Fund to seek to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Acquiring Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Acquiring Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Acquiring Fund’s obligations will be accrued on a daily basis, and the full amount of the Acquiring Fund’s obligations will be segregated by the Acquiring Fund’s custodian.

The Acquiring Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Acquiring Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Acquiring Fund.

Typically, the parties with which the Acquiring Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for each party and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Acquiring Fund. Certain Federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders.

Credit Default Swap Agreements

The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to enhance its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements generally involve greater risks than if the Acquiring Fund were to have invested in the reference obligation directly since in addition to general market risks, credit default swaps are also subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund). The Acquiring Fund will, at all times, segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

Options

Call Options. The Acquiring Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Acquiring Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Acquiring Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Acquiring Fund also is authorized to write (i.e., sell) covered call options on the securities in which it invests and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Acquiring Fund, in return for a premium, gives another party a right to buy specified securities owned by the Acquiring Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Acquiring Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Acquiring Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Acquiring Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Acquiring Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Acquiring Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Acquiring Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities. When writing uncovered call options, the Acquiring Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, the Acquiring Fund will segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (the difference between the unpaid amounts owed by the Acquiring Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Acquiring Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Acquiring Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Acquiring Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Acquiring Fund will lose the difference.

Put Options. The Acquiring Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to seek to enhance its return. By buying a put option, the Acquiring Fund acquires a right to sell the underlying security at the exercise price, thus limiting the Acquiring Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Acquiring Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Acquiring Fund also may purchase uncovered put options.

The Acquiring Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Acquiring Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Acquiring Fund will receive a premium for writing a put option, which increases the Acquiring Fund’s return. The Acquiring Fund will not sell puts if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Acquiring Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Acquiring Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire a security at a net cost below the current market value. The Acquiring Fund has the obligation to buy the securities at an agreed upon price if the securities decrease below the exercise price. If the securities’ price increases during the option period, the option will expire worthless and the Acquiring Fund will retain the premium and will not have to purchase the securities at the exercise price. The Acquiring Fund will segregate with its custodian in connection with such transaction unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

Financial Futures and Options Thereon

The Acquiring Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Acquiring Fund’s income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the Commodities Futures Trading Commission (the “CFTC”). Transactions by the Acquiring Fund in futures contracts and financial futures are subject to limitations as described under “—Restrictions on the Use of Futures Transactions.”

The Acquiring Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Acquiring Fund will fall, thus reducing the net asset value of the Acquiring Fund. However, as interest rates rise, the value of the Acquiring Fund’s short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments which are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Acquiring Fund would have incurred had the Acquiring Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Acquiring Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Acquiring Fund will purchase securities upon termination of the futures contract.

The Acquiring Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Acquiring Fund enters into futures transactions. The Acquiring Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Acquiring Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Acquiring Fund intends to purchase.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “—Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Acquiring Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Acquiring Fund adheres to certain restrictions. In particular, the Acquiring Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Acquiring Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When the Acquiring Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated with the Acquiring Fund’s custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

Restrictions on OTC Options. The Acquiring Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions, Options and Futures Transactions

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Acquiring Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Acquiring Fund continues to be obligated to make payments to the other party to the swap, the Acquiring Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Acquiring Fund’s risk of loss consists of the net amount of interest payments that the Acquiring Fund contractually is entitled to receive. In the case of a purchase by the Acquiring Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Advisor expects to achieve an acceptable degree of correlation between the Acquiring Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Use of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Acquiring Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Acquiring Fund’s use of futures and options thereon when it uses such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Use of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Acquiring Fund, the Acquiring Fund’s losses will not be limited.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market on an exchange for call or put options of the same series. The Acquiring Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio. There is also the risk of loss, by the Acquiring Fund, of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Acquiring Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

The Acquiring Fund may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Acquiring Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Acquiring Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss. Conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Acquiring Fund also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation. These transactions will involve either short sales of securities retained in the Acquiring Fund’s portfolio or securities which it has the right to acquire without the payment of further consideration.

Investments in non-U.S. Securities

The Acquiring Fund may invest without limitation in securities of issuers domiciled outside of the United States or that are denominated in various foreign currencies and multinational foreign currency units. Investment in such securities involves certain risks not involved in domestic investments.

Public Information. Many of the non-U.S. securities held by the Acquiring Fund will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Acquiring Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Acquiring Fund are uninvested and no return is earned thereon. The inability of the Acquiring Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Acquiring Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Acquiring Fund due to subsequent declines in the value of such portfolio security, or if the Acquiring Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Acquiring Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Acquiring Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Acquiring Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Acquiring Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Acquiring Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Acquiring Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Acquiring Fund’s investments in certain foreign banks and other financial institutions.

Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Acquiring Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Acquiring Fund, in which event the Acquiring Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Acquiring Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Acquiring Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Acquiring Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Other Investment Strategies

Repurchase Agreements and Purchase and Sale Contracts

The Acquiring Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Acquiring Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Acquiring Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Acquiring Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Acquiring Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Acquiring Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Acquiring Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Acquiring Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements

The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risk Factors and Special Considerations—Leverage” and “Additional Investment Policies—Leverage” above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may segregate with the custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund, however, under circumstances in which the Acquiring Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. In addition, to the extent that the proceeds of the reverse purchase agreement are less than the value of the securities subject to such an agreement, the Acquiring Fund would hear the risk of loss.

Lending of Portfolio Securities

The Acquiring Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Acquiring Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

The Acquiring Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Acquiring Fund receives the income on the loaned securities. Where the Acquiring Fund receives securities as collateral, the Acquiring Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Acquiring Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Acquiring Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Acquiring Fund is obligated to return the collateral to the borrower at the termination of the loan. The Acquiring Fund could suffer a loss in the event the Acquiring Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Acquiring Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Acquiring Fund could also experience delays and costs in gaining access to the collateral. The Acquiring Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. The Acquiring Fund will lend securities through an affiliate of the Advisors pursuant to the terms of an exemptive order under the 1940 Act, according to which the affiliate will receive compensation at market rates.

When-Issued and Forward Commitment Securities

The Acquiring Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Acquiring Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered, and the Acquiring Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Acquiring Fund as when-issued or forward commitment transactions, and accordingly are not subject to the foregoing restrictions.

Standby Commitment Agreements

The Acquiring Fund from time to time may enter into standby commitment agreements. Such agreements commit the Acquiring Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Acquiring Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Acquiring Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Acquiring Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Acquiring Fund. The Acquiring Fund at all times will segregate with the custodian cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

There can be no assurance that securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Acquiring Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Acquiring Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

The Acquiring Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Acquiring Fund’s investment objectives and are permissible under applicable regulations governing the Acquiring Fund.

Investment Restrictions

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding common shares (which for this purpose and under the 1940 Act means the lesser of (i) 66 2/3% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). The Acquiring Fund may not:

1. Make any investment inconsistent with the Acquiring Fund’s classification as a diversified company under the 1940 Act.

2. Make investments for the purpose of exercising control or management.

3. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Acquiring Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or as otherwise permitted by applicable law.

5. Underwrite securities of other issuers, except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6. Make loans to other persons, except (i) the Acquiring Fund shall not be deemed to be making a loan to the extent that the Acquiring Fund purchases Corporate Loans or other debt instruments or enters into repurchase agreements or any similar instruments and (ii) the Acquiring Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this Joint Proxy Statement/Prospectus.

7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Additional investment restrictions adopted by the Acquiring Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Acquiring Fund may not:

a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Investment Objectives and Policies of the Acquiring Fund—Other Investment Policies” above.

c. Purchase any securities on margin, except that the Acquiring Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d. Change its policy of investing, under normal circumstances, at least 80% of the value of its assets in high yield securities, unless the Acquiring Fund provides its stockholders with at least 60 days’ prior written notice of such change. For these purposes, “assets” means net assets, including assets acquired from the sale of preferred stock, plus the amount of any borrowings for investment purposes.

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

COMPARISON OF THE FUNDS

The Funds have substantially similar (but not identical) investment objectives, investment strategies and restrictions. The investment objectives, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund.

Summary of Significant Differences in the Funds’ Investment Objectives and Policies

Investment Objectives. The primary investment objective of each of BHY and HIS is to provide high current income to shareholders. The primary investment objective of each of COY, CYE, HYV and HYT is to provide current income to shareholders. The secondary investment objective of each Fund is to provide shareholders with capital appreciation.

Corporate Loans. HYT, HYV, CYE and COY may invest up to 15% of its total assets in corporate loans. BHY may invest up to 25% of its total assets in corporate loans. HIS does not have any limitations with respect to corporate loans.

Distressed Securities. HYT, HYV, CYE, COY and BHY may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default. HIS may not purchase securities rated D by Standard & Poor’s.

Preferred Shares. HYT may invest up to 15% of its total assets in preferred shares. HIS may invest up to 10% of its assets in preferred shares. HYV, CYE, COY and BHY do not have any limitations with respect to preferred shares.

Convertible Debt Securities. HYT may invest up to 15% of its total assets in convertible debt securities. None of the Target Funds have any limitations with respect to convertible debt securities.

Common Stock. HYT, HYV, CYE and COY do not have any limitations on investments in common stock. BHY may invest up to 20% of its total assets in common stock. HIS may not acquire common stock, except when (i) attached to or included in, or in connection with or incidental to, the Fund’s investment in a unit with income-generating securities that otherwise would be attractive to the Fund (including equity interests, or the substantial equivalent of equity interests, which are acquired through a follow-on offering for interests in an issuer that HIS previously acquired in connection with its investment in such income-generating securities); (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange of privileges or warrants for the acquisition of stock or equity interests of the same issuer or a different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a “when-issued” basis.

Non-U.S. Securities. HYT, HYV, CYE and COY may invest, without limitation, in non-U.S. securities or securities denominated in foreign currencies and multinational currency units. BHY may invest up to 35% of its total assets in debt securities of issuers domiciled outside of the United States or that are denominated in foreign currencies and multinational currency units; provided, however, that BHY may not invest more than 10% of the Fund’s net assets in emerging market issuers. HIS may invest up to 20% of its total assets in fixed-income securities issued by foreign governments and other foreign issuers and up to 5% of its total assets in foreign currency issues of foreign and domestic issuers. In addition, HIS may invest up to 5% of its total assets in Eurodollar certificates of deposit which are the obligations of foreign branches of U.S. banks and may invest without limitation in Canadian issuers whose securities are payable in U.S. dollars.

Mezzanine Investments, Collateralized Bond Obligations, CMBS and Zero-Coupon Securities. BHY may invest up to 15% of its total assets in securities known as “Mezzanine Investments” (generally subordinated, privately placed debt securities issued with attached equity securities), collateralized bond obligations and commercial mortgage backed securities. BHY may also invest up to 30% of its total assets in stripped and zero-coupon securities, pay-in-kind securities and deferred payment securities. None of the other Funds have any limitation on investments in the foregoing securities.

Options. HYT may purchase call options, write (i.e., sell) covered or uncovered call options, purchase put options and uncovered put options, write (i.e., sell) covered put options and write uncovered put options on securities that HYT does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. BHY, COY, CYE and HYV have substantially the same policies as HYT with respect to options, except they may not write uncovered call or put options. HIS may only purchase and sell options on financial futures contracts, and hold puts that relate to equity securities acquired by the Fund when such puts are attached to or included with such equity securities.

Comparison Table

A more detailed comparison of the Funds’ investment objectives, significant investment strategies and operating policies, and investment restrictions is set forth in the table below.

HYT	HYV	CYE	COY	BHY	HIS
Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives	Investment Objectives

HYT’s primary investment objective is to provide shareholders with current income. HYT’s secondary investment objective is to provide shareholders with capital appreciation.	HYV’s investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or in unrated securities considered by the Fund’s investment adviser to be of comparable quality. HYV also seeks to provide shareholders with capital appreciation.	CYE’s primary investment objective is to provide current income by investing primarily in fixed-income securities, which are rated in the lower rating categories of the established rating services (BBB or lower by Standard & Poor’s or Baa or lower by Moody’s) or are unrated securities of comparable quality. CYE’s secondary investment objective is to provide capital appreciation.	COY’s investment objective is to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities, which are rated in the lower rating categories of the established rating services (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or are unrated securities considered by the Fund’s investment adviser to be of comparable quality. As a secondary objective, COY also seeks to provide shareholders with capital appreciation.	BHY’s primary investment objective is to provide high current income. BHY’s secondary investment objective is to provide capital appreciation.	HIS’s primary investment objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund’s investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed income securities. HIS’s secondary objective is to provide capital appreciation, but only when consistent with its primary objective.

HYT	HYV	CYE	COY	BHY	HIS
Credit-Related Securities	Credit-Related Securities	Credit-Related Securities	Credit-Related Securities	Credit-Related Securities	Credit-Related Securities

Under normal market conditions, the Fund invests at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. High yield securities include high yield bonds, corporate loans, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Investment Advisor to be of comparable quality.

	Under normal market conditions, the Fund invests at least 80% of its total assets in high yield debt instruments. High yield debt instruments include “junk” bonds and corporate loans rated in the lower rating categories (Ba or lower by Moody’s and BB or lower by Standard & Poor’s) or are unrated debt investments considered by the Investment Advisor to be of comparable quality.	Under normal circumstances, the Fund invests at least 80% of its total assets in high-yield corporate debt instruments which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by Standard & Poor’s), or in unrated securities considered by the Investment Advisor to be of comparable quality.	Under normal market conditions, the Fund invests at least 80% of its assets in high yield debt instruments, including junk bonds and Corporate Loans rated in the lower rating categories (Ba or lower by Moody’s and BB or lower by Standard & Poor’s), or in similar unrated instruments considered by the Investment Advisor to be of comparable quality.	Under normal market conditions, the Fund invests at least 80% of its total assets in high-risk, high yield securities. High-risk, high yield securities are generally income securities which, if rated at the time of purchase, are rated lower than Baa by Moody’s, lower than BBB by Standard & Poor’s or similarly rated by other nationally recognized securities rating organization. Such securities may include securities that are not rated by any Rating Agency but which BlackRock believes to be comparable to such securities.	Under normal market conditions,the Fund invests at least 80% of its total assets in high-yield, high risk debt instruments rated in the medium to lower categories by nationally recognized rating services (Baa or lower by Moody’s or BBB or lower by Standard & Poor’s or non-rated securities which, in the Investment Advisor’s opinion, are of comparable quality.

Corporate/ Bank Loans	Corporate/ Bank Loans	Corporate/ Bank Loans	Corporate/ Bank Loans	Corporate/ Bank Loans	Corporate/ Bank Loans

The Fund may invest up to 15% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions.	Same as HYT	Same as HYT	Same as HYT	The Fund may invest up to 25% of its total assets in loans extended to corporate borrowers by commercial banks or other financial institutions.	No Stated Policy

HYT	HYV	CYE	COY	BHY	HIS
Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities	Distressed Securities

The Fund may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or lower by Moody’s, CC or lower by Standard & Poor’s or CC or lower by Fitch) or, if unrated, are considered by the Investment Advisor to be of comparable quality.

	Same as HYT	Same as HYT	Same as HYT	The Fund may invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default.	The Fund may not purchase securities rated D by Standard & Poor’s.

Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock	Preferred Stock

The Fund may invest up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities.	No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	Under normal circumstances, the Fund will not invest more than 10% of its assets in preferred stock.

HYT	HYV	CYE	COY	BHY	HIS
Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities	Convertible Securities

The Fund may invest up to 15% of its total assets in convertible debt securities.	No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy

Common Stock	Common Stock	Common Stock	Common Stock	Common Stock	Common Stock

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	Up to 20% of the Fund’s total assets may be invested in equity securities other than preferred stocks.

The Fund may not acquire common stock, except when (i) attached to or included in, or in connection with or incidental to, the Fund’s investment in a unit with income-generating securities that otherwise would be attractive to the Fund (including equity interests, or the substantial equivalent of equity interests, which are acquired through a follow-on offering for interests in an issuer that HIS previously acquired in connection with its investment in such income-generating securities); (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange of privileges or warrants for the acquisition of stock or equity

HYT	HYV	CYE	COY	BHY	HIS
interests of the same issuer or a different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a “when-issued” basis.

Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities	Non-U.S. Securities

The Fund may invest without limitation in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units.	Same as HYT	Same as HYT	Same as HYT	The Fund may invest up to 35% of its total assets in debt securities of issuers domiciled outside of the United States or that are denominated in various foreign currencies and multinational currency units. Typically, the Fund will not hold any foreign securities of emerging market issuers, and in any case such securities will not comprise more than 10% of the Fund’s net assets.

The Fund may invest up to 20% of its total assets in fixed-income securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but no more than 5% of its total assets in such securities, whether issued by a foreign or domestic issuer, which are denominated in foreign currencies.

In addition to its authorization to invest in foreign securities, the Fund may invest up to 5% of its total assets in Eurodollar certificates of deposit which are the obligations of foreign branches of U.S. banks and may invest without limitation in Canadian issuers whose securities are payable in U.S. dollars.

HYT	HYV	CYE	COY	BHY	HIS

Illiquid Securities	Illiquid Securities	Illiquid Securities	Illiquid Securities	Illiquid Securities	Illiquid Securities

The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.	Same as HYT	Same as HYT	Same as HYT	No Stated Policy

The Fund may invest up to 20% of its total assets in “private placements.” Except for this restriction that up to 20% of total assets may be invested in private placements, the Fund has no specific restrictions on investing in illiquid securities. For purposes of this restriction, securities eligible for resale under Rule 144A of the 1933 Act with registration rights are excluded from “private placements” and are not considered illiquid.

The Fund may not invest in securities which are subject to legal or contractual restrictions on resale if, as a result thereof, more than 20% of the total assets of the Fund taken at market value, would be invested in such securities. Securities eligible for resale under Rule 144A of the 1933 Act with registration rights are excluded from this investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
Defensive Measures	Defensive Measures	Defensive Measures	Defensive Measures	Defensive Measures	Defensive Measures

Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established Rating Agency, or other fixed income securities deemed by the Investment Advisor to be consistent with a defensive posture, or may hold investments in cash.	Same as HYT	Same as HYT	Same as HYT

In addition, the Fund may implement various temporary “defensive” strategies at times when BlackRock determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders.

These strategies may include investing all or a portion of the Fund’s assets in higher-quality debt securities including short-term securities.

The Fund may invest without limitation in short-term high quality money market instruments (including variable and floating rate instruments and demand instruments) such as certificates of deposit, commercial paper, bankers’ acceptances, short-term U.S. Government securities and repurchase agreements, pending investment in portfolio securities, or for temporary defensive purposes or to meet anticipated short-term cash needs such as dividend payments.

Leverage	Leverage	Leverage	Leverage	Leverage	Leverage

The Fund is permitted to issue senior securities representing indebtedness up to 33 1/3% of its total managed assets (net assets plus the proceeds of any outstanding	Same as HYT	Same as HYT	Same as HYT	Same as HYT	Same as HYT

HYT	HYV	CYE	COY	BHY	HIS
borrowings). The Fund voluntarily limits its aggregate economic leverage to 50% of its total managed assets.

Mezzanine Investments	Mezzanine Investments	Mezzanine Investments	Mezzanine Investments	Mezzanine Investments	Mezzanine Investments

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund may invest up to 15% of its total assets in securities known as “Mezzanine Investments,” which are generally subordinated, privately placed debt securities issued with attached equity securities.	No Stated Policy

Collateralized Bond Obligations	Collateralized Bond Obligations	Collateralized Bond Obligations	Collateralized Bond Obligations	Collateralized Bond Obligations	Collateralized Bond Obligations

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund may invest up to 15% of its total assets in collateralized bond obligations which are structured securities backed by a pool of income securities.	No Stated Policy

Mortgage- Backed Securities	Mortgage- Backed Securities	Mortgage- Backed Securities	Mortgage- Backed Securities	Mortgage- Backed Securities	Mortgage-Backed Securities

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund will not invest more than 15% of its total assets in CMBS.	No Stated Policy

Zero Coupon, PIK and Deferred Payment Securities	Zero Coupon, PIK and Deferred Payment Securities	Zero Coupon, PIK and Deferred Payment Securities	Zero Coupon, PIK and Deferred Payment Securities	Zero Coupon, PIK and Deferred Payment Securities	Zero Coupon, PIK and Deferred Payment Securities

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund may invest up to 30% of its total assets in stripped and Zero-Coupon Securities, Pay-In-Kind Securities and Deferred Payment Securities.	No Stated Policy

HYT	HYV	CYE	COY	BHY	HIS
Options	Options	Options	Options	Options	Options

Call Options:

The Fund may purchase call options on any of the types of securities in which it may invest. The Fund may also purchase and sell call options on indices.

The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it invests and to enter into closing purchase transactions with respect to certain of such options.

The Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Fund.

	Same as HYT, except no expressed authority to write uncovered call or put options.	Same as HYV	Same as HYV

Call Options:

In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options (“calls”) on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and on the over-the- counter markets.

All such calls sold by the Fund must be “covered” as long as the call is outstanding.

Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.

The Fund may not invest in puts, calls or any combinations thereof, except that the Fund may purchase and sell options on financial futures contracts and may acquire and hold puts which relate to equity securities acquired by the Fund when such puts are attached to or included in a unit with such equity securities.

Put Options:				Puts Options:

The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to seek to enhance its				As with calls, the Fund may purchase put options (“puts”) on Securities (whether or not it holds such securities in its portfolio).

HYT	HYV	CYE	COY	BHY	HIS

return. The Fund also may purchase uncovered put options.

The Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Fund, provided that such put options are covered. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral.

For the same purposes, the Fund may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price.

The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions.

HYT	HYV	CYE	COY	BHY	HIS
Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions	Interest Rate Transactions

In order to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations or to seek to enhance the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors.

The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating.

	Same as HYT	Same as HYT	Same as HYT

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions for hedging and risk management purposes and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own.

The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the

No Stated Policy

HYT	HYV	CYE	COY	BHY	HIS
claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction

Credit Derivatives	Credit Derivatives	Credit Derivatives	Credit Derivatives	Credit Derivatives	Credit Derivatives

The Fund may enter into credit default swap agreements for hedging purposes or to enhance its returns.

The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Advisor to be equivalent to such rating.

	Same as HYT	Same as HYT	Same as HYT	The Fund may engage in credit derivative transactions. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.	No Stated Policy

HYT	HYV	CYE	COY	BHY	HIS
Futures	Futures	Futures	Futures	Futures	Futures

The Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Fund’s income.

The Fund also has authority to purchase and write call and put options on futures contracts.

The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets.

The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

	Same as HYT	Same as HYT	Same as HYT

In connection with its hedging and other risk management strategies, the Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements.

The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes.

The Fund will only enter into financial futures contracts or purchase options thereon for the purpose of hedging either long-term debt securities in its portfolio or the value of debt securities which the Fund intends to purchase.

The Fund will not enter into futures contracts and options on futures contracts to hedge more than 50% of its portfolio.

HYT	HYV	CYE	COY	BHY	HIS
Securities Lending	Securities Lending	Securities Lending	Securities Lending	Securities Lending	Securities Lending

The Fund from time to time may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

The Fund from time to time may lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

		Same as HYV	Same as HYV	The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans).	The Fund may lend its portfolio securities (principally to broker-dealers) to the extent of 20% of its total assets.

Short Sales	Short Sales	Short Sales	Short Sales	Short Sales	Short Sales

The Fund may make short sales of securities, provided the market value of all securities sold short does not exceed 10% of its total assets. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities

	Same as HYT	Same as HYT	Same as HYT	No Stated Policy

The Fund may not make short sales of securities or maintain short positions (other than in connection with futures contracts or options thereon) unless, at all times when a short position is open, the Fund owns at least an equal amount of

HYT	HYV	CYE	COY	BHY	HIS

and in order to seek to enhance return.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

The Fund also may make short sales “against the box.” Short Sales “against the box” are not subject to the foregoing 10% limitation.

the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration.

Leverage

Each Fund may utilize leverage by borrowing through the Credit Facility or through entering into reverse repurchase agreements. As of May 31, 2013, the Funds had an Economic Leverage Ratio from reverse repurchase agreements and/or borrowings through the Credit Facility as follows:

Ticker	Economic Leverage Ratio
BHY	27.72%
COY	28.68%
CYE	29.68%
HIS	26.87%
HYV	30.70%
HYT	30.20%

The Combined Fund’s Economic Leverage Ratio is expected to be substantially similar to the Acquiring Fund’s current Economic Leverage Ratio.

Each Fund is currently a party to a senior committed secured, 360-day rolling credit facility with State Street. Each Fund has granted a security interest in substantially all of its assets to State Street in connection with the Credit Facility.

The Credit Facility currently allows for the following maximum commitment amounts:

Ticker	Commitment Amounts
BHY	$24,000,000
COY	$132,000,000
CYE	$144,000,000
HIS	$63,000,000
HYV	$213,000,000
HYT	$222,000,000

Advances are made by State Street to a Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, each Fund pays a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived with respect to a Fund if such Fund meets certain conditions. A Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the twelve-month period ended February 28, 2013, the daily weighted average interest rate for COY and CYE under the Credit Facility was approximately 0.94%. For the twelve-month period ended August 31, 2012 and for the six-month period ended February 28, 2013, the daily weighted average interest rate for BHY, HIS, HYV and HYT under the Credit Facility was approximately 0.94%. As of May 31, 2013, the effective interest rate for each Fund under the Credit Facility was approximately 0.93%.

In connection with the Reorganizations, the Combined Fund expects to amend the Credit Facility to increase the maximum commitment amount to maintain an Economic Leverage Ratio substantially similar to the Acquiring Fund’s current Economic Leverage Ratio. If all of the Reorganizations are consummated, the Combined Fund expects to increase the maximum commitment amount under the Credit Facility to $798,000,000. There can be no assurance, however, the Combined Fund will increase the maximum commitment amount under the Credit Facility. If the Combined Fund does not increase the maximum commitment amount under the Credit Facility, then the Combined Fund may be required to either utilize other forms of leverage, which may include reverse repurchase agreements, in order to maintain an Economic Leverage Ratio that is substantially similar to the Acquiring Fund’s current Economic Leverage Ratio or reduce the Combined Fund’s economic leverage. In either case, the Combined Fund may not be able to maintain the current earnings and distribution yields of the Acquiring Fund, which may negatively affect the market price and net asset value of the Combined Fund. In addition, if the Combined Fund is required to reduce its economic leverage, then it may be required to sell a portion of its assets, which may negatively affect the Combined Fund’s portfolio holdings, portfolio allocation, portfolio diversification and investment strategy.

Investment Restrictions

The Funds have the similar (but not identical) investment restrictions. A comparison of the Funds’ investment restrictions is set forth in the table below. The investment restrictions of the Combined Fund will be those of the Acquiring Fund.

HYT	HYV	CYE	COY	BHY	HIS
Diversification	Diversification	Diversification	Diversification	Diversification	Diversification

The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.*	Same as HYT	Same as HYT	No Stated Policy	No Stated Policy	The Fund may not invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities. With respect to repurchase agreements, the Fund shall look to the underlying securities of the repurchase agreements to determine compliance with this restriction.

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
Control or Management	Control or Management	Control or Management	Control or Management	Control or Management	Control or Management

The Fund may not make investments for the purpose of exercising control or management.*	Same as HYT	Same as HYT	Same as HYT	The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder or otherwise exercise its rights in accordance with the terms of the securities in accordance with its views.*	The Fund may not purchase more than 10% of the outstanding voting securities of any issuer, or invest for the purpose of exercising control or management.*

Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate	Commodities and Real Estate

The Fund may not purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell	Same as HYT	Same as HYT	Same as HYT	The Fund may not purchase commodities or commodity contracts, except that the Fund may purchase and sell options, futures contracts and options thereon and may engage in interest rate and foreign currency transactions.*	The Fund may not purchase or sell commodities or commodity contracts, other than financial futures contracts and options thereon.* The Fund may not purchase or sell real estate or interests

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
financial futures contracts and options thereon.*

The Fund may not purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, except that the Fund may purchase and sell securities that are secured by, or issued by companies that invest or deal in, real estate, oil, gas or other minerals, or interests therein.*

therein or oil, gas or mineral exploration or development programs, but the Fund may purchase and sell (a) securities which are secured by real estate, and (b) the securities of companies which invest or deal in real estate or interests therein, including real estate investment trusts, or in oil, gas or mineral exploration or development programs.*

Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings	Senior Securities and Borrowings

The Fund may not issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or as otherwise permitted by applicable law.*	Same as HYT	Same as HYT

The Fund may not issue senior securities (including borrowing money) in excess of the limits set forth in the 1940 Act; or pledge its assets other than to secure issuances or in connection with hedging

				Same as HYT	The Fund may not borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and borrow from banks or other lenders in an

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
			transactions, when-issued and forward commitment transactions and similar investment strategies. The Fund’s obligations under interest rate swaps are not treated as senior securities.*		amount not exceeding one-third of the value of its total assets (including proceeds of such borrowings) and may mortgage, pledge or hypothecate its assets to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to margin for financial futures contracts are not deemed to be pledges of assets.*

Underwriting	Underwriting	Underwriting	Underwriting	Underwriting	Underwriting

The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.*	Same as HYT	Same as HYT	Same as HYT	The Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act, by virtue of its purchase or sale of portfolio securities.*	The Fund may not act as a securities underwriter, except to the extent that the Fund may invest up to 20% of its assets in restricted securities and, in connection with the disposition of such securities, the Fund may be deemed to be an underwriter under the 1933 Act.*

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
Lending	Lending	Lending	Lending	Lending	Lending

The Fund may not make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases Corporate Loans or other debt instruments or enters into repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.*	Same as HYT	Same as HYT	Same as HYT	The Fund may not make loans to others, except through the purchase of debt obligations (including Bank Loans) and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board of Trustees.*	The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities to the extent of 20% of its total assets and may enter into repurchase agreements. For the purpose of this restriction, the purchase of debt instruments in accordance with the Fund’s policies and objectives shall not be deemed to be a “loan.”*

Industry Concentration	Industry Concentration	Industry Concentration	Industry Concentration	Industry Concentration	Industry Concentration

The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by	Same as HYT	Same as HYT	Same as HYT	The Fund may not purchase any security if as a result 25% or more of the total assets of the Fund would be invested in the securities of issuers having their principal business activities in the same industry, provided that	The Fund may not concentrate 25% or more of the value of its total assets in the securities of issuers which conduct their principal business activities in the same industry; for purposes of this restriction, gas, electric,

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
the U.S. Government or by its agencies or instrumentalities.*				there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.*	water and telephone companies will be considered to be in separate industries, and banks, savings and loan institutions, finance companies and insurance companies will be considered to be in separate industries.*

Investments in Investment Companies	Investments in Investment Companies	Investments in Investment Companies	Investments in Investment Companies	Investments in Investment Companies	Investments in Investment Companies

The Fund may not purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.	Same as HYT	Same as HYT	The Fund may not purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or	Same as HYT, except it’s a fundamental policy.	The Fund may not purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets and except for the investment in such securities of funds representing compensation otherwise payable to Trustees of the Fund pursuant to a deferred compensation plan existing at any time between the Fund and one or

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
			(iii) by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commission, is involved and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.*		more of its Trustees.*

Mortgage, Pledge, Hypothecate Property	Mortgage, Pledge, Hypothecate Property	Mortgage, Pledge, Hypothecate Property	Mortgage, Pledge, Hypothecate Property	Mortgage, Pledge, Hypothecate Property	Mortgage, Pledge, Hypothecate Property

The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings permitted by Section 18 of the 1940 Act or applicable law, or except as may be necessary in connection with transactions described under	Same as HYT	Same as HYT	No Stated Policy	The Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call	The Fund may not borrow money or mortgage, pledge, or hypothecate its assets, except that the Fund may enter into financial futures contracts, and borrow from banks or other lenders in an amount not exceeding one-third of the value of its total assets (including proceeds of such borrowings) and may mortgage,

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
“Investment Objectives and Policies of the Acquiring Fund—Other Investment Policies” above.				options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars and floors.*	pledge or hypothecate its assets to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to margin for financial futures contracts are not deemed to be pledges of assets.*

Margin	Margin	Margin	Margin	Margin	Margin

The Fund may not purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).	Same as HYT	Same as HYT	Same as HYT	No Stated Policy	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.*

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
Short Sales	Short Sales	Short Sales	Short Sales	Short Sales	Short Sales

The Fund may make short sales of securities. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

The Fund also may make short sales “against the box.”

	The Fund may make short sales, subject to approval by the Board, and provided the market value of all securities sold short does not exceed 10% of its total assets.	Same as HYV	Same as HYV	No Stated Policy	The Fund may not make short sales of securities or maintain short positions (other than in connection with futures contracts or options thereon) unless, at all times when a short position is open, the Fund owns at least an equal amount of the securities sold short or owns securities convertible into or exchangeable for at least an equal amount of such securities sold short, without the payment of further consideration.*

*	A fundamental investment restriction.

HYT	HYV	CYE	COY	BHY	HIS
Calls and Puts	Calls and Puts	Calls and Puts	Calls and Puts	Calls and Puts	Calls and Puts

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund may not invest in puts, calls or any combinations thereof, except that the Fund may purchase and sell options on financial futures contracts and may acquire and hold puts which relate to equity securities acquired by the Fund when such puts are attached to or included in a unit with such equity securities.*

Restricted Securities	Restricted Securities	Restricted Securities	Restricted Securities	Restricted Securities	Restricted Securities

No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	No Stated Policy	The Fund may not invest in securities which are subject to legal or contractual restrictions on resale if, as a result thereof, more than 20% of the total assets of the Fund taken at market value, would be invested in such securities. Securities eligible for resale under Rule 144A of the 1933 Act with registration rights are excluded from this investment restriction.*

*	A fundamental investment restriction.

MANAGEMENT OF THE FUNDS

The Board

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Board Members, a brief biography for each Board Member and additional information relating to the Board are included in the Statement of Additional Information.

The Advisors

BlackRock Advisors, LLC acts as the Investment Advisor for each Fund.

BHY and HIS pay the Investment Advisor a monthly management fee at an annual rate of 0.90% and 0.75% (of the first $200 million and 0.50% thereafter), respectively, based on the applicable Fund’s average weekly Managed Assets. ‘‘Managed Assets’’ means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

BHY also pays the Investment Advisor a monthly administration fee at an annual rate of 0.10% based on the Fund’s average weekly Managed Assets.

COY, CYE, HYV and HYT pay the Investment Advisor a monthly management fee at an annual rate of 0.50%, 0.60%, 0.60% and 0.70%, respectively, based on an aggregate of (i) the Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s net asset value.

If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly management fee at an annual rate of 0.60% of the aggregate of (i) the Combined Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Combined Fund’s net asset value.

BlackRock Financial Management, Inc. (the “Sub-Advisor”) acts as the sub-advisor for each Fund (the Sub-Advisor together with the Investment Advisor, the “Advisors”). The Investment Advisor and each of the Funds have entered into separate sub-advisory agreements under which the Investment Advisor pays the Sub-Advisor for services it provides a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Investment Advisor.

A discussion regarding the basis for the approval of the Investment Management Agreement and the Sub-Investment Advisory Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor is located at 55 East 52nd Street, New York, New York 10055 and each are wholly owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms and has over 20 years of experience managing closed-end products. As of March 31, 2013, BlackRock’s assets under management were approximately $3.936 trillion including approximately $47.8 billion in exchange-listed active funds and approximately $269.8 million in non-exchange-listed closed-end funds.

BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles.

BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of March 31, 2013, the firm has approximately 10,600 employees in 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

The Investment Advisor serves as the investment adviser for each of the Funds and is expected to continue to serve as investment adviser for the Combined Fund. Each Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell S. Garfin, Managing Director at BlackRock, and Derek Schoenhofen, Director at BlackRock. Each is a member of Americas Fixed Income Group within BlackRock’s Alpha Strategies portfolio management group. Each is jointly responsible for the day-to-day management of each Fund’s portfolio, which includes setting each Fund’s overall investment strategy, overseeing the management of each Fund and/or selection of its investments. Mr. Keenan has been a member of each Fund’s management team since 2006, and Messrs. Garfin and Schoenhofen have been members of each Fund’s management team since 2009.

Portfolio Manager	Biography

James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.

Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.

Derek Schoenhofen	Director of BlackRock since 2006; Vice President of BlackRock from 2000 to 2005.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Advisors may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Advisors, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified brokerage firms. None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to the Funds
Investment Advisor	BlackRock Advisors, LLC
Sub-Advisor	BlackRock Financial Management, Inc.
Custodian*	State Street Bank and Trust Company, and JP Morgan Chase Bank
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company N.A.
Accounting Services Provider	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

*	State Street Bank and Trust Company is custodian to each Fund except COY. JP Morgan Chase Bank is custodian to COY.

All securities owned by each of BHY, CYE, HIS, HYV and HYT, and all cash including proceeds from the sale of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, as custodian. All securities owned by COY, and all cash, including proceeds from the sale of securities in COY’s investment portfolio, are held by JP Morgan Chase Bank, 270 Park Avenue, New York, New York 10017, as custodian. Computershare Trust Company N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to each Fund’s common shares.

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Capitalization

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of the Funds as of February 28, 2013, the pro forma capitalization of the Combined Fund as if the proposed Reorganizations of all of the Funds had occurred on February 28, 2013, which represents the most likely combination of the Reorganizations and the combination of the Reorganizations resulting in the lowest Total Expense Ratio, and the pro forma capitalization of the Combined Fund as if only the proposed Reorganization of BHY and the Acquiring Fund had occurred on February 28, 2013, which represents the combination of the Reorganizations resulting in the highest Total Expense Ratio.

Capitalization as of February 28, 2013 (Unaudited)

Reorganization of All the Funds (The Most Likely Combination and the Combination with Lowest Total Expense Ratio)

	HYT	COY	CYE	HYV	BHY	HIS	Adjustments		Pro Forma Combined Fund (All Target Funds into HYT)
Net assets(a)	$455,148,203	$271,616,989	$296,007,710	$435,228,398	$48,934,885	$126,879,103	$(990,000	)(b)	$1,632,825,288
Common Shares outstanding	35,414,156	35,004,366	37,542,561	33,015,111	6,430,618	54,824,195	(75,080,821	)(c)	127,150,186
Net asset value	$12.85	$7.76	$7.88	$13.18	$7.61	$2.31			$12.84

(a)	Based on the number of outstanding common shares listed in “Outstanding Common Shares as of May 31, 2013” table below.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $990,000 of which $370,000 was attributable to HYT, $270,000 was attributable to BHY, and $350,000 was attributable to HIS. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund’s participation in each Reorganization outweigh the costs associated with such Reorganization, the Investment Advisor recommended, and the Boards have approved, that BHY, HIS and HYT be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations.” The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments of (13,853,223) for COY common shares, (14,492,067) for CYE common shares, 876,683 for HYV common shares, (2,641,023) for BHY common shares and (44,971,191) for HIS common shares due to differences in per share NAV.

Reorganization of only BHY into HYT (The Combination with Highest Total Expense Ratio)

	HYT	BHY	Adjustments		Pro Forma Combined Fund (BHY into HYT)
Net assets(a)	$455,148,203	$48,934,885	$(640,000	)(b)	$503,443,088
Common Shares outstanding	35,414,156	6,430,618	(2,641,023	)(c)	39,203,751
Net asset value	$12.85	$7.61			$12.84

(a)	Based on the number of outstanding common shares listed in “Outstanding Common Shares as of May 31, 2013” table below.
(b)	Reflects non-recurring aggregate estimated reorganization expenses of $640,000 of which $370,000 was attributable to HYT and $270,000 was attributable to BHY, respectively. Because of the expected benefits outlined above for each Fund, and because, over time, the savings attributable to each Fund’s participation in the Reorganization outweigh the costs associated with the Reorganization, the Investment Advisor recommended, and the Boards have approved, that BHY and HYT be responsible for its own Reorganization expenses. See “Reasons for the Reorganizations.” The actual costs associated with the proposed Reorganization may be more or less than the estimated costs discussed herein.
(c)	Reflects adjustments due to differences in per share NAV.

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable, except as provided under such Fund’s charter.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing shareholders.

Outstanding Common Shares as of May 31, 2013

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BHY	Common Shares	Unlimited	None	6,431,296
COY	Common Shares	200,000,000	None	35,027,459
CYE	Common Shares	200,000,000	None	37,552,995
HIS	Common Shares	Unlimited	None	54,848,390
HYV	Common Shares	200,000,000	None	33,015,111
HYT	Common Shares	200,000,000	None	35,418,240

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

BHY	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
May 31, 2013	$8.35	$7.76	$7.90	$7.62	7.09%	1.17%
February 28, 2013	$8.47	$7.36	$7.66	$7.41	11.74%	-1.60%
November 30, 2012	$8.09	$7.01	$7.45	$7.26	9.99%	-3.44%

BHY	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
August 31, 2012	$8.07	$7.08	$7.30	$6.90	11.77%	2.61%
May 31, 2012	$7.57	$7.02	$7.23	$6.97	4.85%	-0.99%
February 28, 2012	$7.24	$6.59	$7.20	$6.70	2.53%	-1.64%
November 30, 2011	$6.79	$5.94	$6.88	$6.36	-0.75%	-6.60%
August 31, 2011	$6.96	$6.30	$7.26	$6.66	-1.50%	-7.27%
May 31, 2011	$7.00	$6.66	$7.33	$7.17	-3.45%	-7.70%
February 28, 2011	$6.75	$6.21	$7.28	$6.95	-4.73%	-10.90%
November 30, 2010	$6.74	$6.41	$7.12	$6.70	-1.63%	-8.30%
August 31, 2010	$6.66	$6.13	$6.79	$6.49	-1.48%	-6.13%
May 31, 2010	$6.77	$5.94	$6.85	$6.50	-1.17%	-9.73%
February 28, 2010	$6.35	$5.93	$6.65	$6.34	-3.93%	-7.93%

COY	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
May 31, 2013	$8.31	$7.71	$8.07	$7.77	5.99%	-2.16%
February 28, 2013	$8.18	$7.61	$7.81	$7.55	4.74%	-0.13%
November 30, 2012	$8.06	$7.00	$7.57	$7.38	8.19%	-5.15%
August 31, 2012	$8.00	$7.31	$7.41	$7.00	8.69%	4.26%
May 31, 2012	$7.84	$7.15	$7.30	$7.07	8.44%	0.56%
February 28, 2012	$7.76	$7.10	$7.29	$6.76	9.44%	2.30%
November 30, 2011	$7.28	$6.18	$6.95	$6.45	7.85%	-4.19%
August 31, 2011	$7.52	$6.27	$7.47	$6.79	3.18%	-11.19%
May 31, 2011	$7.49	$7.03	$7.56	$7.31	0.40%	-4.80%
February 28, 2011	$7.22	$6.59	$7.44	$7.10	-0.99%	-7.70%
November 30, 2010	$7.22	$6.73	$7.28	$6.87	2.90%	-5.61%
August 31, 2010	$7.07	$6.40	$6.97	$6.60	2.03%	-4.33%
May 31, 2010	$6.95	$6.13	$7.02	$6.61	4.20%	-9.57%
February 28, 2010	$7.07	$6.52	$6.74	$6.45	6.56%	0.00%

CYE	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
May 31, 2013	$8.07	$7.65	$8.20	$7.89	0.88%	-4.49%
February 28, 2013	$8.18	$7.48	$7.93	$7.69	3.41%	-2.98%
November 30, 2012	$8.13	$7.26	$7.71	$7.52	7.26%	-3.46%
August 31, 2012	$8.11	$7.40	$7.54	$7.11	7.62%	2.05%
May 31, 2012	$7.90	$7.15	$7.42	$7.18	7.05%	-0.97%
February 28, 2012	$7.75	$6.94	$7.41	$6.88	4.59%	0.00%
November 30, 2011	$7.12	$6.24	$7.06	$6.54	3.50%	-4.59%
August 31, 2011	$7.47	$6.23	$7.61	$6.89	0.14%	-13.11%
May 31, 2011	$7.50	$6.97	$7.70	$7.44	-1.57%	-7.16%
February 28, 2011	$7.21	$6.63	$7.58	$7.20	-3.06%	-8.68%
November 30, 2010	$7.16	$6.73	$7.38	$6.93	1.29%	-6.79%
August 31, 2010	$7.12	$6.29	$7.04	$6.66	1.28%	-6.54%
May 31, 2010	$7.02	$6.12	$7.13	$6.67	0.74%	-9.47%
February 28, 2010	$6.77	$6.20	$6.78	$6.43	1.50%	-4.89%

HIS	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
May 31, 2013	$2.47	$2.23	$2.40	$2.32	6.01%	-4.29%
February 28, 2013	$2.44	$2.27	$2.34	$2.28	4.76%	-1.73%
November 30, 2012	$2.47	$2.13	$2.30	$2.25	8.81%	-5.33%
August 31, 2012	$2.40	$2.20	$2.26	$2.16	8.11%	0.92%
May 31, 2012	$2.38	$2.18	$2.24	$2.18	6.76%	-0.46%
February 28, 2012	$2.35	$2.02	$2.24	$2.12	5.86%	-5.61%
November 30, 2011	$2.08	$1.85	$2.20	$2.04	-3.27%	-9.31%
August 31, 2011	$2.24	$1.95	$2.34	$2.14	-2.79%	-11.76%
May 31, 2011	$2.25	$2.08	$2.36	$2.30	-3.85%	-9.57%
February 28, 2011	$2.16	$2.01	$2.34	$2.25	-6.14%	-11.84%
November 30, 2010	$2.22	$2.05	$2.33	$2.20	-3.49%	-10.09%
August 31, 2010	$2.13	$1.90	$2.23	$2.12	-3.18%	-11.21%
May 31, 2010	$2.14	$1.85	$2.24	$2.12	-4.46%	-13.55%
February 28, 2010	$1.94	$1.78	$2.15	$2.06	-9.05%	-14.01%

HYV	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
May 31, 2013	$13.59	$12.94	$13.72	$13.20	1.28%	-3.28%
February 28, 2013	$13.22	$12.47	$13.26	$12.89	0.76%	-3.91%
November 30, 2012	$13.47	$11.93	$12.92	$12.60	6.57%	-5.32%
August 31, 2012	$13.57	$12.31	$12.63	$11.92	7.70%	2.58%
May 31, 2012	$13.05	$12.02	$12.43	$12.04	5.78%	-0.66%
February 28, 2012	$12.97	$11.45	$12.41	$11.47	5.02%	-0.35%
November 30, 2011	$11.80	$10.26	$11.80	$10.91	2.88%	-5.96%
August 31, 2011	$12.58	$10.25	$12.73	$11.52	0.08%	-14.58%
May 31, 2011	$12.47	$11.58	$12.87	$12.43	-1.81%	-6.84%
February 28, 2011	$11.88	$11.23	$12.69	$12.11	-4.05%	-8.20%
November 30, 2010	$11.89	$11.04	$12.41	$11.65	-0.51%	-9.06%
August 31, 2010	$11.74	$10.55	$11.82	$11.18	0.34%	-6.88%
May 31, 2010	$11.73	$10.08	$11.95	$11.19	-1.59%	-11.19%
February 28, 2010	$10.86	$10.19	$11.36	$10.78	-2.54%	-7.86%

HYT	Market Price		Net Asset Value		Premium/(Discount) to Net Asset Value
Period Ended	High	Low	High	Low	High	Low
May 31, 2013	$13.28	$12.57	$13.37	$12.86	2.15%	-3.68%
February 28, 2013	$13.14	$12.32	$12.94	$12.56	2.10%	-2.91%
November 30, 2012	$13.31	$11.80	$12.60	$12.28	6.58%	-3.91%
August 31, 2012	$13.02	$11.97	$12.33	$11.64	7.11%	2.05%
May 31, 2012	$12.67	$11.79	$12.15	$11.75	5.41%	-0.34%
February 28, 2012	$12.58	$11.33	$12.13	$11.26	4.34%	-0.35%
November 30, 2011	$11.68	$10.16	$11.58	$10.72	3.29%	-6.15%
August 31, 2011	$12.15	$10.18	$12.46	$11.31	-0.75%	-13.36%
May 31, 2011	$12.15	$11.50	$12.60	$12.18	-2.49%	-6.29%
February 28, 2011	$11.90	$11.00	$12.39	$11.82	-2.51%	-8.10%
November 30, 2010	$11.70	$10.82	$12.11	$11.42	0.17%	-8.77%
August 31, 2010	$11.70	$10.34	$11.58	$10.98	1.21%	-6.93%
May 31, 2010	$11.51	$9.91	$11.67	$10.97	-1.20%	-10.96%
February 28, 2010	$11.02	$10.21	$11.19	$10.68	-0.64%	-7.10%

As of May 31, 2013, the net asset value per common share of HYT was $13.05 and the market price per common share was $12.57, representing a discount to net asset value of -3.68%, the net asset value per common share of BHY was $7.71 and the market price per common share was $7.82, representing a premium to net asset value of 1.43%, the net asset value per common share of COY was $7.88 and the market price per common share was $7.71, representing a discount to net asset value of -2.16%, the net asset value per common share of CYE was $8.01 and the market price per common share was $7.65, representing a discount to net asset value of -4.49%, the net asset value per common share of HIS was $2.33 and the market price per common share was $2.23, representing a discount to net asset value of -4.29%, and the net asset value per common share of HYV was $13.40 and the market price per common share was $12.96, representing a discount to net asset value of -3.28%.

For the periods shown in the tables above, the common shares of each Fund have traded at both a premium and discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

	Average Annual Total Returns as of May 31, 2013
Fund	Trailing 12-month Distribution Yield based on May 31, 2013 NAV	One Year ended May 31, 2013 based on NAV	One Year ended May 31, 2013 based on Market Price	Since Inception ended May 31, 2013 based on NAV	Since Inception ended May 31, 2013 based on Market Price	Inception Date
BHY	6.93%	18.50%	16.51%	5.46%	5.56%	12/23/98
COY	7.77%	20.59%	12.89%	8.39%	7.97%	06/25/93
CYE	7.87%	21.56%	10.85%	7.31%	6.99%	01/30/98
HIS	7.83%	16.36%	7.90%	1.80%	1.30%	08/10/88
HYV	8.06%	21.71%	14.76%	11.37%	10.61%	11/30/01
HYT	8.05%	21.17%	12.97%	10.35%	9.44%	05/30/03

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policy of the Acquiring Fund will be the dividend and distribution policy for the Combined Fund. The dividend and distribution policies of the Target Funds are substantially the same as those of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to holders of the Acquiring Fund’s common shares. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its stockholders on a pro rata basis in the year for which such capital gains and other income are realized.

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund’s earnings and profits (as determined for U.S. federal income tax purposes), if any, for the relevant fiscal year and its previously undistributed earnings and profits from prior years, if any. In such situations, the amount by which the Acquiring Fund’s total distributions exceed its earnings and profits generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, its level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof and the movement of interest rates for debt securities. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the Target Funds or the Acquiring Fund if the Reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. Undistributed earnings will increase the Acquiring Fund’s net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund’s net asset value. Holders of the Acquiring Fund’s common shares will automatically have all dividends and distributions reinvested in common shares issued by the Acquiring Fund or common shares of the Acquiring Fund purchased in the open market in accordance with the Acquiring Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund’s common shares may be reinvested automatically in the Acquiring Fund’s common shares, see “Automatic Dividend Reinvestment Plan” as follows.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”), all dividends or other distributions (together, a “dividend”) declared for your common shares of the Acquiring Fund will be automatically reinvested by the Reinvestment Plan Agent, as agent for shareholders in administering the Acquiring Fund’s dividend reinvestment plan (the “Reinvestment Plan”), in additional common shares of the Acquiring Fund. Shareholders who elect not to participate in the Reinvestment Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by Computershare Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting Computershare Trust Company, N.A., as Reinvestment Plan Agent, at the address provided on the following page. Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend.

Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Acquiring Fund for you. If you wish for all dividends declared on your common shares of the Acquiring Fund to be automatically reinvested pursuant to the Reinvestment Plan, please contact your broker.

The Reinvestment Plan Agent will open an account for each common shareholder under the Reinvestment Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Acquiring Fund declares a dividend payable in cash, non-participants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive the equivalent in common shares. The common shares will be acquired by the Reinvestment Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Acquiring Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the dividend payment date. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the dividend payment date, the Reinvestment Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the dividend payment date, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Acquiring Fund will pay monthly income dividends. If, before the Reinvestment Plan Agent has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per common share purchase price paid by the Reinvestment Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Reinvestment Plan provides that if the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent may cease making open-market purchases and may invest any uninvested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

The Reinvestment Plan Agent maintains all shareholders’ accounts in the Reinvestment Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Reinvestment Plan participant will be held by the Reinvestment Plan Agent on behalf of the Reinvestment Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Reinvestment Plan. The Reinvestment Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Reinvestment Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Reinvestment Plan Agent will administer the Reinvestment Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Reinvestment Plan.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Acquiring Fund; however, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants with regard to purchases in the Reinvestment Plan; however, the Acquiring

Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Notice of amendments to the Reinvestment Plan will be sent to participants.

All correspondence concerning the Reinvestment Plan, including any questions about the Reinvestment Plan, should be directed to the Reinvestment Plan Agent at Computershare Trust Company, N.A., through the internet at www.computershare.com/blackrock, by calling 1-800-699-1236 or in writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.

All overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, Massachusetts 02021.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s charter or declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each of BHY and HIS is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each of BHY and HIS. The Board of each of COY, CYE, HYV and HYT are not classified. With respect to each Fund, a director may be removed from office with or without cause by vote of the holders of 66 2/3% of the votes entitled to be voted on the matter.

The charters of COY, CYE, HYV and HYT require the favorable vote of the holders of 66 2/3% of the outstanding shares of capital stock of each Fund entitled to be voted on the matter, unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of the holders of a majority of all of the outstanding shares entitled to vote on the matter is required to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Fund with any other corporation or entity,

•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

•	a liquidation or dissolution of the Fund.

In respect of the foregoing matters, the agreement and declaration of trust of BHY require the affirmative vote of a majority of the outstanding shares entitled to vote on the matters, and the declaration of trust of HIS requires the favorable vote of a 1940 Act Majority, to approve, adopt or authorize the foregoing matters.

Subtitle 8 of Title 3 of the Maryland General Corporate Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws, the Board of each of COY, CYE, HYV and HYT elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above, which are, in the case of BHY, COY, CYE, HYV and HYT, greater than the minimum requirements under the 1940 Act or, in certain circumstances with respect to COY, CYE, HYV and HYT, greater than the minimum requirements under Maryland law, are in the best interests of shareholders generally. Reference should be made to the charter or the declaration of trust, as applicable, of each Fund on file with the SEC for the full text of these provisions.

GOVERNING LAW

BHY is organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. BHY was organized on August 10, 1998 and commenced operations on December 23, 1998.

HIS is organized as a Massachusetts business trust pursuant to its Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. HIS was organized on October 27, 1987 and commenced operations on August 10, 1988.

Each of COY, CYE, HYV and HYT is incorporated as a Maryland corporation pursuant to its Articles of Incorporation governed by the laws of the State of Maryland. COY was incorporated on April 15, 1993 and commenced operations on June 25, 1993. CYE was incorporated on October 31, 1997 and commenced operations on January 30, 1998. HYV was incorporated on October 2, 2001 and commenced operations on November 30, 2001. HYT was incorporated on March 13, 2003 and commenced operations on May 30, 2003.

In general, a Delaware statutory trust and a Massachusetts business trust provide greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. BHY’s and HIS’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability. Massachusetts business trust laws (“MA Statute”) do not provide explicitly that the shareholders and trustees of a Massachusetts business trust are not liable for obligations of the trust to the same extent as under corporate law, and shareholders and trustees of a Massachusetts business trust could potentially be liable for trust obligations. Even if the governing document of a Massachusetts business trust contains an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. As noted above, a Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act and Massachusetts business trust law allows the parties to define their business relationships. The Delaware Statutory Trust Act provide rules only in situations where the parties have failed to agree and the Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. Both the MA Statute and the DE Statute permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. The DE Statute also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a Fund with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote.

Other differences between Maryland and Delaware law relate to the authorized shares of a Fund. Consistent with Maryland law, COY, CYE, HYV and HYT have authorized a specific number of shares; however, the Board of HYT has the authority to amend its charter to increase the number of authorized shares without shareholder approval. BHY, consistent with Delaware law, has authorized the issuance of an unlimited number of shares. HIS has also authorized the issuance of an unlimited number of shares.

The foregoing is only a summary of certain differences between COY, CYE, HYV and HYT under Maryland law, HIS under Massachusetts law and BHY under Delaware law. It is not intended to be a complete list of differences and shareholders should refer to the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page iii of this Joint Proxy Statement/Prospectus.

CONVERSION TO OPEN-END FUND

To convert any Fund to an open-end investment company, each Fund’s charter or declaration of trust, as applicable, requires the affirmative vote of the holders of at least 66 2/3% of such Fund’s respective outstanding shares entitled to be voted on the matter (or a majority of such shares if the amendment was previously approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the bylaws).

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at net asset value plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of the Fund’s investment objectives and policies. Therefore, shareholders should assume that it is not likely that its Board would vote to convert its Fund to an open-end fund.

VOTING RIGHTS

Voting rights are identical for the shareholders of each Fund. The shareholders of each Fund are entitled to one vote for each share held by them. The shareholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of directors can elect all of the directors standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any directors.

APPRAISAL RIGHTS

Shareholders of BHY do not have appraisal rights for their common shares because BHY is organized as Delaware statutory trust and its governing documents do not provide for appraisal rights. Shareholders of HIS do not have appraisal rights for their common shares because HIS is organized as Massachusetts business trust and its governing documents do not provide for appraisal rights. Shareholders of COY, CYE, HYV and HYT do not have appraisal rights because under Maryland law, shareholders of an investment company whose shares are traded publicly on a national securities exchange are not entitled to demand the fair value of their shares in connection with a reorganization.

FINANCIAL HIGHLIGHTS

Blackrock High Yield Trust (“BHY”)

The Financial Highlights table is intended to help you understand BHY’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in BHY (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 28, 2013 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BHY’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2012 and the Report of the Independent Registered Public Accounting Firm thereon appear in BHY’s Annual Report for the fiscal year ended August 31, 2012, which is available upon request.

BlackRock High Yield Trust (BHY)	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31,				For the Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2012	2011	2010	2009		2007	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$7.29	$6.79	$6.69	$5.78	$6.84	$7.91	$7.85	$7.48	$7.95	$6.96	$6.13	$7.20

Net investment income	0.27 [1]	0.53 [1]	0.51 [1]	0.51 [1]	0.51 [1]	0.50 [1]	0.63	0.66	0.68	0.92	1.06	1.20

Net realized and unrealized gain (loss)	0.32	0.50	0.11	0.92	(1.00)	(1.06)	0.04	0.36	(0.36)	1.02	0.89	(0.98)

Net increase (decrease) from investment operations	0.59	1.03	0.62	1.43	(0.49)	(0.56)	0.67	1.02	0.32	1.94	1.95	0.22

Dividends and distributions from:
Net investment income	(0.27)	(0.53)[2]	(0.51)[2]	(0.50)[2]	(0.55)[2]	(0.51)[2]	(0.61)[2]	(0.65)[2]	(0.79)[2]	(0.92)[2]	(1.07)[2]	(1.20)[2]
Net realized gain	—	—	(0.01)[2]	(0.02)[2]	(0.02)[2]	—	—	—	—	(0.03)[2]	(0.05)[2]	(0.09)[2]

Total dividends and distributions	(0.27)	(0.53)	(0.52)	(0.52)	(0.57)	(0.51)	(0.61)	(0.65)	(0.79)	(0.95)	(1.12)	(1.29)

Net asset value, end of period	$7.61	$7.29	$6.79	$6.69	$5.78	$6.84	$7.91	$7.85	$7.48	$7.95	$6.96	$6.13

Market price, end of period	$8.08	$8.04	$6.60	$6.44	$5.84	$5.96	$6.92	$7.77	$7.36	$9.30	$10.25	$8.68
Total Investment Return[3]
Based on net asset value	8.14%[4]	15.70%	9.66%	25.70%	(5.30)%	(6.47)%[4]	9.03%	14.25%	2.85%	26.24%	27.75%	2.78%

Based on market price	4.11%[4]	31.27%	10.73%	19.76%	9.81%	(6.85)%[4]	(3.63)%	14.93%	(13.49)%	0.28%	32.87%	7.97%

Ratios to Average Net Assets
Total expenses	2.19%[5]	2.01%	2.04%	2.10%	2.61%	2.61%[5]	4.16%	4.50%	3.52%	2.69%	3.07%	3.45%

Total expenses after fees waived and paid indirectly	2.19%[5]	2.01%	2.04%	2.10%	2.61%	2.61%[5]	4.14%	4.49%	3.51%	2.68%	3.07%	2.20%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.84%[5,6]	1.79%[6]	1.85%	1.91%	2.16%	1.77%[5]	2.10%	2.19%	2.10%	1.96%	2.22%	2.20%

Net investment income	7.32%[5]	7.59%	7.18%	7.89%	10.22%	8.34%[5]	7.84%	8.74%	8.71%	12.16%	16.37%	16.29%

BlackRock High Yield Trust (BHY)	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31,				For the Period November 1, 2007 to August 31, 2008	Year Ended October 31,
		2012	2011	2010	2009		2007	2006	2005	2004	2003	2002
Supplemental Data
Net assets, end of period (000)	$48,935	$46,876	$43,644	$42,980	$37,137	$43,897	$50,782	$50,385	$47,924	$50,914	$44,438	$38,953

Borrowings outstanding, end of period (000)	$18,000	$19,000	$6,000	$8,000	$4,000	$6,250	$9,250	$20,250	$20,750	$19,250	$19,250	$19,250

Average borrowings outstanding, during the period (000)	$17,657	$10,615	$7,427	$6,427	$5,223	$7,443	$17,710	$20,621	$20,425	$19,250	$19,250	$19,250

Portfolio turnover	40%	59%	81%	80%	54%	34%	69%	85%	102%	156%	30%	147%

Asset coverage, end of period per $1,000	$3,719	$3,467	$8,274	$6,373	$10,284	$8,023	$6,490	$3,488	$3,310	$3,645	$3,308	$3,024

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.
[5]	Annualized.
[6]

For the six months ended February 28, 2013 and the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs were 1.80% and 1.69%, respectively.

Blackrock Corporate High Yield Fund, Inc. (“COY”)

The Financial Highlights table is intended to help you understand COY’s financial performance for the periods shown. Certain information reflects the financial results for a single COY common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in COY (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Deloitte & Touche LLP, COY’s independent registered public accounting firm. Financial statements for the fiscal year ended February 28, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in COY’s Annual Report for the fiscal year ended February 28, 2013, which is available upon request.

BlackRock Corporate High Yield Fund, Inc. (COY)	Year Ended February 28, 2013[1]	Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009	Year Ended May 31,

			2011	2010		2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$7.29	$7.42	$6.64	$4.19	$7.74	$9.07	$8.52	$8.53	$8.48	$8.01	$7.85

Net investment income[2]	0.63	0.62	0.65	0.65	0.50	0.75	0.73	0.74	0.87	0.91	0.93

Net realized and unrealized gain (loss)	0.45	(0.14)	0.74	2.53	(3.50)	(1.32)	0.49	0.02	0.07	0.56	0.16

Net increase (decrease) from investment operations	1.08	0.48	1.39	3.18	(3.00)	(0.57)	1.22	0.76	0.94	1.47	1.09

Dividends from net investment income[3]	(0.61)	(0.61)	(0.61)	(0.73)	(0.55)	(0.76)	(0.67)	(0.77)	(0.89)	(1.00)	(0.93)

Net asset value, end of period	$7.76	$7.29	$7.42	$6.64	$4.19	$7.74	$9.07	$8.52	$8.53	$8.48	$8.01

Market price, end of period	$8.04	$7.76	$7.03	$6.88	$3.91	$7.28	$8.47	$7.42	$8.46	$8.23	$8.64
Total Investment Return[4]
Based on net asset value	15.53%	7.15%	22.11%	79.91%	(38.98)%[5]	(5.49)%	15.60%	9.75%	11.31%	18.65%	16.17%

Based on market price	12.44%	20.39%	11.66%	99.76%	(39.46)%[5]	(4.81)%	23.96%	(3.63)%	13.75%	6.75%	17.66%

Ratios to Average Net Assets
Total expenses	1.25%	1.15%	1.18%	1.18%	2.29%[6]	2.33%	3.25%	2.39%	1.69%	1.39%	1.56%

Total expenses after fees waived and paid indirectly	1.25%	1.15%	1.18%	1.18%	2.29%[6]	2.33%	3.25%	2.39%	1.69%	1.39%	1.01%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.92%[7]	0.90%	0.89%	0.92%	1.17%[6]	0.83%	0.91%	0.90%	0.87%	0.91%	0.92%

Net investment income	8.48%	8.67%	9.28%	11.36%	11.45%[6]	9.15%	8.36%	8.55%	9.85%	10.72%	13.32%

BlackRock Corporate High Yield Fund, Inc. (COY)	Year Ended February 28, 2013[1]	Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009	Year Ended May 31,

			2011	2010		2008	2007	2006	2005	2004	2003
Supplemental Data
Net assets, end of period (000)	$271,617	$254,176	$257,909	$230,593	$144,800	$267,698	$313,821	$294,759	$294,218	$291,654	$272,645

Borrowings outstanding, end of period (000)	$98,000	$67,000	$63,000	$72,000	$38,700	$64,700	$126,200	$127,700	$100,600	$100,400	$95,900

Average borrowings outstanding, during the period (000)	$91,655	$63,281	$55,304	$42,184	$59,553	$81,598	$125,974	$101,539	$104,938	$101,764	$54,606

Portfolio turnover	74%	71%	83%	85%	37%	38%	62%	57%	57%	83%	79%

Asset coverage, end of period per $1,000	$3,772	$4,794	$5,094	$4,203	$4,742	$5,138	$3,487	$3,308	$3,925	$3,905	$3,843

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.
[6]	Annualized.
[7]	For the year ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 0.86%.

Blackrock Corporate High Yield Fund III, Inc. (“CYE”)

The Financial Highlights table is intended to help you understand CYE’s financial performance for the periods shown. Certain information reflects the financial results for a CYE common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in CYE (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the periods shown has been audited by Deloitte & Touche LLP, CYE’s independent registered public accounting firm. Financial statements for the fiscal year ended February 28, 2013 and the Report of the Independent Registered Public Accounting Firm thereon appear in CYE’s Annual Report for the fiscal year ended February 28, 2013, which is available upon request.

BlackRock Corporate High Yield Fund III, Inc. (CYE)	Year Ended February 28, 2013[1]		Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009	Year Ended May 31,

				2011	2010		2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$7.41		$7.56	$6.69	$4.05	$7.62	$8.99	$8.46	$8.46	$8.43	$7.86	$7.68

Net investment income[2]	0.64		0.63	0.65	0.64	0.50	0.73	0.71	0.72	0.85	0.88	0.92

Net realized and unrealized gain (loss)	0.50		(0.15)	0.83	2.68	(3.51)	(1.33)	0.49	0.02	0.07	0.58	0.17

Net increase (decrease) from investment operations	1.14		0.48	1.48	3.32	(3.01)	(0.60)	1.20	0.74	0.92	1.46	1.09

Dividends from net investment income[3]	(0.67)		(0.63)	(0.61)	(0.68)	(0.56)	(0.77)	(0.67)	(0.74)	(0.89)	(0.89)	(0.91)

Capital charges with respect to the issuance of Common shares	—		—	—	—	—	—	—	—	—	— [4]	—

Net asset value, end of period	$7.88		$7.41	$7.56	$6.69	$4.05	$7.62	$8.99	$8.46	$8.46	$8.43	$7.86

Market price, end of period	$7.89		$7.75	$7.14	$6.67	$3.57	$7.03	$8.53	$7.36	$8.38	$7.97	$8.36
Total Investment Return[5]
Based on net asset value	16.16%		7.11%	23.50%	86.65%	(39.69)%[6]	(5.69)%	15.51%	9.78%	11.24%	19.33%	16.46%

Based on market price	11.20%		18.62%	16.99%	111.12%	(42.38)%[6]	(8.30)%	25.98%	(3.59)%	16.55%	6.07%	15.73%

Ratios to Average Net Assets
Total expenses	1.42%		1.38%	1.37%	1.34%	2.45%[7]	2.47%	3.38%	2.49%	1.81%	1.51%	1.59%

Total expenses after fees waived and paid indirectly	1.42%		1.38%	1.37%	1.33%	2.45%[7]	2.47%	3.38%	2.49%	1.81%	1.51%	1.59%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.06	%8	1.08%	1.03%	1.04%	1.29%[7]	0.96%	1.04%	1.01%	0.99%	1.01%	1.04%

Net investment income	8.54%		8.76%	9.15%	11.35%	11.80%	9.01%	8.25%	8.45%	9.71%	10.48%	13.35%

BlackRock Corporate High Yield Fund III, Inc. (CYE)	Year Ended February 28, 2013[1]	Year Ended February 29, 2012[1]	Year Ended February 28,		Period June 1, 2008 to February 28, 2009	Year Ended May 31,

			2011	2010		2008	2007	2006	2005	2004	2003
Supplemental Data
Net assets, end of period (000)	$296,008	$277,187	$282,259	$249,721	$151,261	$284,361	$335,479	$315,699	$315,626	$313,583	$289,820

Borrowings outstanding, end of period (000)	$117,000	$86,000	$91,000	$76,000	$44,200	$71,700	$129,700	$141,000	$107,800	$109,600	$98,800

Average borrowings outstanding, during the period (000)	$109,436	$83,997	$69,937	$49,196	$65,500	$88,466	$134,704	$109,144	$112,501	$112,297	$75,558

Portfolio turnover	74%	70%	89%	89%	37%	38%	62%	56%	55%	83%	77%

Asset coverage, end of period per $1,000	$3,530	$4,223	$4,102	$4,286	$4,422	$4,966	$3,587	$3,239	$3,928	$3,861	$3,933

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Amount is less than $0.01 per share.
[5]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.
[8]	For the year ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.00%.

BlackRock High Income Shares (“HIS”)

The Financial Highlights table is intended to help you understand HIS’s financial performance for the periods shown. Certain information reflects the financial results for a single HIS common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in HIS (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 28, 2013 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, HIS’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2012 and the Report of the Independent Registered Public Accounting Firm thereon appear in HIS’s Annual Report for the fiscal year ended August 31, 2012, which is available upon request.

BlackRock High Income Shares (HIS)	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31,				For the Period January 1, 2008 to August 31, 2008	Year Ended December 31,
		2012	2011	2010	2009		2007	2006	2005	2004[1]	2003[1]	2002[1]
Per Share Operating Performance
Net asset value, beginning of period	$2.26	$2.18	$2.19	$1.85	$2.23	$2.47	$2.68	$2.61	$2.87	$2.86	$2.42	$3.05

Net investment income	0.09 [2]	0.20 [2]	0.20 [2]	0.20 [2]	0.19 [2]	0.15 [2]	0.24	0.22	0.24	0.28 [3]	0.32 [3]	0.36 [3]

Net realized and unrealized gain (loss)	0.06	0.08	—	0.31	(0.36)	(0.26)	(0.21)	0.08	(0.23)	0.03	0.40	(0.62)

Net increase (decrease) from investment operations	0.15	0.28	0.20	0.51	(0.17)	(0.11)	0.03	0.30	0.01	0.31	0.72	(0.26)

Dividends and distributions from:
Net invest ment income	(0.10)	(0.20)[4]	(0.21)[4]	(0.17)[4]	(0.21)[4]	(0.13)[4]	(0.24)[4]	(0.23)[4]	(0.27)[4]	(0.30)[4]	(0.28)[4]	(0.29)[4]
Distributions from capital	—	—	—	—	—	—	—	—	—	—	—	(0.08)[4]

Total dividends and distributions	(0.10)	(0.20)	(0.21)	(0.17)	(0.21)	(0.13)	(0.24)	(0.23)	(0.27)	(0.30)	(0.28)	(0.37)

Net asset value, end of period	$2.31	$2.26	$2.18	$2.19	$1.85	$2.23	$2.47	$2.68	$2.61	$2.87	$2.86	$2.42

Market price, end of period	$2.42	$2.40	$2.10	$2.09	$1.68	$1.88	$2.14	$2.55	$2.33	$2.90	$2.87	$2.32
Total Investment Return[5]
Based on net asset value	6.92%[6]	13.91%	9.56%	28.95%	(3.01)%	(4.00)%[6]	1.58%	12.32%	0.43%	11.46%	31.10%	9.49%

Based on market price	5.48%[6]	25.58%	10.59%	35.52%	4.47%	(6.59)%[6]	(7.51)%	19.70%	(11.28)%	12.24%	37.23%	(21.23)%

BlackRock High Income Shares (HIS)	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31,				For the Period January 1, 2008 to August 31, 2008	Year Ended December 31,
		2012	2011	2010	2009		2007	2006	2005	2004[1]	2003[1]	2002[1]
Ratios to Average Net Assets
Total expenses	1.58%[7]	1.54%	1.49%	1.49%	2.01%	1.98%[7]	3.56%	3.78%	3.04%	2.23%	2.21%	2.53%

Total expenses after fees waived and paid indirectly	1.58%[7]	1.54%	1.49%	1.49%	2.01%	1.98%[7]	3.55%	3.77%	3.04%	2.23%	2.21%	2.53%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.28%[7,8]	1.29%[8]	1.25%	1.27%	1.41%	1.05%[7]	1.27%	1.34%	1.37%	1.39%	1.46%	1.49%

Net invest ment income	7.97%[7]	9.19%	8.66%	9.34%	12.06%	9.52%[7]	8.89%	8.42%	8.82%	9.70%	11.99%	13.29%

Supplemental Data
Net assets, end of period (000)	$126,879	$123,745	$118,809	$119,642	$100,921	$121,808	$135,098	$146,538	$142,457	$155,298	$154,298	$129,538

Borrowings outstanding, end of period (000)	$44,000	$42,000	$29,000	$25,000	$18,000	$27,000	$46,000	$62,000	$66,000	$69,000	$68,000	$51,000

Average borrow ings outstand ing, during the period (000)	$38,862	$30,746	$26,729	$21,027	$21,220	$27,069	$55,868	$62,838	$65,992	$64,081	$60,604	$3,540

Portfolio turnover	41%	63%	90%	85%	55%	25%	69%	83%	115%	56%	93%	134%

Asset coverage, end of period per $1,000	$3,884	$3,946	$5,097	$5,786	$6,607	$5,512	$3,937	$3,364	$3,158	$3,251	$3,269	$68,577

[1]	Audited by other Independent Registered Public Accounting Firm.
[2]	Based on average shares outstanding.
[3]

Net investment income per share has been recalculated in accordance with Securities and Exchange Commission requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.
[8]

For the six months ended February 28, 2013 and the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs were 1.22% and 1.19%, respectively.

BlackRock Corporate High Yield Fund V, Inc. (“HYV”)

The Financial Highlights table is intended to help you understand HYV’s financial performance for the periods shown. Certain information reflects the financial results for a single HYV common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in HYV (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 28, 2013 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, HYV’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2012 and the Report of the Independent Registered Public Accounting Firm thereon appear in HYV’s Annual Report for the fiscal year ended August 31, 2012, which is available upon request.

BlackRock Corporate High Yield Fund V, Inc. (HYV)	Six Months Ended February 28, 2013[1] (Unaudited)	Year Ended August 31,
		2012[1]	2011	2010	2009	2008	2007	2006	2005	2004	2003
Per Share Operating Performance
Net asset value, beginning of period	$12.63	$11.71	$11.61	$9.71	$11.94	$13.83	$14.10	$15.19	$16.15	$14.90	$12.54

Net investment income	0.54 [2]	1.08 [2]	1.09 [2]	1.06 [2]	1.07 [2]	1.18 [2]	1.20 [2]	1.22 [2]	1.47 [2]	1.67 [2]	1.68

Net realized and unrealized gain (loss)	0.65	0.91	0.07	1.86	(2.10)	(1.85)	(0.33)	(0.50)	0.19	1.27	2.37

Net increase (decrease) from investment operations	1.19	1.99	1.16	2.92	(1.03)	(0.67)	0.87	0.72	1.66	2.94	4.05

Dividends and distributions from:
Net investment income	(0.64)	(1.07)[3]	(1.06)[3]	(1.02)[3]	(1.20)[3]	(1.17)[3]	(1.14)[3]	(1.25)[3]	(1.64)[3]	(1.63)[3]	(1.69)[3]
Net realized gain	—	—	—	—	—	(0.05)[3]	—	(0.56)[3]	(0.98)[3]	(0.06)[3]	—

Total dividends and distributions	(0.64)	(1.07)	(1.06)	(1.02)	(1.20)	(1.22)	(1.14)	(1.81)	(2.62)	(1.69)	(1.69)

Capital charges with respect to the issuance of Common shares	—	—	—	—	—	—	—	—	—	—	— [4]

Net asset value, end of period	$13.18	$12.63	$11.71	$11.61	$9.71	$11.94	$13.83	$14.10	$15.19	$16.15	$14.90

Market price, end of period	$13.09	$13.51	$11.55	$11.40	$9.32	$10.15	$12.24	$12.81	$15.04	$15.44	$14.47
Total Investment Return[5]
Based on net asset value	9.62%[6]	17.92%	10.29%	31.40%	(3.83)%	(3.99)%	6.76%	6.37%	11.03%	20.92%[7]	34.62%

Based on market price	1.78%[6]	27.88%	10.79%	34.42%	8.59%	(7.78)%	4.00%	(2.40)%	14.99%	19.04%	31.16%

Ratios to Average Net Assets
Total expenses	1.41%[8]	1.42%	1.34%	1.26%	1.84%	2.11%	3.20%	2.87%	1.99%	1.46%	1.52%

Total expenses after fees waived and paid indirectly	1.41%[8]	1.42%	1.34%	1.26%	1.84%	2.11%	3.20%	2.87%	1.99%	1.46%	1.52%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.03%[8,9]	1.08%[10]	1.02%	0.99%	1.16%	0.97%	0.99%	0.98%	0.97%	0.97%	1.05%

Net investment income	8.35%[8]	8.96%	8.82%	9.52%	13.00%	9.16%	8.23%	8.49%	9.38%	10.52%	12.22%

BlackRock Corporate High Yield Fund V, Inc. (HYV)	Six Months Ended February 28, 2013[1] (Unaudited)	Year Ended August 31,
		2012[1]	2011	2010	2009	2008	2007	2006	2005	2004	2003
Supplemental Data
Net assets, end of period (000)	$435,228	$416,701	$385,687	$382,603	$320,045	$393,389	$455,710	$464,453	$500,303	$528,498	$487,545

Borrowings outstanding, end of period (000)	$174,000	$175,000	$129,000	$92,000	$54,000	$94,700	$127,700	$200,100	$188,500	$199,700	$170,700

Average borrowings outstanding, during the period (000)	$173,282	$140,036	$119,652	$79,427	$65,403	$106,140	$188,373	$183,484	$184,650	$180,502	$93,361

Portfolio turnover	40%	61%	87%	90%	65%	46%	51%	64%	48%	82%	84%

Asset coverage, end of period per $1,000	$3,501	$3,381	$3,990	$5,159	$6,927	$5,154	$4,569	$3,321	$3,654	$3,646	$3,856

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Amount is less than $0.01 per share.
[5]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]

The previous investment advisor reimbursed the Fund for the difference in value of unregistered securities sold by the Fund and the same security of the issuer that had been registered for resale, which had no impact on the total investment return.

[8]	Annualized.
[9]	For the six months ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 0.98%.
[10]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 0.99%.

BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

The Financial Highlights table is intended to help you understand HYT’s financial performance for the periods shown. Certain information reflects the financial results for a single HYT common share. The total returns in the table represent the rate an investor would have earned or lost on an investment in HYT (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended February 28, 2013 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, HYT’s independent registered public accounting firm. Financial statements for the fiscal year ended August 31, 2012 and the Report of the Independent Registered Public Accounting Firm thereon appear in HYT’s Annual Report for the fiscal year ended August 31, 2012, which is available upon request.

BlackRock Corporate High Yield Fund VI, Inc. (HYT)	Six Months Ended February 28, 2013[1] (Unaudited)	Year Ended August 31,									For the Period May 30, 2003[2] to August 31, 2003
		2012[1]	2011	2010	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$12.32	$11.49	$11.38	$9.68	$11.89	$13.81	$14.12	$15.08	$15.71	$14.39	$14.33

Net investment income	0.51 [3]	1.04 [3]	1.06 [3]	1.05 [3]	1.05 [3]	1.16 [3]	1.18 [3]	1.16 [3]	1.37 [3]	1.50	0.30

Net realized and unrealized gain (loss)	0.62	0.83	0.05	1.67	(2.07)	(1.87)	(0.39)	(0.49)	0.19	1.27	(0.03)

Net increase (decrease) from investment operations	1.13	1.87	1.11	2.72	(1.02)	(0.71)	0.79	0.67	1.56	2.77	0.27

Dividends and distributions from:
Net investment income	(0.60)	(1.04)[4]	(1.00)[4]	(1.02)[4]	(1.19)[4]	(1.21)[4]	(1.10)[4]	(1.17)[4]	(1.49)[4]	(1.43)[4]	(0.20)[4]
Net realized gain	—	—	—	—	—	—	—	(0.46)[4]	(0.70)[4]	(0.02)[4]	—

Total dividends and distributions	(0.60)	(1.04)	(1.00)	(1.02)	(1.19)	(1.21)	(1.10)	(1.63)	(2.19)	(1.45)	(0.20)

Capital charges with respect to the issuance of Common shares	—	—	—	—	—	—	—	—	—	—	(0.01)

Net asset value, end of period	$12.85	$12.32	$11.49	$11.38	$9.68	$11.89	$13.81	$14.12	$15.08	$15.71	$14.39

Market price, end of period	$12.72	$12.96	$11.21	$11.19	$9.47	$10.14	$12.15	$12.48	$14.32	$14.52	$13.61
Total Investment Return[5]
Based on net asset value	9.31%[6]	17.14%	9.95%	29.26%	(4.03)%	(4.30)%	6.29%	6.29%	11.28%	20.70%	1.91%[6]

Based on market price	2.86%[6]	26.30%	9.09%	29.92%	10.09%	(7.24)%	5.80%	(1.07)%	14.34%	17.95%	(7.92)%[6]

Ratios to Average Net Assets
Total expenses	1.54%[7]	1.51%	1.41%	1.34%	2.01%	2.24%	3.35%	2.89%	2.09%	1.57%	0.91%[7]

Total expenses after fees waived and paid indirectly	1.54%[7]	1.51%	1.41%	1.34%	2.01%	2.24%	3.35%	2.89%	2.09%	1.56%	0.52%[7]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.17%[7,8]	1.19%[9]	1.12%	1.09%	1.28%	1.10%	1.12%	1.11%	1.11%	1.09%	0.45%[7]

Net investment income	8.22%[7]	8.84%	8.80%	9.52%	12.82%	9.02%	8.03%	8.11%	8.91%	9.76%	8.22%[7]

BlackRock Corporate High Yield Fund VI, Inc. (HYT)	Six Months Ended February 28, 2013[1] (Unaudited)	Year Ended August 31,									For the Period May 30, 2003[2] to August 31, 2003
		2012[1]	2011	2010	2009	2008	2007	2006	2005	2004
Supplemental Data
Net assets, end of period (000)	$455,148	$435,955	$405,697	$401,760	$341,415	$419,502	$487,251	$498,096	$532,031	$554,390	$507,588

Borrowings outstanding, end of period (000)	$178,000	$181,000	$130,000	$89,000	$58,000	$110,900	$135,900	$216,200	$185,200	$207,100	$113,300

Average borrowings outstanding, during the period (000)	$178,282	$142,342	$115,512	$76,356	$73,784	$113,996	$202,705	$184,700	$188,044	$178,605	$24,585

Portfolio turnover	41%	61%	87%	85%	60%	45%	51%	62%	48%	81%	60%

Asset coverage, end of period per $1,000	$3,557	$3,409	$4,121	$5,514	$6,886	$4,783	$4,585	$3,304	$3,873	$3,677	$5,480

[1]	Consolidated Financial Highlights.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.
[7]	Annualized.
[8]	For the six months ended February 28, 2013, the total expense ratio after fees waived and paid indirectly and excluding interest expense, borrowing costs and income tax was 1.12%.
[9]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.09%.

INFORMATION ABOUT THE REORGANIZATIONS

Under the Reorganization Agreements (a form of which is attached as Appendix A to the Statement of Additional Information), each Target Fund will merge directly with and into the Acquiring Fund or the HYT Merger Subsidiary. Each Target Fund, except HIS, will merge directly with and into the Acquiring Fund. HIS will merge with and into the HYT Merger Subsidiary for purposes of consummating a merger of a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, and the HYT Merger Subsidiary will then merge directly with and into the Acquiring Fund. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and the HYT Merger Subsidiary will merge with and into the Acquiring Fund. In each Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly-issued Acquiring Fund Shares in the form of book entry interests.

Acquiring Fund Shares will be distributed pro rata to the holders of record of each of the Target Fund’s common shares, as applicable. Such distribution of Acquiring Fund Shares to each Target Fund’s shareholders will be accomplished by opening new accounts on the books of Acquiring Fund in the names of the shareholders of the Target Funds and transferring to those shareholder accounts Acquiring Fund Shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Shares (rounded down, in the case of fractional common shares held other than in a Plan account, to the next largest number of whole common shares) due such shareholder. No fractional Acquiring Fund Shares will be issued (except for common shares held in a Plan account). In the event there are fractional common shares in an account other than a Plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional Acquiring Fund Shares and sell the resulting whole common shares on the NYSE, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common share certificates. See “Terms of the Reorganization Agreement—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by the Target Funds’ shareholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional common shares, if any).

As a result of the Reorganizations, each shareholder of a Target Fund will own Acquiring Fund Shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate net asset value (not the market value) immediately after the Closing Date equal to the aggregate net asset value (not the market value) of that shareholder’s Target Fund common shares immediately prior to the Closing Date. Since the Acquiring Fund Shares will be issued at net asset value in exchange for the common shares of each Target Fund having a value equal to the aggregate net asset value (not the market value) of those Acquiring Fund Shares, the net asset value per share of Acquiring Fund Shares should remain virtually unchanged by the Reorganizations except for its share of the applicable costs of the Reorganizations. Thus, the Reorganizations will result in no dilution of the net asset value of the Acquiring Fund Shares, other than to reflect the applicable costs of the Reorganization. However, as a result of the Reorganizations, a shareholder of any of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in any of the Target Funds. No sales charge or fee of any kind will be charged to shareholders of the Target Funds in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

Each of COY, CYE, HYV and HYT have established the following wholly-owned subsidiaries: BLK COY (Luxembourg) Investments, S.a.r.l., BLK CYE (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l. and BLK HYT (Luxembourg) Investments, S.a.r.l., respectively (the “Luxembourg Subsidiaries”). The Luxembourg Subsidiaries hold shares of private Canadian companies. In connection with the Reorganizations, the Luxembourg Subsidiary of each Target Fund that consummate its merger with the Acquiring Fund would become a wholly-owned subsidiary of the Acquiring Fund. After the Reorganizations, the Acquiring Fund may consolidate and merge all of the Luxembourg Subsidiaries that are wholly-owned subsidiaries of the Acquiring Fund into one Luxembourg Subsidiary.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreements. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Statement of Additional Information.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: the net asset value per common share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Amendments and Conditions

The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreements and approval of the Reorganizations, no amendment or modification may be made which by law requires further approval by such shareholders without such further approval. The obligations of each Fund pursuant to the applicable Reorganization Agreements are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreements by the shareholders of the respective Target Funds, approval of the Reorganizations by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

Under the Reorganization Agreements, the Board of any Fund (or the HYT Merger Subsidiary with respect to the HIS Reorganization Agreement) may cause a Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreements may be terminated, and the Reorganizations abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of the Funds and (ii) by the Board of any Fund (or the Board of the HYT Merger Subsidiary with respect to the HIS Reorganization Agreement) if any condition to that Fund’s obligations (or the HYT Merger Subsidiary’s obligations with respect to the HIS Reorganization Agreement) set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to Target Fund shareholders book entry interests for the Acquiring Fund Shares registered in the name of on the basis of each holder’s proportionate interest in the aggregate net asset value (not the market value) of Target Fund common shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new book entry interests of the Acquiring Fund Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of

Target Fund shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund shares or post adequate bond.

Please do not send in any share certificates at this time. Upon consummation of the Reorganizations, shareholders of the Target Funds will be furnished with instructions for exchanging their share certificates for book entry interests representing Acquiring Fund Shares, and if applicable, cash in lieu of fractional common shares.

From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing common shares of the Target Funds are presented to the Acquiring Fund, they will be cancelled and exchanged for book entry interests representing Acquiring Fund Shares and cash in lieu of fractional common shares, if applicable, distributable with respect to the Target Funds’ common shares in the Reorganization.

Expenses of the Reorganization

Each of BHY, HIS, and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations. The Investment Advisor will bear the costs of the Reorganizations for COY, CYE and HYV. The expenses incurred in connection with the Reorganizations, include, but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, legal and audit fees in connection with the Reorganizations, including legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, Rating Agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate. The expenses of the Reorganizations (assuming all of the Reorganizations are consummated) are estimated to be $270,000 for BHY, $350,000 for HIS, and $370,000 for HYT. The Investment Advisor will bear the costs of the Reorganizations for COY, CYE and HYV because the shareholders of these Target Funds are not expected to experience the same level of economic benefits from the Reorganizations as the shareholders of BHY, HIS and HYT. Therefore, the costs associated with the Reorganizations of COY, CYE and HYV will not be directly borne by COY, CYE and HYV. Neither the Funds nor the Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the shareholder meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the proposed Reorganizations may be more or less than the estimated costs discussed herein.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a summary of certain U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund each receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the respective Target Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Target Fund or the Acquiring Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of a Target Fund who exchanges all of its Target Fund stock solely for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of a Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s Target Fund common shares surrendered in exchange therefor.

•

A shareholder of a Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and the Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by a Target Fund

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of the Target Funds were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

Prior to the Closing Date, each Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Target Fund all of such Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and all of its net tax-exempt interest income through Closing Date. Such distribution will be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitations might be significant. Depending on which of the Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to each Target Fund that participates in a Reorganization (and to the Acquiring Fund, if it undergoes an ownership change as a result of the Reorganizations) are subject to tax loss limitation rules (as outlined above), it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of each such Fund’s capital loss carryforward as compared with what each such Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. Information with respect to the Funds’ capital loss carryforwards as of February 28, 2013 is set forth below:

Capital Loss Amount*

Expiration	COY	CYE
2/28/2017	14,106,195	12,258,925
2/28/2018	36,323,237	33,834,777

Total	50,429,432	46,093,702

Capital Loss Amount*

Expiration	HYT	HYV	HIS	BHY
8/31/2014	—	—	7,043,976	1,250,639
8/31/2015	—	—	—	2,467,772
8/31/2016	—	—	10,829,322	2,039,760
8/31/2017	23,221,595	14,918,762	3,140,056	916,541
8/31/2018	54,927,764	45,786,653	15,169,557	5,191,260
8/31/2019	—	—	—	737,843
No Expiration	—	—	778,769	—

Total	78,149,359	60,705,415	36,961,680	12,603,815

*	The Funds anticipate that approximately $40 million of capital loss carryforwards will be lost/forfeited as a result of the tax loss limitation rules described above. No assurances can be given, however, that this estimate will be correct and the actual amount of forfeited capital loss carryforwards could be higher or lower than such estimate, depending on the circumstances. The Funds believe that the potential loss of capital loss carryforwards as a result of the Reorganizations is not a material factor in evaluating the Reorganizations in light of several factors, including (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Funds’ investment policy of investing primarily in debt securities and instruments.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Funds and shareholders of the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur, and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2: THE REORGANIZATIONS OF THE ACQUIRING FUND

Pursuant to the Reorganization Agreements, which are described more fully under “Proposal 1: The Reorganizations of the Target Funds” above, each Target Fund will either merge with and into the Acquiring Fund or a new direct, wholly-owned subsidiary of the Acquiring Fund, and the Acquiring Fund will issue additional Acquiring Fund Shares in connection with such Reorganization and list them for trading on the NYSE. The Acquiring Fund will issue to the Target Funds’ common shareholders book entry interests for the Acquiring Fund Shares registered in the name of such shareholder. Each Target Fund will then terminate its registration under the 1940 Act. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit the Acquiring Fund shareholders.

The aggregate net asset value (not the market value) of Acquiring Fund Shares issued in each Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund’s common shares held immediately prior to the Reorganization, less the applicable costs of the Reorganization (although shareholders may receive cash for their fractional common shares). The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Shares, other than to reflect the costs of each Reorganization, as applicable. No gain or loss for U.S. federal income tax purposes will be recognized by the Acquiring Fund or its shareholders in connection with any Reorganization. The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The Acquiring Fund pays the Investment Advisor a monthly management fee at an annual rate of 0.70% based on an aggregate of (i) the Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s net asset value. If any of the Reorganizations are approved and consummated, the Combined Fund will pay the Investment Advisor a monthly management fee at an annual rate of 0.60% based on an aggregate of (i) the Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

For the fiscal year ended August 31, 2012, the Acquiring Fund’s Total Expense Ratio was 1.51%. For the 12-month period ended February 28, 2013, the Total Expense Ratio of the Acquiring Fund was 1.52%. The Acquiring Fund estimates that the completion of all of the Reorganizations would result in a Total Expense Ratio for the Combined Fund of 1.34% on a historical and pro forma basis for the 12-month period ended February 28, 2013, representing a reduction in the Total Expense Ratio for the shareholders of the Acquiring Fund of 0.18%.

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund approve the Reorganizations, including the Issuances, at the Special Meeting to be held on October 11, 2013 at 9:00 a.m. (Eastern time).

Shareholder approval of each of HYT’s proposed Reorganizations with each of BHY, COY, CYE, HIS and HYV requires the affirmative vote of the holders of a majority of the outstanding common shares of HYT. Subject to the requisite approval of the shareholders of each Fund with regard to its Reorganization, it is expected that the Closing Date will be sometime during the fourth quarter of 2013, but it may be at a different time as described herein. For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganizations involves risks. For additional information, see “Risk Factors and Special Considerations.”

The Acquiring Fund Board recommends that shareholders of the Acquiring Fund vote “FOR” each of HYT’s proposed Reorganizations with each of BHY, COY, CYE, HIS and HYV, including the Issuances.

VOTING INFORMATION AND REQUIREMENTS

General

A list of the Funds’ shareholders of record as of the Record Date will be available at the shareholder meeting.

Record Date

The Funds’ have fixed the close of business on August 14, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

As of the Record Date, the Funds had the following number of common shares outstanding:

Title of Class	BHY	COY	CYE	HIS	HYT	HYV
Common Shares	6,431,296	35,027,459	37,552,995	54,848,390	35,418,240	33,015,111

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For COY, CYE, HYV and HYT, the holders of at least one-third of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. For BHY and HIS, the holders of a majority of the shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

With respect to each proposal, abstentions and broker non-votes will have the same effect as votes “AGAINST” such proposal.

As used herein, a “1940 Act Majority” means the affirmative vote of either (i) 66 2/3% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Voting Requirement for Proposal 1: The Reorganizations of the Target Funds

Target Funds	Proposals	Required Approval of Target Fund Shareholders
BHY	Proposal 1(A): The shareholders of BHY are being asked to approve the Agreement and Plan of Reorganization between BHY and HYT and the termination of BHY’s registration under the 1940 Act.	A majority of the outstanding shares entitled to vote.

COY	Proposal 1(B): The shareholders of COY are being asked to approve the Agreement and Plan of Reorganization between COY and HYT and the termination of COY’s registration under the 1940 Act.	A majority of the outstanding shares entitled to vote.

CYE	Proposal 1(C): The shareholders of CYE are being asked to approve the Agreement and Plan of Reorganization between CYE and HYT and the termination of CYE’s registration under the 1940 Act.	A majority of the outstanding shares entitled to vote.

Target Funds	Proposals	Required Approval of Target Fund Shareholders
HIS	Proposal 1(D): The shareholders of HIS are being asked to approve the Agreement and Plan of Reorganization among HIS, the HYT Merger Subsidiary and HYT and the termination of HIS’s registration under the 1940 Act.	A 1940 Act Majority

HYV	Proposal 1(E): The shareholders of HYV are being asked to approve the Agreement and Plan of Reorganization between HYV and HYT and the termination of HYV’s registration under the 1940 Act.	A majority of the outstanding shares entitled to vote.

Voting Requirement for Proposal 2: The Reorganizations of the Acquiring Fund

Target Funds	Proposals	Required Approval of Acquiring Fund Shareholders
BHY	Proposal 2(A): The shareholders of HYT are being asked to approve the Agreement and Plan of Reorganization between BHY and HYT, including the issuance of additional common shares of HYT in connection therewith.	A majority of the outstanding shares entitled to vote.

COY	Proposal 2(B): The shareholders of HYT are being asked to approve the Agreement and Plan of Reorganization between COY and HYT, including the issuance of additional common shares of HYT in connection therewith.	A majority of the outstanding shares entitled to vote.

CYE	Proposal 2(C): The shareholders of HYT are being asked to approve the Agreement and Plan of Reorganization between CYE and HYT, including the issuance of additional common shares of HYT in connection therewith.	A majority of the outstanding shares entitled to vote.

HIS	Proposal 2(D): The shareholders of HYT are being asked to approve the Agreement and Plan of Reorganization among HIS, the HYT Merger Subsidiary and HYT, including the issuance of additional common shares of HYT in connection therewith.	A majority of the outstanding shares entitled to vote.

Target Funds	Proposals	Required Approval of Acquiring Fund Shareholders
HYV	Proposal 2(E): The shareholders of HYT are being asked to approve the Agreement and Plan of Reorganization between HYV and HYT, including the issuance of additional common shares of HYT in connection therewith.	A majority of the outstanding shares entitled to vote.

SHAREHOLDER INFORMATION

As of May 31, 2013, the officers and directors of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund. Unless otherwise indicated, the information set forth below is as of May 31, 2013. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding common shares, except as set forth below.

Title of Share Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Share Class
BHY
Common shares	NONE	Not Applicable	Not Applicable

COY
Common shares	First Trust Portfolios L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	6,413,371	18.40%

	First Trust Advisors L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

	The Charger Corporation(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

CYE
Common shares	First Trust Portfolios L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	8,052,152	21.52%

	First Trust Advisors L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

	The Charger Corporation(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

HIS
Common shares	First Trust Portfolios L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	10,651,783	19.48%

	First Trust Advisors L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

Title of Share Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Share Class
	The Charger Corporation(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, CO 80132	2,992,388	5.49%

HYV
Common shares	First Trust Portfolios L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	7,481,991	22.69%

	First Trust Advisors L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

	The Charger Corporation(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

HYT
Common shares	First Trust Portfolios L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	7,696,029	21.78%

	First Trust Advisors L.P.(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—

	The Charger Corporation(1) 120 East Liberty Dr, Suite 400 Wheaton, Illinois 60187	—	—
(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of BHY and HIS were filed with the SEC on October 29, 2010 as part of such Funds’ Form 8-Ks and the bylaws of COY, CYE, HYV and HYT were filed with the SEC on September 21, 2010 as part of such Funds’ Form 8-Ks, and shareholders may obtain copies of such documents as described on page ii of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, New York 10022 to the attention of the Secretary.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about September 4, 2013. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Advisors and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Advisors have retained Georgeson Inc. (“Georgeson”), 480 Washington Blvd., 26th Floor, Jersey City, New Jersey 07310, a proxy solicitation firm, to assist with the solicitation of proxies. The cost of Georgeson’s services in connection with the proxy is anticipated to be approximately $7,000, $17,500, $15,500, $14,000, $20,000 and $21,000 for BHY, COY, CYE, HIS, HYV and HYT, respectively. The Investment Advisor will bear all of the solicitation costs of COY, CYE and HYV.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For BHY, a list of shareholders of record as of the Record Date will be available at the offices of BHY, 1 University Square Drive, Princeton, NJ 08540, for inspection by BHY’s shareholders during regular business hours beginning ten days prior to the date of the meeting.

Shareholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022. Shareholders may communicate with the Board electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Funds’ Chief Compliance Officer, 100 Bellevue Parkway, Wilmington, Delaware 19809. Shareholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. PNC is BlackRock’s largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

President and Chief Executive Officer

BlackRock High Yield Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

BlackRock High Income Shares

BlackRock Corporate High Yield Fund V, Inc.

BlackRock Corporate High Yield Fund VI, Inc.

August 22, 2013

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

BLACKROCK HIGH YIELD TRUST

BLACKROCK CORPORATE HIGH YIELD FUND, INC.

BLACKROCK CORPORATE HIGH YIELD FUND III, INC.

BLACKROCK HIGH INCOME SHARES

BLACKROCK CORPORATE HIGH YIELD FUND V, INC.

BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.

Dated August 22, 2013

This Statement of Additional Information is available to the shareholders of (i) BlackRock High Yield Trust (“BHY”), (ii) BlackRock Corporate High Yield Fund, Inc. (“COY”), (iii) BlackRock Corporate High Yield Fund III, Inc. (“CYE”), (iv) BlackRock High Income Shares (“HIS”), (v) BlackRock Corporate High Yield Fund V, Inc. (“HYV”) (each a “Target Fund” and, collectively, the “Target Funds”) and (vi) BlackRock Corporate High Yield Fund VI, Inc. (“HYT” or the “Acquiring Fund,” and together with the Target Funds, the “Funds”) in connection with the proposed reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) whereby each Target Fund will merge with and into the Acquiring Fund or a new direct, wholly-owned subsidiary of the Acquiring Fund that will be organized as a Massachusetts limited liability company (the “HYT Merger Subsidiary”). Each Fund, except HIS, will merge directly with the Acquiring Fund. HIS will merge with and into the HYT Merger Subsidiary for purposes of consummating a merger of a Massachusetts business under the laws of the Commonwealth of Massachusetts, and the HYT Merger Subsidiary will then merge directly with and into the Acquiring Fund. Each Target Fund will then terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly-issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not the market value) of the Target Fund Common Shares held by such shareholders immediately prior to such Reorganization, less the applicable costs of such Reorganization (though shareholders may receive cash for their fractional common shares). A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated August 22, 2013 relating to the proposed Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds’ investment objective, policies and techniques.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect a Fund. For example, the regulatory and tax environment for derivative instruments in which a Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year a Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Management Risk. Each Fund is subject to management risk because each is an actively managed investment portfolio. The Advisors and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. A Fund may be subject to a relatively high level of management risk because the Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with bonds.

Reliance on the Advisors. Each Fund is dependent upon services and resources provided by the Advisors, and therefore the Advisors’ parent, BlackRock. The Advisors are not required to devote their full time to the business of a Fund and there is no guarantee or requirement that any investment professional or other employee of the Advisors will allocate a substantial portion of his or her time to the Fund. The loss of one or more individuals involved with the Advisors could have a material adverse effect on the performance or the continued operation of a Fund. For additional information on BlackRock Advisors and BlackRock, see “Fund Management—Investment Advisor and Sub-Advisor.”

Reliance on Service Providers. Each Fund relies upon the performance of service providers to perform various functions. In particular, the Advisors and the Fund’s Custodian, accounting agent and transfer agent, and their respective delegates, if any, will perform services that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to a Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of a Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Information Technology Systems. Each Fund is dependent on the Advisors for certain management services as well as back-office functions. The Advisors depend on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Funds. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Advisors’ ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of a Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund. Further, failure of the back-office functions of the Advisors to process trades in a timely fashion could prejudice the investment performance of a Fund.

Misconduct of Employees and of Service Providers. Misconduct or misrepresentations by employees of the Advisors or a Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding a Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities or concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by a Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting a Fund’s business prospects or future marketing activities. Despite the Advisors’ due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Advisors’ due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Advisors will identify or prevent any such misconduct.

DIRECTORS/TRUSTEES AND OFFICERS

The Board Members

The Board of each Fund currently consists of 11 individuals (each, a “Board Member”), nine of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Advisors or their affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (the “Exchange-Traded Complex”; each such complex a “BlackRock Fund Complex”). The Funds are each included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex. See “Board Leadership Structure and Oversight” for additional information.

Biographical Information

Certain biographical and other information relating to the Board Members and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefore. In 2013, the Board approved the extension of the mandatory retirement age for James T. Flynn and Kate F. Feldstein by one

additional year, until December 31 of the year in which James T. Flynn turns 75 and Kate F. Feldstein turns 73, which the Board believes is in the best interest of shareholders. The officers of the Funds serve at the pleasure of the Board Members or until their successors have been duly elected and qualified.

Please refer to the below table which identifies the Board Members which sets forth certain biographical information about the Board Members, for all of the Funds.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Independent Directors

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Boards	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	Arch Chemical (chemical and allied products) from 1999 to 2011

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Boards and Chairperson of the Audit Committee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices) since 2000; Greenhill & Co., Inc. since 2013

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Board Member and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Board Member and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Board Member	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing) since 2006

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Board Member and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Board Member	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company) since 2004

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty Member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services) since 2004; KKR Financial Corporation (finance) since 2004; Metropolitan Life Insurance Company (insurance) since 2007

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Board Member and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School, since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	94 RICs consisting of 90 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Other Public Company or Investment Company Directorships Held During Past Five Years***
Interested Board Members†

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Board Member	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Closed-End Complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Board Member	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None

*	Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefore. In 2013, the Board approved the extension of the mandatory retirement age for James T. Flynn and Kate F. Feldstein by one additional year, until December 31 of the year in which James T. Flynn turns 75 and Kate F. Feldstein turns 73, which the Board believes is in the best interest of shareholders.

**	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

†	Messrs. Gabbay and Audet are “interested persons” (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with the Advisors, each a wholly owned subsidiary of BlackRock, Inc., and/or their ownership of BlackRock, Inc. and/or The PNC Financial Services Group, Inc. securities.

Experience, Qualifications and Skills

The Independent Board Members have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment advisor, sub-advisor, other service providers, counsel and independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. The table below discusses some of the experiences, qualifications and skills of each of our Board Members that support the conclusion that they should serve (or continue to serve) on the Board.

Board Member	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Board a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Board with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Leverage Committee, Chair of the Executive Committee and as a member of the Governance and Nominating Committee, Compliance Committee and Performance Oversight Committee.

Board Member	Experience, Qualifications and Skills
Karen P. Robards	The Board benefits from Ms. Robards’s many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’s prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’s experience derived from serving as a director of Care Investment Trust, Inc., a health care real estate investment trust, provides the Board with the benefit of her experience with the management practices of other financial companies. Ms. Robards’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’s knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as the Chair of each Fund’s Audit Committee. Ms. Robards’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee, Governance and Nominating Committee and Leverage Committee.

Michael J. Castellano	The Board benefits from Mr. Castellano’s career in accounting, which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano is a Board Member and his independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Audit Committee, Governance and Nominating Committee and Performance Oversight Committee.

Frank J. Fabozzi	Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a Professor of Finance at EDHEC Business School, as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of the Funds’ Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance and Nominating Committee and Leverage Committee.

Board Member	Experience, Qualifications and Skills
Kathleen F. Feldstein	Dr. Feldstein, who served as President of Economics Studies, Inc., an economic consulting firm, benefits the Board by providing business leadership and experience and knowledge of economics. The Board benefits from Dr. Feldstein’s experience as a director/trustee of publicly traded and private companies, including financial services, technology and telecommunications companies. Dr. Feldstein’s long-standing service on the boards of the Closed-End Complex also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. In addition, Dr. Feldstein’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Compliance Committee, Governance and Nominating Committee and Performance Oversight Committee.

James T. Flynn	Mr. Flynn brings to the Board a broad and diverse knowledge of business and capital markets as a result of his many years of experience in the banking and financial industry. Mr. Flynn’s five years as the Chief Financial Officer of JP Morgan & Co. provide the Board with experience on financial reporting obligations and oversight of investments. Mr. Flynn’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Flynn’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Flynn’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee and Performance Oversight Committee.

Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Board business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Kelso Capital Corporation brings to the Board the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Board with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor enhances his role as Chair of the Compliance Committee and as a member of the Governance and Nominating Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an advisor to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of KKR Financial Corporation, ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as the Chair of the Governance and Nominating Committee and a member of the Compliance Committee and Performance Oversight Committee.

Board Member	Experience, Qualifications and Skills
W. Carl Kester	The Board benefits from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. In addition, Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance and Nominating Committee, Performance Oversight Committee and Leverage Committee.

Henry Gabbay	The Board benefits from Dr. Gabbay’s many years of experience in administration, finance and financial services operations. Dr. Gabbay’s experience as a Managing Director of BlackRock, Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Board with insight into investment company operational, financial and investment matters. Dr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the Closed-End Complex provide the Board with direct knowledge of the operations of the Funds and their investment advisor. Dr. Gabbay’s long-standing service on the boards of the Closed-End Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Gabbay serves as a member of the Leverage Committee.

Paul L. Audet	Mr. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 20 years in finance and asset management. He also has expertise in finance, as demonstrated by his positions as Chief Financial Officer of BlackRock and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions Unit. Mr. Audet serves as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Board has overall responsibility for the oversight of the Funds. The Chair of the Board and the Chief Executive Officer are two different people. Not only is the Chair of the Board an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has six standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee and a Leverage Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Committees may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive session or with other service providers to the Funds. The Board has regular meetings five times a year, including a meeting to consider the approval of the Funds’ Advisory Agreements, and may hold special meetings if required before their next regular meeting. During the fiscal year ended February 28, 2013 for COY and CYE and August 31, 2012 for HYT, HYV, HIS and BHY the Board held five regular meetings and two special meetings. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance effective oversight.

The Board decided to separate the roles of Chair and Chief Executive Officer because it believes that an independent Chair:

•	Increases the independent oversight of the Funds and enhances the Board’s objective evaluation of the Chief Executive Officer

•	Allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration

•	Provides greater opportunities for direct and independent communication between shareholders and the Board

•	Provides an independent spokesman for the Funds

The Board has engaged the Advisors to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisors, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Funds’ charters, and the Funds’ investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisors and their role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisors or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisors or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisors, and internal auditors for the Advisors or their affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Board regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, James T. Flynn and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Funds. The Audit Committee’s responsibilities include, without limitation: (i) approving the selection, retention, termination and compensation of the Funds’ independent registered public accounting firm and evaluating the independence and objectivity of the independent auditors; (ii) approving all audit engagement terms and fees for the Funds; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Funds’ independent registered public accounting firm or management regarding the accounting or financial reporting policies and practices of the Funds, their internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Funds’ audited and unaudited financial statements and disclosure in the Funds’ shareholder reports relating to the Funds’ performance; (vi) assisting the Board in considering the performance of the Funds’ internal audit function provided by its investment advisor, administrator, pricing agent or other service provider; and (vii) resolving any disagreements between the Funds’ management and the Funds’ independent registered public accounting firm regarding financial reporting. During the fiscal year ended February 28, 2013 for COY and CYE and August 31, 2012 for HYT, HYV, HIS and BHY, the Audit Committee held fourteen and eleven meetings, respectively. A copy of the Audit Committee Charter for the Funds can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. The Board has a standing Governance and Nominating Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Independent Board Member nominees for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect of Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; and (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members. During the fiscal year ended February 28, 2013 for COY and CYE and August 31, 2012 for HYT, HYV, HIS and BHY, the Governance and Nominating Committee held six meetings.

The Governance and Nominating Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Funds’ activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Funds in determining whether one or more new directors should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Funds. The Board Members’ biographies included above highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Funds.

The Governance and Nominating Committee may consider nominations for Board Members made by the Funds’ shareholders as it deems appropriate. Under the Funds’ By-laws, shareholders must follow certain procedures to nominate a person for election as a director at a shareholder meeting, or to introduce an item of business at a shareholder meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Funds at their principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for a shareholder meeting called for the purpose of electing directors not later than the close of business on the fifth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Funds have adopted Board Member qualification requirements which can be found in the Funds’ By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. Reference is made to the Funds’ By-laws for more details.

A copy of the Governance and Nominating Committee Charter for the Funds can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Board has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Kathleen F. Feldstein and R. Glenn Hubbard, each of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock, and any sub-advisors and the Funds’ other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Funds and their service providers; (ii) reviewing information on and, where appropriate, recommending policies concerning the Funds’ compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Funds and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from and making certain recommendations in respect of the Funds’ Chief Compliance Officer, including, without limitation, determining the amount and structure of the Chief Compliance Officer’s compensation. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended February 28, 2013 for COY and CYE and August 31, 2012 for HYT, HYV, HIS and BHY, the Compliance Committee held five and six meetings, respectively.

Performance Oversight Committee. The Board has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Richard E. Cavanagh, Michael J. Castellano, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Funds’ investment performance relative to the Funds’ investment objectives, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Funds’ investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Funds’ investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Funds have complied with their investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Funds’ investments. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended February 28, 2013 for COY and CYE and August 31, 2012 for HYT, HYV, HIS and BHY, the Performance Oversight Committee held four meetings.

Leverage Committee. The Board has a Leverage Committee composed of Richard E. Cavanagh (Chair), Karen P. Robards, Frank J. Fabozzi, Henry Gabbay and W. Carl Kester. The Leverage Committee’s responsibilities include, without limitation: (i) to support the Independent Board Members in pursuing the best interests of the Funds and its shareholders; (ii) to oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto, (iii) to oversee and authorize actions in respect of refinancing and redeeming forms of leverage; and (iv) to receive reports with respect to the foregoing matters. The Board has adopted a written charter for the Leverage Committee. During the fiscal year ended February 28, 2013 for COY and CYE and August 31, 2012 for HYT, HYV, HIS and BHY, the Leverage Committee held ten and two meetings, respectively.

Executive Committee. The Board has an Executive Committee composed of Richard E. Cavanagh and Karen P. Robards, both of whom are Independent Board Members, and Paul L. Audet, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation:

(i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended February 28, 2013 for COY and CYE and August 31, 2012 for HYT, HYV, HIS and BHY, the Executive Committee held one meeting.

Information about the specific experience, skills, attributes and qualifications of each Board Member, which in each case led to the Board’s conclusion that the Board Member should serve (or continue to serve) as a Board Member of the Funds, is provided in above, in “Biographical Information Pertaining to Board Members.”

Share Ownership

Information relating to each director’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of May 31, 2013 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Equity Securities in BHY	Aggregate Dollar Range of Equity Securities in COY	Aggregate Dollar Range of Equity Securities in CYE	Aggregate Dollar Range of Equity Securities in HIS	Aggregate Dollar Range of Equity Securities in HYT	Aggregate Dollar Range of Equity Securities in HYV	Aggregate Dollar Range of Equity Securities in Supervised Funds
Paul L. Audet	None	None	None	None	None	None	Over $100,000
Michael J. Castellano	None	$10,001-$50,000	None	None	$10,001-$50,000	None	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Frank J. Fabozzi	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None	$1-$10,000	$50,001-$100,000
Kathleen F. Feldstein	$1-$10,000	None	None	$1-$10,000	None	None	$50,001-$100,000
James T. Flynn	None	None	None	None	None	None	$50,001-$100,000
Henry Gabbay	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Jerrold B. Harris	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
R. Glenn Hubbard	$1-$10,000	None	None	$1-$10,000	None	None	Over $100,000
W. Carl Kester	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None	$1-$10,000	Over $100,000
Karen P. Robards	None	None	None	None	None	None	Over $100,000

Name of Board Member	Aggregate Dollar Range of Share Equivalents in BHY	Aggregate Dollar Range of Share Equivalents in COY	Aggregate Dollar Range of Share Equivalents in CYE	Aggregate Dollar Range of Share Equivalents in HIS	Aggregate Dollar Range of Share Equivalents in HYT	Aggregate Dollar Range of Share Equivalents in HYV	Aggregate Dollar Range of Equity Securities and Share Equivalents in Supervised Funds
Paul L. Audet	None	None	None	None	None	None	Over $100,000
Michael J. Castellano	None	None	None	None	$10,001-$50,000	None	Over $100,000
Richard E. Cavanagh	None	None	None	None	Over $100,000	None	Over $100,000
Frank J. Fabozzi	None	None	None	None	Over $100,000	None	Over $100,000
Kathleen F. Feldstein	None	None	None	None	Over $100,000	None	Over $100,000
James T. Flynn	None	None	None	None	Over $100,000	None	Over $100,000
Henry Gabbay	None	None	None	None	None	None	Over $100,000
Jerrold B. Harris	None	None	None	None	Over $100,000	None	Over $100,000
R. Glenn Hubbard	None	None	None	None	Over $100,000	None	Over $100,000
W. Carl Kester	None	None	None	None	$50,001-$100,000	None	Over $100,000
Karen P. Robards	None	None	None	None	$50,001-$100,000	None	Over $100,000

As of May 31, 2013, the officers and Board Members as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund. As of May 31, 2013, none of the Independent Board Members of the Funds or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of the Funds or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving the Funds, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Compensation of Board Members

Each Independent Board Member is paid an annual retainer of $250,000 per year for his or her services as a Board Member of all BlackRock-advised closed-end funds (the “Closed-End Complex”) that are overseen by the respective director/trustee and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $40,000, respectively. The Chairs of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. Each Audit Committee and Leverage Committee member is paid an additional annual retainer of $25,000 for his or her service on such committee. For the year ended December 31, 2012, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of $32,393. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

Dr. Gabbay is an interested person of the Funds and serves as an interested Board Member of three groups of BlackRock-Advised Funds—the Closed-End Complex and two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”; each such complex, a “BlackRock Fund Complex”). Dr. Gabbay receives for his services as a Board Member of such BlackRock Fund Complexes (i) an annual retainer of $550,000 allocated to the funds in these three BlackRock Fund Complexes, based on their relative net assets and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a Board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each Board meeting up to five Board meetings held in a calendar year by each such complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Dr. Gabbay is also reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. Dr. Gabbay’s compensation for serving on the boards of the funds in these BlackRock Fund Complexes (including the Funds) is equal to 75% of each Board Member retainer and, as applicable, of each Board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent Board Members serving on such boards, as well as the full Leverage Committee member retainer. The Board of the Funds or of any other fund in a BlackRock Fund Complex may modify the Board Members’ compensation from time to time depending on market conditions and accordingly Dr. Gabbay’s compensation would be impacted by those modifications. The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the compensation that each of the Board Members earned from the Funds as of its most recent fiscal year end and the aggregate compensation paid to them by all funds in the Closed-End Complex for the calendar year ended December 31, 2012, which includes deferred compensation amounts paid to each Independent Board Member and Dr. Gabbay by the Funds. Mr. Audet serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and the Advisors.

	Aggregate Compensation from HIS(1)	Aggregate Compensation from BHY(1)	Aggregate Compensation from COY(1)	Aggregate Compensation from CYE(1)	Aggregate Compensation from HYT(1)	Aggregate Compensation from HYV(1)	Total Compensation from Closed-End Complex(13)	Number of Registered Investment Companies in Closed-End Complex Overseen by Board Member
Michael J. Castellano(11)	$448	$170	$2,205	$2,405	$1,570	$1,499	$275,000	94
Richard E. Cavanagh(2)(12)	$1,475	$550	$3,050	$3,327	$5,095	$4,857	$395,000	94
Frank J. Fabozzi(3)(12)	$1,179	$440	$2,499	$2,725	$4,074	$3,883	$320,000	94
Kathleen F. Feldstein(4)	$986	$368	$2,005	$2,186	$3,404	$3,245	$250,000	94
R. Glenn Hubbard(5)	$1,025	$383	$2,085	$2,274	$3,541	$3,375	$260,000	94
James T. Flynn(6)	$1,084	$405	$2,205	$2,405	$3,745	$3,569	$275,000	94
Jerrold B. Harris(7)	$1,065	$397	$2,165	$2,361	$3,677	$3,504	$270,000	94
W. Carl Kester(8)(12)	$1,101	$411	$2,338	$2,550	$3,802	$3,624	$300,000	94
Karen P. Robards(9)(12)	$1,396	$521	$2,939	$3,206	$4,823	$4,597	$375,000	94
Henry Gabbay(10)(12)	$802	$301	$1,683	$1,836	$2,788	$2,661	$206,250	94

(1)	Information is for the Fund’s most recent fiscal year.
(2)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $599,111 as of 12/31/12.
(3)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $545,068 as of 12/31/12.
(4)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $633,776 as of 12/31/12.
(5)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $931,806 as of 12/31/12.
(6)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $930,159 as of 12/31/12.
(7)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $867,683 as of 12/31/12.
(8)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $507,359 as of 12/31/12.
(9)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $481,779 as of 12/31/12.
(10)	As of December 31, 2012 the Board Member did not participate in the deferred compensation plan.
(11)	Total amount of deferred compensation payable by the Closed-End Complex to Board Member is $135,875 as of 12/31/12.
(12)	Each Leverage Committee member was paid a retainer of $25,000 for the year ended December 31, 2012.
(13)	Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2012. Of this amount, Mr. Cavanagh, Dr. Fabozzi, Dr. Feldstein, Dr. Hubbard, Mr. Flynn, Mr. Harris, Dr. Kester, Ms. Robards and Mr. Castellano deferred $37,000, $29,500, $75,000, $130,000, $137,500, $135,000, $75,000, $70,000 and $82,500, respectively.

Independent Board Member Ownership of Securities

As of May 31, 2013, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Advisors, or an entity controlling, controlled by or under common control with the Advisors (not including registered investment companies).

Information Pertaining to the Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO. Each executive officer is an “interested person” of the Funds by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Annual: Since 2011	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Annual: Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Marketing Officer of BlackRock, Inc. since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Annual: Since 2012	Director of BlackRock, Inc. since 2011; Vice President of BlackRock, Inc. from 2008 to 2010; Associate of BlackRock, Inc. from 2006 to 2008.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Annual: Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual: Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual: Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Annual: Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual: Since 2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The Funds in the Closed-End Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the Closed-End Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors (including in some cases former Section 16 insiders for a period of up to 6 months), to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements and certain inadvertent late filings by each of the Independent Board Members in connection with their participation in the Closed-End Complex’s deferred compensation plan. For each Independent Board Member, there were two late Form 4 filings, each relating to one transaction, for BlackRock Corporate High Yield Fund VI, Inc. (HYT). Such late filings were due to administrative errors and no fault of the Independent Board Members whatsoever.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The investment management agreement between each Fund and the Investment Advisor was approved by the respective Fund’s Boards, including a majority of the Independent Board Members. Certain administrative services are also provided to the Funds by the Investment Advisor pursuant to the investment management agreement or administration agreement, as applicable, between each Fund and the Investment Advisor. The Investment Advisor and its affiliates provide each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements).

BHY and HIS pay the Investment Advisor a monthly management fee at an annual rate of 0.90% and 0.75% (of the first $200 million and 0.50% thereafter), respectively, based on the applicable Fund’s average weekly Managed Assets. ‘‘Managed Assets’’ means the total assets of the Fund minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

BHY also pays the Investment Advisor a monthly administration fee at an annual rate of 0.10% based on the Fund’s average weekly Managed Assets.

COY, CYE, HYV and HYT pay the Investment Advisor a monthly management fee at an annual rate of 0.50%, 0.60%, 0.60% and 0.70%, respectively, based on an aggregate of (i) the applicable Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net Assets” means the total assets of the Fund minus the sum of the accrued liabilities. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s net asset value.

If any of the Reorganizations are approved, the Combined Fund will pay the Investment Advisor a monthly management fee at an annual rate of 0.60% of the aggregate of (i) the Combined Fund’s average daily Net Assets and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

The investment management agreements continue in effect for a period of two years from their respective effective dates, and if not terminated earlier, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the applicable Fund’s Board or the vote of a majority of the securities of the applicable Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members of the applicable Fund, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of the applicable Fund’s Board or a majority of the outstanding voting securities of the applicable Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The investment management agreements provide that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the investment management agreement. The investment management agreements also provide for indemnification by each Fund of the Investment Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The tables below set forth information about the total advisory fees paid by the Funds to the Investment Advisor and any amounts waived by the Investment Advisor.

Advisory Fees Paid to the Investment Advisor

	Paid to the Investment Advisor
For the Fiscal Year Ended	COY	CYE
February 28, 2013	$1,750,891	$2,349,156
February 28, 2012	$1,552,052	$2,123,183
February 28, 2011	$1,491,017	$2,005,126

	Waived by the Investment Advisor
For the Fiscal Year Ended	COY	CYE
February 28, 2013	$1,331	$518
February 28, 2012	$1,262	$677
February 28, 2011	$1,970	$1,439

	Paid to the Investment Advisor
For the Fiscal Year Ended	BHY	HIS	HYV	HYT
August 31, 2012	$498,163	$1,127,906	$3,211,029	$3,897,072
August 31, 2011	$537,737	$1,138,755	$3,156,080	$3,789,466
August 31, 2010	$506,315	$1,024,332	$2,681,548	$3,249,917

	Waived by the Investment Advisor
For the Fiscal Year Ended	BHY	HIS	HYV	HYT
August 31, 2012	$274	$358	$560	$605
August 31, 2011	$987	$1,130	$1,407	$1,411
August 31, 2010	$1,241	$1,309	$1,917	$2,111

The tables below set forth information about the total administration fees paid by BHY to the Investment Advisor.

Administration Fees Paid to the Investment Advisor

Administration Fees
For the Fiscal Year Ended	BHY
August 31, 2012	$55,351
August 31, 2011	$52,966
August 31, 2010	$48,221

Sub-Investment Advisory Agreements

BlackRock Financial Management, Inc. (the “Sub-Advisor”) acts as the sub-advisor for each Fund. The Investment Advisor and each Fund has entered into a separate sub-advisory agreement with each Sub-Advisor under which the Investment Advisor pays the Sub-Advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Investment Advisor. The Investment Advisor, and not any of the Funds, would be responsible for paying the Sub-Advisor from its advisory compensation.

The sub-investment advisory agreements continue in effect for a period of two years from their effective dates, and if not terminated earlier, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of a Fund’s Board or the vote of a majority of the outstanding voting securities of a Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Board Members, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by a Fund or the Investment Advisor (upon the vote of a majority of a Fund’s Board or a majority of the outstanding voting securities of a Fund) or by the Sub-Advisor, upon 60 days’ written notice by either party to the other, which notice can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

The sub-investment advisory agreements provide that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the investment management agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its duties under the sub-investment advisory agreement. The sub-investment advisory agreements also provide for indemnification by each Fund of the sub-investment advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

The Sub-Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Sub-Advisor are not exclusive, and the Sub-Advisor provides similar services to other investment companies and other clients and may engage in other activities.

The following table sets forth the sub-advisory fees paid by the Investment Advisor to the Sub-Advisor.

Advisory Fees Paid to BlackRock Financial Management, Inc.

Paid to the Sub-Advisor
For the Fiscal Year Ended	COY	CYE
February 28, 2013	$785,991	$1,050,265
February 28, 2012	$—	$—
February 28, 2011	$—	$—

	Paid to the Sub-Advisor
For the Fiscal Year Ended	BHY	HIS	HYV	HYT
August 31, 2012	$107,174	$439,314	$506,352	$614,889
August 31, 2011	$73,014	$432,447	$—	$—
August 31, 2010	$68,982	$388,203	$—	$—

OTHER AGREEMENTS

Fund Accounting Agreement

Fund accounting services are provided to the Funds by State Street Bank and Trust Company (the “Accounting Services Provider”) pursuant to a fund accounting agreement that was entered into by the Funds and State Street Bank and Trust Company. The table below shows the amounts paid by the Funds to the Accounting Services Provider and to the Investment Advisor for such services for the periods indicated:

Accounting Services	BHY
For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
August 31, 2012	$44,620	—
August 31, 2011	$10,785	—
August 31, 2010	$14,662	—

Accounting Services	COY
For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
February 28, 2013	$91,205	—
February 28, 2012	$82,329	—
February 28, 2011	$50,738	$4,766

Accounting Services	CYE
For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
February 28, 2013	$96,867	—
February 28, 2012	$89,201	—
February 28, 2011	$52,601	$5,288

Accounting Services	HIS
For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
August 31, 2012	$61,370	—
August 31, 2011	$41,369	$947
August 31, 2010	$25,833	$2,684

Accounting Services	HYV
For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
August 31, 2012	$129,713	—
August 31, 2011	$74,637	$3,216
August 31, 2010	$93,259	$8,683

Accounting Services	HYT
For the Fiscal Year	Paid to State Street	Paid to the Investment Advisor
August 31, 2012	$130,214	—
August 31, 2011	$76,509	$3,311
August 31, 2010	$96,916	$8,999

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

For BHY, as of August 31, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	16	12	29	0	8	4
	$13.46 Billion	$8.2 Billion	$7.12 Billion	$0	$2.14 Billion	$571.2 Million
Mitchell Garfin	17	2	25	0	0	4
	$13.57 Billion	$5.34 Billion	$7.12 Billion	$0	$0	$571.2 Million
Derek Schoenhofen	10	4	30	0	1	4
	$11.49 Billion	$5.97 Billion	$7.76 Billion	$0	$417.7 Million	$571.2 Million

For COY, as of February 28, 2013:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	19	20	27	0	7	4
	$16.28 Billion	$10.57 Billion	$6.7 Billion	$0	$1.52 Billion	$571.8 Million
Mitchell Garfin	13	4	24	0	0	4
	$15.19 Billion	$6.64 Billion	$7.6 Billion	$0	$0	$571.8 Million
Derek Schoenhofen	11	7	32	0	1	4
	$13.36 Billion	$8.19 Billion	$7.83 Billion	$0	$422.3 Million	$571.8 Million

For CYE, as of February 28, 2013:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	19	20	27	0	7	4
	$16.25 Billion	$10.57 Billion	$6.7 Billion	$0	$1.52 Billion	$571.8 Million
Mitchell Garfin	13	4	24	0	0	4
	$15.16 Billion	$6.64 Billion	$7.6 Billion	$0	$0	$571.8 Million
Derek Schoenhofen	11	7	32	0	1	4
	$13.34 Billion	$8.19 Billion	$7.83 Billion	$0	$422.3 Million	$571.8 Million

For HIS, as of August 31, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	16	12	29	0	8	4
	$13.38 Billion	$8.2 Billion	$7.12 Billion	$0	$2.14 Billion	$571.2 Million
Mitchell Garfin	16	2	25	0	0	4
	$13.5 Billion	$5.34 Billion	$7.12 Billion	$0	$0	$571.2 Million
Derek Schoenhofen	10	4	30	0	1	4
	$11.41 Billion	$5.97 Billion	$7.76 Billion	$0	$417.8 Million	$571.2 Million

For HYV, as of August 31, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	16	12	0	0	8	4
	$13.09 Billion	$8.2 Billion	$0	$0	$2.14 Billion	$571.2 Million
Mitchell Garfin	16	2	25	0	0	4
	$13.2 Billion	$5.34 Billion	$7.12 Billion	$0	$0	$571.2 Million
Derek Schoenhofen	10	4	30	0	1	4
	$11.12 Billion	$5.97 Billion	$7.76 Billion	$0	$417.8 Million	$571.2 Million

For HYT, as of August 31, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	16	12	29	0	8	4
	$13.07 Billion	$8.2 Billion	$7.12 Billion	$0	$2.14 Billion	$571.2 Million
Mitchell Garfin	16	2	25	0	0	4
	$13.18 Billion	$5.34 Billion	$7.12 Billion	$0	$0	$571.2 Million
Derek Schoenhofen	10	4	30	0	1	4
	$11.1 Billion	$5.97 Billion	$7.76 Billion	$0	$417.8 Million	$571.2 Million

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. The Combined Fund will maintain the portfolio manager compensation of HYT.

Base compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of market-based indices (e.g., The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain Fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards—From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Keenan has unvested long-term incentive awards.

Deferred Compensation Program—A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. All of the eligible portfolio managers have participated in the deferred compensation program.

Other compensation benefits

In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 common shares or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of Portfolio Managers

BHY, HIS, HYV and HYT, as of August 31, 2012

Dollar Range of Equity Securities of the Fund Beneficially Owned
Portfolio Manager	BHY	HIS	HYV	HYT
James E. Keenan	None	$10,001-$50,000	None	None
Mitchell Garfin	None	None	None	None
Derek Schoenhofen	None	None	$100,001-$500,000	None

COY and CYE, as of February 28, 2013

Dollar Range of Equity Securities of the Fund Beneficially Owned
Portfolio Manager	COY	CYE
James E. Keenan	None	$500,001-$1,000,000
Mitchell Garfin	None	None
Derek Schoenhofen	None	$10,001-$50,000

Portfolio Transactions and Brokerage Allocation

The Advisors are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Funds invest are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a markup to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

The Advisors are responsible for effecting securities transactions of the Funds and will do so in a manner deemed fair and reasonable to shareholders of the Funds and not according to any formula. The Advisors’ primary considerations in selecting the manner of executing securities transactions for the Funds will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisors, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Funds. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

The Advisors are able to fulfill their obligation to furnish a continuous investment program to the Funds without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisors, and does not reduce the Advisors’ normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisors’ expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

One or more of the other investment companies or accounts which the Advisors manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisors in their discretion in accordance with the accounts’ various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds’ Boards that this advantage, when combined with the other benefits available due to the Advisors’ organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

It is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Information about the brokerage commissions paid by the Funds is set forth in the following tables:

	Aggregate Brokerage Commissions
For the Fiscal Year Ended	COY	CYE
February 28, 2013	$83,168	$88,305
February 28, 2012	$127,685	$143,694
February 28, 2011	$49,708	$56,856

	Aggregate Broker Commissions
For the Fiscal Year Ended	BHY	HIS	HYV	HYT
August 31, 2012	$2,910	$29,025	$133,093	$137,110
August 31, 2011	$822	$15,681	$185,115	$183,745
August 31, 2010	$2,215	$1,101	$87,550	$50,656

Each of the Funds paid no commissions to affiliates during its previous three fiscal years.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Advisors. PNC is considered to be an affiliate of BlackRock, Inc. under the 1940 Act. Certain activities of the Advisors, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to each Fund and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, and their respective affiliates (including, for these purposes, their directors, partners, directors, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of each Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing each Fund. These are considerations of which investors in each Fund should be aware, and which may cause conflicts of interest that could disadvantage each Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by each Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of each Fund and/or that engage in transactions in the same types of securities, currencies and instruments as each Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which each Fund may invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which a Fund invests, which could have an adverse impact on such Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for each Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of each Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in such Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or such Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by such Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of each Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for each Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of each Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by each Fund. Moreover, it is possible that each Fund will sustain losses during periods in which one or more Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for each Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, each Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of each Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of any Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of each Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing each Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing each Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in each Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of each Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the SEC, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of each Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or to give advice to clients that may cause these clients to take actions adverse to the interests of each Fund. To the extent affiliated transactions are permitted, each Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by each Fund. The Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for each Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to each Fund as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to each Fund or its shareholders will be required, and no fees or other compensation payable by each Fund or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to each Fund, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on each Fund. The Fund will be required to establish business relationships with its counterparties based on each Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with each Fund’s establishment of its business relationships, nor is it expected that each Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating each Fund’s creditworthiness.

Under a securities lending program approved by each Fund’s Board, each Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for each Fund to the extent that such Fund participates in the securities lending program. For these services, the lending agent may receive a fee from such Fund, including a fee based on the returns earned on such Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

Purchases and sales of securities for each Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or concern cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and each Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of each Fund. In addition, under certain circumstances, each Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, each Fund, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing each Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to each Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including each Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including each Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Other Information—Proxy Voting Policies.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing such Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce such Fund’s expense ratio.

It is possible that each Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. Each Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for each Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for each Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of each Fund. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of each Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to each Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to such Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to each Fund’s pricing vendors and/or fund accountants, there may be instances where a Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations of direct investments are not readily available or are believed by BlackRock to be unreliable, each Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Board. When determining an asset’s “fair value,” BlackRock seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what each Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining each Fund’s NAV. As a result, each Fund’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, each Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund or exchange-traded fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in such Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of each Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for each Fund. To lessen the possibility that any Fund will be adversely affected by this personal trading, each Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding each Fund’s portfolio transactions.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, any Fund, except that each Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to each Fund and/or BlackRock by the Securities and Exchange Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund, to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of each Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, a Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, each Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer. The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of each Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, and to comply with certain provisions of the 1940 Act that prohibit affiliated transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, each Fund or other client accounts to suffer disadvantages or business restrictions. These limitations may cause a Fund to invest in different portfolios than other BlackRock funds which may result in such Fund investing on less advantageous terms than such other funds or in different types of securities, such as non-voting securities, in order to comply with regulatory requirements.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of a fund. This is because the custody arrangements with such fund’s custodian may have the effect of reducing custody fees when the fund leave cash balances uninvested. When a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including the Investment Advisor, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Custody of Assets

All securities owned by BHY, CYE, HIS, HYV and HYT, and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, as custodian. With respect to BHY, CYE, HIS, HYV and HYT, State Street is responsible for holding all securities for, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

All securities owned by COY, and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by JP Morgan Chase Bank, N.A. (“JP Morgan”), 270 Park Avenue, New York, New York 10017, as custodian. With respect to COY, JP Morgan is responsible for holding all securities for, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. JP Morgan does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021 serves as each Fund’s transfer agent with respect to the Fund’s common shares.

Code of Ethics

Each of the Funds, the Advisor and the Sub-Advisor has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

The Board of each Fund has delegated the voting of proxies for each Fund’s securities to the Investment Advisor pursuant to the Investment Advisor’s proxy voting guidelines. Under these guidelines, the Investment Advisor will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Investment Advisor, or any affiliated person of the Fund or the Investment Advisor, on the other. In such event, provided that the Investment Advisor’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Advisor’s clients. If the Investment Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Advisor’s Portfolio Management Group and/or the Investment Advisor’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is included as Appendix C to this Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts 02116.

FINANCIAL STATEMENTS

The financial statements of BHY for the fiscal year ended August 31, 2012 are incorporated by reference herein to BHY’s annual report filed on Form N-CSR on November 5, 2012. The financial statements of BHY for the semi-annual period ended February 28, 2013 are incorporated by reference herein to BHY’s semi-annual report filed on Form N-CSRS on May 1, 2013.

The financial statements of COY for the fiscal year ended February 28, 2013 are incorporated by reference herein to COY’s annual report filed on Form N-CSR on May 1, 2013.

The financial statements of CYE for the fiscal year ended February 28, 2013 are incorporated by reference herein to CYE’s annual report filed on Form N-CSR on May 1, 2013.

The financial statements of HIS for the fiscal year ended August 31, 2012 are incorporated by reference herein to HIS’s annual report filed on Form N-CSR on November 5, 2012. The financial statements of HIS for the semi-annual period ended February 28, 2013 are incorporated by reference herein to HIS’s semi-annual report filed on Form N-CSRS on May 1, 2013.

The financial statements of HYV for the fiscal year ended August 31, 2012 are incorporated by reference herein to HYV’s annual report filed on Form N-CSR on November 5, 2012. The financial statements of HYV for the semi-annual period ended February 28, 2013 are incorporated by reference herein to HYV’s semi-annual report filed on Form N-CSRS on May 1, 2013.

The financial statements of HYT for the fiscal year ended August 31, 2012 are incorporated by reference herein to HYT’s annual report filed on Form N-CSR on November 5, 2012. The financial statements of HYT for the semi-annual period ended February 28, 2013 are incorporated by reference herein to HYT’s semi-annual report filed on Form N-CSRS on May  1, 2013.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix B hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganizations of the Target Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments as of February 28, 2013; (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities as of February 28, 2013; (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended February 28, 2013; and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION1

[DATE]

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [TARGET FUND NAME], a registered diversified closed-end investment company, File No. 811-[•], (the “Target Fund”), and BlackRock Corporate High Yield Fund VI, Inc., a registered diversified closed-end investment company, File No. 811-21318 (the “Acquiring Fund”)[, and [•], a Massachusetts limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund (the “Merger Subsidiary”, and, together with the Acquiring Fund, the “Acquiring Fund Parties”]; the Acquiring Fund [Parties] and the Target Fund are collectively referred to as the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND [PARTIES].

[The/Each of the] Acquiring Fund [and the Merger Subsidiary (but only with respect to itself and not the Acquiring Fund)] represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation, duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) [The Merger Subsidiary is a limited liability company, duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Merger Subsidiary has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.]

(c) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(d) [The/Each of the] Acquiring Fund [and the Merger Subsidiary] has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the shareholders of the Acquiring Fund (the “Acquiring Fund Shareholders”) as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors [and the Merger Subsidiary’s manager or managing member, as applicable (the “Manager”)], and this Agreement constitutes a valid and binding contract of the Acquiring Fund [Parties] enforceable against the Acquiring Fund [Parties] in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”)

[1]	This Form of Agreement and Plan of Reorganization includes provisions for use in connection with a direct merger for the reorganizations of BHY, COY, CYE and HYV into HYT and an indirect merger with a merger subsidiary for the reorganization of HIS into HYT. Provisions relevant to only the HIS reorganization are in brackets.

consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(g) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of [either of] the Acquiring Fund [Parties], threatened against [it/either of the Acquiring Fund Parties] which assert liability on the part of [either of] the Acquiring Fund [Parties] or which materially affect [its/either Acquiring Fund [Parties]’ financial condition or [its/their] ability to consummate the Reorganization. The Acquiring Fund [Parties] [is/are] not charged with or, to the best of [its/their] knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of [its/their] business.

(h) There are no material contracts outstanding to which [either of] the Acquiring Fund [Parties] is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its charter or bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) [The Merger Subsidiary is not obligated under any provision of its operating agreement, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.]

(k) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the year ended [FISCAL YEAR END DATE], those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(l) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund [Parties] of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(m) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Acquiring Fund is authorized to issue 200,000,000 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by the Acquiring Fund’s charter or applicable law).

(p) The books and records of the Acquiring Fund [Parties] made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund [Parties].

(q) The Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights (except as provided by the Acquiring Fund’s charter or applicable law), and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Closing Date, the Acquiring Fund Common Shares to be issued to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of common shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, Board and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund Shareholders.

(t) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

(u) [The Merger Subsidiary has not elected, and will not elect, to be treated as a corporation for U.S. federal income tax purposes. The Merger Subsidiary is a wholly owned subsidiary of the Acquiring Fund. The Merger Subsidiary is a disregarded entity for U.S. federal income tax purposes.]

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund [Parties] that:

(a) The Target Fund is a [statutory trust/corporation/business trust] [duly organized, validly existing and in good standing] in conformity with the laws of the [State of Delaware]/[State of Maryland]/[Commonwealth of Massachusetts], and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the Reorganization by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of [Directors/Trustees] and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund [Parties] the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (as defined in Section 3(g) herein) (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund [Parties] at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund [Parties] prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its [charter/agreement and declaration of trust/declaration of trust] or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the year ended [FISCAL YEAR END DATE], those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund [Parties] of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund [Parties].

(j) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(k) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(l) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) The Target Fund is authorized to issue [an unlimited number of/[•]] [shares of common stock/common shares], par value $[•] per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights (except as provided by the Target Fund’s [charter/agreement and declaration of trust/declaration of trust] or applicable law).

(n) All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o) The books and records of the Target Fund made available to the Acquiring Fund [Parties] and/or [its/their] counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(p) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with applicable law, at the Effective Time (as defined in Section 3(d)), the Target Fund shall be merged with and into the [Acquiring Fund/Merger Subsidiary,] [and the Merger Subsidiary shall be merged with and into the Acquiring Fund], the separate existence of the Target Fund as a [statutory trust/corporation/business trust] and registered investment company shall cease and the Acquiring Fund shall continue as the surviving entity following the Reorganization (sometimes referred to herein as the “Surviving Fund”). The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and, as the Surviving Fund, it shall be governed by the Maryland General Corporation Law.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of [Directors / Trustees] or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its Target Fund Shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

(d) Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the parties shall cause the Reorganization to be consummated by filing an articles or certificate of merger (the “Articles of Merger”) with each Fund’s state of organization in accordance with applicable law. The Reorganization shall become effective at such time as the Articles of Merger is duly filed with each Fund’s state or organization, or at such subsequent date or time as the Acquiring Fund [Parties] and the Target Fund shall agree and specify in the Articles of Merger (the “Effective Time”).

(e) At the Effective Time, the effect of the Reorganization with respect to a Fund shall be as provided in the applicable provisions of the applicable laws of such Fund’s state of organization. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Target Fund and the Acquiring Fund [Parties] shall vest in the Surviving Fund, and all debts, liabilities, obligations, restrictions, disabilities and duties of the Target Fund and the Acquiring Fund [Parties] shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Fund.

(f) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Effective Time, the Acquiring Fund will issue Acquiring Fund Common Shares to the Target Fund Shareholders for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(g) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(h) At the Effective Time, the charter of the Acquiring Fund in effect immediately prior to the Effective Time shall continue to be the charter of the Surviving Fund, until thereafter amended in accordance with their respective terms and applicable law.

(i) From and after the Effective Time, the directors and officers of the Acquiring Fund shall be the directors and officers of the Surviving Fund, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the operating agreement of the Surviving Fund.

(j) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

(k) Each of the Acquiring Fund and Target Fund may, in its sole discretion, merge or consolidate its wholly-owned subsidiaries at any time prior to, on, or after, the Effective Date, without the consent of the other Fund[s].

(l) The Acquiring Fund may amend the Amended and Restated Credit Agreement, dated as of March 3, 2011, by and among the Acquiring Fund, as borrower, the lenders party thereto and State Street Bank and Trust Company (as amended by the Amendment Agreement No. 1 to Amended and Restated Credit Agreement, dated as of March 2, 2012 and the Amendment Agreement No. 2 to Amended and Restated Credit Agreement, dated as of March 1, 2013), on or prior to the Closing Date to effect such changes as may be necessary or desirable in connection with the Reorganization.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

(a) At the Effective Time, the Target Fund Common Shares outstanding immediately prior to the Effective Time shall be converted into the right to receive Acquiring Fund Common Shares with an aggregate net asset value of the Target Fund Common Shares outstanding immediately prior to the Effective Time. The aggregate net asset value of such shares shall be determined as set forth below.

(b) The net asset value of the Acquiring Fund and the Target Fund shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.

(c) Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

The Acquiring Fund shall issue to the Target Fund Shareholders book entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund Shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until such Target Fund Shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(d) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund [Parties] and any other closed-end investment company that merges with and into the [Acquiring Fund/Merger Subsidiary] on or about the Closing Date (for purposes of this Section 5(a) only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable (the “Board”), expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund [Parties] nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund [Parties] and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund [Parties] [agrees/agree] to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(b) COVENANTS OF THE ACQUIRING FUND [PARTIES].

(i) The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund’s portfolio investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use its reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to the Acquiring Fund Shareholders of record entitled to vote at the special meeting of the Acquiring Fund Shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(ii) The Target Fund agrees to mail to the Target Fund Shareholders of record entitled to vote at the special meeting of the Target Fund Shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iii) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(iv) The Target Fund shall use its reasonable efforts to terminate the Amended and Restated Credit Agreement, dated as of March 3, 2011, by and among the Target Fund, as borrower, the lenders party thereto and State Street Bank and Trust Company (as amended by the Amendment Agreement No. 1 to Amended and Restated Credit Agreement, dated as of March 2, 2012 and the Amendment Agreement No. 2 to Amended and Restated Credit Agreement, dated as of March 1, 2013) on or prior to the Closing Date.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur at [TIME] at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund’s portfolio securities.

(c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of [two-thirds]/[majority] of the members of the Board of the Target Fund and by an affirmative vote of the Target Fund Shareholders representing [either (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares, whichever is less]/[a majority of the outstanding shares entitled to vote on the Reorganization]; and that [each of] the Acquiring Fund [Parties] shall have delivered (including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement adopted by the Board of the Acquiring Fund [and the Manager of the Merger Subsidiary], and a certificate setting forth the vote of the Acquiring Fund Shareholders approving the Reorganization, including the issuance of additional Acquiring Fund Common Shares in connection therewith, and certified by the Acquiring Fund’s Secretary.

(b) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund [Parties] made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund [Parties] [has/have] complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Target Fund shall have received the opinion of Skadden[, and/or local Maryland counsel, as applicable, each acting as] special counsel for [each of] the Acquiring Fund [Parties], dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

(i) based solely on its review of a certificate, and a bringdown verification thereof, issued by the Secretary of State of the State of Maryland with respect to the Acquiring Fund’s existence and good standing in the State of Maryland, the Acquiring Fund is validly existing and in good standing under the Maryland General Corporations Law (“MGCL”);

(ii) [based solely on its review of a certificate, and a bringdown verification thereof, issued by the Secretary of the Commonwealth of Massachusetts with respect to the Merger Subsidiary’s existence and good standing in the Commonwealth of Massachusetts, the Merger Subsidiary is validly existing and in good standing under the Massachusetts Limited Liability Company Act (“MLLCA”);]

(iii) the Acquiring Fund is registered as a diversified closed-end management investment company under the 1940 Act;

(iv) the Acquiring Fund has the corporate power and authority to execute, deliver and perform all of its obligations under this Agreement under the MGCL;

(v) [the Merger Subsidiary has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the MLLCA;]

(vi) this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of New York;

(vii) [this Agreement constitutes a valid and binding obligation of the Merger Subsidiary, enforceable against the Merger Subsidiary in accordance with its terms under the laws of the State of New York;]

(viii) Neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement (i) conflicts with the charter or by-laws of the Acquiring Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates any law, rule or regulation of the State of New York, the State of Maryland or the United States of America;

(ix) [Neither the execution and delivery by the Merger Subsidiary of this Agreement nor the performance by the Merger Subsidiary of its obligations under this Agreement (i) conflicts with the operating agreement of Merger Subsidiary; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Merger Subsidiary; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Merger Subsidiary; or (iv) violates any law, rule or regulation of the State of New York, the Commonwealth of Massachusetts or the United States of America;]

(x) neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(xi) [neither the execution and delivery by the Merger Subsidiary of this Agreement nor the enforceability of this Agreement against the Merger Subsidiary requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and]

(xii) the Acquiring Fund Common Shares have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the MGCL and when the issuance and sale thereof are duly recorded in the share record books of the Acquiring Fund and when the securities are delivered to and paid for by the Target Fund in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable (except as provided for in Acquiring Fund’s charter or applicable law) and free and clear of any preemptive rights or any similar rights arising under the MGCL.

(f) That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund [Parties], dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That all proceedings taken by the Acquiring Fund [Parties] and [its/their] counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund [Parties], be contemplated by the SEC.

9. CONDITIONS OF THE ACQUIRING FUND [PARTIES].

The obligations of the Acquiring Fund [Parties] hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of the Acquiring Fund and by an affirmative vote of the Acquiring Fund Shareholders representing a majority of the outstanding shares entitled to vote on the Reorganization; and that the Target Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, and a certificate setting forth the vote of the Target Fund Shareholders approving the Reorganization and certified by its Secretary.

(b) [That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Manager of the Merger Subsidiary and by the Acquiring Fund as the sole member of the Merger Subsidiary.]

(c) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund [Parties] the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the its portfolio securities since that date or changes in the market value of the its portfolio securities.

(d) That the Target Fund shall have furnished to the Acquiring Fund [Parties] a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Acquiring Fund [Parties] shall have received the opinion of Skadden [or local Maryland counsel, as applicable], [each] acting as, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund [Parties], substantially in the form and to the effect that:

(i) based solely on its review of a certificate, and a bringdown verification thereof, issued by the Secretary of [State of the State of Delaware/State of the State of Maryland/the Commonwealth of Massachusetts] with respect to the Target Fund’s [existence and good standing in the State of Delaware/existence and good standing in the State of Maryland/legal existence with the office of the Secretary of the Commonwealth of Massachusetts], the Target Fund [is validly existing and in good standing under the Delaware Statutory Trust Act (“DSTA”)/is validly existing and in good standing under the MGCL/has legal existence under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest];

(ii) the Target Fund is registered as a diversified closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the [statutory trust/corporate] power and authority [as a Massachusetts business trust] to execute, deliver and perform all of its obligations under this Agreement under the [DSTA/MGCL/laws of the Commonwealth of Massachusetts];

(iv) this Agreement has been duly authorized, executed and delivered by all requisite [statutory trust/corporate] action on the part of the Target Fund under the [DSTA/MGCL /laws of the Commonwealth of Massachusetts];

(v) this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of New York;

(vi) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement (i) conflicts with the [charter/agreement and declaration of trust/declaration of trust] or by-laws of the Target Fund; (ii) constitutes a violation of, or default under any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates [the DSTA/MGCL or] any law rule or regulation of [the Commonwealth of Massachusetts,] State of New York or the United States of America; and

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of New York or the United States of America except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(g) That the Acquiring Fund [Parties] shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund [Parties], that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund [Parties].

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(j) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by [•], this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund [and the Manager of the Merger Subsidiary].

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, [managers, members,] officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents, shareholders, [managers or members] shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent, shareholder, [manager or member] of the Funds against any liability to the entity for which that officer, director, trustee, agent, shareholder, [manager or member] so acts or to its shareholders or members, to which that officer, director, trustee, agent, shareholders, [manager or member] otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, [managers,] agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [NAME OF TARGET FUND] c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund [Parties]. Notice to the Acquiring Fund [Parties] shall be addressed to BlackRock Corporate High Yield Fund VI, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund [Parties] may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards[ or Manager, as applicable], at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or Acquiring

Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, [managers, members,] shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund [and the Manager of the Merger Subsidiary] and signed by an authorized officer of each of the Acquiring Fund and the Target Fund [and by an authorized officer of the Manager of the Merger Subsidiary], acting as such, and neither such authorization by such Board [or the Manager, as applicable], nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BlackRock Corporate High Yield Fund VI, Inc.

By:
Name:
Title:

[Merger Subsidiary]

[By:	]
[Name:]
[Title:]

[Target Fund]

By:
Name:
Title:

APPENDIX B

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Common Stocks	Shares							Value
Auto Components - 0.6%
Dana Holding Corp.	109,649	59,109	91,707	10,286	—	178,397	449,148	$1,834,428	$988,893	$1,534,258	$172,085	—	$2,984,582	$7,514,246
Delphi Automotive Plc (a)	8,200	8,900	13,100	1,500	—	13,700	45,400	340,518	369,587	543,998	62,290	—	568,610	1,885,003

								2,174,946	1,358,480	2,078,256	234,375	—	3,553,192	9,399,249

Biotechnology - 0.0%
Ironwood Pharmaceuticals, Inc. (a)	6,540	7,130	10,590	1,210	—	11,018	36,488	97,642	106,451	158,109	18,065	—	164,499	544,766

Capital Markets - 1.6%
American Capital Ltd. (a)	257,408	281,903	412,530	46,052	—	433,202	1,431,095	3,598,564	3,941,004	5,767,169	643,807	—	6,056,164	20,006,708
E*Trade Financial Corp. (a)	68,100	74,600	109,400	4,900	—	116,200	373,200	729,351	798,966	1,171,674	52,479	—	1,244,502	3,996,972
Uranium Participation Corp. (a)	33,680	35,440	53,140	—	—	54,600	176,860	174,401	183,515	275,169	—	—	282,729	915,814

								4,502,316	4,923,485	7,214,012	696,286	—	7,583,395	24,919,494

Chemicals - 0.4%
ADA-ES, Inc. (a)	1,670	1,820	2,690	300	—	2,810	9,290	44,372	48,357	71,473	7,971	—	74,662	246,835
CF Industries Holdings, Inc.	3,200	3,600	5,300	500	—	5,500	18,100	642,656	722,988	1,064,399	100,415	—	1,104,565	3,635,023
Huntsman Corp.	31,600	34,500	51,100	5,600	—	53,600	176,400	544,468	594,435	880,453	96,488	—	923,528	3,039,372

								1,231,496	1,365,780	2,016,325	204,874	—	2,102,755	6,921,230

Commercial Banks - 0.5%
CIT Group, Inc. (a)	36,681	39,377	57,665	5,216	—	60,104	199,043	1,535,467	1,648,321	2,413,857	218,342	—	2,515,953	8,331,940

Communications Equipment - 0.2%
Loral Space & Communications Ltd.	11,463	12,778	19,132	—	—	21,531	64,904	667,605	744,191	1,114,248	—	—	1,253,965	3,780,009

Containers & Packaging - 0.0%
Smurfit Kappa Plc	3,634	—	—	—	—	—	3,634	56,360	—	—	—	—	—	56,360

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Common Stocks	Shares							Value
Diversified Financial Services - 0.7%
Bank of America Corp.	22,100	24,100	35,400	4,000	—	37,100	122,700	$248,183	$270,643	$397,542	$44,920	—	$416,633	$1,377,921
Kcad Holdings I Ltd.	269,089,036	281,902,800	422,854,200	—	128,137,634	461,295,490	1,563,279,160	1,816,351	1,902,844	2,854,266	—	$864,929	3,113,744	10,552,134

								2,064,534	2,173,487	3,251,808	44,920	864,929	3,530,377	11,930,055

Diversified Telecommunication Services - 0.2%
Broadview Networks Holdings, Inc. (a)	32,500	33,638	49,725	6,337	15,600	54,600	192,400	217,425	225,035	332,660	42,394	104,364	365,274	1,287,152
Level 3 Communications, Inc. (a)	20,920	22,280	33,620	4,300	—	34,800	115,920	417,981	445,154	671,728	85,914	—	695,304	2,316,081

								635,406	670,189	1,004,388	128,308	104,364	1,060,578	3,603,233

Electrical Equipment - 0.0%
Medis Technologies Ltd. (a)	67,974	70,784	109,685	—	—	116,910	365,353	1	1	1	—	—	1	4

Energy Equipment & Services - 0.8%
Laricina Energy Ltd. (a)	35,294	35,294	70,588	—	—	70,588	211,764	1,197,857	1,197,857	2,395,714	—	—	2,395,714	7,187,142
Osum Oil Sands Corp. (a)	74,000	82,000	120,000	—	—	124,000	400,000	977,697	1,083,394	1,585,454	—	—	1,638,303	5,284,848

								2,175,554	2,281,251	3,981,168	—	—	4,034,017	12,471,990

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Common Stocks	Shares							Value
Hotels, Restaurants & Leisure - 0.2%
Caesars Entertainment Corp. (a)	39,748	39,748	59,623	6,704	—	59,623	205,446	$496,850	$496,850	$745,288	$83,800	—	$745,288	$2,568,076
Travelport LLC (a)	70,685	76,940	113,632	12,460	35,081	118,935	427,733	707	769	1,136	125	$351	1,189	4,277

								497,557	497,619	746,424	83,925	351	746,477	2,572,353

Insurance - 1.0%
American International Group, Inc. (a)	76,001	79,040	117,041	11,116	—	122,977	406,175	2,888,798	3,004,310	4,448,728	422,519	—	4,674,356	15,438,711

Media - 1.2%
Belo Corp., Class A	20,724	23,782	32,921	—	—	36,341	113,768	179,055	205,477	284,438	—	—	313,986	982,956
Charter Communications, Inc., Class A (a)	38,669	42,179	63,429	4,631	—	65,587	214,495	3,340,615	3,643,844	5,479,631	400,072	—	5,666,061	18,530,223
Clear Channel Outdoor Holdings, Inc., Class A (a)	8,934	9,964	14,202	—	—	14,553	47,653	67,899	75,726	107,935	—	—	110,603	362,163

								3,587,569	3,925,047	5,872,004	400,072	—	6,090,650	19,875,342

Metals & Mining - 0.1%
African Minerals Ltd. (a)	40,400	47,050	65,551	—	—	72,301	225,302	172,616	201,030	280,079	—	—	308,919	962,644
Peninsula Energy Ltd. (a)	6,975,317	7,628,138	11,250,902	—	—	11,756,996	37,611,353	233,057	254,868	375,911	—	—	392,821	1,256,657

								405,673	455,898	655,990	—	—	701,740	2,219,301

Oil, Gas & Consumable Fuels - 0.0%
African Petroleum Corp. Ltd. (a)	180,300	196,300	294,600	17,200	—	307,100	995,500	34,992	38,097	57,175	3,338	—	59,601	193,203

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Common Stocks	Shares							Value
Paper & Forest Products - 0.9%
Ainsworth Lumber Co. Ltd. (a)	146,558	489,913	728,451	8,875	—	773,706	2,147,503	$464,722	$1,553,470	$2,309,852	$28,142	—	$2,453,351	$6,809,537
Ainsworth Lumber Co. Ltd. (a)(b)	41,686	140,415	208,741	2,507	—	221,591	614,940	131,778	443,882	659,875	7,925	—	700,496	1,943,956
NewPage Corp. (a)	7,740	8,280	12,520	1,460	3,980	13,400	47,380	657,900	703,800	1,064,200	124,100	$338,300	1,139,000	4,027,300
Western Forest Products, Inc. (a)	147,968	158,023	74,889	—	—	—	380,880	188,659	201,479	95,483	—	—	—	485,621
Western Forest Products, Inc. (a)	41,528	45,762	74,936	—	—	78,039	240,265	50,337	55,469	90,831	—	—	94,593	291,230

								1,493,396	2,958,100	4,220,241	160,167	338,300	4,387,440	13,557,644

Semiconductors & Semiconductor Equipment - 0.3%
Freescale Semiconductor Ltd. (a)	3,716	4,464	6,695	747	—	6,695	22,317	57,338	68,879	103,304	11,526	—	103,304	344,351
NXP Semiconductors NV (a)	8,710	9,532	14,053	1,568	—	14,683	48,546	281,507	308,074	454,193	50,678	—	474,555	1,569,007
Spansion, Inc., Class A (a)	37,172	39,567	58,263	—	—	63,578	198,580	437,143	465,308	685,173	—	—	747,677	2,335,301
SunPower Corp. (a)	123	271	200	—	—	431	1,025	1,444	3,182	2,348	—	—	5,060	12,034

								777,432	845,443	1,245,018	62,204	—	1,330,596	4,260,693

Software - 0.1%
Bankruptcy Management Solutions, Inc. (a)	468	501	737	91	251	787	2,835	4	5	7	1	3	8	28
HMH Holdings/EduMedia (a)	19,102	20,718	30,127	3,231	9,409	31,742	114,329	350,202	379,821	552,312	59,237	172,491	581,930	2,095,993

								350,206	379,826	552,319	59,238	172,494	581,938	2,096,021

Total Common Stocks - 8.8%								25,176,950	27,375,976	41,030,071	2,736,633	1,480,438	44,371,530	142,171,598

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Aerospace & Defense - 1.0%
Bombardier, Inc., 4.25%, 01/15/16 (b)	USD	560	610	900	100	265	940	3,375	$581,000	$632,875	$933,750	$103,750	$274,938	$975,250	$3,501,563
Huntington Ingalls Industries, Inc., 6.88%, 03/15/18	USD	145	160	240	110	100	260	1,015	157,958	174,300	261,450	119,831	108,938	283,238	1,105,715
Huntington Ingalls Industries, Inc., 7.13%, 03/15/21	USD	235	260	375	—	125	410	1,405	256,150	283,400	408,750	—	136,250	446,900	1,531,450
Kratos Defense & Security Solutions, Inc., 10.00%, 06/01/17	USD	796	846	1,244	210	398	1,274	4,768	878,585	933,772	1,373,065	231,788	439,292	1,406,177	5,262,679
Meccanica Holdings USA, Inc., 6.25%, 07/15/19 (b)	USD	405	535	690	—	—	690	2,320	416,170	549,755	709,030	—	—	709,030	2,383,985
Spirit Aerosystems, Inc., 7.50%, 10/01/17	USD	309	337	498	—	147	521	1,812	327,540	357,220	527,880	—	155,820	552,260	1,920,720

									2,617,403	2,931,322	4,213,925	455,369	1,115,238	4,372,855	15,706,112

Air Freight & Logistics - 0.3%
National Air Cargo Group, Inc., Series 1, 12.38%, 09/02/15	USD	510	554	822	92	257	—	2,235	513,043	557,335	826,775	92,274	258,367	—	2,247,794
National Air Cargo Group, Inc., Series 2, 12.38%, 08/16/15	USD	517	561	833	93	260	—	2,264	519,451	564,296	837,101	93,427	261,594	—	2,275,869

									1,032,494	1,121,631	1,663,876	185,701	519,961	—	4,523,663

Airlines - 1.7%
American Airlines Pass-Through Trust, Series 2011-2, Class A 8.63%, 04/15/23	USD	623	672	999	185	309	1,047	3,835	648,240	699,082	1,039,334	192,614	321,675	1,089,199	3,990,144
Continental Airlines, Inc. Pass-Through Trust, Series 1997-4, Class B 6.90%, 07/02/18	USD	181	188	34	—	—	538	941	183,540	190,338	33,989	—	—	543,821	951,688

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Airlines (continued)
Continental Airlines Pass-Through Trust, Series 2010-1, Class B 6.00%, 07/12/20	USD	326	408	571	82	163	571	2,121	$336,142	$420,177	$588,248	$84,035	$168,071	$588,248	$2,184,921
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 04/29/18	USD	850	930	1,370	155	405	1,435	5,145	847,875	927,675	1,366,575	154,613	403,987	1,431,412	5,132,137
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1 6.72%, 07/02/24	USD	531	585	867	100	261	904	3,248	587,797	647,495	959,763	110,212	289,307	1,001,092	3,595,666
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B 9.75%, 06/17/18	USD	167	185	257	—	90	272	971	185,363	205,325	285,173	—	99,811	302,284	1,077,956
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B 6.38%, 07/02/17	USD	447	500	800	—	—	900	2,647	465,997	521,250	834,000	—	—	938,250	2,759,497
US Airways Pass-Through Trust, Series 2011-1, Class C 10.88%, 10/22/14	USD	517	566	837	90	254	878	3,142	545,386	597,328	883,006	95,226	268,365	926,291	3,315,602
US Airways Pass-Through Trust, Series 2012-1, Class C 9.13%, 10/01/15	USD	390	418	622	74	186	650	2,340	417,300	447,260	665,540	79,180	199,020	695,500	2,503,800
US Airways Pass-Through Trust, Series 2012-2, Class B 6.75%, 12/03/22	USD	300	300	600	60	150	600	2,010	313,500	313,500	627,000	62,700	156,750	627,000	2,100,450

									4,531,140	4,969,430	7,282,628	778,580	1,906,986	8,143,097	27,611,861

Auto Components - 2.0%
Continental Rubber of America Corp., 4.50%, 09/15/19 (b)	USD	150	150	300	—	—	300	900	153,000	153,000	306,000	—	—	306,000	918,000
Dana Holding Corp., 6.75%, 02/15/21	USD	410	450	660	180	200	700	2,600	446,388	489,937	718,575	195,975	217,750	762,125	2,830,750
Delphi Corp., 6.13%, 05/15/21	USD	65	75	115	15	35	115	420	70,850	81,750	125,350	16,350	38,150	125,350	457,800
Delphi Corp., 5.00%, 02/15/23	USD	140	150	225	25	65	235	840	145,775	156,188	234,281	26,031	67,681	244,694	874,650
Icahn Enterprises LP, 4.00%, 08/15/13 (b)(c)(d)	USD	—	255	—	—	—	—	255	—	255,638	—	—	—	—	255,638

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Auto Components (continued)
Icahn Enterprises LP, 8.00%, 01/15/18	USD	2,775	2,805	4,455	650	1,510	4,690	16,885	$2,972,719	$3,004,856	$4,772,419	$696,312	$1,617,588	$5,024,162	$18,088,056
IDQ Holdings, Inc., 11.50%, 04/01/17 (b)	USD	355	380	585	85	155	595	2,155	388,725	416,100	640,575	93,075	169,725	651,525	2,359,725
Jaguar Land Rover Automotive Plc (FKA Jaguar Land Rover Plc), 8.25%, 03/15/20	GBP	439	482	712	100	—	745	2,478	746,702	819,842	1,211,053	170,092	—	1,267,183	4,214,872
Titan International, Inc., 7.88%, 10/01/17	USD	430	465	685	—	190	720	2,490	461,175	498,712	734,662	—	203,775	772,200	2,670,524

									5,385,334	5,876,023	8,742,915	1,197,835	2,314,669	9,153,239	32,670,015

Beverages - 0.1%
Crown European Holdings SA, 7.13%, 08/15/18 (b)	EUR	174	198	230	—	114	244	960	245,907	279,825	325,049	—	161,111	344,835	1,356,727
Crown European Holdings SA, 7.13%, 08/15/18	EUR	71	88	91	92	50	52	444	100,341	124,367	128,607	130,020	70,663	73,489	627,487
Refresco Group BV, 7.38%, 05/15/18	EUR	—	—	107	—	—	212	319	—	—	146,022	—	—	289,315	435,337

									346,248	404,192	599,678	130,020	231,774	707,639	2,419,551

Building Products - 0.9%
Building Materials Corp. of America, 7.00%, 02/15/20 (b)	USD	500	530	810	20	430	840	3,130	541,250	573,725	876,825	21,650	465,475	909,300	3,388,225
Building Materials Corp. of America, 6.75%, 05/01/21 (b)	USD	710	790	1,170	160	350	1,220	4,400	762,363	848,262	1,256,288	171,800	375,812	1,309,975	4,724,500
Grohe Holding GmbH, 8.75%, 12/15/17 (d)	EUR	100	100	100	—	—	100	400	136,756	136,756	136,756	—	—	136,756	547,024

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Building Products (continued)
Momentive Performance Materials, Inc., 8.88%, 10/15/20	USD	320	350	515	60	155	540	1,940	$328,400	$359,188	$528,519	$61,575	$159,069	$554,175	$1,990,926
USG Corp., 9.75%, 01/15/18	USD	645	715	1,045	115	315	1,100	3,935	758,681	841,019	1,229,181	135,269	370,519	1,293,875	4,628,544

									2,527,450	2,758,950	4,027,569	390,294	1,370,875	4,204,081	15,279,219

Capital Markets - 0.4%
E*Trade Financial Corp., 0.00%, 08/31/19 (b)(c)(e)	USD	226	244	356	—	—	380	1,206	236,311	255,133	372,242	—	—	397,338	1,261,024
E*Trade Financial Corp., Series A 0.00%, 08/31/19 (c)(e)	USD	—	7	—	71	295	—	373	—	7,319	—	74,239	308,460	—	390,018
KKR Group Finance Co. LLC, 6.38%, 09/29/20 (b)	USD	400	450	670	85	200	695	2,500	470,391	529,189	787,904	99,958	235,195	817,303	2,939,940
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)	USD	435	473	699	47	209	729	2,592	437,175	475,365	702,495	47,235	210,045	732,645	2,604,960

									1,143,877	1,267,006	1,862,641	221,432	753,700	1,947,286	7,195,942

Chemicals - 3.5%
Axiall Corp., 4.88%, 05/15/23 (b)	USD	162	177	260	29	76	272	976	164,430	179,655	263,900	29,435	77,140	276,080	990,640
Basell Finance Co. BV, 8.10%, 03/15/27 (b)	USD	380	420	610	60	—	645	2,115	501,600	554,400	805,200	79,200	—	851,400	2,791,800
Celanese US Holdings LLC, 5.88%, 06/15/21	USD	1,187	1,292	1,905	234	632	2,015	7,265	1,296,797	1,411,510	2,081,212	255,645	690,460	2,201,387	7,937,011
Ciech Group Financing AB, 9.50%, 11/30/19	EUR	140	160	137	—	—	137	574	199,227	227,688	194,958	—	—	194,958	816,831
Eagle Spinco, Inc., 4.63%, 02/15/21 (b)	USD	343	375	552	64	163	576	2,073	348,574	381,094	560,970	65,040	165,649	585,360	2,106,687
Huntsman International LLC, 8.63%, 03/15/21	USD	155	170	250	25	80	265	945	175,150	192,100	282,500	28,250	90,400	299,450	1,067,850

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Chemicals (continued)
INEOS Finance Plc, 7.50%, 05/01/20 (b)	USD	405	370	570	75	195	590	2,205	$436,387	$398,675	$614,175	$80,812	$210,112	$635,725	$2,375,886
INEOS Finance Plc, 8.38%, 02/15/19 (b)	USD	—	—	—	100	—	—	100	—	—	—	109,500	—	—	109,500
Kraton Polymers LLC, 6.75%, 03/01/19	USD	115	125	185	20	55	195	695	119,600	130,000	192,400	20,800	57,200	202,800	722,800
LyondellBasell Industries NV, 5.75%, 04/15/24	USD	2,390	2,610	3,870	485	1,210	4,050	14,615	2,778,375	3,034,125	4,498,875	563,812	1,406,625	4,708,125	16,989,937
Nexeo Solutions LLC, 8.38%, 03/01/18	USD	85	90	135	15	40	145	510	83,088	87,975	131,962	14,663	39,100	141,738	498,526
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)	USD	205	225	335	35	100	350	1,250	217,300	238,500	355,100	37,100	106,000	371,000	1,325,000
Orion Engineered Carbons Bondco GmbH (FKA Kinove German Bondco GmbH), 10.00%, 06/15/18	EUR	315	342	505	—	148	532	1,842	456,485	495,613	731,681	—	213,896	770,808	2,668,483
Orion Engineered Carbons Bondco GmbH, 9.63%, 06/15/18 (b)	USD	—	—	—	200	—	—	200	—	—	—	220,000	—	—	220,000
OXEA Finance/Cy SCA, 9.63%, 07/15/17 (b)	USD	330	—	—	—	—	—	330	471,888	—	—	—	—	—	471,888
PolyOne Corp., 7.38%, 09/15/20	USD	200	215	320	35	100	335	1,205	221,500	238,112	354,400	38,763	110,750	371,013	1,334,538
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	USD	685	745	1,095	125	325	1,140	4,115	708,975	771,075	1,133,325	129,375	336,375	1,179,900	4,259,025
Tronox Finance LLC, 6.38%, 08/15/20 (b)	USD	1,241	1,357	1,997	158	644	2,094	7,491	1,233,244	1,348,519	1,984,519	157,012	639,975	2,080,912	7,444,181
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 5.75%, 02/01/21	EUR	100	200	100	—	—	100	500	133,166	266,332	133,166	—	—	133,166	665,830

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Chemicals (continued)
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.38%, 05/01/21 (b)	USD	328	357	525	—	—	550	1,760	$339,480	$369,495	$543,375	—	—	$569,250	$1,821,600

									9,885,266	10,324,868	14,861,718	$1,829,407	$4,143,682	15,573,072	56,618,013

Commercial Banks - 1.0%
CIT Group, Inc., 5.25%, 03/15/18	USD	510	550	830	130	1,440	860	4,320	548,250	591,250	892,250	139,750	1,548,000	924,500	4,644,000
CIT Group, Inc., 6.63%, 04/01/18 (b)	USD	285	310	455	50	285	475	1,860	323,475	351,850	516,425	56,750	323,475	539,125	2,111,100
CIT Group, Inc., 5.50%, 02/15/19 (b)	USD	490	530	790	80	240	840	2,970	532,875	576,375	859,125	87,000	261,000	913,500	3,229,875
CIT Group, Inc., 5.00%, 08/15/22	USD	430	480	710	70	210	740	2,640	460,100	513,600	759,700	74,900	224,700	791,800	2,824,800
CIT Group, Inc., 6.00%, 04/01/36	USD	500	550	810	90	—	850	2,800	489,815	538,796	793,500	88,167	—	832,686	2,742,964

									2,354,515	2,571,871	3,821,000	446,567	2,357,175	4,001,611	15,552,739

Commercial Services & Supplies - 2.2%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)	USD	256	279	412	46	122	431	1,546	275,200	299,925	442,900	49,450	131,150	463,325	1,661,950
ARAMARK Holdings Corp., 8.63%, 05/01/16 (b)(g)	USD	405	440	650	70	190	680	2,435	413,104	448,804	663,006	71,401	193,802	693,607	2,483,724
ARAMARK Holdings Corp., 5.75%, 03/15/20 (b)(f)	USD	596	655	962	108	282	1,005	3,608	607,920	668,100	981,240	110,160	287,640	1,025,100	3,680,160
Aviation Capital Group Corp., 6.75%, 04/06/21 (b)	USD	500	540	800	92	230	840	3,002	541,171	584,465	865,874	99,576	248,939	909,168	3,249,193

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Commercial Services & Supplies (continued)
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (b)	USD	—	102	223	162	162	142	791	—	$106,898	$234,158	$169,680	$169,680	$149,318	$829,734
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	USD	24	25	38	7	9	43	146	$25,800	26,875	40,850	7,525	9,675	46,225	156,950
Casella Waste Systems, Inc., 7.75%, 02/15/19	USD	49	54	79	—	25	83	290	46,918	51,705	75,643	—	23,938	79,473	277,677
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (b)	USD	571	622	918	101	270	959	3,441	578,137	629,775	929,475	102,262	273,375	970,987	3,484,011
Clean Harbors, Inc., 5.25%, 08/01/20	USD	484	528	780	88	233	817	2,930	498,520	543,840	803,400	90,640	239,990	841,510	3,017,900
Covanta Holding Corp., 6.38%, 10/01/22	USD	585	635	940	135	280	985	3,560	634,336	688,553	1,019,275	146,385	303,614	1,068,070	3,860,233
EC Finance Plc, 9.75%, 08/01/17	EUR	451	503	621	—	—	677	2,252	640,323	714,152	881,687	—	—	961,194	3,197,356
HDTFS, Inc., 5.88%, 10/15/20 (b)	USD	60	65	95	10	40	100	370	62,400	67,600	98,800	10,400	41,600	104,000	384,800
HDTFS, Inc., 6.25%, 10/15/22 (b)	USD	245	265	395	45	115	410	1,475	263,375	284,875	424,625	48,375	123,625	440,750	1,585,625
Mead Products LLC/ACCO Brands Corp., 6.75%, 04/30/20 (b)	USD	71	76	112	14	34	117	424	75,171	80,465	118,580	14,823	35,998	123,874	448,911
Mobile Mini, Inc., 7.88%, 12/01/20	USD	335	365	545	60	165	570	2,040	372,688	406,063	606,313	66,750	183,562	634,125	2,269,501
RSC Equipment Rental, Inc., 8.25%, 02/01/21	USD	429	468	686	77	210	718	2,588	486,379	530,595	777,752	87,299	238,087	814,033	2,934,145
Verisure Holding AB, 8.75%, 09/01/18	EUR	169	184	174	100	—	275	902	238,289	259,439	245,339	140,999	—	387,748	1,271,814
Verisure Holding AB, 8.75%, 12/01/18	EUR	100	100	134	—	—	139	473	133,166	133,166	178,443	—	—	185,101	629,876
West Corp., 8.63%, 10/01/18	USD	125	135	205	25	65	210	765	133,125	143,775	218,325	26,625	69,225	223,650	814,725

									6,026,022	6,669,070	9,605,685	1,242,350	2,573,900	10,121,258	36,238,285

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Communications Equipment - 1.1%
Alcatel-Lucent USA, Inc., 6.50%, 01/15/28	USD	55	60	85	10	—	90	300	$42,350	$46,200	$65,450	$7,700	—	$69,300	$231,000
Alcatel-Lucent USA, Inc., 6.45%, 03/15/29	USD	169	185	279	32	—	288	953	131,398	143,837	216,922	24,880	—	223,920	740,957
Avaya, Inc., 9.75%, 11/01/15	USD	523	629	893	34	310	936	3,325	514,501	618,779	878,489	33,448	$304,962	920,790	3,270,969
Brocade Communications Systems, Inc., 4.63%, 01/15/23 (b)	USD	—	—	—	—	90	—	90	—	—	—	—	87,750	—	87,750
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 01/01/20	USD	870	950	1,400	155	430	1,480	5,285	972,225	1,061,625	1,564,500	173,212	480,525	1,653,900	5,905,987
Zayo Group LLC/Zayo Capital, Inc., 10.13%, 07/01/20	USD	1,160	1,270	1,880	220	560	1,960	7,050	1,360,100	1,489,075	2,204,300	257,950	656,600	2,298,100	8,266,125

									3,020,574	3,359,516	4,929,661	497,190	1,529,837	5,166,010	18,502,788

Computers & Peripherals - 0.2%
EMC Corp., Series B 1.75%, 12/01/13 (c)	USD	186	201	298	31	89	307	1,112	269,002	290,696	430,983	44,834	128,716	443,999	1,608,230
NCR Corp., 5.00%, 07/15/22 (b)	USD	—	—	—	—	120	—	120	—	—	—	—	119,400	—	119,400
SanDisk Corp., 1.50%, 08/15/17 (c)	USD	255	285	425	50	130	445	1,590	313,969	350,907	523,281	61,562	160,063	547,906	1,957,688

									582,971	641,603	954,264	106,396	408,179	991,905	3,685,318

Construction & Engineering - 0.3%
Boart Longyear Management Property Ltd., 7.00%, 04/01/21	USD	175	200	275	35	90	300	1,075	181,563	207,500	285,312	36,313	93,375	311,250	1,115,313
H&E Equipment Services, Inc., 7.00%, 09/01/22 (b)	USD	408	441	654	79	193	687	2,462	446,760	482,895	716,130	86,505	211,335	752,265	2,695,890
Weekley Homes LLC, 6.00%, 02/01/23 (b)	USD	143	156	230	26	67	240	862	145,860	159,120	234,600	26,520	68,340	244,800	879,240

									774,183	849,515	1,236,042	149,338	373,050	1,308,315	4,690,443

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Construction Materials - 2.1%
Buzzi Unicem SpA, 6.25%, 09/28/18	EUR	126	138	201	—	—	213	678	$176,952	$193,804	$282,280	—	—	$299,133	$952,169
HD Supply, Inc., 8.13%, 04/15/19 (b)	USD	1,170	1,265	1,870	215	560	1,970	7,050	1,317,712	1,424,706	2,106,087	$242,144	$630,700	2,218,712	7,940,061
HD Supply, Inc., 11.00%, 04/15/20 (b)	USD	1,215	1,325	1,945	215	590	2,045	7,335	1,464,075	1,596,625	2,343,725	259,075	710,950	2,464,225	8,838,675
HD Supply, Inc., 7.50%, 07/15/20 (b)	USD	1,783	1,947	2,855	336	917	2,995	10,833	1,785,229	1,949,434	2,858,569	336,420	918,146	2,998,744	10,846,542
HD Supply, Inc., 11.50%, 07/15/20 (b)	USD	480	520	775	85	620	810	3,290	553,200	599,300	893,188	97,963	714,550	933,525	3,791,726
HeidelbergCement AG, 7.50%, 04/03/20	EUR	51	54	81	—	—	83	269	80,233	84,952	127,428	—	—	130,574	423,187
Xefin Lux SCA, 8.00%, 06/01/18	USD	—	—	—	100	—	—	100	—	—	—	140,183	—	—	140,183
Xefin Lux SCA, 8.00%, 06/01/18 (b)	USD	233	254	376	—	—	393	1,256	326,627	356,066	527,090	—	—	550,921	1,760,704

									5,704,028	6,204,887	9,138,367	1,075,785	2,974,346	9,595,834	34,693,247

Consumer Finance - 0.4%
Credit Acceptance Corp., 9.13%, 02/01/17	USD	435	445	660	80	220	710	2,550	474,150	485,050	719,400	87,200	239,800	773,900	2,779,500
Ford Motor Credit Co. LLC, 12.00%, 05/15/15	USD	670	—	—	120	330	—	1,120	813,212	—	—	145,650	400,537	—	1,359,399
Ford Motor Credit Co. LLC, 6.63%, 08/15/17	USD	131	—	—	230	—	—	361	152,982	—	—	268,594	—	—	421,576
Ford Motor Credit Co. LLC, 5.88%, 08/02/21	USD	—	—	—	200	—	—	200	—	—	—	228,108	—	—	228,108
Ford Motor Credit Co. LLC, 8.13%, 01/15/20	USD	—	—	—	—	500	—	500	—	—	—	—	629,908	—	629,908
Springleaf Finance, 6.90%, 12/15/17	USD	—	—	155	—	—	160	315	—	—	151,900	—	—	156,800	308,700

									1,440,344	485,050	871,300	729,552	1,270,245	930,700	5,727,191

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Containers & Packaging - 2.1%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17	EUR	—	—	100	—	—	100	200	—	—	$141,652	—	—	$141,652	$283,304
Ardagh Packaging Finance Plc, 7.38%, 10/15/17	EUR	200	200	200	—	—	200	800	$283,304	$283,304	283,304	—	—	283,304	1,133,216
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	USD	200	200	200	—	—	200	800	217,750	217,750	217,750	—	—	217,750	871,000
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (b)	EUR	335	375	600	—	285	574	2,169	474,535	531,195	849,913	—	$403,709	813,083	3,072,435
Ardagh Packaging Finance Plc, 7.00%, 11/15/20 (b)	USD	441	480	912	200	200	945	3,178	442,102	481,200	914,280	$200,500	200,500	947,362	3,185,944
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (b)	USD	409	409	459	—	200	470	1,947	447,855	447,855	502,605	—	219,000	514,650	2,131,965
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (b)	USD	365	395	590	200	200	615	2,365	397,850	430,550	643,100	218,000	218,000	670,350	2,577,850
Ardagh Packaging Finance Plc, 4.88%, 11/15/22 (b)	USD	200	200	218	—	200	228	1,046	197,000	197,000	214,730	—	197,000	224,580	1,030,310
Ardagh Packaging Finance Plc, 5.00%, 11/15/22	EUR	200	220	320	—	—	360	1,100	259,152	285,067	414,643	—	—	466,473	1,425,335
Berry Plastics Corp., 4.18%, 09/15/14 (d)	USD	275	300	445	50	135	465	1,670	275,000	300,000	445,000	50,000	135,000	465,000	1,670,000
Berry Plastics Corp., 8.25%, 11/15/15	USD	110	115	175	20	55	185	660	114,642	119,853	182,385	20,844	57,321	192,807	687,852
Berry Plastics Corp., 9.75%, 01/15/21	USD	170	185	270	30	85	280	1,020	196,350	213,675	311,850	34,650	98,175	323,400	1,178,100
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	617	706	867	—	—	882	3,072	807,699	924,207	1,134,968	—	—	1,154,604	4,021,478
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 02/01/21	USD	10	11	16	2	5	17	61	10,900	11,990	17,440	2,180	5,450	18,530	66,490
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23 (b)	USD	112	122	180	20	52	189	675	109,480	119,255	175,950	19,550	50,830	184,748	659,813

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Containers & Packaging (continued)
GCL Holdings SCA, 9.38%, 04/15/18 (b)	EUR	244	267	394	—	120	414	1,439	$345,695	$378,281	$558,212	—	$170,014	$586,548	$2,038,750
Graphic Packaging International, Inc., 7.88%, 10/01/18	USD	340	375	550	60	175	580	2,080	374,000	412,500	605,000	$66,000	192,500	638,000	2,288,000
Pactiv LLC, 7.95%, 12/15/25	USD	377	412	605	68	177	632	2,271	353,438	386,250	567,187	63,750	165,937	592,500	2,129,062
Tekni-Plex, Inc., 9.75%, 06/01/19 (b)	USD	509	553	815	92	243	849	3,061	562,444	611,065	900,575	101,660	268,515	938,145	3,382,404

									5,869,196	6,350,997	9,080,544	777,134	2,381,951	9,373,486	33,833,308

Distributors - 0.5%
VWR Funding, Inc., 7.25%, 09/15/17 (b)	USD	1,260	1,374	2,030	229	605	2,126	7,624	1,326,150	1,446,135	2,136,575	241,023	636,763	2,237,615	8,024,261

Diversified Consumer Services - 2.0%
313 Group, Inc., 6.38%, 12/01/19 (b)	USD	903	987	1,456	165	432	1,527	5,470	880,425	962,325	1,419,600	160,875	421,200	1,488,825	5,333,250
313 Group, Inc., 8.75%, 12/01/20 (b)	USD	547	597	882	98	261	924	3,309	540,163	589,537	870,975	96,775	257,738	912,450	3,267,638
Laureate Education, Inc., 9.25%, 09/01/19 (b)	USD	1,145	1,250	1,845	205	550	1,930	6,925	1,245,187	1,359,375	2,006,437	222,937	598,125	2,098,875	7,530,936
Service Corp. International, 7.00%, 06/15/17	USD	2,590	2,780	4,095	—	—	4,425	13,890	2,929,937	3,144,875	4,632,469	—	—	5,005,781	15,713,062
ServiceMaster Co., 8.00%, 02/15/20	USD	175	190	280	35	85	295	1,060	185,500	201,400	296,800	37,100	90,100	312,700	1,123,600

									5,781,212	6,257,512	9,226,281	517,687	1,367,163	9,818,631	32,968,486

Diversified Financial Services - 5.2%
Air Lease Corp., 4.50%, 01/15/16	USD	540	590	880	100	260	920	3,290	552,150	603,275	899,800	102,250	265,850	940,700	3,364,025
Aircastle Ltd., 6.75%, 04/15/17	USD	345	375	550	55	160	575	2,060	380,363	413,438	606,375	60,638	176,400	633,938	2,271,152
Aircastle Ltd., 6.25%, 12/01/19	USD	295	326	481	53	140	500	1,795	317,863	351,265	518,278	57,108	150,850	538,750	1,934,114
Ally Financial, Inc., 7.50%, 12/31/13	USD	350	280	460	—	330	700	2,120	367,500	294,000	483,000	—	346,500	735,000	2,226,000
Ally Financial, Inc., 8.00%, 11/01/31 (h)	USD	2,784	3,000	4,534	672	1,227	4,745	16,962	3,497,400	3,768,750	5,695,837	844,200	1,541,419	5,960,906	21,308,512

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Diversified Financial Services (continued)
CNG Holdings, Inc., 9.38%, 05/15/20 (b)	USD	439	472	610	80	180	630	2,411	$432,964	$465,510	$601,613	$78,900	$177,525	$621,338	$2,377,850
Co-Operative Group Ltd., 6.88%, 07/08/20 (i)	GBP	160	170	250	—	—	370	950	254,379	270,278	397,467	—	—	588,251	1,510,375
Co-Operative Group Ltd., 7.50%, 07/08/26 (i)	GBP	100	100	100	—	—	100	400	159,745	159,745	159,745	—	—	159,745	638,980
DPL, Inc., 6.50%, 10/15/16	USD	298	324	450	52	146	470	1,740	312,900	340,200	472,500	54,600	153,300	493,500	1,827,000
DPL, Inc., 7.25%, 10/15/21	USD	777	851	1,275	143	384	1,345	4,775	833,332	912,698	1,367,438	153,367	411,840	1,442,513	5,121,188
Gala Group Finance Plc, 8.88%, 09/01/18	GBP	600	600	706	—	—	802	2,708	983,048	983,048	1,156,720	—	—	1,314,008	4,436,824
General Motors Financial Co., Inc., 6.75%, 06/01/18	USD	270	300	460	—	140	460	1,630	310,500	345,000	529,000	—	161,000	529,000	1,874,500
Lehman Brothers Holdings, Inc., 1.00%, 05/17/13 (a)(j)	USD	—	620	915	—	—	—	1,535	—	161,200	237,900	—	—	—	399,100
Lehman Brothers Holdings, Inc., 5.38%, 10/17/13 (a)(j)	EUR	—	150	200	—	—	—	350	—	53,364	71,152	—	—	—	124,516
Lehman Brothers Holdings, Inc., 1.00%, 02/05/14 (a)(j)	EUR	—	1,600	2,350	—	—	—	3,950	—	558,775	820,701	—	—	—	1,379,476
Lehman Brothers Holdings, Inc., 4.75%, 01/16/14 (a)(j)	EUR	—	760	1,130	—	—	—	1,890	—	270,379	402,011	—	—	—	672,390
Lehman Brothers Holdings, Inc., 1.00%, 09/22/18 (a)(j)	USD	—	175	255	—	—	—	430	—	45,500	66,300	—	—	—	111,800
Leucadia National Corp., 8.13%, 09/15/15	USD	790	825	1,148	140	378	1,232	4,513	892,700	932,250	1,297,240	158,200	427,140	1,392,160	5,099,690
Reynolds Group Issuer, Inc., 7.13%, 04/15/19	USD	230	245	365	—	115	385	1,340	246,963	263,069	391,919	—	123,481	413,394	1,438,826
Reynolds Group Issuer, Inc., 9.00%, 04/15/19	USD	435	475	700	100	210	735	2,655	461,100	503,500	742,000	106,000	222,600	779,100	2,814,300
Reynolds Group Issuer, Inc., 7.88%, 08/15/19	USD	215	255	485	—	150	485	1,590	237,575	281,775	535,925	—	165,750	535,925	1,756,950

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Diversified Financial Services (continued)
Reynolds Group Issuer, Inc., 9.88%, 08/15/19	USD	515	580	910	175	580	940	3,700	$563,925	$635,100	$996,450	$191,625	$635,100	$1,029,300	$4,051,500
Reynolds Group Issuer, Inc., 5.75%, 10/15/20	USD	1,915	2,085	3,080	390	985	3,225	11,680	1,977,237	2,152,763	3,180,100	402,675	1,017,012	3,329,812	12,059,598
Reynolds Group Issuer, Inc., 6.88%, 02/15/21	USD	—	—	—	115	—	—	115	—	—	—	122,762	—	—	122,762
WMG Acquisition Corp., 11.50%, 10/01/18	USD	382	416	618	72	190	656	2,334	443,597	483,080	717,653	83,610	220,637	761,780	2,710,357
WMG Acquisition Corp., 6.00%, 01/15/21 (b)	USD	290	331	449	54	154	454	1,732	300,150	342,585	464,715	55,890	159,390	469,890	1,792,620

									13,525,392	15,590,547	22,811,839	2,471,825	6,355,794	22,669,010	83,424,405

Diversified Telecommunication Services - 2.5%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17	USD	500	518	765	98	240	840	2,961	488,750	505,856	747,787	95,306	234,600	821,100	2,893,399
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., 6.38%, 09/15/20 (b)	USD	435	475	705	75	205	730	2,625	449,681	491,031	728,794	77,531	211,919	754,637	2,713,593
Consolidated Communications Finance Co., 10.88%, 06/01/20 (b)	USD	320	345	515	55	150	530	1,915	362,400	390,713	583,237	62,288	169,875	600,225	2,168,738
Level 3 Communications, Inc., 6.50%, 10/01/16 (c)	USD	—	—	—	—	125	—	125	—	—	—	—	165,078	—	165,078
Level 3 Communications, Inc., 8.88%, 06/01/19 (b)	USD	295	315	475	55	145	495	1,780	318,600	340,200	513,000	59,400	156,600	534,600	1,922,400

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc., 8.13%, 07/01/19	USD	1,084	1,180	1,736	355	813	1,817	6,985	$1,181,560	$1,286,200	$1,892,240	$386,950	$886,170	$1,980,530	$7,613,650
Level 3 Financing, Inc., 7.00%, 06/01/20 (b)	USD	395	434	639	75	192	660	2,395	414,750	455,700	670,950	78,750	201,600	693,000	2,514,750
Level 3 Financing, Inc., 8.63%, 07/15/20	USD	785	845	1,260	140	385	1,320	4,735	871,350	937,950	1,398,600	155,400	427,350	1,465,200	5,255,850
Lynx I Corp., 5.38%, 04/15/21 (b)	USD	265	290	420	—	—	440	1,415	271,625	297,250	430,500	—	—	451,000	1,450,375
OTE Plc, 7.25%, 02/12/15	EUR	101	101	256	—	—	256	714	132,520	132,520	335,892	—	—	335,892	936,824
Telenet Finance V Luxembourg SCA, 6.25%, 08/15/22	EUR	237	250	431	—	—	444	1,362	317,151	334,547	576,759	—	—	594,156	1,822,613
Telenet Finance V Luxembourg SCA, 6.75%, 08/15/24	EUR	350	467	520	—	—	645	1,982	477,505	637,128	709,436	—	—	879,973	2,704,042
tw telecom Holdings, Inc., 5.38%, 10/01/22	USD	275	300	440	50	130	460	1,655	286,687	312,750	458,700	52,125	135,525	479,550	1,725,337
Windstream Corp., 8.13%, 08/01/13	USD	400	460	510	25	112	703	2,210	410,480	472,052	523,362	25,655	114,934	721,419	2,267,902
Windstream Corp., 7.88%, 11/01/17	USD	360	393	630	70	163	627	2,243	407,700	445,072	713,475	79,275	184,598	710,077	2,540,197
Windstream Corp., 7.50%, 04/01/23	USD	75	80	120	13	35	125	448	78,375	83,600	125,400	13,585	36,575	130,625	468,160
Windstream Corp., 6.38%, 08/01/23 (b)	USD	75	80	120	12	35	125	447	73,500	78,400	117,600	11,760	34,300	122,500	438,060

									6,542,634	7,200,969	10,525,732	1,098,025	2,959,124	11,274,484	39,600,968

Electric Utilities - 0.7%
Mirant Mid Atlantic Pass-Through Trust, Series B 9.13%, 06/30/17	USD	269	290	433	84	130	454	1,660	298,531	321,854	480,449	93,291	144,601	503,771	1,842,497

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Electric Utilities (continued)
The Tokyo Electric Power Co., Inc., 4.50%, 03/24/14	EUR	1,150	1,300	1,800	—	350	1,900	6,500	$1,533,362	$1,733,365	$2,400,044	—	$466,675	$2,533,380	$8,666,826

									1,831,893	2,055,219	2,880,493	$93,291	611,276	3,037,151	10,509,323

Electrical Equipment - 0.5%
Belden, Inc., 5.50%, 09/01/22 (b)	USD	340	370	550	60	160	570	2,050	348,500	379,250	563,750	61,500	164,000	584,250	2,101,250
General Cable Corp., 5.75%, 10/01/22 (b)	USD	560	610	890	100	270	950	3,380	574,000	625,250	912,250	102,500	276,750	973,750	3,464,500
Techem GmbH, 6.13%, 10/01/19	EUR	300	300	633	—	—	644	1,877	416,144	416,144	878,064	—	—	893,322	2,603,674
Techem GmbH, 6.13%, 10/01/19 (b)	EUR	—	—	105	—	—	105	210	—	—	145,650	—	—	145,651	291,301

									1,338,644	1,420,644	2,499,714	164,000	440,750	2,596,973	8,460,725

Electronic Equipment, Instruments & Components - 0.1%
Jabil Circuit, Inc., 8.25%, 03/15/18	USD	215	235	350	40	105	365	1,310	258,538	282,588	420,875	48,100	126,263	438,913	1,575,277
NXP BV/NXP Funding LLC, 9.75%, 08/01/18 (b)	USD	100	100	100	—	—	100	400	114,250	114,250	114,250	—	—	114,250	457,000

									372,788	396,838	535,125	48,100	126,263	553,163	2,032,277

Energy Equipment & Services - 3.8%
Atwood Oceanics, Inc., 6.50%, 02/01/20	USD	130	140	205	25	65	215	780	141,375	152,250	222,937	27,187	70,688	233,813	848,250
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	USD	306	335	497	55	185	518	1,896	307,530	336,675	499,485	55,275	185,925	520,590	1,905,480
Compagnie Générale de Géophysique, Veritas, 6.50%, 06/01/21	USD	1,150	1,255	1,855	200	595	1,945	7,000	1,196,000	1,305,200	1,929,200	208,000	618,800	2,022,800	7,280,000
Compagnie Générale de Géophysique, Veritas, 7.75%, 05/15/17	USD	235	250	365	65	170	395	1,480	242,344	257,812	376,406	67,031	175,312	407,344	1,526,249

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Energy Equipment & Services (continued)
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)	USD	995	1,083	1,602	196	578	1,686	6,140	$1,029,825	$1,120,905	$1,658,070	$202,860	$598,230	$1,745,010	$6,354,900
Genesis Energy LP/Genesi Energy Finance Corp., 5.75%, 02/15/21 (b)	USD	156	170	250	28	74	262	940	161,460	175,950	258,750	28,980	76,590	271,170	972,900
Gulfmark Offshore, Inc., 6.38%, 03/15/22	USD	145	155	230	25	70	245	870	149,712	160,038	237,475	25,813	72,275	252,962	898,275
Hornbeck Offshore Services, Inc., 5.88%, 04/01/20	USD	290	315	465	50	140	490	1,750	304,500	330,750	488,250	52,500	147,000	514,500	1,837,500
MEG Energy Corp., 6.50%, 03/15/21 (b)	USD	1,250	1,365	2,025	230	455	2,110	7,435	1,318,750	1,440,075	2,136,375	242,650	480,025	2,226,050	7,843,925
MEG Energy Corp., 6.38%, 01/30/23 (b)	USD	330	360	535	60	160	560	2,005	341,550	372,600	553,725	62,100	165,600	579,600	2,075,175
Oil States International, Inc., 6.50%, 06/01/19	USD	290	320	470	50	140	495	1,765	310,300	342,400	502,900	53,500	149,800	529,650	1,888,550
Oil States International, Inc., 5.13%, 01/15/23 (b)	USD	125	135	200	20	60	210	750	125,000	135,000	200,000	20,000	60,000	210,000	750,000
Peabody Energy Corp., 6.00%, 11/15/18	USD	211	230	340	38	—	359	1,178	224,187	244,375	361,250	40,375	—	381,437	1,251,624
Peabody Energy Corp., 6.25%, 11/15/21	USD	1,074	1,175	1,720	192	640	1,811	6,612	1,116,960	1,222,000	1,788,800	199,680	665,600	1,883,440	6,876,480
Peabody Energy Corp., 7.88%, 11/01/26	USD	345	375	555	65	170	580	2,090	369,150	401,250	593,850	69,550	181,900	620,600	2,236,300
Peabody Energy Corp., 4.75%, 12/15/66 (c)	USD	655	713	1,055	118	309	1,103	3,953	556,341	605,604	896,091	100,226	262,457	936,861	3,357,580
Precision Drilling Corp., 6.63%, 11/15/20	USD	70	75	115	10	35	120	425	74,375	79,688	122,188	10,625	37,188	127,500	451,564
Precision Drilling Corp., 6.50%, 12/15/21	USD	275	295	440	45	135	460	1,650	291,500	312,700	466,400	47,700	143,100	487,600	1,749,000
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 01/15/21 (b)	USD	214	234	349	—	200	364	1,361	224,700	245,700	366,450	—	210,000	382,200	1,429,050
Seadrill Ltd., 5.63%, 09/15/17 (b)	USD	1,254	1,360	2,009	410	305	2,107	7,445	1,269,675	1,377,000	2,034,112	415,125	308,812	2,133,337	7,538,061

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Energy Equipment & Services (continued)
Tervita Corp., 8.00%, 11/15/18 (b)	USD	342	372	549	61	159	575	2,058	$352,260	$383,160	$565,470	$62,830	$163,770	$592,250	$2,119,740

									10,107,494	11,001,132	16,258,184	1,992,007	4,773,072	17,058,714	61,190,603

Food & Staples Retailing - 0.3%
Bakkavor Finance 2 Plc, 8.25%, 02/15/18	GBP	213	319	393	—	—	502	1,427	327,979	491,198	605,144	—	—	772,982	2,197,303
Rite Aid Corp., 9.25%, 03/15/20	USD	345	375	555	60	165	580	2,080	386,400	420,000	621,600	67,200	184,800	649,600	2,329,600
Zobele Holding SpA, 7.88%, 02/01/18	EUR	100	100	140	—	—	140	480	132,513	132,513	185,518	—	—	185,519	636,063

									846,892	1,043,711	1,412,262	67,200	184,800	1,608,101	5,162,966

Food Products - 0.5%
Darling International, Inc., 8.50%, 12/15/18	USD	105	115	170	20	—	180	590	119,438	130,813	193,375	22,750	—	204,750	671,126
Del Monte Corp., 7.63%, 02/15/19	USD	56	61	90	9	27	94	337	58,100	63,288	93,375	9,338	28,013	97,525	349,639
Post Holdings, Inc., 7.38%, 02/15/22	USD	530	520	840	110	255	875	3,130	572,400	561,600	907,200	118,800	275,400	945,000	3,380,400
Smithfield Foods, Inc., 6.63%, 08/15/22	USD	431	477	702	82	205	729	2,626	468,712	518,737	763,425	89,175	222,937	792,788	2,855,774

									1,218,650	1,274,438	1,957,375	240,063	526,350	2,040,063	7,256,939

Health Care Equipment & Supplies - 2.5%
Biomet, Inc., 6.50%, 08/01/20 (b)	USD	1,625	1,779	2,623	296	1,680	2,742	10,745	1,718,437	1,881,292	2,773,822	313,020	1,776,600	2,899,665	11,362,836

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Health Care Equipment & Supplies (continued)
Biomet, Inc., 6.50%, 10/01/20 (b)	USD	1,975	2,161	3,189	383	1,002	3,338	12,048	$2,034,250	$2,225,830	$3,284,670	$394,490	$1,032,060	$3,438,140	$12,409,440
DJO Finance LLC, 7.75%, 04/15/18	USD	95	100	155	20	50	160	580	94,525	99,500	154,225	19,900	49,750	159,200	577,100
DJO Finance LLC, 8.75%, 03/15/18	USD	350	379	560	63	168	586	2,106	386,313	418,321	618,100	69,536	185,430	646,797	2,324,497
DJO Finance LLC, 9.88%, 04/15/18	USD	400	450	620	80	180	650	2,380	427,000	480,375	661,850	85,400	192,150	693,875	2,540,650
Fresenius Medical Care US Finance II, Inc., 5.63%, 07/31/19 (b)	USD	192	208	308	204	48	324	1,284	207,840	225,160	333,410	220,830	51,960	350,730	1,389,930
Fresenius Medical Care US Finance, Inc., 5.75%, 02/15/21 (b)	USD	260	290	420	50	120	440	1,580	283,400	316,100	457,800	54,500	130,800	479,600	1,722,200
Fresenius US Finance II, Inc., 9.00%, 07/15/15 (b)	USD	500	540	800	80	505	850	3,275	573,750	619,650	918,000	91,800	579,487	975,375	3,758,062
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)	USD	295	320	485	55	145	495	1,795	289,100	313,600	475,300	53,900	142,100	485,100	1,759,100
Teleflex, Inc., 6.88%, 06/01/19	USD	270	295	435	50	130	455	1,635	293,625	320,813	473,063	54,375	141,375	494,813	1,778,064

									6,308,240	6,900,641	10,150,240	1,357,751	4,281,712	10,623,295	39,621,879

Health Care Providers & Services - 8.2%
Aviv Healthcare Properties LP, 7.75%, 02/15/19	USD	520	570	845	95	255	880	3,165	557,700	611,325	906,262	101,887	273,488	943,800	3,394,462
Care UK Health & Social Care Plc, 9.75%, 08/01/17	GBP	65	130	130	—	—	130	455	99,348	198,696	198,696	—	—	198,696	695,436

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Health Care Providers & Services (continued)
CHS/Community Health Systems, Inc., 5.13%, 08/15/18	USD	785	785	1,180	140	395	1,180	4,465	$825,231	$825,231	$1,240,475	$147,175	$415,244	$1,240,475	$4,693,831
CHS/Community Health Systems, Inc., 7.13%, 07/15/20	USD	415	456	669	75	202	703	2,520	447,163	491,340	720,848	80,812	217,655	757,482	2,715,300
ConvaTec Healthcare E SA, 7.38%, 12/15/17 (b)	EUR	400	494	694	—	200	694	2,482	553,553	683,638	960,414	—	276,776	960,414	3,434,795
Crown Newco 3 Plc, 7.00%, 02/15/18	GBP	100	100	200	100	—	200	700	156,635	156,635	313,271	156,635	—	313,271	1,096,447
Crown Newco 3 Plc, 7.00%, 02/15/18 (b)	GBP	331	364	547	—	200	575	2,017	518,463	570,153	856,796	—	313,271	900,654	3,159,337
DaVita HealthCare Partners, Inc., 5.75%, 08/15/22	USD	819	893	1,319	148	393	1,376	4,948	853,808	930,953	1,375,057	154,290	409,702	1,434,480	5,158,290
HCA Holdings, Inc., 6.25%, 02/15/21	USD	1,010	1,096	1,619	183	540	1,688	6,136	1,065,550	1,156,280	1,708,045	193,065	569,700	1,780,840	6,473,480
HCA, Inc., 8.50%, 04/15/19	USD	120	135	200	25	60	205	745	132,900	149,513	221,500	27,688	66,450	227,038	825,089
HCA, Inc., 7.88%, 02/15/20	USD	255	275	405	145	40	430	1,550	282,731	304,906	449,044	160,769	44,350	476,762	1,718,562
HCA, Inc., 6.50%, 02/15/20 (b)	USD	1,880	2,045	3,030	370	1,010	3,190	11,525	2,105,600	2,290,400	3,393,600	414,400	1,131,200	3,572,800	12,908,000
HCA, Inc., 7.25%, 09/15/20	USD	2,225	2,410	3,560	410	1,400	3,720	13,725	2,469,750	2,675,100	3,951,600	455,100	1,554,000	4,129,200	15,234,750
HCA, Inc., 5.88%, 03/15/22	USD	200	220	325	35	—	340	1,120	215,500	237,050	350,188	37,713	—	366,350	1,206,801
HCA, Inc., 4.75%, 05/01/23	USD	985	1,041	1,544	185	660	1,645	6,060	982,538	1,038,397	1,540,140	184,537	658,350	1,640,887	6,044,849
Hologic, Inc., 6.25%, 08/01/20 (b)	USD	1,464	1,897	2,366	158	703	2,475	9,063	1,544,520	2,001,335	2,496,130	166,690	741,665	2,611,125	9,561,465
IASIS Healthcare LLC, 8.38%, 05/15/19	USD	596	646	965	110	286	953	3,556	613,880	665,380	993,950	113,300	294,580	981,590	3,662,680
INC Research LLC, 11.50%, 07/15/19 (b)	USD	320	350	516	59	302	546	2,093	341,600	373,625	550,830	62,983	322,385	582,855	2,234,278

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Health Care Providers & Services (continued)
inVentiv Health, Inc., 9.00%, 01/15/18 (b)	USD	580	630	930	100	280	970	3,490	$604,650	$656,775	$969,525	$104,250	$291,900	$1,011,225	$3,638,325
inVentiv Health, Inc., 11.00%, 08/15/18 (b)	USD	—	—	—	5	—	—	5	—	—	—	4,338	—	—	4,338
Omnicare, Inc., 7.75%, 06/01/20	USD	905	1,005	1,460	160	450	1,520	5,500	1,004,550	1,115,550	1,620,600	177,600	499,500	1,687,200	6,105,000
Omnicare, Inc., 3.75%, 04/01/42 (c)	USD	148	161	236	27	69	247	888	154,290	167,843	246,030	28,148	71,933	257,498	925,742
Symbion, Inc., 8.00%, 06/15/16	USD	315	345	510	55	155	535	1,915	329,175	360,525	532,950	57,475	161,975	559,075	2,001,175
Tenet Healthcare Corp., 6.25%, 11/01/18	USD	979	1,075	1,579	177	474	1,658	5,942	1,084,242	1,190,562	1,748,742	196,027	524,955	1,836,235	6,580,763
Tenet Healthcare Corp., 8.88%, 07/01/19	USD	2,355	2,624	4,505	360	1,260	3,970	15,074	2,661,150	2,965,120	5,090,650	406,800	1,423,800	4,486,100	17,033,620
Tenet Healthcare Corp., 6.75%, 02/01/20	USD	480	525	775	90	230	810	2,910	513,600	561,750	829,250	96,300	246,100	866,700	3,113,700
Tenet Healthcare Corp., 4.50%, 04/01/21 (b)	USD	661	722	1,059	118	312	1,108	3,980	651,911	712,073	1,044,439	116,377	307,710	1,092,765	3,925,275
Vanguard Health Holding Co. II LLC, 8.00%, 02/01/18	USD	223	243	357	40	104	374	1,341	237,495	258,795	380,205	42,600	110,760	398,310	1,428,165
Vanguard Health Holding Co. II LLC, 7.75%, 02/01/19 (b)	USD	425	465	685	75	205	720	2,575	455,281	498,131	733,806	80,344	219,606	771,300	2,758,468
Voyage Care Bondco Plc, 6.50%, 08/01/18	GBP	110	130	170	—	—	180	590	169,796	200,668	262,412	—	—	277,848	910,724

									21,632,610	24,047,749	35,685,455	3,767,303	11,147,055	36,362,975	132,643,147

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Health Care Technology - 1.0%
IMS Health, Inc., 12.50%, 03/01/18 (b)	USD	2,065	2,225	3,290	410	1,125	3,480	12,595	$2,488,325	$2,681,125	$3,964,450	$494,050	$1,355,625	$4,193,400	$15,176,975
IMS Health, Inc., 6.00%, 11/01/20 (b)	USD	132	143	212	24	63	221	795	137,280	148,720	220,480	24,960	65,520	229,840	826,800

									2,625,605	2,829,845	4,184,930	519,010	1,421,145	4,423,240	16,003,775

Hotels, Restaurants & Leisure - 3.3%
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/15	USD	—	—	—	—	389	—	389	—	—	—	—	353,990	—	353,990
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	USD	541	495	732	96	335	765	2,964	357,060	326,700	483,120	63,360	221,100	504,900	1,956,240
Caesars Entertainment Operating Co., Inc., 8.50%, 02/15/20	USD	183	200	298	36	88	311	1,116	178,425	195,000	290,550	35,100	85,800	303,225	1,088,100
Caesars Entertainment Operating Co., Inc., 9.00%, 02/15/20 (b)	USD	—	—	—	—	382	—	382	—	—	—	—	377,225	—	377,225
Caesars Operating Escrow LLC, 9.00%, 02/15/20 (b)	USD	931	1,016	1,484	167	431	1,556	5,585	919,362	1,003,300	1,465,450	164,913	425,612	1,536,550	5,515,187
Carlson Wagonlit BV, 6.88%, 06/15/19 (b)	USD	295	325	485	—	200	510	1,815	308,275	339,625	506,825	—	209,000	532,950	1,896,675
Cirsa Funding Luxembourg SA, 8.75%, 05/15/18	EUR	453	480	680	—	—	714	2,327	579,586	614,130	870,018	—	—	913,519	2,977,253
Diamond Resorts Corp., 12.00%, 08/15/18	USD	1,100	1,190	1,770	200	550	1,860	6,670	1,210,000	1,309,000	1,947,000	220,000	605,000	2,046,000	7,337,000
El Dorado Resorts LLC, 8.63%, 06/15/19 (b)	USD	125	140	200	25	60	210	760	124,219	139,125	198,750	24,844	59,625	208,688	755,251
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	296	324	477	—	—	501	1,598	441,188	482,923	710,969	—	—	746,741	2,381,821
Gategroup Finance Luxembourg SA, 6.75%, 03/01/19	EUR	250	265	453	—	—	455	1,423	336,179	356,350	609,156	—	—	611,846	1,913,531

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Hotels, Restaurants & Leisure (continued)
Little Traverse Bay Bands of Odawa Indians, 9.00%, 08/31/20 (b)	USD	270	300	433	—	—	441	1,444	$259,200	$288,000	$415,680	—	—	$423,360	$1,386,240
MCE Finance Ltd., 5.00%, 02/15/21 (b)	USD	620	677	998	200	—	1,044	3,539	620,000	677,000	998,000	$200,000	—	1,044,000	3,539,000
MTR Gaming Group, Inc., 11.50%, 08/01/19 (g)	USD	136	151	221	25	65	231	829	141,102	156,780	229,944	26,130	$67,938	240,396	862,290
Regal Entertainment Group, 5.75%, 02/01/25	USD	241	260	385	44	112	401	1,443	236,180	254,800	377,300	43,120	109,760	392,980	1,414,140
Six Flags Entertainment Corp., 5.25%, 01/15/21 (b)	USD	547	600	882	100	200	918	3,247	536,060	588,000	864,360	98,000	196,000	899,640	3,182,060
Station Casinos LLC, 3.66%, 06/18/18	USD	615	672	991	111	—	1,037	3,426	615,000	672,000	991,000	111,000	—	1,037,000	3,426,000
Station Casinos LLC, 7.50%, 03/01/21 (b)(f)	USD	1,080	1,178	1,730	194	—	1,810	5,992	1,086,750	1,185,362	1,740,813	195,212	—	1,821,312	6,029,449
Travelport LLC, 4.91%, 09/01/14 (d)	USD	165	180	245	20	85	235	930	150,150	163,800	222,950	18,200	77,350	213,850	846,300
Travelport LLC, 6.31%, 12/01/16 (b)(g)	USD	398	433	640	70	197	669	2,407	361,041	392,993	580,407	63,640	179,185	607,492	2,184,758
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(j)	USD	315	305	475	25	215	515	1,850	—	—	—	—	—	—	—
The Unique Pub Finance Co. Plc, Series A3 6.54%, 03/30/21	GBP	100	100	200	—	—	200	600	151,326	151,326	302,652	—	—	302,652	907,956
Wynn Las Vegas LLC, 5.38%, 03/15/22	USD	360	395	579	64	270	605	2,273	378,450	415,244	608,674	67,280	283,838	636,006	2,389,492

									8,989,553	9,711,458	14,413,618	1,330,799	3,251,423	15,023,107	52,719,958

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Household Durables - 2.7%
Algeco Scotsman Global Finance Plc, 9.00%, 10/15/18	EUR	100	100	205	—	—	206	611	$135,777	$135,777	$278,343	—	—	$279,701	$829,598
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 02/15/21 (b)	USD	210	228	336	38	98	352	1,262	211,050	229,140	337,680	$38,190	$98,490	353,760	1,268,310
Beazer Homes USA, Inc., 6.63%, 04/15/18	USD	30	50	55	10	15	55	215	32,062	53,438	58,781	10,687	16,031	58,781	229,780
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)	USD	375	410	605	70	180	635	2,275	397,500	434,600	641,300	74,200	190,800	673,100	2,411,500
Jarden Corp., 8.00%, 05/01/16	USD	—	—	—	40	—	—	40	—	—	—	41,950	—	—	41,950
Jarden Corp., 7.50%, 01/15/20	EUR	285	305	447	—	140	455	1,632	400,918	429,053	628,808	—	196,942	640,062	2,295,783
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	USD	870	950	1,400	160	415	1,465	5,260	957,000	1,045,000	1,540,000	176,000	456,500	1,611,500	5,786,000
Libbey Glass, Inc., 6.88%, 05/15/20	USD	560	610	905	100	270	945	3,390	600,600	654,225	970,613	107,250	289,575	1,013,512	3,635,775
PH Holding LLC, 9.75%, 12/31/17	USD	315	345	510	55	150	535	1,910	308,700	338,100	499,800	53,900	147,000	524,300	1,871,800
Pulte Group, Inc., 6.38%, 05/15/33	USD	175	190	280	30	85	290	1,050	177,625	192,850	284,200	30,450	86,275	294,350	1,065,750
The Ryland Group, Inc., 6.63%, 05/01/20	USD	315	340	500	60	160	525	1,900	346,500	374,000	550,000	66,000	176,000	577,500	2,090,000
Spie BondCo 3 SCA, 11.00%, 08/15/19	EUR	276	303	339	100	—	264	1,282	401,770	441,073	493,478	145,569	—	384,302	1,866,192
Standard Pacific Corp., 10.75%, 09/15/16	USD	1,185	1,290	2,050	300	890	2,185	7,900	1,475,325	1,606,050	2,552,250	373,500	1,108,050	2,720,325	9,835,500
Standard Pacific Corp., 8.38%, 01/15/21	USD	880	970	1,450	170	440	1,510	5,420	1,045,000	1,151,875	1,721,875	201,875	522,500	1,793,125	6,436,250
United Rentals North America, Inc., 5.75%, 07/15/18	USD	236	257	379	43	114	398	1,427	253,995	276,596	407,899	46,279	122,693	428,348	1,535,810

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Household Durables (continued)
William Lyon Homes, Inc., 8.50%, 11/15/20 (b)	USD	275	300	445	—	130	470	1,620	$295,625	$322,500	$478,375	—	$139,750	$505,250	$1,741,500

									7,039,447	7,684,277	11,443,402	$1,365,850	3,550,606	11,857,916	42,941,498

Household Products - 0.8%
Ontex IV SA, 7.50%, 04/15/18	EUR	100	100	100	—	—	100	400	135,777	135,777	135,777	—	—	135,777	543,108
Ontex IV SA, 7.50%, 04/15/18 (b)	EUR	130	150	220	100	100	220	920	176,510	203,666	298,710	135,777	135,777	298,710	1,249,150
Ontex IV SA, 9.00%, 04/15/19	EUR	213	213	321	—	—	316	1,063	285,034	285,034	429,559	—	—	422,867	1,422,494
Spectrum Brands, Inc., 9.50%, 06/15/18	USD	330	950	1,395	160	430	1,470	4,735	374,138	1,077,062	1,581,581	181,400	487,512	1,666,612	5,368,305
Spectrum Brands Escrow Corp., 6.38%, 11/15/20 (b)	USD	351	384	568	63	167	592	2,125	373,376	408,480	604,210	67,016	177,646	629,740	2,260,468
Spectrum Brands Escrow Corp., 6.63%, 11/15/22 (b)	USD	230	250	370	40	110	385	1,385	247,825	269,375	398,675	43,100	118,525	414,838	1,492,338
Spectrum Brands, Inc., 6.75%, 03/15/20 (b)	USD	89	96	142	17	43	148	535	95,898	103,440	153,005	18,318	46,333	159,470	576,464

									1,688,558	2,482,834	3,601,517	445,611	965,793	3,728,014	12,912,327

Independent Power Producers & Energy Traders - 3.8%
AES Corp., 7.38%, 07/01/21	USD	250	275	405	45	125	425	1,525	282,500	310,750	457,650	50,850	141,250	480,250	1,723,250
Calpine Corp., 7.25%, 10/15/17 (b)	USD	149	162	238	27	72	247	895	158,499	172,328	253,172	28,721	76,590	262,746	952,056
Calpine Corp., 7.50%, 02/15/21 (b)	USD	85	90	135	13	40	144	507	92,438	97,875	146,812	14,138	43,500	156,600	551,363
Calpine Corp., 7.88%, 01/15/23 (b)	USD	364	401	590	63	180	612	2,210	403,130	444,107	653,425	69,773	199,350	677,790	2,447,575
Energy Future Intermediate Holding Co. LLC, 6.88%, 08/15/17 (b)	USD	690	755	1,115	125	330	1,170	4,185	727,950	796,525	1,176,325	131,875	348,150	1,234,350	4,415,175

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Independent Power Producers & Energy Traders (continued)
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	USD	2,476	2,391	3,357	508	1,936	3,696	14,364	$2,810,260	$2,713,785	$3,810,195	$576,580	$2,197,360	$4,194,960	$16,303,140
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20 (b)	USD	1,325	1,440	2,090	265	670	2,210	8,000	1,493,937	1,623,600	2,356,475	298,787	755,425	2,491,775	9,019,999
GenOn REMA LLC, Series B 9.24%, 07/02/17	USD	222	242	357	70	107	375	1,373	245,081	266,308	393,673	77,191	117,716	412,970	1,512,939
GenOn REMA LLC, Series C 9.68%, 07/02/26	USD	280	305	445	—	135	465	1,630	305,200	332,450	485,050	—	147,150	506,850	1,776,700
Laredo Petroleum, Inc., 9.50%, 02/15/19	USD	445	485	730	90	340	765	2,855	502,850	548,050	824,900	101,700	384,200	864,450	3,226,150
Laredo Petroleum, Inc., 7.38%, 05/01/22	USD	345	370	550	60	165	575	2,065	374,325	401,450	596,750	65,100	179,025	623,875	2,240,525
NRG Energy, Inc., 7.63%, 01/15/18	USD	1,394	1,526	2,243	253	661	2,345	8,422	1,597,872	1,749,177	2,571,039	290,001	757,671	2,687,956	9,653,716
NRG Energy, Inc., 6.63%, 03/15/23 (b)	USD	595	660	965	105	285	1,010	3,620	633,675	702,900	1,027,725	111,825	303,525	1,075,650	3,855,300
QEP Resources, Inc., 5.38%, 10/01/22	USD	305	333	488	56	148	513	1,843	319,487	348,818	511,180	58,660	155,030	537,368	1,930,543
QEP Resources, Inc., 5.25%, 05/01/23	USD	235	255	380	40	115	395	1,420	243,225	263,925	393,300	41,400	119,025	408,825	1,469,700

									10,190,429	10,772,048	15,657,671	1,916,601	5,924,967	16,616,415	61,078,131

Industrial Conglomerates - 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)	USD	525	580	850	100	250	890	3,195	528,938	584,350	856,375	100,750	251,875	896,675	3,218,963

Insurance - 0.6%
Alliant Holdings, 7.88%, 12/15/20	USD	1,035	1,120	1,661	186	499	1,731	6,232	1,040,175	1,125,600	1,669,305	186,930	501,495	1,739,655	6,263,160
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)	USD	206	225	332	37	98	346	1,244	218,360	238,500	351,920	39,220	103,880	366,760	1,318,640

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Insurance (continued)
MPL 2 Acquisition Canco, Inc., 9.88%, 08/15/18 (b)	USD	235	260	375	40	120	395	1,425	$232,650	$257,400	$371,250	$39,600	$118,800	$391,050	$1,410,750
TMF Group Holding B.V., 9.88%, 12/01/19	EUR	100	100	270	—	—	270	740	131,861	131,861	356,023	—	—	356,023	975,768

									1,623,045	1,753,360	2,748,498	265,750	724,175	2,853,488	9,968,318

Internet Software & Services - 0.1%
Cerved Technologies SpA, 6.38%, 01/15/20	EUR	100	100	100	—	—	100	400	129,902	129,902	129,902	—	—	129,902	519,608
Cerved Technologies SpA, 8.00%, 01/15/21	EUR	100	100	100	—	—	100	400	126,965	126,965	126,965	—	—	126,965	507,860
Equinix, Inc., 4.88%, 04/01/20	USD	137	149	219	25	64	229	823	137,000	149,000	219,000	25,000	64,000	229,000	823,000

									393,867	405,867	475,867	25,000	64,000	485,867	1,850,468

IT Services - 3.3%
Ceridian Corp., 8.88%, 07/15/19 (b)	USD	1,150	1,260	1,855	210	650	1,945	7,070	1,296,625	1,420,650	2,091,512	236,775	732,875	2,192,987	7,971,424
Epicor Software Corp., 8.63%, 05/01/19	USD	510	570	820	87	230	860	3,077	549,525	614,175	883,550	93,743	247,825	926,650	3,315,468
First Data Corp., 7.38%, 06/15/19 (b)	USD	1,445	1,580	2,315	265	895	2,430	8,930	1,519,056	1,660,975	2,433,644	278,581	940,869	2,554,537	9,387,662
First Data Corp., 6.75%, 11/01/20 (b)	USD	1,750	1,906	2,793	326	1,131	2,927	10,833	1,795,937	1,956,032	2,866,316	334,557	1,160,689	3,003,834	11,117,365
First Data Corp., 8.88%, 08/15/20 (b)	USD	495	535	795	90	—	830	2,745	546,975	591,175	878,475	99,450	—	917,150	3,033,225
First Data Corp., 8.25%, 01/15/21 (b)	USD	117	130	186	20	58	190	701	119,633	132,925	190,185	20,450	59,305	194,275	716,773
First Data Corp., 11.25%, 01/15/21 (b)	USD	457	499	733	82	214	766	2,751	466,140	508,980	747,660	83,640	218,280	781,320	2,806,020
First Data Corp., 12.63%, 01/15/21	USD	750	836	1,170	181	365	1,244	4,546	799,687	891,385	1,247,512	192,991	389,181	1,326,415	4,847,171
SunGard Data Systems, Inc., 7.38%, 11/15/18	USD	500	550	810	150	250	840	3,100	536,875	590,563	869,738	161,062	268,437	901,950	3,328,625
SunGard Data Systems, Inc., 6.63%, 11/01/19 (b)	USD	735	805	1,190	130	350	1,240	4,450	755,213	827,137	1,222,725	133,575	359,625	1,274,100	4,572,375

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
IT Services (continued)
WEX, Inc., 4.75%, 02/01/23 (b)	USD	453	495	726	81	214	759	2,728	$438,278	$478,913	$702,405	$78,368	$207,045	$734,333	$2,639,342

									8,823,944	9,672,910	14,133,722	1,713,192	4,584,131	14,807,551	53,735,450

Machinery - 1.7%
Dematic SA, 7.75%, 12/15/20 (b)	USD	85	93	137	15	40	144	514	86,913	95,093	140,083	15,338	40,900	147,240	525,567
Silver II Borrower/Silver II US Holdings LLC, 7.75%, 12/15/20 (b)	USD	258	282	417	—	150	434	1,541	268,320	293,280	433,680	—	156,000	451,360	1,602,640
SPX Corp., 6.88%, 09/01/17	USD	160	175	260	30	80	275	980	178,800	195,563	290,550	33,525	89,400	307,313	1,095,151
Terex Corp., 6.00%, 05/15/21	USD	430	475	700	75	205	730	2,615	446,125	492,812	726,250	77,812	212,687	757,375	2,713,061
The Manitowoc Co., Inc., 5.88%, 10/15/22	USD	435	475	705	80	205	735	2,635	445,875	486,875	722,625	82,000	210,125	753,375	2,700,875
Trinseo Materials Operating SCA, 8.75%, 02/01/19 (b)	USD	378	413	606	67	178	634	2,276	376,582	411,451	603,727	66,749	177,333	631,622	2,267,464
UR Merger Sub Corp., 7.38%, 05/15/20	USD	405	440	655	75	195	675	2,445	443,475	481,800	717,225	82,125	213,525	739,125	2,677,275
UR Merger Sub Corp., 7.63%, 04/15/22	USD	1,795	1,997	2,966	421	957	2,939	11,075	1,987,962	2,211,677	3,284,845	466,257	1,059,877	3,254,942	12,265,560
UR Merger Sub Corp., 6.13%, 06/15/23	USD	175	190	280	30	85	295	1,055	183,750	199,500	294,000	31,500	89,250	309,750	1,107,750

									4,417,802	4,868,051	7,212,985	855,306	2,249,097	7,352,102	26,955,343

Media - 10.0%
Affinion Group, Inc., 7.88%, 12/15/18	USD	362	395	582	63	177	612	2,191	275,120	300,200	442,320	47,880	134,520	465,120	1,665,160
AMC Networks, Inc., 7.75%, 07/15/21	USD	205	225	330	40	100	350	1,250	232,675	255,375	374,550	45,400	113,500	397,250	1,418,750
AMC Networks, Inc., 4.75%, 12/15/22	USD	328	359	529	59	156	552	1,983	326,770	357,654	527,016	58,779	155,415	549,930	1,975,564
Cablevision Systems Corp., 5.88%, 09/15/22	USD	490	560	820	95	250	855	3,070	475,300	543,200	795,400	92,150	242,500	829,350	2,977,900
CCO Holdings LLC, 5.25%, 09/30/22	USD	715	790	1,155	140	941	1,210	4,951	703,381	777,162	1,136,231	137,725	925,709	1,190,337	4,870,545
CCO Holdings LLC, 5.13%, 02/15/23	USD	570	620	920	100	270	955	3,435	555,750	604,500	897,000	97,500	263,250	931,125	3,349,125
Cengage Learning Acquisitions, Inc., 11.50%, 04/15/20 (b)	USD	537	542	942	99	293	1,026	3,439	424,230	428,180	744,180	78,210	231,470	810,540	2,716,810

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Media (continued)
Checkout Holding Corp., 11.47%, 11/15/15 (b)(e)	USD	395	430	639	71	199	667	2,401	$291,806	$317,662	$472,061	$52,451	$147,011	$492,746	$1,773,737
Cinemark USA, Inc., 8.63%, 06/15/19	USD	200	220	375	35	120	390	1,340	221,750	243,925	415,781	38,806	133,050	432,413	1,485,725
Cinemark USA, Inc., 5.13%, 12/15/22 (b)	USD	194	213	314	36	93	328	1,178	194,970	214,065	315,570	36,180	93,465	329,640	1,183,890
Clear Channel Communications, Inc., 9.00%, 03/01/21	USD	—	—	—	76	—	—	76	—	—	—	68,780	—	—	68,780
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b)(f)	USD	684	748	1,101	85	403	1,153	4,174	636,120	695,640	1,023,930	79,050	374,790	1,072,290	3,881,820
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 (b)	USD	568	621	916	102	271	959	3,437	593,560	648,945	957,220	106,590	283,195	1,002,155	3,591,665
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22 (b)	USD	1,533	1,679	2,477	277	732	2,589	9,287	1,613,483	1,767,147	2,607,042	291,542	770,430	2,724,922	9,774,566
Clear Channel Worldwide Holdings, Inc., Series B 7.63%, 03/15/20	USD	1,039	1,127	1,677	187	500	1,753	6,283	1,075,365	1,166,445	1,735,695	193,545	517,500	1,814,355	6,502,905
DISH DBS Corp., 5.00%, 03/15/23 (b)	USD	620	680	1,000	110	295	1,045	3,750	615,350	674,900	992,500	109,175	292,788	1,037,163	3,721,876
DISH DBS Corp., 5.88%, 07/15/22	USD	600	1,010	1,505	250	450	1,575	5,390	633,000	1,065,550	1,587,775	263,750	474,750	1,661,625	5,686,450
Harron Communications LP, 9.13%, 04/01/20 (b)	USD	300	320	470	60	140	500	1,790	330,000	352,000	517,000	66,000	154,000	550,000	1,969,000
Intelsat Jackson Holdings SA, 6.63%, 12/15/22 (b)	USD	177	170	259	27	93	312	1,038	178,328	171,275	260,943	27,203	93,698	314,340	1,045,787
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	USD	640	700	1,030	110	315	1,085	3,880	686,400	750,750	1,104,675	117,975	337,838	1,163,662	4,161,300
Intelsat Luxembourg SA, 11.25%, 02/04/17	USD	560	620	910	210	270	950	3,520	595,000	658,750	966,875	223,125	286,875	1,009,375	3,740,000
Intelsat Luxembourg SA, 11.50%, 02/04/17 (g)	USD	2,056	2,245	3,306	325	998	3,480	12,410	2,186,559	2,388,417	3,517,130	346,102	1,061,750	3,702,329	13,202,287
Interactive Data Corp., 10.25%, 08/01/18	USD	1,235	1,345	1,990	220	615	2,080	7,485	1,400,181	1,524,894	2,256,162	249,425	697,256	2,358,200	8,486,118
The Interpublic Group of Cos., Inc., 10.00%, 07/15/17	USD	315	340	500	55	155	525	1,890	339,806	366,775	539,375	59,331	167,206	566,344	2,038,837

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Media (continued)
Kabel Deutschland Vertrieb und Service GmbH & Co. KG, 6.50%, 06/29/18 (b)	EUR	315	345	505	—	155	530	1,850	$440,364	$482,304	$705,981	—	$216,687	$740,931	$2,586,267
Live Nation Entertainment, Inc., 8.13%, 05/15/18 (b)	USD	675	735	1,130	125	335	1,170	4,170	732,375	797,475	1,226,050	$135,625	363,475	1,269,450	4,524,450
Lynx I Corp., 6.00%, 04/15/21	GBP	930	1,020	1,676	—	—	1,876	5,502	1,449,655	1,589,944	2,612,497	—	—	2,924,251	8,576,347
Lynx II Corp., 6.38%, 04/15/23 (b)	USD	200	200	285	—	—	300	985	207,250	207,250	295,331	—	—	310,875	1,020,706
The McClatchy Co., 9.00%, 12/15/22 (b)	USD	390	430	640	70	—	670	2,200	412,425	454,725	676,800	74,025	—	708,525	2,326,500
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	USD	513	558	743	94	261	914	3,083	559,170	608,220	809,870	102,460	284,490	996,260	3,360,470
Nara Cable Funding Ltd., 8.88%, 12/01/18	EUR	200	200	200	—	—	190	790	274,165	274,165	274,165	—	—	260,457	1,082,952
Nara Cable Funding Ltd., 8.88%, 12/01/18 (b)	USD	—	—	200	—	—	200	400	—	—	206,500	—	—	206,500	413,000
The New York Times Co., 6.63%, 12/15/16	USD	—	—	—	225	—	—	225	—	—	—	245,812	—	—	245,812
Nielsen Finance LLC, 11.63%, 02/01/14	USD	45	117	91	—	72	147	472	49,163	127,823	99,418	—	78,660	160,598	515,662
Nielsen Finance LLC, 7.75%, 10/15/18	USD	1,111	1,143	1,779	319	517	1,825	6,694	1,230,433	1,265,872	1,970,243	353,292	572,577	2,021,187	7,413,604
Odeon & UCI Finco Plc, 9.00%, 08/01/18 (b)	GBP	189	207	308	—	100	324	1,128	298,191	326,591	485,942	—	157,773	511,185	1,779,682
ProQuest LLC, 9.00%, 10/15/18 (b)	USD	166	181	270	29	82	281	1,009	164,755	179,643	267,975	28,783	81,385	278,893	1,001,434
ProtoStar I Ltd., 18.00%, 10/15/13	USD	812	850	—	414	1,427	—	3,503	406	425	—	207	714	—	1,752
Sterling Entertainment Corp., 10.00%, 12/15/19	USD	800	875	1,275	150	375	1,335	4,810	800,000	875,000	1,275,000	150,000	375,000	1,335,000	4,810,000
Unitymedia GmbH, 9.63%, 12/01/19	EUR	—	—	—	—	100	—	100	—	—	—	—	144,459	—	144,459
Unitymedia GmbH, 9.63%, 12/01/19 (b)	EUR	530	570	845	—	245	900	3,090	765,633	823,417	1,220,679	—	353,925	1,300,131	4,463,785

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Media (continued)
Unitymedia GmbH, 9.50%, 03/15/21	EUR	385	320	518	100	190	548	2,061	$572,302	$475,680	$770,006	$148,650	$282,435	$814,601	$3,063,674
Unitymedia Hessen GmbH & Co. KG, 7.50%, 03/15/19	EUR	722	794	1,249	112	304	1,313	4,494	1,025,085	1,127,309	1,773,312	159,016	431,615	1,864,178	6,380,515
Unitymedia Hessen GmbH & Co. KG, 5.50%, 01/15/23 (b)	USD	475	520	760	—	—	795	2,550	479,750	525,200	767,600	—	—	802,950	2,575,500
Univision Communications, Inc., 6.75%, 09/15/22 (b)	USD	412	438	652	78	55	694	2,329	444,960	473,040	704,160	84,240	59,400	749,520	2,515,320
UPC Holding BV, 9.88%, 04/15/18 (b)	USD	—	—	—	—	200	—	200	—	—	—	—	224,000	—	224,000
UPCB Finance II Ltd., 6.38%, 07/01/20	EUR	300	300	514	—	—	514	1,628	415,165	415,165	711,316	—	—	711,316	2,252,962
UPCB Finance II Ltd., 6.38%, 07/01/20 (b)	EUR	753	822	1,218	—	371	1,273	4,437	1,042,064	1,137,551	1,685,569	—	513,420	1,761,682	6,140,286
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 09/01/20 (b)	USD	329	358	531	55	155	555	1,983	345,450	375,900	557,550	57,750	162,750	582,750	2,082,150
Ziggo Bond Co. BV, 8.00%, 05/15/18	EUR	—	—	—	65	—	—	65	—	—	—	91,650	—	—	91,650
Ziggo Bond Co. BV, 8.00%, 05/15/18 (b)	EUR	163	178	273	—	85	280	979	229,829	250,979	384,928	—	119,849	394,798	1,380,383

									26,523,494	29,067,089	43,667,323	4,518,184	12,374,580	46,111,249	162,261,919

Metals & Mining - 4.8%
ArcelorMittal, 9.50%, 02/15/15	USD	300	315	445	40	295	470	1,865	338,625	355,556	502,294	45,150	332,981	530,512	2,105,118
ArcelorMittal, 4.25%, 08/05/15	USD	360	395	581	65	173	608	2,182	372,723	408,960	601,534	67,297	179,114	629,489	2,259,117
ArcelorMittal, 4.25%, 03/01/16	USD	125	125	175	25	50	200	700	128,750	128,750	180,250	25,750	51,500	206,000	721,000
ArcelorMittal, 5.00%, 02/25/17	USD	385	419	620	68	180	648	2,320	400,593	435,969	645,110	70,754	187,290	674,244	2,413,960

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Metals & Mining (continued)
ArcelorMittal, 6.13%, 06/01/18	USD	385	418	619	68	181	645	2,316	$415,145	$450,729	$667,466	$73,324	$195,172	$695,502	$2,497,338
ArcelorMittal, 6.00%, 03/01/21	USD	55	59	87	10	26	91	328	58,370	62,615	92,331	10,613	27,593	96,576	348,098
ArcelorMittal, 6.75%, 02/25/22	USD	454	493	727	80	214	762	2,730	499,903	542,846	800,505	88,089	235,637	839,044	3,006,024
ArcelorMittal, 7.50%, 10/15/39	USD	56	61	90	10	26	94	337	58,053	63,236	93,300	10,367	26,953	97,446	349,355
ArcelorMittal, 7.25%, 03/01/41	USD	213	232	342	38	99	357	1,281	212,468	231,420	341,145	37,905	98,753	356,108	1,277,799
Eco-Bat Finance Plc, 7.75%, 02/15/17	EUR	435	460	585	—	—	610	2,090	586,371	620,071	788,568	—	—	822,268	2,817,278
FMG Resources August 2006 Property Ltd., 6.00%, 04/01/17 (b)	USD	443	480	709	75	208	746	2,661	461,827	500,400	739,132	78,187	216,840	777,705	2,774,091
FMG Resources August 2006 Property Ltd., 6.38%, 02/01/16 (b)	USD	405	438	661	27	195	684	2,410	421,795	456,511	689,092	27,731	203,079	713,383	2,511,591
Global Brass and Copper, Inc., 9.50%, 06/01/19 (b)	USD	275	300	445	50	130	460	1,660	299,063	326,250	483,938	54,375	141,375	500,250	1,805,251
GoldCorp, Inc., 2.00%, 08/01/14 (c)	USD	970	1,060	1,575	85	460	1,650	5,800	1,016,075	1,110,350	1,649,812	89,037	481,850	1,728,375	6,075,499
Kaiser Aluminum Corp., 8.25%, 06/01/20	USD	205	225	330	35	100	345	1,240	229,088	251,438	368,775	39,112	111,750	385,538	1,385,701
New Gold, Inc., 6.25%, 11/15/22 (b)	USD	275	300	445	—	—	465	1,485	289,438	315,750	468,363	—	—	489,412	1,562,963
New Gold, Inc., 7.00%, 04/15/20 (b)	USD	140	150	225	25	65	235	840	151,200	162,000	243,000	27,000	70,200	253,800	907,200
New World Resources NV, 7.88%, 01/15/21	EUR	310	320	360	—	—	370	1,360	374,366	386,443	434,748	—	—	446,824	1,642,381
New World Resources NV, 7.88%, 05/01/18	EUR	230	210	324	60	—	349	1,173	307,927	281,151	433,776	80,329	—	467,246	1,570,429
Newmont Mining Corp., Series A 1.25%, 07/15/14 (c)	USD	1,345	1,475	2,170	90	670	2,275	8,025	1,485,384	1,628,953	2,396,494	99,394	739,931	2,512,453	8,862,609
Novelis, Inc., 8.75%, 12/15/20	USD	2,815	3,065	4,560	545	1,525	4,760	17,270	3,152,800	3,432,800	5,107,200	610,400	1,708,000	5,331,200	19,342,400
Peninsula Energy Ltd., 0.00%, 12/14/14	USD	500	600	800	—	—	900	2,800	500,000	600,000	800,000	—	—	900,000	2,800,000
Perstorp Holding AB, 8.75%, 05/15/17 (b)	USD	205	205	285	—	—	295	990	215,250	215,250	299,250	—	—	309,750	1,039,500

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Metals & Mining (continued)
Schmolz & Bickenbach Luxembourg SA, 9.88%, 05/15/19	EUR	295	315	364	100	—	383	1,457	$344,813	$368,190	$425,464	$116,886	—	$447,673	$1,703,026
Steel Dynamics, Inc., 6.38%, 08/15/22 (b)	USD	225	245	355	40	105	375	1,345	240,750	262,150	379,850	42,800	$112,350	401,250	1,439,150
Taseko Mines Ltd., 7.75%, 04/15/19	USD	385	420	605	70	190	650	2,320	383,075	417,900	601,975	69,650	189,050	646,750	2,308,400
Vedanta Resources Plc, 8.25%, 06/07/21 (b)	USD	245	270	415	—	200	435	1,565	278,688	307,125	472,063	—	227,500	494,812	1,780,188
Walter Energy, Inc., 9.88%, 12/15/20 (b)	USD	122	132	198	22	57	206	737	132,675	143,550	215,325	23,925	61,988	224,025	801,488

									13,355,215	14,466,363	20,920,760	1,788,075	5,598,906	21,977,635	78,106,954

Multiline Retail - 0.5%
Dollar General Corp., 4.13%, 07/15/17	USD	727	792	1,169	134	351	1,225	4,398	768,802	837,540	1,236,217	141,705	371,183	1,295,438	4,650,885
Dufry Finance SCA, 5.50%, 10/15/20 (b)	USD	403	403	661	200	200	672	2,539	420,128	420,128	689,093	208,500	208,500	700,560	2,646,909

									1,188,930	1,257,668	1,925,310	350,205	579,683	1,995,998	7,297,794

Oil, Gas & Consumable Fuels - 9.2%
Access Midstream Partners LP, 4.88%, 05/15/23	USD	345	375	555	60	165	580	2,080	341,550	371,250	549,450	59,400	163,350	574,200	2,059,200
Access Midstream Partners LP, 6.13%, 07/15/22	USD	250	275	405	45	120	425	1,520	268,125	294,937	434,362	48,263	128,700	455,812	1,630,199
Alpha Appalachia Holdings, Inc., 3.25%, 08/01/15 (c)	USD	817	880	1,335	142	385	1,381	4,940	779,724	839,850	1,274,091	135,521	367,434	1,317,992	4,714,612
Aurora USA Oil & Gas, Inc., 9.88%, 02/15/17 (b)	USD	610	680	990	115	100	1,005	3,500	655,750	731,000	1,064,250	123,625	107,500	1,080,375	3,762,500

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Oil, Gas & Consumable Fuels (continued)
BreitBurn Energy Partners LP, 7.88%, 04/15/22	USD	235	255	375	40	115	400	1,420	$249,688	$270,938	$398,437	$42,500	$122,188	$425,000	$1,508,751
Carrizo Oil & Gas, Inc., 7.50%, 09/15/20	USD	215	240	354	38	107	367	1,321	225,750	252,000	371,700	39,900	112,350	385,350	1,387,050
Chaparral Energy, Inc., 7.63%, 11/15/22	USD	205	220	325	35	95	340	1,220	222,425	238,700	352,625	37,975	103,075	368,900	1,323,700
Chesapeake Energy Corp., 7.25%, 12/15/18	USD	110	120	180	20	50	190	670	124,300	135,600	203,400	22,600	56,500	214,700	757,100
Chesapeake Energy Corp., 6.63%, 08/15/20	USD	165	180	260	30	80	270	985	180,675	197,100	284,700	32,850	87,600	295,650	1,078,575
Chesapeake Energy Corp., 6.88%, 11/15/20	USD	160	175	260	30	80	275	980	176,000	192,500	286,000	33,000	88,000	302,500	1,078,000
Chesapeake Energy Corp., 6.13%, 02/15/21	USD	69	78	122	11	35	130	445	73,140	82,680	129,320	11,660	37,100	137,800	471,700
Concho Resources, Inc., 7.00%, 01/15/21	USD	150	160	245	25	75	255	910	165,750	176,800	270,725	27,625	82,875	281,775	1,005,550
Concho Resources, Inc., 5.50%, 10/01/22	USD	204	225	332	38	99	346	1,244	212,415	234,281	345,695	39,568	103,084	360,273	1,295,316
Concho Resources, Inc., 6.50%, 01/15/22	USD	270	297	436	52	133	458	1,646	294,300	323,730	475,240	56,680	144,970	499,220	1,794,140
CONSOL Energy, Inc., 8.25%, 04/01/20	USD	285	315	460	50	135	485	1,730	314,212	347,287	507,150	55,125	148,837	534,712	1,907,323
Continental Resources, Inc., 7.13%, 04/01/21	USD	340	370	545	60	170	575	2,060	385,900	419,950	618,575	68,100	192,950	652,625	2,338,100
Crosstex Energy LP, 8.88%, 02/15/18	USD	140	150	225	25	65	235	840	150,850	161,625	242,438	26,938	70,038	253,213	905,102
Crown Oil Partners IV LP, 15.00%, 03/07/15	USD	556	609	904	—	—	948	3,017	585,003	639,846	950,629	—	—	996,332	3,171,810
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22 (b)	USD	350	385	565	65	165	590	2,120	352,625	387,887	569,237	65,487	166,237	594,425	2,135,898
Denbury Resources, Inc., 4.63%, 07/15/23	USD	708	771	1,132	128	334	1,187	4,260	694,725	756,544	1,110,775	125,600	327,737	1,164,744	4,180,125
Energy XXI Gulf Coast, Inc., 7.75%, 06/15/19	USD	490	540	795	90	245	830	2,990	525,525	579,150	852,637	96,525	262,762	890,175	3,206,774
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	USD	430	465	695	75	210	725	2,600	485,900	525,450	785,350	84,750	237,300	819,250	2,938,000
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 05/01/19	USD	315	345	510	55	155	535	1,915	343,350	376,050	555,900	59,950	168,950	583,150	2,087,350
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75%, 09/01/22	USD	195	215	315	35	95	325	1,180	211,088	232,738	340,988	37,888	102,838	351,813	1,277,353
EV Energy Partners LP, 8.00%, 04/15/19	USD	140	150	215	25	70	220	820	146,650	157,125	225,213	26,188	73,325	230,450	858,951
Halcon Resources Corp., 8.88%, 05/15/21 (b)	USD	384	415	616	72	179	645	2,311	412,800	446,125	662,200	77,400	192,425	693,375	2,484,325
Hilcorp Energy I LP, 7.63%, 04/15/21 (b)	USD	243	260	392	45	124	408	1,472	267,908	286,650	432,180	49,612	136,710	449,820	1,622,880
Holly Energy Partners LP, 6.50%, 03/01/20 (b)	USD	145	155	230	25	—	245	800	155,150	165,850	246,100	26,750	—	262,150	856,000
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	USD	320	350	510	60	155	540	1,935	360,000	393,750	573,750	67,500	174,375	607,500	2,176,875

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Oil, Gas & Consumable Fuels (continued)
Linn Energy LLC, 6.25%, 11/01/19 (b)	USD	1,084	1,192	1,760	238	515	1,840	6,629	$1,105,680	$1,215,840	$1,795,200	$242,760	$525,300	$1,876,800	$6,761,580
Linn Energy LLC, 6.50%, 05/15/19	USD	41	43	66	7	20	66	243	42,435	44,505	68,310	7,245	20,700	68,310	251,505
Linn Energy LLC, 8.63%, 04/15/20	USD	100	110	165	20	50	170	615	110,625	121,688	182,531	22,125	55,313	188,063	680,345
Linn Energy LLC, 7.75%, 02/01/21	USD	140	155	235	60	75	245	910	151,200	167,400	253,800	64,800	81,000	264,600	982,800
MarkWest Energy Partners LP, 4.50%, 07/15/23	USD	140	152	221	25	135	231	904	136,850	148,580	216,028	24,438	131,963	225,803	883,662
MarkWest Energy Partners LP, 5.50%, 02/15/23	USD	200	225	350	45	100	350	1,270	210,000	236,250	367,500	47,250	105,000	367,500	1,333,500
Newfield Exploration Co., 6.88%, 02/01/20	USD	715	780	1,150	135	350	1,205	4,335	766,837	836,550	1,233,375	144,787	375,375	1,292,362	4,649,286
Northern Oil and Gas, Inc., 8.00%, 06/01/20	USD	285	310	460	55	140	480	1,730	297,825	323,950	480,700	57,475	146,300	501,600	1,807,850
Oasis Petroleum, Inc., 6.50%, 11/01/21	USD	270	290	430	50	135	450	1,625	291,600	313,200	464,400	54,000	145,800	486,000	1,755,000
Oasis Petroleum, Inc., 7.25%, 02/01/19	USD	185	205	295	35	90	315	1,125	199,800	221,400	318,600	37,800	97,200	340,200	1,215,000
Offshore Group Investments Ltd., 11.50%, 08/01/15	USD	633	692	1,023	124	332	1,070	3,874	689,970	754,280	1,115,070	135,160	361,880	1,166,300	4,222,660
PBF Holding Co. LLC, 8.25%, 02/15/20 (b)	USD	205	220	325	35	100	345	1,230	222,938	239,250	353,438	38,063	108,750	375,187	1,337,626
PDC Energy, Inc., 7.75%, 10/15/22 (b)	USD	190	210	310	35	90	325	1,160	200,925	222,075	327,825	37,013	95,175	343,688	1,226,701
PetroBakken Energy Ltd., 8.63%, 02/01/20 (b)	USD	564	610	906	112	296	949	3,437	575,280	622,200	924,120	114,240	301,920	967,980	3,505,740
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)	USD	730	775	850	95	465	901	3,816	803,000	852,500	935,000	104,500	511,500	991,100	4,197,600
Plains Exploration & Production Co., 6.88%, 02/15/23	USD	965	1,050	1,550	175	460	1,620	5,820	1,112,162	1,210,125	1,786,375	201,687	530,150	1,867,050	6,707,549
Range Resources Corp., 5.00%, 08/15/22	USD	371	401	593	68	178	593	2,204	379,347	410,022	606,342	69,530	182,005	606,342	2,253,588
Range Resources Corp., 5.75%, 06/01/21	USD	932	1,019	1,496	166	460	1,571	5,644	992,580	1,085,235	1,593,240	176,790	489,900	1,673,115	6,010,860
Range Resources Corp., 8.00%, 05/15/19	USD	345	345	515	20	170	600	1,995	379,500	379,500	566,500	22,000	187,000	660,000	2,194,500
Regency Energy Partners LP, 5.50%, 04/15/23	USD	618	652	964	115	287	1,011	3,647	651,990	687,860	1,017,020	121,325	302,785	1,066,605	3,847,585
Regency Energy Partners LP, 6.88%, 12/01/18	USD	372	393	581	70	173	609	2,198	401,760	424,440	627,480	75,600	186,840	657,720	2,373,840
Sabine Pass Liquified Natural Gas LP, 7.50%, 11/30/16	USD	1,395	1,520	2,245	205	665	2,345	8,375	1,541,475	1,679,600	2,480,725	226,525	734,825	2,591,225	9,254,375
Sabine Pass Liquified Natural Gas LP, 6.50%, 11/01/20 (b)	USD	300	325	480	55	140	505	1,805	316,500	342,875	506,400	58,025	147,700	532,775	1,904,275

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21 (b)	USD	1,490	1,623	2,388	270	699	2,498	8,968	$1,538,425	$1,675,747	$2,465,610	$278,775	$721,717	$2,579,185	$9,259,459
SandRidge Energy, Inc., 7.50%, 02/15/23	USD	484	513	762	89	245	809	2,902	506,990	537,367	798,195	93,227	256,637	847,427	3,039,843
SESI LLC, 6.38%, 05/01/19	USD	300	325	480	55	145	505	1,810	321,750	348,562	514,800	58,987	155,512	541,612	1,941,223
SESI LLC, 7.13%, 12/15/21	USD	215	235	345	40	105	360	1,300	238,113	260,263	382,087	44,300	116,288	398,700	1,439,751
SM Energy Co., 6.63%, 02/15/19	USD	120	130	195	20	60	205	730	128,700	139,425	209,138	21,450	64,350	219,863	782,926
SM Energy Co., 6.50%, 11/15/21	USD	240	265	390	45	115	405	1,460	261,000	288,188	424,125	48,937	125,063	440,437	1,587,750
SM Energy Co., 6.50%, 01/01/23	USD	355	390	575	65	170	600	2,155	384,287	422,175	622,437	70,362	184,025	649,500	2,332,786
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)	USD	142	155	229	26	68	240	860	148,035	161,588	238,733	27,105	70,890	250,200	896,551
Vanguard Natural Resources, 7.88%, 04/01/20	USD	250	270	400	40	120	420	1,500	262,500	283,500	420,000	42,000	126,000	441,000	1,575,000

									24,731,357	26,873,533	39,408,221	4,347,261	11,604,073	41,261,530	148,225,975

Paper & Forest Products - 0.7%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)	USD	325	355	520	60	155	545	1,960	350,187	382,513	560,300	64,650	167,013	587,238	2,111,901
Boise Paper Holdings LLC, 9.00%, 11/01/17	USD	55	60	85	15	25	90	330	59,469	64,875	91,906	16,219	27,031	97,313	356,813
Boise Paper Holdings LLC, 8.00%, 04/01/20	USD	105	125	180	5	50	180	645	115,763	137,813	198,450	5,513	55,125	198,450	711,114
Clearwater Paper Corp., 7.13%, 11/01/18	USD	535	585	865	95	270	885	3,235	579,137	633,262	936,363	102,837	292,275	958,012	3,501,886
Longview Fibre Paper & Packaging, Inc., 8.00%, 06/01/16 (b)	USD	315	345	505	55	155	535	1,910	330,750	362,250	530,250	57,750	162,750	561,750	2,005,500

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Paper & Forest Products (continued)
NewPage Corp., 11.38%, 12/31/14 (a)(j)	USD	1,788	1,913	2,892	337	919	3,095	10,944	—	—	—	—	—	—	—
Sappi Papier Holding GmbH, 6.63%, 04/15/21 (b)	USD	120	140	—	25	65	—	350	$124,200	$144,900	—	$25,875	$67,275	—	$362,250
Sappi Papier Holding GmbH, 8.38%, 06/15/19 (b)	USD	200	200	200	—	200	200	1,000	224,000	224,000	$224,000	—	224,000	$224,000	1,120,000
Unifrax I LLC/Unifrax Holding Co., 7.50%, 02/15/19 (b)	USD	240	260	385	45	—	405	1,335	243,600	263,900	390,775	45,675	—	411,075	1,355,025

									2,027,106	2,213,513	2,932,044	318,519	995,469	3,037,838	11,524,489

Pharmaceuticals - 1.5%
Capsugel Finance Co. SCA, 9.88%, 08/01/19	EUR	100	100	100	—	—	105	405	146,874	146,874	146,874	—	—	154,218	594,840
Capsugel Finance Co. SCA, 9.88%, 08/01/19 (b)	EUR	200	200	300	—	100	300	1,100	293,749	293,749	440,623	—	146,874	440,623	1,615,618
Elan Corp. Plc, 6.25%, 10/15/19 (b)	USD	424	643	756	—	—	772	2,595	486,010	737,039	866,565	—	—	884,905	2,974,519
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	USD	370	414	632	68	174	663	2,321	424,575	475,065	725,220	78,030	199,665	760,793	2,663,348
Mylan, Inc., 6.00%, 11/15/18 (b)	USD	100	120	160	20	—	180	580	110,137	132,164	176,219	22,027	—	198,246	638,793
Valeant Pharmaceuticals International, 6.50%, 07/15/16 (b)	USD	399	434	640	130	260	665	2,528	419,199	455,971	672,400	136,581	273,163	698,666	2,655,980
Valeant Pharmaceuticals International, 6.88%, 12/01/18 (b)	USD	708	762	1,128	132	330	1,174	4,234	769,065	827,722	1,225,290	143,385	358,462	1,275,257	4,599,181
Valeant Pharmaceuticals International, 6.38%, 10/15/20 (b)	USD	370	405	600	70	180	625	2,250	398,213	435,881	645,750	75,338	193,725	672,656	2,421,563
Valeant Pharmaceuticals International, 6.75%, 08/15/21 (b)	USD	445	490	725	—	280	755	2,695	481,156	529,813	783,906	—	302,750	816,344	2,913,969
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18	USD	565	615	905	102	—	945	3,132	610,200	664,200	977,400	110,160	—	1,020,600	3,382,560

									4,139,178	4,698,478	6,660,247	565,521	1,474,639	6,922,308	24,460,371

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Professional Services - 0.3%
La Financiere Atalian SA, 7.25%, 01/15/20	EUR	120	120	324	—	—	311	875	$156,901	$156,901	$423,633	—	—	$406,635	$1,144,070
Truven Health Analytics, Inc., 10.63%, 06/01/20 (b)	USD	470	510	760	90	220	790	2,840	526,400	571,200	851,200	$100,800	$246,400	884,800	3,180,800

									683,301	728,101	1,274,833	100,800	246,400	1,291,435	4,324,870

Real Estate Investment Trusts (REITs) - 0.8%
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 02/15/18 (b)	USD	261	283	417	46	122	436	1,565	262,305	284,415	419,085	46,230	122,610	438,180	1,572,825
Felcor Lodging LP, 6.75%, 06/01/19	USD	934	1,023	1,507	181	463	1,578	5,686	1,003,466	1,099,086	1,619,083	194,462	497,436	1,695,364	6,108,897
Felcor Lodging LP, 5.63%, 03/01/23 (b)	USD	235	258	379	41	112	397	1,422	236,469	259,612	381,369	41,256	112,700	399,481	1,430,887
The Rouse Co. LP, 6.75%, 11/09/15	USD	480	520	770	85	240	805	2,900	499,200	540,800	800,800	88,400	249,600	837,200	3,016,000

									2,001,440	2,183,913	3,220,337	370,348	982,346	3,370,225	12,128,609

Real Estate Management & Development - 2.6%
CBRE Services, Inc., 6.63%, 10/15/20	USD	310	335	500	55	160	520	1,880	334,800	361,800	540,000	59,400	172,800	561,600	2,030,400
Country Garden Holdings Co. Ltd., 7.50%, 01/10/23 (b)	USD	200	200	226	—	—	237	863	207,500	207,500	234,475	—	—	245,888	895,363
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 08/15/17 (b)	USD	785	860	1,270	145	375	1,330	4,765	845,837	926,650	1,368,425	156,237	404,062	1,433,075	5,134,286
Forest City Enterprises, Inc., 7.63%, 06/01/15	USD	392	426	687	—	—	687	2,192	391,020	424,935	685,282	—	—	685,282	2,186,519
IVG Immobilien AG, 0.00% (d)(k)	EUR	—	300	300	—	—	—	600	—	227,166	227,166	—	—	—	454,332
Mattamy Group Corp., 6.50%, 11/15/20 (b)	USD	345	375	550	60	165	580	2,075	343,706	373,594	547,938	59,775	164,381	577,825	2,067,219
Realogy Corp., 11.50%, 04/15/17	USD	360	400	575	60	175	605	2,175	383,850	426,500	613,094	63,975	186,594	645,081	2,319,094
Realogy Corp., 12.00%, 04/15/17	USD	90	100	145	15	45	155	550	96,075	106,750	154,788	16,013	48,038	165,463	587,127
Realogy Corp., 7.88%, 02/15/19 (b)	USD	1,895	2,065	2,995	345	560	3,160	11,020	2,060,812	2,245,687	3,257,062	375,187	609,000	3,436,500	11,984,248

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Real Estate Management & Development (continued)
Realogy Corp., 7.63%, 01/15/20 (b)	USD	465	505	750	120	220	785	2,845	$524,288	$569,387	$845,625	$135,300	$248,050	$885,087	$3,207,737
Realogy Corp., 9.00%, 01/15/20 (b)	USD	305	335	485	55	145	510	1,835	349,988	384,413	556,537	63,113	166,387	585,225	2,105,663
Shea Homes LP, 8.63%, 05/15/19	USD	1,290	1,405	2,005	230	635	2,125	7,690	1,431,900	1,559,550	2,225,550	255,300	704,850	2,358,750	8,535,900

									6,969,776	7,813,932	11,255,942	1,184,300	2,704,162	11,579,776	41,507,888

Road & Rail - 0.5%
Hertz Corp., 6.75%, 04/15/19 (b)	USD	265	290	430	50	130	450	1,615	285,538	312,475	463,325	53,875	140,075	484,875	1,740,163
Hertz Corp., 7.50%, 10/15/18	USD	505	550	820	130	360	855	3,220	551,712	600,875	895,850	142,025	393,300	934,087	3,517,849
Hertz Corp., 7.38%, 01/15/21	USD	400	440	645	170	450	675	2,780	441,000	485,100	711,112	187,425	496,125	744,188	3,064,950
Hertz Holdings Netherlands BV, 8.50%, 07/31/15	EUR	72	88	71	—	—	89	320	99,945	122,155	98,557	—	—	123,543	444,200

									1,378,195	1,520,605	2,168,844	383,325	1,029,500	2,286,693	8,767,162

Semiconductors & Semiconductor Equipment - 0.4%
Micron Technology, Inc., Series C 2.38%, 05/01/32 (b)(c)	USD	247	261	391	41	112	412	1,464	274,942	290,526	435,232	45,638	124,670	458,608	1,629,616
NXP BV/NXP Funding LLC, 5.75%, 02/15/21 (b)	USD	305	335	500	200	200	525	2,065	311,862	342,537	511,250	204,500	204,500	536,812	2,111,461
Spansion LLC, 7.88%, 11/15/17	USD	540	580	850	50	260	890	3,170	569,700	611,900	896,750	52,750	274,300	938,950	3,344,350

									1,156,504	1,244,963	1,843,232	302,888	603,470	1,934,370	7,085,427

Software - 1.2%
IAC/InterActiveCorp, 4.75%, 12/15/22 (b)	USD	386	421	621	71	183	650	2,332	377,315	411,527	607,027	69,403	178,883	635,375	2,279,530
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(g)	USD	274	295	436	47	130	454	1,636	280,850	302,375	446,900	48,175	133,250	465,350	1,676,900

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Software (continued)
Infor US, Inc., 9.38%, 04/01/19	USD	1,410	1,530	2,270	280	730	2,370	8,590	$1,582,725	$1,717,425	$2,548,075	$314,300	$819,425	$2,660,325	$9,642,275
Interface Security Systems Holdings, Inc. 9.25%, 01/15/18 (b)	USD	139	149	219	27	64	229	827	141,433	151,608	222,833	27,473	65,120	233,008	841,475
Nuance Communications, Inc., 5.38%, 08/15/20 (b)	USD	465	500	740	85	225	775	2,790	470,812	506,250	749,250	86,062	227,812	784,687	2,824,873
Sophia LP, 9.75%, 01/15/19 (b)	USD	408	442	645	78	198	666	2,437	451,350	488,962	713,531	86,287	219,037	736,762	2,695,929

									3,304,485	3,578,147	5,287,616	631,700	1,643,527	5,515,507	19,960,982

Specialty Retail - 3.0%
Asbury Automotive Group, Inc., 7.63%, 03/15/17	USD	—	—	—	60	—	—	60	—	—	—	61,725	—	—	61,725
Asbury Automotive Group, Inc., 8.38%, 11/15/20	USD	335	365	540	60	165	565	2,030	373,525	406,975	602,100	66,900	183,975	629,975	2,263,450
Claire’s Stores, Inc., 9.00%, 03/15/19 (b)	USD	797	869	1,288	149	280	1,348	4,731	884,670	964,590	1,429,680	165,390	310,800	1,496,280	5,251,410
House of Fraser Funding Plc, 8.88%, 08/15/18	GBP	221	221	221	100	—	222	985	355,384	355,384	355,384	160,807	—	356,992	1,583,951
House of Fraser Funding Plc, 8.88%, 08/15/18 (b)	GBP	259	285	420	—	129	439	1,532	416,491	458,301	675,391	—	207,441	705,944	2,463,568
Limited Brands, Inc., 8.50%, 06/15/19	USD	745	785	1,170	140	70	1,255	4,165	912,625	961,625	1,433,250	171,500	85,750	1,537,375	5,102,125
Limited Brands, Inc., 5.63%, 02/15/22	USD	150	160	235	25	70	250	890	158,625	169,200	248,513	26,438	74,025	264,375	941,176
Michaels Stores, Inc., 7.75%, 11/01/18	USD	215	234	346	39	103	362	1,299	234,619	255,353	377,572	42,559	112,399	395,033	1,417,535
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 06/15/18 (b)(g)	USD	197	216	319	37	94	334	1,197	203,402	223,020	329,368	38,203	97,055	344,855	1,235,903
Party City Holdings, Inc., 8.88%, 08/01/20 (b)	USD	929	1,013	1,500	173	620	1,559	5,794	1,010,287	1,101,637	1,631,250	188,137	674,250	1,695,412	6,300,973

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Specialty Retail (continued)
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)	USD	1,015	1,110	1,650	180	490	1,725	6,170	$1,061,944	$1,161,337	$1,726,312	$188,325	$512,662	$1,804,781	$6,455,361
QVC, Inc., 7.13%, 04/15/17 (b)	USD	210	230	340	40	105	355	1,280	218,728	239,559	354,130	41,662	109,364	369,754	1,333,197
QVC, Inc., 7.50%, 10/01/19 (b)	USD	565	625	920	100	285	970	3,465	623,586	689,808	1,015,397	110,369	314,552	1,070,581	3,824,293
QVC, Inc., 7.38%, 10/15/20 (b)	USD	270	290	440	55	130	455	1,640	299,279	321,447	487,713	60,964	144,097	504,340	1,817,840
QVC, Inc., 5.13%, 07/02/22	USD	12	14	26	4	11	28	95	12,689	14,804	27,493	4,230	11,632	29,608	100,456
Sally Holdings LLC, 6.88%, 11/15/19	USD	500	545	805	90	245	840	3,025	557,500	607,675	897,575	100,350	273,175	936,600	3,372,875
Sally Holdings LLC, 5.75%, 06/01/22	USD	470	512	753	83	223	788	2,829	496,437	540,800	795,356	87,669	235,544	832,325	2,988,131
Sonic Automotive, Inc., 9.00%, 03/15/18	USD	345	370	550	65	175	580	2,085	379,500	407,000	605,000	71,500	192,500	638,000	2,293,500

									8,199,291	8,878,515	12,991,484	1,586,728	3,539,221	13,612,230	48,807,469

Textiles, Apparel & Luxury Goods - 0.2%
Levi Strauss & Co., 6.88%, 05/01/22	USD	400	440	645	75	195	675	2,430	434,500	477,950	700,632	81,469	211,819	733,219	2,639,589
Phillips-Van Heusen Corp., 4.50%, 12/15/22	USD	233	253	373	41	111	390	1,401	229,796	249,521	367,871	40,436	109,474	384,637	1,381,735

									664,296	727,471	1,068,503	121,905	321,293	1,117,856	4,021,324

Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc., 2.25%, 03/01/19 (c)	USD	—	70	105	—	—	—	175	—	74,988	112,481	—	—	—	187,469

Trading Companies & Distributors - 0.7%
Ashtead Capital, Inc., 6.50%, 07/15/22 (b)	USD	455	490	735	90	215	765	2,750	490,263	527,975	791,963	96,975	231,663	824,288	2,963,127
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1, Class B 6.50%, 05/30/21 (b)	USD	530	575	855	200	250	900	3,310	560,293	607,865	903,869	211,431	264,289	951,441	3,499,188

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Trading Companies & Distributors (continued)
Doric Nimrod Air Finance Alpha Ltd., Series 2012-1, Class A 5.13%, 11/30/24 (b)	USD	550	635	1,130	200	260	1,200	3,975	$591,250	$682,625	$1,214,750	$215,000	$279,500	$1,290,000	$4,273,125

									1,641,806	1,818,465	2,910,582	523,406	775,452	3,065,729	10,735,440

Transportation Infrastructure - 0.2%
Aguila 3 SA, 7.88%, 01/31/18	USD	—	—	—	150	—	—	150	—	—	—	159,000	—	—	159,000
Aguila 3 SA, 7.88%, 01/31/18 (b)	USD	398	431	632	—	198	665	2,324	421,880	456,860	669,920	—	209,880	704,900	2,463,440

									421,880	456,860	669,920	159,000	209,880	704,900	2,622,440

Wireless Telecommunication Services - 4.4%
Cricket Communications, Inc., 7.75%, 10/15/20	USD	543	594	865	96	261	914	3,273	553,860	605,880	882,300	97,920	266,220	932,280	3,338,460
Crown Castle International Corp., 5.25%, 01/15/23 (b)	USD	1,029	1,126	1,658	187	469	1,732	6,201	1,054,725	1,154,150	1,699,450	191,675	480,725	1,775,300	6,356,025
Digicel Group Ltd., 8.25%, 09/01/17 (b)	USD	1,135	1,180	1,650	330	565	1,720	6,580	1,197,425	1,244,900	1,740,750	348,150	596,075	1,814,600	6,941,900
Digicel Group Ltd., 8.25%, 09/30/20 (b)	USD	420	425	1,430	200	245	1,520	4,240	447,930	453,263	1,525,095	213,300	261,293	1,621,080	4,521,961
Digicel Group Ltd., 6.00%, 04/15/21 (b)(f)	USD	1,045	1,100	850	—	545	890	4,430	1,042,388	1,097,250	847,875	—	543,637	887,775	4,418,925
MetroPCS Wireless, Inc., 6.63%, 11/15/20	USD	627	670	1,016	94	309	1,069	3,785	655,999	700,987	1,062,990	98,348	323,291	1,118,441	3,960,056
NII Capital Corp., 7.63%, 04/01/21	USD	324	341	517	35	152	539	1,908	226,800	238,700	361,900	24,500	106,400	377,300	1,335,600
Phones4u Finance Plc, 9.50%, 04/01/18	GBP	100	100	200	100	—	200	700	156,635	156,635	313,271	156,635	—	313,271	1,096,447
Phones4u Finance Plc, 9.50%, 04/01/18 (b)	GBP	370	400	545	—	130	570	2,015	579,551	626,542	853,663	—	203,626	892,822	3,156,204
Sprint Capital Corp., 6.88%, 11/15/28	USD	1,566	1,532	2,273	263	718	2,366	8,718	1,581,660	1,547,320	2,295,730	265,630	725,180	2,389,660	8,805,180

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Corporate Bonds		Par (000)							Value
Wireless Telecommunication Services (continued)
Sprint Nextel Corp., 9.00%, 11/15/18 (b)	USD	2,165	2,405	3,574	456	2,001	3,728	14,329	$2,684,600	$2,982,200	$4,431,760	$565,440	$2,481,240	$4,622,721	$17,767,961
Sprint Nextel Corp., 7.00%, 03/01/20 (b)	USD	1,370	1,495	2,205	235	90	2,315	7,710	1,602,900	1,749,150	2,579,850	274,950	105,300	2,708,550	9,020,700

									11,784,473	12,556,977	18,594,634	2,236,548	6,092,987	19,453,800	70,719,419

Total Corporate Bonds - 104.6%									280,565,559	306,346,048	450,611,986	50,297,807	133,398,490	468,754,017	1,689,973,907

Floating Rate Loan Interests (d)
Airlines - 1.2%
Delta Air Lines, Inc., Term Loan B 4.50%, 04/20/17	USD	393	394	647	96	212	650	2,392	396,212	397,397	652,926	96,710	213,426	655,396	2,412,067
Northwest Airlines, Inc., Term Loan 2.32%, 03/10/17	USD	662	722	1,061	119	309	1,110	3,983	616,322	672,182	987,791	110,789	287,679	1,033,136	3,707,899
Northwest Airlines, Inc., Term Loan 2.32%, 03/10/17	USD	1,199	1,307	1,922	216	560	2,009	7,213	1,116,269	1,216,817	1,789,382	201,096	521,360	1,870,653	6,715,577
Northwest Airlines, Inc., Term Loan 1.70%, 09/10/18	USD	544	593	872	98	254	912	3,273	485,683	529,431	778,522	87,494	226,771	814,234	2,922,135
Northwest Airlines, Inc., Term Loan 1.70%, 09/10/18	USD	540	588	865	97	252	904	3,246	482,112	524,966	772,272	86,602	224,986	807,091	2,898,029

									3,096,598	3,340,793	4,980,893	582,691	1,474,222	5,180,510	18,655,707

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Auto Components - 1.2%
Federal-Mogul Corp., Term Loan B 2.14%, 12/29/14	USD	1,345	1,429	2,563	—	720	2,534	8,591	$1,251,325	$1,329,865	$2,384,748	—	$670,319	$2,357,271	$7,993,528
Federal-Mogul Corp., Term Loan C 2.14%, 12/28/15	USD	675	723	1,230	—	352	1,225	4,205	627,125	671,713	1,143,487	—	327,049	1,139,089	3,908,463
Schaeffler AG, Term Loan B2 6.00%, 01/27/17	USD	1,225	1,345	2,135	70	225	2,225	7,225	1,224,694	1,344,664	2,134,466	$69,982	224,944	2,224,444	7,223,194

									3,103,144	3,346,242	5,662,701	69,982	1,222,312	5,720,804	19,125,185

Building Products - 0.2%
Wilsonart International Holdings LLC, Term Loan B 5.50%, 10/31/19	USD	390	425	625	70	185	655	2,350	394,095	429,462	631,562	70,735	186,942	661,877	2,374,673

Capital Markets - 0.7%
American Capital Holdings, Inc., Term Loan 5.50%, 08/22/16	USD	858	941	1,382	156	411	1,450	5,198	866,580	950,410	1,395,820	157,560	415,110	1,464,500	5,249,980
Nuveen Investments, Inc., Incremental Term Loan 7.25%, 05/13/17	USD	440	480	725	80	215	770	2,710	442,200	482,400	728,625	80,400	216,075	773,850	2,723,550
Nuveen Investments, Inc., Second Lien Term Loan 8.25%, 02/28/19	USD	380	415	615	70	185	640	2,305	387,600	423,300	627,300	71,400	188,700	652,800	2,351,100

									1,696,380	1,856,110	2,751,745	309,360	819,885	2,891,150	10,324,630

Chemicals - 0.4%
Ineos US Finance LLC, Term Loan 6.50%, 05/04/18	USD	343	382	558	69	171	588	2,111	349,769	389,874	569,695	70,056	174,999	599,736	2,154,129
US Coatings Acquisition, Inc., Term Loan 4.75%, 02/03/20	USD	650	705	1,040	115	305	1,090	3,905	657,891	713,559	1,052,626	116,396	308,703	1,103,232	3,952,407
US Coatings Acquisition, Inc., Term Loan B 5.25%, 02/03/20	EUR	70	75	115	10	—	115	385	92,319	98,913	151,667	13,188	—	151,667	507,754

									1,099,979	1,202,346	1,773,988	199,640	483,702	1,854,635	6,614,290

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Commercial Services & Supplies - 0.3%
AWAS Finance Luxembourg Sarl, Term Loan B 5.25%, 06/10/16	USD	—	430	625	97	195	686	2,033	—	$433,554	$629,881	$98,163	$196,326	$691,233	$2,049,157
Delos Aircraft, Inc., Term Loan 2 4.75%, 04/12/16	USD	—	550	875	100	325	975	2,825	—	553,207	880,101	100,583	326,895	980,684	2,841,470

									—	986,761	1,509,982	198,746	523,221	1,671,917	4,890,627

Communications Equipment - 1.4%
Alcatel-Lucent, Term Loan C 7.25%, 01/31/19	USD	1,290	1,410	2,080	235	955	2,175	8,145	$1,304,190	1,425,510	2,102,880	237,585	965,505	2,198,925	8,234,595
Alcatel-Lucent, Term Loan D 7.75%, 01/31/19	EUR	505	550	810	90	—	845	2,800	661,043	719,948	1,060,287	117,810	—	1,106,102	3,665,190
Avaya, Inc., Term Loan B5 8.00%, 03/30/18	USD	114	126	186	20	57	195	698	114,397	126,832	186,517	19,895	57,199	196,465	701,305
Zayo Group, LLC Refinancing, Term Loan B 5.25%, 07/12/19	USD	1,667	1,814	2,691	297	807	2,809	10,085	1,672,467	1,820,150	2,699,297	298,369	809,295	2,818,046	10,117,624

									3,752,097	4,092,440	6,048,981	673,659	1,831,999	6,319,538	22,718,714

Construction & Engineering - 0.6%
Safway Services LLC, Mezzanine Loan 9.88%, 12/16/17	USD	1,750	2,000	3,000	250	—	3,250	10,250	1,750,000	2,000,000	3,000,000	250,000	—	3,250,000	10,250,000

Construction Materials - 0.4%
HD Supply, Inc., Senior Debt B 4.50%, 10/12/17	USD	1,040	1,109	1,642	184	493	1,721	6,189	1,042,541	1,112,376	1,646,117	184,565	493,835	1,725,929	6,205,363

Consumer Finance - 1.3%
Springleaf Financial Funding Co., Term Loan 5.50%, 05/10/17	USD	2,948	4,001	5,880	661	1,772	6,153	21,415	2,958,436	4,015,163	5,900,815	663,340	1,778,273	6,174,782	21,490,809

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Diversified Consumer Services - 0.2%
Laureate Education, Inc., Extended Term Loan 5.25%, 06/18/18	USD	134	144	213	25	64	223	803	$134,349	$144,301	$213,964	$24,879	$64,687	$223,916	$806,096
ServiceMaster Co., Term Loan 4.25%, 04/01/17	USD	425	465	680	80	200	710	2,560	423,558	463,422	677,693	79,729	199,321	707,591	2,551,314

									557,907	607,723	891,657	104,608	264,008	931,507	3,357,410

Diversified Telecommunication Services - 0.8%
Hawaiian Telcom Communications, Inc., Term Loan B 7.00%, 02/28/17	USD	—	—	—	—	404	—	404	—	—	—	—	411,562	—	411,562
Level 3 Financing, Inc., 2016 Term Loan B 4.75%, 02/01/16	USD	643	329	499	50	150	514	2,185	650,626	332,878	504,361	50,436	151,309	519,492	2,209,102
Level 3 Financing, Inc., 2019 Term Loan B 5.25%, 08/01/19	USD	530	270	405	40	120	420	1,785	535,411	272,757	409,135	40,408	121,225	424,288	1,803,224
Level 3 Financing, Inc., Term Loan 4.75%, 08/01/19	USD	900	1,750	2,500	250	800	2,700	8,900	907,200	1,764,000	2,520,000	252,000	806,400	2,721,600	8,971,200

									2,093,237	2,369,635	3,433,496	342,844	1,490,496	3,665,380	13,395,088

Energy Equipment & Services - 1.5%
Dynegy Midwest Generation LLC, Coal Co. Term Loan 9.25%, 08/04/16	USD	1,152	1,722	2,546	290	777	2,667	9,154	1,188,849	1,777,782	2,627,341	298,919	802,362	2,753,202	9,448,455
Dynegy Power LLC, Gas Co. Term Loan 9.25%, 08/04/16	USD	958	2,780	4,108	467	1,255	4,305	13,873	996,276	2,890,828	4,272,285	486,068	1,304,710	4,476,946	14,427,113
Tervita Corp., Incremental Term Loan 6.50%, 05/01/18	USD	135	145	215	25	60	225	805	135,697	145,748	216,110	25,129	60,309	226,161	809,154

									2,320,822	4,814,358	7,115,736	810,116	2,167,381	7,456,309	24,684,722

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Food & Staples Retailing - 0.0%
Rite Aid Corp., Second Lien Term Loan 5.75%, 08/21/20	USD	100	110	160	20	45	165	600	$102,278	$112,506	$163,645	$20,456	$46,025	$168,759	$613,669

Food Products - 0.1%
Advance Pierre Foods, Inc., Term Loan 5.75%, 07/10/17	USD	195	215	320	35	95	330	1,190	197,377	217,621	323,901	35,427	96,158	334,023	1,204,507

Health Care Equipment & Supplies - 0.5%
Bausch & Lomb, Inc., Term Loan B 5.25%, 05/17/19	USD	353	383	567	50	174	592	2,119	355,618	385,676	570,996	50,080	175,310	596,030	2,133,710
Capital Safety North America Holding, Inc., Term Loan 4.50%, 01/21/19	USD	—	759	1,112	129	347	1,171	3,518	—	759,263	1,111,600	129,025	347,375	1,171,150	3,518,413
LHP Hospital Group, Inc., Term Loan 9.00%, 07/03/18	USD	259	284	413	45	124	433	1,558	264,521	289,955	422,216	45,782	127,173	442,563	1,592,210

									620,139	1,434,894	2,104,812	224,887	649,858	2,209,743	7,244,333

Health Care Providers & Services - 0.4%
Genesis HealthCare Corp., Term Loan B 10.00%, 10/02/17	USD	173	190	278	33	85	294	1,053	169,697	185,770	272,487	32,145	82,980	288,560	1,031,639
Harden Healthcare LLC, Add on Term Loan A 7.75%, 03/02/15	USD	343	360	549	69	206	617	2,144	335,663	352,446	537,061	67,133	201,397	604,193	2,097,893
Harden Healthcare LLC, Term Loan A 8.50%, 03/02/15	USD	300	341	478	58	154	478	1,809	297,645	338,233	473,526	57,499	152,205	473,526	1,792,634
inVentiv Health, Inc., Combined Term Loan 7.50%, 08/04/16	USD	376	368	576	79	166	576	2,141	370,097	362,169	566,604	77,546	163,019	566,604	2,106,039

									1,173,102	1,238,618	1,849,678	234,323	599,601	1,932,883	7,028,205

Hotels, Restaurants & Leisure - 3.2%
Caesars Entertainment Operating Co., Inc., Term Loan B1 3.20%, 01/28/15	USD	471	514	766	90	214	804	2,859	469,334	512,002	763,261	90,074	213,334	801,187	2,849,192

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment Operating Co., Inc., Term Loan B3 3.20%, 01/28/15	USD	21	26	34	4	13	39	137	$21,367	$26,096	$34,289	$4,476	$13,175	$39,018	$138,421
Harrah’s Property Co., Mezzanine Term Loan 3.69%, 02/13/14	USD	5,000	5,863	8,647	905	2,355	8,410	31,180	4,600,000	5,394,328	7,954,872	832,600	2,166,600	7,737,200	28,685,600
MGM Resorts International, Term Loan B 4.25%, 12/20/19	USD	1,140	1,250	1,840	205	540	1,925	6,900	1,153,110	1,264,375	1,861,160	207,358	546,210	1,947,137	6,979,350
Station Casinos, Inc., Term Loan B 5.00%, 02/13/20	USD	915	1,005	1,485	170	440	1,550	5,565	922,625	1,013,375	1,497,375	171,417	443,667	1,562,916	5,611,375
Station Casinos, Inc., Term Loan B 5.50%, 09/27/19	USD	943	1,032	1,531	175	454	1,596	5,731	948,133	1,038,431	1,540,089	175,580	456,508	1,605,305	5,764,046
Travelport Holdings Ltd., Extended Tranche A Term Loan 6.40%, 12/01/16	USD	183	199	294	32	91	308	1,107	64,686	70,410	103,988	11,402	32,104	108,841	391,431
Travelport Holdings Ltd., Extended Tranche B Term Loan 13.80%, 12/01/16	USD	613	667	985	108	304	1,031	3,708	57,195	62,257	91,946	10,082	28,386	96,237	346,103

									8,236,450	9,381,274	13,846,980	1,502,989	3,899,984	13,897,841	50,765,518

Industrial Conglomerates - 0.2%
Sequa Corp., Term Loan B 5.25%, 06/19/17	USD	532	582	860	94	254	895	3,217	538,038	588,322	869,911	95,539	256,448	905,110	3,253,368

Insurance - 0.1%
Alliant Holdings I, Inc., Term Loan B 5.00%, 12/20/19	USD	310	340	500	55	145	520	1,870	312,325	342,550	503,750	55,413	146,088	523,900	1,884,026

IT Services - 0.3%
Ceridian Corp., Extended Term Loan 5.95%, 05/09/17	USD	62	68	104	12	—	107	353	62,893	68,883	104,822	11,980	—	107,816	356,394

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
IT Services (continued)
First Data Corp., Extended 2018 Term Loan B 4.20%, 03/23/18	USD	720	785	1,160	130	355	1,220	4,370	$710,928	$775,109	$1,145,384	$128,362	$350,527	$1,204,628	$4,314,938

									773,821	843,992	1,250,206	140,342	350,527	1,312,444	4,671,332

Leisure Equipment & Products - 0.1%
Eastman Kodak Co., DIP Term Loan B 8.50%, 07/19/13	USD	221	240	355	41	108	373	1,338	220,569	240,022	354,732	40,574	107,612	372,346	1,335,855

Life Sciences Tools & Services - 0.1%
Patheon, Inc., Term Loan 7.25%, 12/06/18	USD	190	204	304	35	90	319	1,142	191,657	206,788	307,660	35,305	90,785	322,791	1,154,986

Machinery - 0.7%
Rexnord Corp., Term Loan B 4.50%, 04/02/18	USD	540	589	871	99	262	911	3,272	542,927	592,737	876,653	99,620	263,992	916,501	3,292,430
Silver II US Holdings LLC, Term Loan 5.00%, 12/05/19	USD	1,395	1,550	2,355	225	685	2,400	8,610	1,395,000	1,550,000	2,355,000	225,000	685,000	2,400,000	8,610,000

									1,937,927	2,142,737	3,231,653	324,620	948,992	3,316,501	11,902,430

Media - 3.8%
Cengage Learning Acquisitions, Inc., Non-Extended Term Loan 2.71%, 07/03/14	USD	292	322	480	59	139	495	1,787	228,427	251,656	375,549	46,460	108,406	387,164	1,397,662
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental 7.50%, 07/03/14	USD	1,378	1,606	2,298	239	691	2,526	8,738	1,095,112	1,276,969	1,826,513	189,806	549,544	2,008,369	6,946,313
Cequel Communications LLC, Term Loan B 4.00%, 02/14/19	USD	262	287	425	50	124	440	1,588	263,651	288,337	427,355	49,748	124,307	442,392	1,595,790
Clear Channel Communications, Inc., Term Loan B 3.85%, 01/29/16	USD	1,217	1,327	1,968	229	599	2,054	7,394	1,041,194	1,134,895	1,682,959	196,141	512,255	1,756,554	6,323,998
Clear Channel Communications, Inc., Term Loan C 3.85%, 01/29/16	USD	362	397	581	62	178	617	2,197	305,631	334,970	490,625	51,970	150,332	520,938	1,854,466
EMI Music Publishing Ltd., Term Loan B 5.50%, 06/29/18	USD	398	433	632	45	194	672	2,374	402,278	437,478	638,617	45,256	196,111	678,845	2,398,585

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Media (continued)
Getty Images, Inc., Term Loan B 4.75%, 10/18/19	USD	379	412	607	68	180	635	2,281	$381,467	$415,218	$611,484	$68,667	$181,019	$639,883	$2,297,738
Intelsat Jackson Holdings SA, Term Loan B1 4.50%, 04/02/18	USD	4,867	5,447	8,037	1,042	2,748	8,412	30,553	4,913,012	5,497,821	8,112,183	1,051,638	2,773,918	8,490,792	30,839,364
Interactive Data Corp., Term Loan B 3.75%, 02/11/18	USD	379	409	608	70	185	635	2,286	379,581	409,548	609,327	69,923	184,796	635,411	2,288,586
Univision Communications, Inc., Extended Term Loan 4.45%, 03/31/17	USD	248	268	400	44	120	416	1,496	248,064	268,069	400,103	44,011	120,031	416,107	1,496,385
Virgin Media Investment Holdings, Term Loan B 3.50%, 02/17/20	USD	695	760	1,115	125	320	1,170	4,185	690,851	755,463	1,108,343	124,254	318,089	1,163,015	4,160,015

									9,949,268	11,070,424	16,283,058	1,937,874	5,218,808	17,139,470	61,598,902

Metals & Mining - 0.9%
Constellium Holdco BV, Term Loan B 9.25%, 05/25/18	USD	388	428	627	70	189	657	2,359	395,811	436,407	639,387	71,043	192,831	669,834	2,405,313
FMG America Finance, Inc., Term Loan 5.25%, 10/18/17	USD	2,075	2,274	3,307	394	938	3,461	12,449	2,099,656	2,301,546	3,346,327	398,733	948,883	3,502,792	12,597,937

									2,495,467	2,737,953	3,985,714	469,776	1,141,714	4,172,626	15,003,250

Multiline Retail - 0.3%
HEMA Holding BV, Mezzanine 8.62%, 07/05/17 (g)	EUR	1,184	—	1,480	—	—	1,776	4,440	1,368,074	—	1,710,092	—	—	2,052,111	5,130,277

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Oil, Gas & Consumable Fuels - 1.5%
Chesapeake Energy Corp., Unsecured Term Loan 5.75%, 12/01/17	USD	2,015	2,225	3,255	325	975	3,435	12,230	$2,056,771	$2,271,124	$3,322,476	$331,738	$995,212	$3,506,207	$12,483,528
Obsidian Natural Gas Trust, Term Loan 7.00%, 11/02/15	USD	777	841	1,247	140	396	1,308	4,709	784,301	849,398	1,258,978	140,948	400,026	1,321,565	4,755,216
Samson Investment Co., Second Lien Term Loan 6.00%, 09/25/18	USD	215	235	345	40	100	360	1,295	217,017	237,205	348,236	40,375	100,938	363,377	1,307,148
Vantage Drilling Co., Term Loan 6.25%, 10/26/17	USD	889	973	1,437	163	425	1,501	5,388	893,194	977,551	1,443,996	163,752	426,748	1,508,505	5,413,746

									3,951,283	4,335,278	6,373,686	676,813	1,922,924	6,699,654	23,959,638

Pharmaceuticals - 0.6%
Aptalis Pharma, Inc., Term Loan B 5.50%, 02/10/17	USD	—	980	1,470	—	—	1,470	3,920	—	981,960	1,472,940	—	—	1,472,940	3,927,840
Par Pharmaceutical, Term Loan B 4.25%, 09/28/19	USD	658	728	1,057	120	319	1,107	3,989	657,527	727,265	1,056,028	119,551	318,801	1,105,841	3,985,013
Pharmaceutical Product Development, Inc., Term Loan B 4.25%, 12/05/18	USD	287	312	460	49	138	485	1,731	288,479	313,343	462,555	49,741	139,256	487,432	1,740,806

									946,006	2,022,568	2,991,523	169,292	458,057	3,066,213	9,653,659

Professional Services - 0.1%
Truven Health Analytics, Inc., Term Loan B 5.75%, 06/06/19	USD	343	373	547	60	164	572	2,059	346,495	376,625	552,383	60,260	165,715	577,492	2,078,970

Real Estate Investment Trusts (REITs) - 0.3%
iStar Financial, Inc., Term Loan 4.50%, 09/28/17	USD	962	750	1,539	124	332	1,615	5,322	963,027	750,395	1,539,667	123,894	331,908	1,615,689	5,324,580

Real Estate Management & Development - 0.3%
Realogy Corp., Extended Letter of Credit Loan 4.46%, 10/10/16	USD	86	93	136	14	29	138	496	86,467	93,070	136,303	14,457	28,913	138,243	497,453
Realogy Corp., Extended Term Loan 4.42%, 10/10/16	USD	689	737	1,084	123	245	1,173	4,051	688,607	736,330	1,084,047	122,631	245,263	1,172,668	4,049,546

									775,074	829,400	1,220,350	137,088	274,176	1,310,911	4,546,999

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Road & Rail - 0.1%
Genesee & Wyoming, Inc., Term Loan A 2.70%, 9/29/17	USD	263	287	426	48	125	445	1,594	$263,447	$287,396	$426,305	$47,899	$124,538	$445,464	$1,595,049

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor, Inc., Extended Term Loan B 4.45%, 12/01/16	USD	275	300	440	50	130	455	1,650	275,000	300,000	440,000	50,000	130,000	455,000	1,650,000

Software - 0.6%
GCA Services Group, Inc., Second Lien Term Loan 9.25%, 10/22/20	USD	55	60	85	10	25	90	325	54,450	59,400	84,150	9,900	24,750	89,100	321,750
Infor US, Inc., Term Loan B2 5.25%, 04/05/18	USD	1,124	1,229	1,811	204	542	1,895	6,805	1,136,534	1,242,141	1,830,524	206,185	548,151	1,916,015	6,879,550
Kronos, Inc., Second Lien Term Loan 9.75%, 04/30/20	USD	470	515	760	85	225	795	2,850	488,800	535,600	790,400	88,400	234,000	826,800	2,964,000

									1,679,784	1,837,141	2,705,074	304,485	806,901	2,831,915	10,165,300

Specialty Retail - 0.2%
David’s Bridal, Inc., Term Loan B 5.00%, 10/11/19	USD	495	545	800	90	235	835	3,000	500,074	550,586	808,200	90,922	237,409	843,559	3,030,750

Textiles, Apparel & Luxury Goods - 0.6%
Ascend Performance Materials LLC, Term Loan B 6.75%, 04/10/18	USD	1,042	1,131	1,628	184	506	1,737	6,228	1,052,546	1,142,764	1,643,977	185,449	511,237	1,754,244	6,290,217
Phillips-Van Heusen Corp., Term Loan B 3.25%, 12/19/19	USD	405	440	650	75	190	680	2,440	408,248	443,529	655,213	75,601	191,524	685,453	2,459,568

									1,460,794	1,586,293	2,299,190	261,050	702,761	2,439,697	8,749,785

Thrifts & Mortgage Finance - 0.2%
Ocwen Financial Corp., Term Loan 5.00%, 01/22/18	USD	560	610	900	100	260	940	3,370	566,765	617,369	910,872	101,208	263,141	951,355	3,410,710

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Floating Rate Loan Interests (d)		Par (000)							Value
Wireless Telecommunication Services - 0.9%
Vodafone Americas Finance 2, Inc., Term Loan 6.88%, 08/11/15 (g)	USD	—	1,938	3,046	277	831	—	6,092	—	$1,976,937	$3,106,615	$282,420	$847,258	—	$6,213,230
Vodafone Americas Finance 2, Inc., Term Loan B 6.25%, 07/11/16 (g)	USD	—	1,341	1,908	258	619	4,022	8,148	—	1,377,492	1,960,277	264,902	635,767	$4,132,477	8,370,915

									—	3,354,429	5,066,892	547,322	1,483,025	4,132,477	14,584,145

Total Floating Rate Loan Interests - 26.4%									$63,709,477	77,578,590	117,467,607	12,148,044	33,189,431	121,534,312	425,627,461

Other Interests (a)(l)		Beneficial Interests (000)
Auto Components - 0.0%
Lear Corp. Escrow, 0.00%	USD	—	460	790	—	—	—	1,250	—	11,500	19,750	—	—	—	31,250

Chemicals - 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate, 0.00% (a)	USD	2,650	2,830	4,650	—	—	4,870	15,000	26	28	47	—	—	49	150

Hotels, Restaurants & Leisure - 0.0%
Buffets, Inc., 0.00% (a)	USD	—	575	970	—	—	950	2,495	—	6	10	—	—	9	25

Media - 0.0%
Adelphia Escrow, 0.00% (a)	USD	700	750	1,250	—	—	1,300	4,000	7	8	12	—	—	13	40
Adelphia Recovery Trust, 0.00% (a)	USD	878	941	1,568	—	—	1,630	5,017	88	94	157	—	—	163	502

									95	102	169	—	—	176	542

Total Other Interests - 0.0%									121	11,636	19,976	—	—	234	31,967

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Preferred Securities		Shares							Value
Preferred Stocks
Auto Components - 0.7%
Dana Holding Corp., Series B 4.00% (b)(c)	USD	9,740	20,190	29,460	2,180	6,200	16,400	84,170	$1,381,862	$2,864,456	$4,179,637	$309,287	$879,625	$2,326,750	$11,941,617

Diversified Financial Services - 0.1%
Ally Financial, Inc., 7.00% (b)		—	—	—	—	1,100	—	1,100	—	—	—	—	1,070,266	—	1,070,266

Media - 0.0%
Emmis Communications Corp., Series A, 6.25%		—	—	—	—	10,300	—	10,300	—	—	—	—	94,142	—	94,142

Real Estate Investment Trusts (REITs) - 0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)		—	8,994	13,326	—	4,171	—	26,491	—	204,614	303,167	—	94,890	—	602,671

Thrifts & Mortgage Finance - 0.0%
Fannie Mae, Series O, Series O 0.00% (a)(d)		—	30,000	40,000	—	10,000	40,000	120,000	—	115,500	154,000	—	38,500	154,000	462,000

Total Preferred Stocks - 0.8%									1,381,863	3,184,569	4,636,804	309,287	2,177,422	2,480,750	14,170,695

Trust Preferred
Diversified Financial Services - 1.2%
GMAC Capital Trust I, Series 2 8.13%, 02/15/40 (d)		117,850	128,310	190,520,000	19,170	56,340	198,960,000	389,801,670	3,117,100	3,393,764	5,039,201	521,325	1,490,178	5,262,437	18,824,005

Total Preferred Securities - 2.0%									4,498,963	6,578,333	9,676,005	830,612	3,667,600	7,743,187	32,994,700

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Warrants (m)		Shares							Value
Containers & Packaging - 0.0%
MDP Acquisitions Plc, (Issued/Exercisable 12/31/02, 3 Shares for 1 Warrant, Expires 10/01/13, (Strike Price EUR 0.001) 0.00%	USD	—	700	1,100	—	—	—	1,800	—	$56,611	$88,959	—	—	—	$145,570

Health Care Providers & Services - 0.0%
HealthSouth Corp. (Expires 1/16/14), 0.00%		29,930	32,042	52,465	—	—	54,577	169,014	—	—	1	—	—	$1	2

Media - 0.0%
New Vision Holdings LLC, (Expires 9/30/14) 0.00%		12,965	19,023	22,194	—	—	22,194	76,376	$23,458	35,187	41,052	—	—	41,052	140,749
New Vision Holdings LLC, (Expires 9/30/14) 0.00%		2,000	3,424	3,995	—	—	3,995	13,414	4,223	6,333	7,390	—	—	7,390	25,336
Metals & Mining - 0.0%
Peninsula Energy, Ltd., (Expires 12/31/15) 0.00%		3,627,165	3,966,632	5,850,469	—	—	6,113,638	19,557,904	55,575	60,776	89,639	—	—	93,672	299,662

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

		COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Warrants (m)		Shares							Value
Real Estate Investment Trusts (REITs) - 0.0%
Pepper Residential Securities Trust, (Expires 12/31/15) 0.00%	USD	2,142,553,000	2,343,076	3,455,851	—	—	3,611,304	2,151,963,231	$31,077	$33,985	$50,126	—	—	$52,379	$167,567

Software - 0.0%
Bankruptcy Management Solutions, Inc., (Expires 9/28/17) 0.00%		312	334	491	61	167	525	1,890	—	—	—	—	—	—	—

HMH Holdings/ EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27) 0.00%		1,070	1,164	1,736	176	513	1,835	6,494	—	—	—	—	—	—	—

Total Warrants - 0.0%									114,333	192,892	277,167	—	—	194,494	778,886

Total Long-Term Investments (Cost -$2,221,324,202) - 141.8%									374,065,403	418,083,475	619,082,812	$66,013,096	$171,735,959	642,597,774	2,291,578,519

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”),

BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”),

BlackRock High Income Shares (“HIS”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)	COY	CYE	HYV	BHY	HIS	HYT	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Short-Term Securities	Shares							Value
Money Market Funds - 1.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (n)(o)	—	2,103,451	4,128,807	2,001,193	2,757,840	4,840,770	15,832,061	—	$2,103,451	$4,128,807	$2,001,193	$2,757,840	$4,840,770	$15,832,061

Total Short-Term Securities (Cost - $15,832,061)								—	2,103,451	4,128,807	2,001,193	2,757,840	4,840,770	15,832,061

Options Purchased
(Cost - $87,913) - 0.0%								$1,960	2,140	3,140	—	—	3,320	10,560

Total Investments Before Options Written (Cost - $2,237,244,176) - 142.8%								374,067,363	420,189,066	623,214,759	68,014,289	174,493,799	647,441,864	2,307,421,140

Options Written
(Premiums Received - $546,750) (0.0)%								(50,555)	(54,924)	(81,138)	(9,362)	—	(84,883)	(280,862)

Total Investments, Net of Options Written - 142.8%								374,016,808	420,134,142	623,133,621	68,004,927	174,493,799	647,356,981	2,307,140,278
Liabilities in Excess of Other Assets -42.8%								(102,399,819)	(124,126,432)	(187,905,223)	(19,070,042)	(47,614,696)	(192,208,778)	(691,982,234	)(p)

Net Assets - 100.0%								$271,616,989	$296,007,710	$435,228,398	$48,934,885	$126,879,103	$455,148,203	$1,615,158,044

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

Notes to Condensed Combined Schedule of Investments

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Convertible security.
(d)	Variable rate security. Rate shown is as of report date.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation/ (Depreciation)
Bank of America Corp	$1,069,813	$12,861
Bank of New York Mellon Corp./SunTrust Capital	$18,360	$(34)
Citigroup, Inc.	$5,061,555	$(6,363)
Deutsche Bank AG	$3,063,026	$17,472
Goldman Sachs Group, Inc.	$1,616,702	$17,973
Pershing LLC	$1,614,339	$18,757
Sterne, Agee & Leach, Inc	$607,920	$8,048
Sun Trust Capital	$338,640	$4,484

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(h)	All or a portion of security has been pledged as collateral in connection with swaps.
(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(j)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.
(n)	Investments in issuers considered to be an affiliate of the Fund during the twelve-month period ended February 28, 2013, for purposes of Section 2(b)(3) of the 1940 Act, were as follows:

Affiliate		Shares Held at August 31, 2012	Net Activity	Shares Held at February 28, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	COY	2,264,805	(2,264,805)	—	$2,410	$—
	CYE	—	2,103,451	2,103,451	1,034	—
	HYV	—	4,128,807	4,128,807	1,906	114
	BHY	980,802	1,020,391	2,001,193	739	12
	HIS	840,816	1,917,024	2,757,840	741	33
	HYT	—	4,840,770	4,840,770	1,803	110

	Pro Forma Combined Fund	4,086,423	11,745,638	15,832,061	$8,633	$269

(o)	Represents the current yield as of report date.
(p)	Reflects pro forma adjustments for $18,657,244 of which $990,000 is due to the charge for estimated reorganization expenses of $270,000, $350,000, and $370,000 attributable to BHY, HIS and HYT, respectively, and $17,667,244 is due to the distribution of undistributed net investment income of $4,102,652, $1,542,971, $4,434,679, $200,744, $1,549,178, and $5,837,020 attributable to COY, CYE, HYV, BHY, HIS, and HYT, respectively.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	S&P	Standard and Poor’s
EUR	Euro	LIBOR	London Interbank Offered Rate
DIP	Debtor-In-Possession	USD	US Dollar
FKA	Formerly Known As

Financial futures contracts as of February 28, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
COY (46)	S&P 500 E-Mini Index	Chicago Mercantile	March, 2013	3,480,590	$(59,470)
CYE (50)	S&P 500 E-Mini Index	Chicago Mercantile	March, 2013	3,783,250	(63,559)
HYV (73)	S&P 500 E-Mini Index	Chicago Mercantile	March, 2013	5,523,545	(92,603)
BHY (8)	S&P 500 E-Mini Index	Chicago Mercantile	March, 2013	605,320	(11,294)
HIS (25)	S&P 500 E-Mini Index	Chicago Mercantile	March, 2013	1,891,625	(38,018)
HYT (77)	S&P 500 E-Mini Index	Chicago Mercantile	March, 2013	5,826,205	(98,075)

Pro Forma Combined Fund					$(363,019)

Foreign currency exchange contracts as of February 28, 2013 were as follows:

COY
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
CAD	195,000	USD	194,271	Citigroup, Inc.	4/17/2013	$(5,376)
USD	480,181	AUD	463,000	Citigroup, Inc.	4/17/2013	8,827
USD	196,643	CAD	195,000	Citigroup, Inc.	4/17/2013	7,748
USD	3,212,074	CAD	3,169,000	Deutsche Bank AG	4/17/2013	142,281
USD	1,361,444	GBP	880,000	Barclays Plc	4/17/2013	26,751
USD	148,702	GBP	96,000	BNP Paribas SA	4/17/2013	3,099
USD	5,959,142	GBP	3,720,000	Goldman Sachs Group, Inc.	4/17/2013	317,035
USD	160,147	GBP	101,000	Royal Bank of Scotland Group Plc	4/17/2013	6,961
USD	115,580	EUR	87,000	BNP Paribas SA	4/23/2013	1,955
USD	21,268,491	EUR	15,961,000	Citigroup, Inc.	4/23/2013	422,954
USD	133,584	EUR	100,267	Deutsche Bank AG	4/23/2013	2,633
USD	266,493	EUR	200,000	Goldman Sachs Group, Inc.	4/23/2013	5,287
USD	134,611	EUR	100,000	UBS AG	4/23/2013	4,008

Total						$944,163

CYE
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	525,814	AUD	507,000	Citigroup, Inc.	4/17/2013	$9,666
USD	4,348,311	CAD	4,290,000	Deutsche Bank AG	4/17/2013	192,612
USD	1,655,392	GBP	1,070,000	Barclays Plc	4/17/2013	32,527
USD	142,506	GBP	92,000	BNP Paribas SA	4/17/2013	2,970
USD	6,375,642	GBP	3,980,000	Goldman Sachs Group, Inc.	4/17/2013	339,193

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	206,130	GBP	130,000	Royal Bank of Scotland Group Plc	4/17/2013	$8,960
USD	115,580	EUR	87,000	BNP Paribas SA	4/23/2013	1,955
USD	21,048,768	EUR	15,796,000	Citigroup, Inc.	4/23/2013	418,726
USD	132,524	EUR	99,471	Deutsche Bank AG	4/23/2013	2,612
USD	291,810	EUR	219,000	Goldman Sachs Group, Inc.	4/23/2013	5,789
USD	134,959	EUR	100,000	Royal Bank of Scotland Group Plc	4/23/2013	4,356
USD	88,843	EUR	66,000	UBS AG	4/23/2013	2,645

Total						$1,022,011

HYV
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	774,720	AUD	747,000	Citigroup, Inc.	4/17/2013	$14,241
USD	6,869,115	CAD	6,777,000	Deutsche Bank AG	4/17/2013	304,273
USD	2,490,823	GBP	1,610,000	Barclays Plc	4/17/2013	48,943
USD	134,761	GBP	87,000	BNP Paribas SA	4/17/2013	2,808
USD	179,331	GBP	111,000	BNP Paribas SA	4/17/2013	10,978
USD	8,746,483	GBP	5,460,000	Goldman Sachs Group, Inc.	4/17/2013	465,325
USD	261,627	GBP	165,000	Royal Bank of Scotland Group Plc	4/17/2013	11,372
EUR	354,000	USD	474,805	Westpac Banking Corp.	4/23/2013	(12,470)
USD	3,986	EUR	3,000	BNP Paribas SA	4/23/2013	67
USD	70,327	EUR	52,000	Citigroup, Inc.	4/23/2013	2,414
USD	32,648,915	EUR	24,502,000	Citigroup, Inc.	4/23/2013	648,581
USD	132,794	EUR	99,674	Deutsche Bank AG	4/23/2013	2,617
USD	426,389	EUR	320,000	Goldman Sachs Group, Inc.	4/23/2013	8,459
USD	128,211	EUR	95,000	Royal Bank of Scotland Group Plc	4/23/2013	4,138

Total						$1,511,746

BHY
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
GBP	16,000	USD	24,255	Barclays Plc	4/17/2013	$12
USD	656,787	GBP	410,000	Goldman Sachs Group, Inc.	4/17/2013	34,942
EUR	90,000	USD	120,141	Citigroup, Inc.	4/23/2013	(2,598)
USD	1,543,274	EUR	1,158,000	Citigroup, Inc.	4/23/2013	30,892

Total						$63,248

HIS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	897,075	GBP	560,000	Goldman Sachs Group, Inc.	4/17/2013	$47,728
EUR	100,000	USD	134,940	Citigroup, Inc.	4/23/2013	(4,339)
EUR	120,000	USD	160,434	Credit Suisse Group AG	4/23/2013	(3,711)
USD	4,571,808	EUR	3,431,000	Citigroup, Inc.	4/23/2013	90,855

Total						$130,533

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

HYT
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	809,981	AUD	781,000	Citigroup, Inc.	4/17/2013	$14,889
USD	6,948,175	CAD	6,855,000	Deutsche Bank AG	4/17/2013	307,775
USD	2,954,951	GBP	1,910,000	Barclays Plc	4/17/2013	58,063
USD	134,761	GBP	87,000	BNP Paribas SA	4/17/2013	2,808
USD	179,331	GBP	111,000	BNP Paribas SA	4/17/2013	10,978
USD	459,795	GBP	285,000	BNP Paribas SA	4/17/2013	27,537
USD	9,371,232	GBP	5,850,000	Goldman Sachs Group, Inc.	4/17/2013	498,563
USD	280,654	GBP	177,000	Royal Bank of Scotland Group Plc	4/17/2013	12,199
EUR	389,000	USD	521,749	Westpac Banking Corp.	4/23/2013	(13,704)
USD	67,622	EUR	50,000	Citigroup, Inc.	4/23/2013	2,320
USD	33,853,495	EUR	25,406,000	Citigroup, Inc.	4/23/2013	672,510
USD	132,419	EUR	99,392	Deutsche Bank AG	4/23/2013	2,610
USD	479,687	EUR	360,000	Goldman Sachs Group, Inc.	4/23/2013	9,517
USD	98,520	EUR	73,000	Royal Bank of Scotland Group Plc	4/23/2013	3,180

Total						$1,609,245

Pro Forma Combined Fund						$5,280,946

Exchange-traded options purchased as of February 28, 2013 were as follows:

	Description	Put/Call	Strike Price	Expiration Date	Contracts	Market Value
COY	Life Technologies Corp.	Call	USD 70	3/16/2013	98	$1,960
CYE	Life Technologies Corp.	Call	USD 70	3/16/2013	107	2,140
HYV	Life Technologies Corp.	Call	USD 70	3/16/2013	157	3,140
HYT	Life Technologies Corp.	Call	USD 70	3/16/2013	166	3,320

Pro Forma Combined Fund						$10,560

Over-the-counter options purchased as of February 28, 2013 were as follows:

	Description	Counterparty	Put/Call	Strike Price	Expiration Date	Contracts	Market Value
COY	Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD 942.86	12/14/2019	17	—
CYE	Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD 942.86	12/14/2019	19	—
BHY	Marsico Parent Superholdco LLC	Goldman Sachs Group, Inc.	Call	USD 942.86	12/14/2019	3	—

Pro Forma Combined Fund							—

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

Over-the-counter credit default swaptions written as of February 28, 2013 were as follows:

COY
Description	Counterparty	Put/Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating(1)	Expiration Date	Notional Amount (000)(2)	Market Value
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Call	USD 103.50	Receive	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 4,050	$(21,885)
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Put	USD 97.50	Pay	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 4,050	(28,670)

Total									$(50,555)

CYE
Description	Counterparty	Put/Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating(1)	Expiration Date	Notional Amount (000)(2)	Market Value
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Call	USD 103.50	Receive	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 4,400	$(23,777)
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Put	USD 97.50	Pay	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 4,400	(31,147)

Total									$(54,924)

HYV
Description	Counterparty	Put/Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating(1)	Expiration Date	Notional Amount (000)(2)	Market Value
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Call	USD 103.50	Receive	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 6,500	$(35,125)
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Put	USD 97.50	Pay	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 6,500	(46,013)

Total									$(81,138)

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

BHY
Description	Counterparty	Put/Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating(1)	Expiration Date	Notional Amount (000)(2)	Market Value
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Call	USD 103.50	Receive	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 750	$(4,053)
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Put	USD 97.50	Pay	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 750	(5,309)

Total									$(9,362)

HYT
Description	Counterparty	Put/Call	Strike Price	Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating(1)	Expiration Date	Notional Amount (000)(2)	Market Value
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Call	USD 103.50	Receive	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 6,800	$(36,746)
Sold Protection on 5-Year Credit Default Swap	Credit Suisse Group AG	Put	USD 97.50	Pay	Dow Jones CDX North America High Yield, Series 19, Version 1	B+	6/19/2013	USD 6,800	(48,137)

Total									$(84,883)

Pro Forma Combined Fund									$(280,862)

Credit default swaps - buy protection outstanding as of February 28, 2013 were as follows:

COY
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Israel (State of)	1.00%	Deutsche Bank AG	3/20/2017	USD 625	$(24,619)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/2017	USD 210	(8,147)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase & Co.	12/20/2017	USD 70	(1,150)

Total					$(33,916)

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

CYE
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Israel (State of)	1.00%	Deutsche Bank AG	3/20/2017	USD 675	$(26,589)
Israel (State of)	1.00%	Deutsche Bank AG	3/20/2017	USD 225	(8,729)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase & Co.	12/20/2017	USD 75	(1,232)

Total					$(36,550)

HYV
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
State of Israel	1.00%	Deutsche Bank AG	3/20/2017	USD 335	$(12,997)
State of Israel	1.00%	Deutsche Bank AG	3/20/2017	USD 1,000	(39,391)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase & Co.	12/20/2017	USD 100	(1,642)

Total					$(54,030)

BHY
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
The New York Times Co.	1.00%	Barclays Plc	12/20/2016	USD 225	$(5,115)
State of Israel	1.00%	Deutsche Bank AG	3/20/2017	USD 100	(3,939)
State of Israel	1.00%	Deutsche Bank AG	3/20/2017	USD 35	(1,358)
Beazer Home USA, Inc.	5.00%	Bank of America Corp.	12/20/2017	USD 15	(388)

Total					$(10,800)

HYT
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
State of Israel	1.00%	Deutsche Bank AG	3/20/2017	USD 1,050	$(41,360)
State of Israel	1.00%	Deutsche Bank AG	3/20/2017	USD 350	(13,579)
Beazer Homes USA, Inc.	5.00%	JPMorgan Chase & Co.	12/20/2017	USD 100	(1,642)

Total					$(56,581)

Pro Forma Combined Fund					$(191,877)

Credit default swaps - sold protection outstanding as of February 28, 2013 were as follows:

COY
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/2015	CCC	USD 143	$18,667
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	12/20/2015	CCC	USD 70	6,862
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 232	26,075

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

COY
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 58	$7,054
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 250	42,155
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	B-	USD 500	40,144
Caesars Entertainment Operating Co., Inc.	5.00%	Citigroup, Inc.	3/20/2016	CCC	USD 48	1,087
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 101	7,861
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 101	7,861
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 302	19,444
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 71	3,617
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 301	295
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/2016	CCC	USD 41	1,497
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	B-	USD 300	24,289
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	B-	USD 300	25,738
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 708	37,980
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 114	503
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 204	12,033
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 390	19,372
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/2016	B-	USD 125	13,964
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/2017	B-	USD 185	13,543
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 222	6,990
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 187	(1,422)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 129	1,610
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/2017	B-	USD 430	74,431
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/2017	BB-	USD 1,500	362,674
Level 3 Communications, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2019	CCC	USD 900	70,364

Total						$844,688

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

CYE
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 274	$46,107
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 76	9,233
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 304	34,127
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	B-	USD 500	40,144
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 110	8,530
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 110	8,530
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 324	20,903
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 76	3,858
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 367	360
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/2016	CCC	USD 44	1,596
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	B-	USD 300	25,738
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	B-	USD 300	24,289
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 225	13,278
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 430	21,359
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 767	41,178
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 124	548
ARAMARK Corp.	5.00%	Credit Suisse AG	9/20/2016	B-	USD 125	13,964
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/2017	B-	USD 200	14,641
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 202	(1,539)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 242	7,611
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 141	1,753
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/2017	B-	USD 470	81,354
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/2017	BB-	USD 1,600	386,852
Level 3 Communications, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2019	CCC	USD 1,000	78,182

Total						$882,596

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

HYV
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 112	$13,604
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 447	50,285
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 403	67,937
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	B-	USD 750	60,215
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 483	31,111
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 118	6,029
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 558	547
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 163	12,711
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 163	12,711
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/2016	CCC	USD 68	2,494
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	B-	USD 500	40,482
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	B-	USD 500	42,897
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 1,132	60,768
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 182	806
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 331	19,502
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 630	31,293
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/2016	B-	USD 200	22,343
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/2017	B-	USD 295	21,596
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 355	11,195
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 207	2,579
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 299	(2,279)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/2017	B-	USD 690	119,435
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/2017	BB-	USD 2,400	580,279
Level 3 Communications, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2019	CCC	USD 1,500	117,273

Total						$1,325,813

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

BHY
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 110	$14,972
Goodyear Tire & Rubber Co.	5.00%	Barclays Plc	12/20/2015	BB-	USD 95	8,217
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/2016	CCC	USD 23	740
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 187	7,478
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/2016	CCC	USD 13	472
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 200	9,641
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/2016	B-	USD 50	5,586
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/2017	B-	USD 35	2,562
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Plc	3/20/2017	CCC	USD 11	85
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 33	(253)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 63	1,549
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/2017	B-	USD 80	13,848
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/2017	BB-	USD 280	67,699

Total						$132,596

HYT
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 117	$14,244
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 422	71,137
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/2015	CCC	USD 468	52,653
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	B-	USD 750	60,215
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 170	13,213
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 170	13,213
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 113	5,788
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 558	547
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2016	CCC	USD 506	32,569
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	3/20/2016	CCC	USD 66	2,395

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Schedule of Investments for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Appreciation (Depreciation)
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	B-	USD 475	$38,458
ARAMARK Corp.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	B-	USD 475	40,752
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 1,184	63,566
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 190	843
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 345	20,332
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2016	CCC	USD 660	32,783
ARAMARK Corp.	5.00%	Credit Suisse Group AG	9/20/2016	B-	USD 200	22,343
ARAMARK Corp.	5.00%	Deutsche Bank AG	3/20/2017	B-	USD 305	22,328
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 72	1,712
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 217	2,697
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/2017	CCC	USD 312	(2,376)
Crown Castle International Corp.	7.25%	Deutsche Bank AG	3/20/2017	B-	USD 720	124,628
CCO Holdings LLC	8.00%	Deutsche Bank AG	9/20/2017	BB-	USD 2,400	580,278
Level 3 Communications, Inc.	5.00%	Goldman Sachs Group, Inc.	6/20/2019	CCC	USD 1,600	125,091

Total						$1,349,409

Pro Forma Combined Fund						$4,535,102

1	Using Standard & Poor’s (S&P) rating of the issuer or the underlying securities of the index, as applicable.
2	The maximum potential amount the Funds may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

	COY(1)	CYE(1)	HYV(1)	BHY	HIS	HYT(1)	Adjustments	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Assets
Investments at value - unaffiliated (2)	$374,067,363	$418,085,615	$619,085,952	$66,013,096	$171,735,959	$642,601,094	—	$2,291,589,079
Investments at value - affiliated (3)	—	2,103,451	4,128,807	2,001,193	2,757,840	4,840,770	—	15,832,061
Foreign currency at value (4)	9,196	1,908	5,581	11,231	31,721	317,411	—	377,048
Cash	3,687,665	1,722,765	—	—	—	—	—	5,410,430
Cash pledged as collateral for swaps	600,000	100,000	400,000	—	—	400,000	—	1,500,000
Cash pledged for financial futures contracts	231,000	252,000	307,000	63,000	122,000	324,000	—	1,299,000
Interest receivable	5,111,303	5,667,410	8,392,201	947,007	2,506,481	8,759,343	—	31,383,745
Investments sold receivable	3,459,084	3,790,136	4,489,425	868,700	1,496,304	4,435,130	—	18,538,779
Unrealized appreciation on foreign currency exchange contracts	949,539	1,022,011	1,524,216	65,846	138,583	1,622,949	—	5,323,144
Variation margin receivable	5,750	6,250	9,125	1,000	3,125	9,625	—	34,875
Swap premiums paid	74,335	77,811	118,134	19,640	—	119,910	—	409,830
Unrealized appreciation on swaps	846,110	884,135	1,328,092	132,849	—	1,351,785	—	4,542,971
Swaps receivable	149,019	166,960	252,044	28,472	—	255,273	—	851,768
Dividends receivable	3,952	2,844	6,488	40	—	3,278	—	16,602
Prepaid expenses	3,980	9,235	13,249	2,408	6,847	14,133	—	49,852

Total assets	389,198,296	433,892,531	640,060,314	70,154,482	178,798,860	665,054,701	—	2,377,159,184

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

	COY(1)	CYE(1)	HYV(1)	BHY	HIS	HYT(1)	Adjustments		Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Liabilities
Bank overdraft	$—	$—	$138,781	$—	$—	$307,820	$—		$446,601
Loan payable	98,000,000	117,000,000	174,000,000	18,000,000	44,000,000	178,000,000	—		629,000,000
Cash received as collateral for swaps	600,000	500,000	1,200,000	—	—	1,200,000	—		3,500,000
Investments purchased payable	17,260,707	18,605,546	26,718,481	2,832,853	7,677,701	27,476,434	—		100,571,722
Options written at value (5)	50,555	54,924	81,138	9,362	—	84,883	—		280,862
Swap premiums received	1,156,106	1,205,057	1,786,064	209,283	—	1,861,346	—		6,217,856
Swaps payable	2,337	2,515	3,619	858	—	3,747	—		13,076
Investment advisory fees payable	139,546	186,873	276,770	44,900	94,722	335,392	—		1,078,203
Officer’s and Trustees’ fees payable	—	—	108,692	13,311	12,765	112,784	—		247,552
Unrealized depreciation on swaps	35,338	38,089	56,309	11,053	—	58,957	—		199,746
Unrealized depreciation on foreign currency exchange contracts	5,376	—	12,470	2,598	8,050	13,704	—		42,198
Income dividends payable	—	—	70,432	—	—	88,498	17,667,244	(9)	17,826,174
Interest expense payable	112,885	82,166	122,838	12,035	28,691	128,677	—		487,292
Administration fees payable	—	—	—	4,992	—	—	—		4,992
Reorganization expenses payable	—	—	—	—	—	—	990,000	(10)	990,000
Other accrued expenses payable	218,457	209,651	256,322	78,352	97,828	234,256	—		1,094,866

Total liabilities	117,581,307	137,884,821	204,831,916	21,219,597	51,919,757	209,906,498	18,657,244		762,001,140

Net Assets	$271,616,989	$296,007,710	$435,228,398	$48,934,885	$126,879,103	$455,148,203	$(18,657,244)		$1,615,158,044

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

As of February 28, 2013 (Unaudited)

	COY(1)	CYE(1)	HYV(1)	BHY	HIS	HYT(1)	Adjustments		Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)
Net Assets Consist of
Paid-in capital (6) (7) (8)	$306,446,046	$326,291,482	$470,688,615	$58,179,449	$158,633,827	$506,565,764	$(990,000	)(10)	$1,825,815,183
Undistributed net investment income	4,102,652	1,542,971	4,434,679	200,744	1,549,178	5,837,020	(17,667,244	)(9)	—
Accumulated net realized loss	(50,360,724)	(45,804,963)	(63,018,441)	(12,691,635)	(37,796,069)	(80,641,018)	—		(290,312,850)
Net unrealized appreciation/depreciation	11,429,015	13,978,220	23,123,545	3,246,327	4,492,167	23,386,437	—		79,655,711

Net Assets	$271,616,989	$296,007,710	$435,228,398	$48,934,885	$126,879,103	$455,148,203	$(18,657,244)		$1,615,158,044

Net asset value per share	$7.76	$7.88	$13.18	$7.61	$2.31	$12.85			$12.68

(1) Consolidated Statements of Assets and Liabilities

(2) Investments at cost - unaffiliated	$364,373,360	$405,955,194	$598,717,928	$62,948,174	$167,334,601	$622,082,858	$—		$2,221,412,115

(3) Investments at cost - affiliated	—	$2,103,451	$4,128,807	$2,001,193	$2,757,840	$4,840,770	$—		$15,832,061

(4) Foreign currency at cost	$9,375	$1,963	$5,647	$11,506	$32,595	$320,044	$—		$381,130

(5) Premiums received	$98,415	$106,920	$157,950	$18,225	$—	$165,240	$—		$546,750

(6) Par value per share	$0.100	$0.100	$0.100	$0.001	$—	$0.100			$0.100

(7) Shares outstanding	35,004,366	37,542,561	33,015,111	6,430,618	54,824,195	35,414,156	(74,821,320	)(11)	127,409,712

(8) Shares authorized	200 million	200 million	200 million	unlimited	unlimited	200 million			200 million

(9)	Reflects the distribution of undistributed net investment income of $17,667,244 attributable to each Fund.
(10)	Reflects the charge for estimated reorganization expenses of $270,000, $350,000 and $370,000 attributable to BHY, HIS and HYT, respectively.
(11)	Reflects the capitalization adjustments giving the effect of the transfer of shares of HYT, which COY, CYE, HYV, BHY and HIS shareholders will receive as if the Reorganizations had taken place on February 28, 2013. The foregoing should not be relied upon to reflect the number of shares of HYT that actually will be received on or after such date.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

For the Twelve Months Ended February 28, 2013 (Unaudited)

	COY(1)	CYE(1)	HYV(1)	BHY	HIS	HYT(1)	Adjustments		Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)(2)
Investment Income
Interest	$24,385,970	$27,253,914	$40,528,921	$4,511,090	$12,406,803	$42,385,928	$—		$151,472,626
Dividends - unaffiliated	773,530	875,132	1,295,084	45,121	129,923	1,397,574	—		4,516,364
Dividends - affiliated	2,410	1,034	1,906	739	741	1,803	—		8,633
Foreign taxes withheld	—	—	—	—	(1,000)	—	—		(1,000)

Total income	25,161,910	28,130,080	41,825,911	4,556,950	12,536,467	43,785,305	—		155,996,623

Expenses
Investment advisory	1,750,891	2,349,156	3,489,913	570,306	1,203,330	4,236,854	(673,816	)(3)	12,926,634
Administration	—	—	—	63,367	—	—	(63,367	)(4)	—
Borrowing costs	166,158	181,307	314,741	43,116	100,440	220,111			1,025,873
Professional	163,945	135,378	237,163	77,388	94,491	146,828	(501,606	)(5)	353,587
Custodian	23,763	71,743	100,364	30,430	41,428	89,557	(79,097	)(5)	278,188
Accounting services	91,205	96,867	146,658	53,977	70,116	122,159	(325,191	)(5)	255,791
Transfer agent	63,326	51,706	56,679	29,910	59,525	57,572	(88,805	)(5)	229,913
Officer and Trustees	22,654	23,041	45,540	7,222	13,420	51,979			163,856
Printing	11,234	13,014	33,699	10,308	1,313	25,423	(27,145	)(5)	67,846
Registration	22,543	23,718	11,750	9,013	19,786	11,021	(73,860	)(5)	23,971
Miscellaneous	50,807	43,892	24,872	5,877	17,592	55,246	(108,377	)(5)	89,909

Total expenses excluding interest expense and income tax	2,366,526	2,989,822	4,461,379	900,914	1,621,441	5,016,750	(1,941,264)		15,415,568

Interest expense	861,136	1,027,549	1,561,688	156,099	349,643	1,602,805	—		5,558,920
Income tax	4,230	4,230	4,230	—	—	4,230	(12,690	)(5)	4,230

Total expenses	3,231,892	4,021,601	6,027,297	1,057,013	1,971,084	6,623,785	(1,953,954)		20,978,718
Less fees waived by Manager	(1,331)	(518)	(820)	(346)	(388)	(806)	—		(4,209)

Total expenses after fees waived	3,230,561	4,021,083	6,026,477	1,056,667	1,970,696	6,622,979	(1,953,954)		20,974,509

Net investment income	21,931,349	24,108,997	35,799,434	3,500,283	10,565,771	37,162,326	1,953,954		135,022,114

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for

BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), BlackRock High Income Shares (“HIS”), and BlackRock Corporate High Yield Fund VI, Inc. (“HYT”)

For the Twelve Months Ended February 28, 2013 (Unaudited)

	COY(1)	CYE(1)	HYV(1)	BHY	HIS	HYT(1)	Adjustments	Pro Forma Combined Fund (COY, CYE, HYV, BHY and HIS into HYT)(2)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	$10,645,703	$11,944,307	$17,995,774	$1,855,854	$2,011,579	$16,795,748	—	$61,248,965
Capital gain distributions received from affiliated investment companies	—	—	114	12	33	110	—	269
Foreign currency transactions	(907,460)	(908,659)	(1,423,464)	664	(207,966)	(1,423,260)	—	(4,870,145)
Financial futures contracts	(785,888)	(831,838)	(1,237,876)	(124,633)	(348,626)	(1,290,827)	—	(4,619,688)
Options written	220,356	228,748	345,194	2,850	95,401	358,988	—	1,251,537
Swaps	976,481	1,005,453	1,447,068	293,270	43,127	1,484,973	—	5,250,372

	10,149,192	11,438,011	17,126,810	2,028,017	1,593,548	15,925,732	—	58,261,310

Net change in unrealized appreciation/depreciation on:
Investments	3,164,868	4,840,563	7,053,048	554,395	2,089,245	7,477,930	—	25,180,049
Foreign currency translations	1,833,233	1,940,573	2,933,248	75,756	410,494	3,078,835	—	10,272,139
Financial futures contracts	198,467	195,269	295,343	(11,294)	29,066	321,333	—	1,028,184
Options written	(13,450)	(13,054)	(21,531)	8,863	(29,737)	(21,727)	—	(90,636)
Swaps	445,683	476,087	740,814	(64,022)	—	749,931	—	2,348,493

	5,628,801	7,439,438	11,000,922	563,698	2,499,068	11,606,302	—	38,738,229

Total realized and unrealized gain	15,777,993	18,877,449	28,127,732	2,591,715	4,092,616	27,532,034	—	96,999,539

Net Increase in Net Assets Resulting from Operations	$37,709,342	$42,986,446	$63,927,166	$6,091,998	$14,658,387	$64,694,360	$1,953,954	$232,021,653

(1)	Consolidated Statements of Assets and Liabilities.
(2)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $270,000, $350,000 and $370,000 attributable to BHY, HIS and HYT, respectively.
(3)	In connection with the Reorganizations, the Investment Advisor is proposing to reduce the advisory fee payable by the Acquiring Fund (HYT) by 10 basis points, from 0.70% based on an aggregate of (i) the Fund’s average daily net assets and (ii) the proceeds of any outstanding debt securities of borrowings used for leverage to 0.60% based on an aggregate of (i) the Fund’s average daily net assets and (ii) the proceeds of any outstanding debt securities or borrowings for leverage. This reduction in fees will not decrease or modify the nature or level of the services that the Investment Advisor will provide to the Acquiring Fund relative to what the Investment Advisor currently provides to the Acquiring Fund.
(4)	The Acquiring Fund does not have an administration agreement.
(5)	Reflects the estimated savings as a result of the Reorganization due to fewer audits and consolidation of accounting, tax, legal, printing and other services.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements

As of February 28, 2013 (Unaudited)

NOTE 1 — Basis of Combination:

The Boards of Directors and Board of Trustees (the “Boards”), of BlackRock Corporate High Yield Fund, Inc. (“COY”), BlackRock Corporate High Yield Fund III, Inc. (“CYE”), BlackRock Corporate High Yield Fund V, Inc. (“HYV”), BlackRock High Yield Trust (“BHY”), and BlackRock High Income Share (“HIS” and together with COY, CYE, HYV and BHY, each a “Target Fund” and, collectively the “Target Funds”) and BlackRock Corporate High Yield Fund VI, Inc. (“HYT” or the “Acquiring Fund” and together with the Target Funds the “Fund” or the “Funds”) at meetings held on June 4-5, 2013 and July 30, 2013 approved five separate proposed tax-free reorganizations in which the Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of each Target Fund (the “Reorganizations”). Following the Reorganizations, each Target Fund will terminate its registration under the Investment Company Act of 1940.

In each Reorganization, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Shares received by the shareholders of the Target Fund in each Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization, as applicable (although shareholders may receive cash for their fractional common shares).

The Reorganizations will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at February 28, 2013. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended February 28, 2013. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). As of February 28, 2013, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of HYT. It is not anticipated that HYT will sell any securities of the Target Funds acquired in the reorganization other than in the ordinary course of business. The fiscal year end for HYT, HYV, BHY and HIS is August 31.The fiscal year end for COY and CYE is February 28.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganizations occurred on February 28, 2013. Following the Reorganizations, HYT will be the accounting survivor.

Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, BlackRock Advisors, LLC has agreed to pay COY, CYE and HYV’s costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by BlackRock Advisors, LLC, are as follows:

Estimated Reorganization Expenses
COY	CYE	HYV	BHY	HIS	HYT
$375,000	$355,000	$400,000	$270,000	$350,000	$370,000

NOTE 2 — Basis of Consolidation:

The accompanying consolidated financial statements of COY, CYE, HYV and HYT include the accounts of BLK COY (Luxembourg) Investments, S.a.r.l., BLK CYE (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l. and BLK HYT (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiaries”), which are wholly owned subsidiaries of the Funds which hold shares of private Canadian companies, Larcina Energy Ltd. and Osum Oil Sands Corp. Income earned on the investments held by the Luxembourg Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax on the condensed combined statement of operations. A tax provision for income from realized and unrealized gains, if any, is included as a reduction of realized and unrealized gain (loss) on the condensed combined statement of operations. Intercompany accounts and transactions, if any, have been eliminated. The Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds.

NOTE 3 — HYT Fund Valuation:

US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

NOTE 4 — Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of HYT that would have been issued at February 28, 2013 in connection with the proposed Reorganizations. The number of shares of each class assumed to be issued is equal to the net asset value of the shares of COY, CYE, HYV, BHY, and HIS, as of February 28, 2013, divided by the net asset value per share of the shares of HYT as of February 28, 2013. The pro forma number of common shares outstanding for the combined Fund consists of the following at February 28, 2013:

Additional Common Shares Assumed Issued in Each Reorganization
Total Outstanding HYT Shares Pre-Combination	COY	CYE	HYV	BHY	HIS	Total Outstanding HYT Shares Post-Combination
35,414,156	21,102,522	23,228,484	33,982,619	3,823,035	9,858,871	127,409,687

NOTE 5 — Pro Forma Operating Expenses:

The pro forma condensed combined statement of operations for the twelve-month period ending February 28, 2013, as adjusted, giving effect to the Reorganizations reflect changes in expenses of HYT as if the Reorganizations were consummated on March 1, 2012. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 6 — Federal Income Taxes:

The Acquiring Fund and each Target Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganizations are consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, the Target Funds will make any required ordinary income or capital gain distributions prior to the consummation of their respective Reorganization, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of each of the acquired Target Funds, which will be subject to the tax loss limitation rules described below because each acquired Target Fund will undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. Depending on which Reorganizations are consummated, the Acquiring Fund’s own capital loss carryforwards (and certain unrealized built-in losses, if any) may also be subject to the tax loss limitation rules described below because the Acquiring Fund may also undergo an “ownership change” for U.S. federal income tax purposes, and such limitation might be significant. For each Fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition. Information with respect to the Funds’ Capital loss carryforwards as of February 28, 2013 is set forth below.

	Capital Loss Amount*
Expiration	COY	CYE
2/28/2017	14,106,195	12,258,925
2/28/2018	36,323,237	33,834,777

Total	50,429,432	46,093,702

	Capital Loss Amount*
Expiration	HYT	HYV	HIS	BHY
8/31/2014	—	—	7,043,976	1,250,639
8/31/2015	—	—	—	2,467,772
8/31/2016	—	—	10,829,322	2,039,760
8/31/2017	23,221,595	14,918,762	3,140,056	916,541
8/31/2018	54,927,764	45,786,653	15,169,557	5,191,260
8/31/2019	—	—	—	737,843
No Expiration	—	—	778,769	—

Total	78,149,359	60,705,415	36,961,680	12,603,815

* The Funds anticipate that approximately $40 million of capital loss carryforwards will be lost/forfeited as a result of the tax loss limitation rules described above. No assurances can be given, however, that this estimate will be correct and the actual amount of forfeited capital loss carryforwards could be higher or lower than such estimate, depending on the circumstances. The Funds believe that the potential loss of capital loss carryforwards as a result of the Reorganizations is not a material factor in evaluating the Reorganizations in light of several factors, including (1) the difficulty of projecting the likelihood of utilization of some or all of the capital loss carryforwards prior to their expiration, and (2) the potentially limited opportunity for capital gains in light of the Funds’ investment policy of investing primarily in debt securities and instruments.

Due to the operation of these tax loss limitation rules, it is possible that shareholders of all of the Target Funds and shareholders of the Acquiring Fund (if the Acquiring Fund undergoes an ownership change as described in the preceding paragraph) would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of a Fund whose losses are subject to the loss limitation rules would depend on many variables, including such Fund’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganization occurred, the timing and amount of future capital gains recognized by the Combined Fund if the relevant Reorganization were to occur), and the timing of a historic Fund shareholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of a Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

NOTE 7 — Pro Forma Calculation:

The accompanying pro forma condensed combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

NOTE 8 — Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the pro forma condensed combined financial statements.

APPENDIX C

PROXY VOTING POLICIES

FOR THE BLACKROCK-ADVISED FUNDS

DECEMBER, 2009

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. Registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. Securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. Proxy Voting Policies

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and Bylaws

These proposals relate to various requests for approval of amendments to a corporation’s charter or Bylaws. As a general matter, the Funds tend to vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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